UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21729

Name of Fund:	BlackRock Enhanced Global Dividend Trust (BOE)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Enhanced Global Dividend Trust, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2025

Date of reporting period: 06/30/2025

Item 1 – Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

June 30, 2025
2025 Semi-Annual Report (Unaudited)

BlackRock Energy and Resources Trust (BGR)
BlackRock Enhanced Equity Dividend Trust (BDJ)
BlackRock Enhanced Global Dividend Trust (BOE)
BlackRock Enhanced International Dividend Trust (BGY)
BlackRock Enhanced Large Cap Core Fund, Inc. (CII)
BlackRock Health Sciences Term Trust (BMEZ)
BlackRock Health Sciences Trust (BME)
BlackRock Resources & Commodities Strategy Trust (BCX)
BlackRock Science and Technology Term Trust (BSTZ)
BlackRock Science and Technology Trust (BST)
BlackRock Technology and Private Equity Term Trust (BTX)
BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information (unaudited)

Section 19(a) Notices
BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Enhanced Global Dividend Trust’s (BOE), BlackRock Enhanced International Dividend Trust’s (BGY), BlackRock Enhanced Large Cap Core Fund, Inc.’s (CII), BlackRock Health Sciences Term Trust’s (BMEZ), BlackRock Health Sciences Trust’s (BME), BlackRock Resources & Commodities Strategy Trust’s (BCX), BlackRock Science and Technology Term Trust’s (BSTZ), BlackRock Science and Technology Trust’s (BST), BlackRock Technology and Private Equity Term Trust (BTX) and BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (collectively, the "Trusts" or individually, a “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.
June 30, 2025
	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital (a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BGR	$ 0.170098	$ —	$ —	$ 0.413702	$ 0.583800	29%	— %	— %	71%	100%
BDJ	0.260620	—	0.110780	—	0.371400	70	—	30	—	100
BOE	0.094831	—	0.108912	0.292457	0.496200	19	—	22	59	100
BGY	0.075115	—	0.021509	0.158976	0.255600	29	—	9	62	100
CII	—	—	0.846000	—	0.846000	—	—	100	—	100
BMEZ	—	—	—	1.045990	1.045990	—	—	—	100	100
BME	0.046641	0.053013	1.350605	0.122341	1.572600	3	3	86	8	100
BCX	0.172856	—	—	0.245344	0.418200	41	—	—	59	100
BSTZ	—	—	1.323490	—	1.323490	—	—	100	—	100
BST	—	—	1.500000	—	1.500000	—	—	100	—	100
BTX	—	—	—	0.507030	0.507030	—	—	—	100	100
BUI	0.140186	—	0.675814	—	0.816000	17	—	83	—	100

(a)
Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.
Section 19(b) Disclosure
Each Trust, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees or Board of Directors, as applicable  (the “Board”), has adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”).  In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:
Trust Name	Amount Per Common Share
BGR	$ 0.097300
BDJ	0.061900
BOE	0.082700
BGY	0.042600
CII	0.141000
BMEZ	0.169020
BME	0.262100
BCX	0.069700
BSTZ	0.217770
BST	0.250000
BTX	0.080690
BUI	0.136000
The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).
Shareholders should not draw any conclusions about  a Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

2025 BlackRock Semi-Annual Report to Shareholders

Supplemental Information (unaudited) (continued)

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BDJ, BME, BST and BUI’s  prospectuses for a more complete description of each Trust’s risks.
Supplemental Information

Table of Contents

Option Over-Writing Strategy
Overview
In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue these goals primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options in an effort to generate current gains from option premiums and to enhance each Trust’s risk-adjusted return. Each Trust’s objectives cannot be achieved in all market conditions.
Each Trust primarily writes single stock covered call options and may also from time to time write single stock put options. When writing (selling) a covered call option, a Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trust receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trust. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trust realizes gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration.  The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.
Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by a Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. The premium that a Trust receives from writing a covered call option may not be sufficient to offset the potential appreciation on the underlying equity security above the strike price of the option that could have otherwise been realized by the Trust. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.
Option Over-Writing Strategy Illustration
To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.
Each Trust intends to write covered call and other options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.
Derivative Financial Instruments
The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

Option Over-Writing Strategy / Derivative Financial Instruments

Trust Summary as of June 30, 2025

BlackRock Energy and Resources Trust (BGR)
Investment Objective
BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2025 ($13.26)(a)	8.81%
Current Monthly Distribution per Common Share(b)	$0.097300
Current Annualized Distribution per Common Share(b)	$1.167600

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary
	06/30/25	12/31/24	Change	High	Low
Closing Market Price	$ 13.26	$ 12.61	5.15%	$ 13.89	$ 11.27
Net Asset Value	13.86	13.77	0.65	14.71	12.27
Performance
Returns for the period ended June 30, 2025 were as follows:
		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	5.21%	0.72%	18.53%	3.78%
Trust at Market Price(a)(b)	9.91	8.46	20.06	3.95
MSCI World Energy Call Overwrite Index(c)	3.56	(0.04)	17.94	N/A
MSCI World Energy Index (Net)(d)	4.56	(0.84)	19.12	4.58

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI World Energy Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

(d)
An index that is designed to capture the large- and mid-cap segments across developed markets countries. All securities in the index are classified in the energy sector as per the Global
Industry Classification Standard.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
At the sub-sector level, positions in oil services, coal, and uranium companies made positive contributions to relative performance.
An out-of-benchmark position in the oil services company TechnipFMC PLC helped relative performance, following strong quarterly results announced in April. An out-of-benchmark holding in the liquid natural gas (LNG) tanker liner specialist Gaztransport & Technigaz SA also contributed to returns, supported by a robust order book and strong annual earnings results.
The Trust’s overweight in the uranium fuel producer Cameco Corp. further contributed, driven by favorable market expectations regarding nuclear energy.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. This strategy made a positive contribution to performance.

2025 BlackRock Semi-Annual Report to Shareholders

Trust Summary as of June 30, 2025(continued)

BlackRock Energy and Resources Trust (BGR)
The Trust’s out-of-benchmark position in the exploration and production company Kosmos Energy Ltd. declined due to weakness in oil prices and lower production growth expectations for its West African Jubilee asset.
Positioning in integrated oil companies detracted from returns. An underweight in the European integrated oil company BP PLC detracted as the stock rose following activist investor intervention and the announcement of plans to simplify its portfolio to concentrate on hydrocarbons.
Kodiak Gas Services, Inc. and Archrock, Inc., both suppliers of compression infrastructure to the energy sector, lost ground amid broader weakness in energy stocks seen as being higher risk.
The Trust’s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust decreased its overall allocation to the exploration and production sub-sector and increased its weighting in integrated oil companies.
The Trust’s purchases focused on companies expected to continue generating positive cash flow in a lower oil price environment, which should allow them to maintain dividends, undertake share buybacks, and invest in production.
The Trust exited two exploration and production companies, purchased a Canadian integrated oil producer, and added to a U.S. energy major. It also exited a refining stock and switched into a U.S. refiner with lower expected tariff risk and assets that appeared less exposed to imported oil.
Describe portfolio positioning at period end.
At the end of the period, 50.1% of the portfolio was invested in integrated oil and gas, 20.5% in distribution, 20.2% in exploration and production, 3.1% in refining and marketing, 3.0% in other oil services, and 2.2% in uranium. The remaining 0.1% was held in cash.
As of June 30, 2025, the Trust had in place an option overwriting program whereby 31.8% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 3.3% out of the money) and for maturities averaging 51 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Exxon Mobil Corp.	19.8%
Shell PLC	10.9
Chevron Corp.	9.9
TotalEnergies SE	7.1
Canadian Natural Resources Ltd.	4.2
Williams Cos., Inc.	4.1
Cheniere Energy, Inc.	4.1
EOG Resources, Inc.	3.9
Kinder Morgan, Inc.	3.8
TC Energy Corp.	3.8

INDUSTRY ALLOCATION
Industry(b)	Percent of Total Investments(a)
Oil, Gas & Consumable Fuels	98.0%
Energy Equipment & Services	2.0

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.
Trust Summary

Trust Summary as of June 30, 2025

BlackRock Enhanced Equity Dividend Trust (BDJ)
Investment Objective
BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing strategy to enhance distributions to its shareholders. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities and may invest up to 20% of its total assets in equity securities of issuers that do not pay dividends. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information
Symbol on New York Stock Exchange	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2025 ($8.89)(a)	8.36%
Current Monthly Distribution per Common Share(b)	$0.061900
Current Annualized Distribution per Common Share(b)	$0.742800

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary
	06/30/25	12/31/24	Change	High	Low
Closing Market Price	$ 8.89	$ 8.28	7.37%	$ 8.97	$ 7.60
Net Asset Value	9.39	9.02	4.10	9.39	8.17
Performance
Returns for the period ended June 30, 2025 were as follows:
		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	8.63%	11.66%	12.80%	9.04%
Trust at Market Price(a)(b)	12.04	18.14	13.87	9.65
MSCI USA Value Call Overwrite Index(c)	5.00	12.13	12.56	N/A
Russell 1000® Value Index(d)	6.00	13.70	13.93	9.19

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI USA Value Index with a 55% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

(d)
An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Stock selection in the healthcare sector contributed to relative performance, led by results in the healthcare providers and services industry. Selection in consumer discretionary, particularly in the household durables industry, also had a positive impact on results. Selection in industrials and allocation decisions in energy contributed, as well.
Selection in the communication services sector detracted, due in part to weakness among holdings in the interactive media and services industry. Selection in utilities and materials also detracted.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The options overlay strategy detracted from relative performance.

2025 BlackRock Semi-Annual Report to Shareholders

Trust Summary as of June 30, 2025(continued)

BlackRock Enhanced Equity Dividend Trust (BDJ)
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust’s allocations to the information technology and real estate sectors increased due to a combination of portfolio trading activity and market movements. The Trust’s weighting in the healthcare sector decreased. The Trust did not add any new private companies during the period.
Describe portfolio positioning at period end.
The Trust’s largest absolute allocations were in the financials, healthcare, and industrials sectors. Relative to the benchmark, its most significant overweights were in financials, healthcare and materials. Communication services, consumer staples, and real estate were the largest underweights.
As of June 30, 2025, the Trust had in place an option overwriting program whereby 51.0% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 5.0% out of the money).
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Citigroup, Inc.	3.6%
Wells Fargo & Co.	3.4
First Citizens BancShares, Inc.	3.0
SS&C Technologies Holdings, Inc.	2.8
Amazon.com, Inc.	2.5
CVS Health Corp.	2.5
Microsoft Corp.	2.2
Cardinal Health, Inc.	2.1
Baxter International, Inc.	2.0
Medtronic PLC	2.0

SECTOR ALLOCATION
Sector(b)	Percent of Total Investments(a)
Financials	23.7%
Health Care	15.1
Industrials	12.3
Information Technology	12.0
Communication Services	7.4
Consumer Staples	6.2
Energy	6.1
Consumer Discretionary	5.3
Utilities	4.7
Materials	4.4
Real Estate	2.8

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Trust Summary

Trust Summary as of June 30, 2025

BlackRock Enhanced Global Dividend Trust (BOE)
Investment Objective
BlackRock Enhanced Global Dividend Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and by employing a strategy of writing (selling) call and put options. Under normal circumstances, the Trust invests at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the U.S.). The Trust may invest in securities of companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information
Symbol on New York Stock Exchange	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2025 ($11.35)(a)	8.74%
Current Monthly Distribution per Common Share(b)	$0.082700
Current Annualized Distribution per Common Share(b)	$0.992400

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary
	06/30/25	12/31/24	Change	High	Low
Closing Market Price	$ 11.35	$ 10.77	5.39%	$ 11.42	$ 9.66
Net Asset Value	12.42	12.05	3.07	12.62	10.68
Performance
Returns for the period ended June 30, 2025 were as follows:
		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	7.75%	10.83%	10.89%	6.56%
Trust at Market Price(a)(b)	10.17	15.89	11.69	6.90
MSCI ACWI Call Overwrite Index(c)	7.11	14.47	12.29	N/A
MSCI ACWI (Net)(d)	10.05	16.17	13.65	9.99

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI ACWI Index with a 45% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

(d)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Stock selection in financials contributed the most to relative performance. Stock selection within and an overweight to industrials along with an underweight to consumer discretionary also contributed.
In terms of individual contributors, shares of Spanish multinational financial services firm Banco Bilbao Vizcaya Argentaria were supported by investor confidence in European banks and optimism around its proposed merger with Sabadell, which is expected to enhance efficiency and scale. Strong fourth quarter 2024 results and upward earnings revisions further lifted sentiment with respect to the stock alongside broad strength in European financials. General Electric Co., a U.S. aerospace and defense firm, outperformed on strong quarterly results and favorable structural tailwinds. The company reported robust earnings and raised its full-year guidance, driven by strong order momentum. A limited availability of new aircraft has led airlines to extend the life of older fleets, fueling increased demand for maintenance and aftermarket services, a segment

2025 BlackRock Semi-Annual Report to Shareholders

Trust Summary as of June 30, 2025(continued)

BlackRock Enhanced Global Dividend Trust (BOE)
in which General Electric holds a leading market position. BAE Systems plc is a British aerospace, arms and information security company that is benefiting from increased geopolitical tensions and a renewed focus on European defense spending. BAE is well aligned with Europe’s key defense priorities through its involvement in missile systems and the Eurofighter jet program. In addition, the company’s accretive acquisitions and ongoing share buybacks have further supported investor confidence.
On the downside, shares of UnitedHealth Group Inc. declined sharply in April 2025 as the managed care provider reported an earnings miss while lowering full-year guidance, citing rising costs driven by elevated patient care utilization in its Medicare Advantage offering. The stock took another downward turn in May as UnitedHealth’s CEO unexpectedly resigned and the company suspended its fiscal year guidance. Despite a movement towards reducing government spending, Medicare Advantage is a structurally important industry and UnitedHealth has several potential levers to improve profitability, including adjustments to patient coverage and benefit structures. With a path to stabilizing near-term earnings and a return to structural growth drivers in the medium term, we believe the stock is attractively valued at current levels. Sentiment with respect to Accenture, the U.S. information technology services and consulting company, suffered from concerns around the outlook for spending by its clients given elevated macroeconomic and geopolitical uncertainty, overshadowing a relatively strong period for the company. Digitalization remains a critical priority for Accenture’s customers, and this should increasingly support the company’s ability to grow earnings throughout the business investment cycle. Finally, a lack of exposure to Nvidia Corp. detracted as the chipmaker benefited from strong artificial intelligence (“AI”) demand, a positive first quarter earnings report, and a move by investors back into riskier growth narratives. While we recognize the structural growth opportunity in AI and maintain exposure to several AI-focused names within the portfolio, we retain our decision to not hold Nvidia driven by valuation concerns and our conviction that Broadcom is better placed for the next phase of AI evolution. To that point, we believe that as the industry shifts from general processing units toward more application-specific chips, Broadcom’s capabilities in custom silicon and infrastructure solutions offer a compelling alternative. We see this as a more efficient use of capital, aligned with our conviction in the long-term trajectory of AI adoption.
The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed positively to relative performance.
The Trust’s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
During the period, the Trust added exposure to the industrials, communication services and utilities sectors. The Trust reduced exposure to the healthcare, energy and consumer discretionary sectors.
Describe portfolio positioning at period end.
At the end of the period, the Trust’s largest sector exposures were in information technology, industrials and financials. Regionally, the majority of the portfolio was listed in the United States, with significant exposure in Europe as well.
As of June 30, 2025, the Trust had in place an option overwriting program whereby 45% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 2.8% out of the money) and for maturities averaging 54 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Microsoft Corp.	5.7%
Broadcom, Inc.	4.1
Taiwan Semiconductor Manufacturing Co. Ltd.	3.9
AstraZeneca PLC	3.2
CMS Energy Corp.	3.0
Coca-Cola Co.	3.0
Meta Platforms, Inc.	2.9
RELX PLC	2.6
Accenture PLC	2.6
Colgate-Palmolive Co.	2.5

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments
United States	71.9%
United Kingdom	8.9
Taiwan	5.3
Denmark	2.2
Netherlands	2.1
Spain	2.1
France	2.1
Canada	2.0
Switzerland	2.0
Japan	1.4
India	— (b)

(a)	Excludes short-term securities, short investments and options, if any.
(b)	Rounds to less than 0.1%.
Trust Summary

Trust Summary as of June 30, 2025

BlackRock Enhanced International Dividend Trust (BGY)
Investment Objective
BlackRock Enhanced International Dividend Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and by employing a strategy of writing (selling) call and put options. The Trust invests, under normal circumstances, at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information
Symbol on New York Stock Exchange	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of June 30, 2025 ($5.79)(a)	8.83%
Current Monthly Distribution per Common Share(b)	$0.042600
Current Annualized Distribution per Common Share(b)	$0.511200

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary
	06/30/25	12/31/24	Change	High	Low
Closing Market Price	$ 5.79	$ 5.31	9.04%	$ 5.90	$ 4.93
Net Asset Value	6.27	5.91	6.09	6.36	5.38
Performance
Returns for the period ended June 30, 2025 were as follows:
		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	10.95%	8.41%	9.19%	5.68%
Trust at Market Price(a)(b)	14.04	12.68	10.36	5.55
MSCI ACWI ex USA Call Overwrite Index(c)	14.46	15.58	8.81	N/A
MSCI ACWI ex USA Index (Net)(d)	17.90	17.72	10.13	6.12

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI ACWI ex USA Index with a 45% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

(d)	An index that captures large- and mid-cap representation across certain developed markets countries (excluding the U.S.) and certain emerging markets countries.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Security selection in the industrials, healthcare and consumer staples sectors detracted from relative performance over the period.
In terms of individual detractors, sentiment around Danish pharmaceutical company Novo Nordisk sentiment was negatively impacted after clinical trial results for its new weight loss drug Cagrisema failed to show superior efficacy relative to competitor Eli Lilly’s treatment, raising questions on the drug’s commercialization prospects. In addition, Eli Lilly’s weight-loss drugs Zepbound and Mounjaro have been gaining market share over Novo Nordisk’s Wegovy and Ozempic. At Novo Nordisk’s current low valuation, we believe that there is more potential for positive growth. Texas Instruments, the U.S. semiconductor company, detracted as the Fund exited the stock in April 2025 on the view that trade tensions and tariffs between China and the U.S. would weigh on the company’s results given that a significant portion of its revenues are derived from China. The company subsequently posted an earnings beat and announced a sizeable capital expenditure initiative, leading the stock higher. Diageo plc., the British multinational alcoholic beverages company, has been affected by tariff-related concerns, with approximately 45% of its U.S. sales originating from production in Mexico or Canada, primarily

2025 BlackRock Semi-Annual Report to Shareholders

Trust Summary as of June 30, 2025(continued)

BlackRock Enhanced International Dividend Trust (BGY)
driven by Tequila. Diageo anticipates a significant earnings headwind from tariffs and withdrew its medium-term guidance due to ongoing macroeconomic and geopolitical uncertainties in key markets. Given softening industry-wide sales and a new management team in the early days of executing its strategy, the Fund exited the position.
Stock selection in energy and materials contributed to relative performance over the period, along with an underweight to consumer discretionary.
In terms of individual contributors, shares of Spanish multinational financial services firm Banco Bilbao Vizcaya Argentaria were supported by investor confidence in European banks and optimism around its proposed merger with Sabadell, which is expected to enhance efficiency and scale. Strong fourth quarter 2024 results and upward earnings revisions further lifted sentiment with respect to the stock alongside broad strength in European financials. General Electric Co., a U.S. aerospace and defense firm, outperformed on strong quarterly results and favorable structural tailwinds. The company reported robust earnings and raised its full-year guidance, driven by strong order momentum. A limited availability of new aircraft has led airlines to extend the life of older fleets, fueling increased demand for maintenance and aftermarket services, a segment in which General Electric holds a leading market position. Shares of Dutch telecommunications company Koninklike KPN N.V. were boosted by a recent dividend increase and progress on a share buyback program launched in February 2025. The company’s leadership remains focused on long term growth indicated by its investments in fiber, cybersecurity (including free security licenses for retail customers), and tower infrastructure. The company has seen strong revenue growth in both consumer and business segments while successfully managing operating expenses.
The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to relative performance for the reporting period.
The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
During the reporting period, the Trust reduced exposure to the information technology, consumer staples and consumer discretionary sectors, while increasing exposure to financials, materials and healthcare.
Describe portfolio positioning at period end.
At the end of the period, the Trust’s largest sector overweights were in industrials, communication services and healthcare. Regionally, the majority of the portfolio was listed in Europe, with significant exposure in Europe ex U.K. as well.
As of June 30, 2025, the Trust had in place an option overwriting program whereby 45% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 2.6% out of the money) and for maturities averaging 53 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Taiwan Semiconductor Manufacturing Co. Ltd.	5.6%
Shell PLC	4.0
HDFC Bank Ltd.	3.7
Air Liquide SA	3.5
SAP SE	3.2
Sony Group Corp.	3.1
Koninklijke KPN NV	3.1
FinecoBank Banca Fineco SpA	3.1
RELX PLC	3.1
Banco Bilbao Vizcaya Argentaria SA	3.0

GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments
United States	17.4%
Germany	10.6
United Kingdom	9.4
Japan	8.5
Taiwan	7.0
Switzerland	6.8
Netherlands	6.0
Canada	5.2
France	5.1
Spain	4.9
Sweden	4.4
India	3.7
Italy	3.1
China	2.8
Denmark	2.6
Singapore	2.5

(a)	Excludes short-term securities, short investments and options, if any.
Trust Summary

Trust Summary as of June 30, 2025

BlackRock Enhanced Large Cap Core Fund, Inc. (CII)
Investment Objective
BlackRock Enhanced Large Cap Core Fund, Inc.’s (CII) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2025 ($21.35)(a)	7.93%
Current Monthly Distribution per Common Share(b)	$0.141000
Current Annualized Distribution per Common Share(b)	$1.692000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary
	06/30/25	12/31/24	Change	High	Low
Closing Market Price	$ 21.35	$ 20.10	6.22%	$ 21.35	$ 16.50
Net Asset Value	22.65	21.43	5.69	22.65	17.95
Performance
Returns for the period ended June 30, 2025 were as follows:
		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	10.26%	14.67%	15.37%	11.47%
Trust at Market Price(a)(b)	10.80	15.06	16.41	11.61
MSCI USA Call Overwrite Index(c)	2.81	13.56	14.34	N/A
Russell 1000® Index(d)	6.12	15.66	16.30	13.35

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI USA Index with a 55% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

(d)
An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000® Index represents approximately 93% of the Russell 3000® Index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Stock selection in the healthcare sector contributed to relative performance, led by results in the healthcare providers and services industry. Selection in financials, particularly in the financial services industry, also had a positive impact on results. Selection in industrials and information technology contributed, as well.
Selection in the materials sector detracted, due in part to weakness among holdings in the chemicals industry. Allocation decisions in consumer staples, most notably the tobacco industry, also weighed on relative performance. A zero weighting in the utilities sector and stock selection in energy further detracted.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted from relative performance.
The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy.

2025 BlackRock Semi-Annual Report to Shareholders

Trust Summary as of June 30, 2025(continued)

BlackRock Enhanced Large Cap Core Fund, Inc. (CII)
Describe recent portfolio activity.
The Trust’s allocations to the healthcare and financials sectors increased due to a combination of portfolio trading activity and market movements. Its allocations to the information technology and industrials sectors decreased.
Describe portfolio positioning at period end.
The Trust’s largest absolute allocations were in the information technology, financials, communication services and healthcare sectors. Relative to the benchmark, its most significant overweights were in financials, communication services, and healthcare. Consumer staples, utilities, and real estate were the largest underweights.
As of June 30, 2025, the Trust had in place an option overwriting program whereby 55.4% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 5.0% out of the money).
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Microsoft Corp.	9.0%
Amazon.com, Inc.	7.3
Meta Platforms, Inc.	6.9
NVIDIA Corp.	6.0
Broadcom, Inc.	4.7
Visa, Inc.	4.5
Cardinal Health, Inc.	4.0
Intercontinental Exchange, Inc.	3.6
Ciena Corp.	3.6
Howmet Aerospace, Inc.	3.5

SECTOR ALLOCATION
Sector(b)	Percent of Total Investments(a)
Information Technology	31.7%
Financials	17.7
Communication Services	13.5
Health Care	11.8
Consumer Discretionary	9.9
Industrials	9.6
Materials	3.0
Energy	2.8

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Trust Summary

Trust Summary as of June 30, 2025

BlackRock Health Sciences Term Trust (BMEZ)
Investment Objective
BlackRock Health Sciences Term Trust’s (BMEZ) (the “Trust”) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities of companies principally engaged in the health sciences group of industries and equity derivatives with exposure to the health sciences group of industries. Equity derivatives in which the Trust invests include purchased and sold (written) call and put options on equity securities of companies in the health sciences group of industries.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	BMEZ
Initial Offering Date	January 30, 2020
Current Distribution Rate on Closing Market Price as of June 30, 2025 ($14.26)(a)	14.22%
Current Monthly Distribution per Common Share(b)	$0.169020
Current Annualized Distribution per Common Share(b)	$2.028240

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)
The monthly distribution per Common Share, declared on August 1, 2025, was decreased to $0.164960 per share. The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary
	06/30/25	12/31/24	Change	High	Low
Closing Market Price	$ 14.26	$ 14.40	(0.97)%	$ 16.60	$ 13.25
Net Asset Value	15.33	16.43	(6.70)	17.38	13.73
Performance
Returns for the period ended June 30, 2025 were as follows:
		Average Annual Total Returns
	6-month	1 Year	5 Years	Since Inception(a)
Trust at NAV(b)(c)	(0.06)%	(0.02)%	0.70%	3.98%
Trust at Market Price(b)(c)	6.07	6.32	1.61	2.60
MSCI Custom ACWI SMID Growth HC Call Overwrite Index(d)	5.41	8.87	N/A	(1.79)
MSCI ACWI (Net)(e)	10.05	16.17	13.65	11.18

(a)	BMEZ commenced operations on January 30, 2020.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)
An index representing the Health Care sector stocks within the MSCI ACWI SMID Cap Growth Index and incorporating an option overlay component with a 25% overwrite level. The
MSCI ACWI SMID Cap Growth Index captures mid- and small-cap securities exhibiting overall growth style characteristics across certain developed and emerging markets countries.
The index commenced on March 31, 2022 and therefore the since inception return presented is for the period March 31, 2022 through the current reporting period.

(e)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
At the industry level, security selection in the healthcare facilities and healthcare services sub-sectors contributed to performance. On the other hand, selection in biotechnology and healthcare equipment detracted.

2025 BlackRock Semi-Annual Report to Shareholders

Trust Summary as of June 30, 2025(continued)

BlackRock Health Sciences Term Trust (BMEZ)
At the individual holding level, an underweight position in Illumina Inc. was the largest contributor to relative performance. Shares of the genomics company dropped due to an analyst downgrade and concerns about regulatory challenges. An out-of-benchmark position in the biopharmaceutical firm Abbisko Cayman Ltd. also contributed positively. The stock rose sharply due to its large revenue and profit turnaround in 2024, which was fueled by the signing of a major out-licensing agreement with Merck for a key drug. An underweight in Sarepta Therapeutics, Inc., which lost ground due to layoffs and safety concerns about its Duchenne muscular dystrophy gene therapy Elevidys, further contributed.
An out-of-benchmark position in West Pharmaceuticals Services, Inc. was the largest detractor from performance. The stock came under pressure from continued weak sentiment after its full-year outlook missed analysts’ expectations. A zero weighting in Innovent Biologics, Inc.—which rose on investor optimism tied to its expanding oncology and immunology biologics portfolio, together with recent regulatory and commercial progress—also hurt relative performance. Not holding a position in the biopharmaceutical company Intra-Cellular Therapies, Inc. was an additional detractor. The stock rose due to ongoing clinical progress and increasing attention on its pipeline of treatments for neuropsychiatric and neurological disorders.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. This strategy contributed to relative performance.
The Trust’s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust’s allocations to the healthcare providers and services and pharmaceuticals sub-sectors increased, while its weightings in the biotechnology and medical devices and supplies subsectors decreased. The Trust made two additional investments in private technology companies.
Describe portfolio positioning at period end.
At the end of the reporting period, the Trust held 36% of net asset value in the biotechnology industry, 36% in medical devices and supplies, 17% in healthcare providers and services, and 7% in pharmaceuticals. These industry weightings were the result of bottom-up stock selection.
As of June 30, 2025, the Trust had in place an option overwriting program whereby 30.0% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 6.9% out of the money) and for maturities averaging 56 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Alnylam Pharmaceuticals, Inc.	4.9%
Veeva Systems, Inc.	3.5
Dexcom, Inc.	2.8
PsiQuantum Corp.	2.4
Mettler-Toledo International, Inc.	2.4
Waters Corp.	2.2
West Pharmaceutical Services, Inc.	2.1
Labcorp Holdings, Inc.	2.1
IDEXX Laboratories, Inc.	2.1
Insulet Corp.	1.9

INDUSTRY ALLOCATION
Industry(b)	Percent of Total Investments(a)
Biotechnology	37.9%
Health Care Equipment & Supplies	20.7
Life Sciences Tools & Services	15.3
Health Care Providers & Services	12.8
Pharmaceuticals	6.1
Health Care Technology	4.2
Semiconductors & Semiconductor Equipment	2.4
Capital Markets	0.6

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.
Trust Summary

Trust Summary as of June 30, 2025

BlackRock Health Sciences Trust (BME)
Investment Objective
BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2025 ($36.46)(a)	8.63%
Current Monthly Distribution per Common Share(b)	$0.262100
Current Annualized Distribution per Common Share(b)	$3.145200

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary
	06/30/25	12/31/24	Change	High	Low
Closing Market Price	$ 36.46	$ 37.93	(3.88)%	$ 41.00	$ 34.86
Net Asset Value	39.31	41.20	(4.59)	43.95	37.85
Performance
Returns for the period ended June 30, 2025 were as follows:
		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(0.61)%	(4.28)%	5.49%	6.94%
Trust at Market Price(a)(b)	0.14	(3.94)	3.99	6.26
MSCI USA Investable Market Index Health Care Call Overwrite Index(c)	(0.74)	(4.74)	5.86	N/A
Russell 3000® Health Care Index(d)	(2.56)	(6.13)	6.25	7.36

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI USA IMI Health Care Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

(d)
An unmanaged index that features companies involved in medical services or health care in the Russell 3000® Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
At the industry level, security selection in the biotechnology and managed healthcare sub-sectors contributed to performance. On the other hand, selection in healthcare equipment detracted.
An underweight position in UnitedHealth Group, Inc. was the top contributor to performance at the individual holding level. The stock dropped as investors reacted to ongoing uncertainty about Medicare Advantage margin pressures and rising care utilization. An overweight in Boston Scientific Corp. was also a notable contributor. The medical device company’s stock rose on optimism driven by analyst upgrades, strong recent earnings, and higher full-year growth forecasts. An underweight in the pharmaceutical and biotechnology stock Merck & Co., Inc. further helped results.

2025 BlackRock Semi-Annual Report to Shareholders

Trust Summary as of June 30, 2025(continued)

BlackRock Health Sciences Trust (BME)
At the individual security level, an underweight in CVS Corp. was the largest detractor. The company continued to benefit from better-than-expected prescription volumes and positive developments in its pharmacy benefit manager segment. Underweights in Johnson & Johnson, which rose on the strength of robust sales in its pharmaceutical division and easing litigation risk, and Eli Lilly & Co., which benefited from further encouraging data and demand for its weight-loss and diabetes drugs, also detracted.
The Trust made use of options, principally writing call options on individual stocks, to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The option overlay strategy contributed to relative performance.
The Trust’s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust’s allocations to the healthcare providers and services and pharmaceuticals sub-sectors increased, while its weightings in the biotechnology and medical devices and supplies sub-sectors decreased. The Trust made an additional investment in a private technology company.
Describe portfolio positioning at period end.
The Trust held 38% of net asset value in the medical devices and supplies industry, 24% in biotechnology, 20% in pharmaceuticals, and 16% in healthcare providers and services. These industry weightings were a result of bottom-up stock selection.
As of June 30, 2025, the Trust had in place an option overwriting program whereby 34.7% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 6.5% out of the money) and for maturities averaging 53 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Eli Lilly & Co.	9.1%
Boston Scientific Corp.	6.3
Abbott Laboratories	5.9
AbbVie, Inc.	4.9
UnitedHealth Group, Inc.	4.6
Johnson & Johnson	4.1
Stryker Corp.	3.8
Amgen, Inc.	3.3
Intuitive Surgical, Inc.	3.3
Medtronic PLC	3.1

INDUSTRY ALLOCATION
Industry(b)	Percent of Total Investments(a)
Health Care Equipment & Supplies	31.4%
Biotechnology	24.3
Pharmaceuticals	20.2
Health Care Providers & Services	16.4
Life Sciences Tools & Services	7.6
Other*	0.1

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.
Trust Summary

Trust Summary as of June 30, 2025

BlackRock Resources & Commodities Strategy Trust (BCX)
Investment Objective
BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objectives will be achieved.
Trust Information
Symbol on New York Stock Exchange	BCX
Initial Offering Date	March 30, 2011
Current Distribution Rate on Closing Market Price as of June 30, 2025 ($9.45)(a)	8.85%
Current Monthly Distribution per Common Share(b)	$0.069700
Current Annualized Distribution per Common Share(b)	$0.836400

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary
	06/30/25	12/31/24	Change	High	Low
Closing Market Price	$ 9.45	$ 8.54	10.66%	$ 9.55	$ 8.00
Net Asset Value	10.25	9.58	6.99	10.35	8.76
Performance
Returns for the period ended June 30, 2025 were as follows:
		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	11.93%	6.21%	14.24%	6.98%
Trust at Market Price(a)(b)	15.76	11.45	16.36	7.82
MSCI ACWI Select Liquidity Natural Resources Call Overwrite Index(c)	11.88	2.57	11.94	N/A
S&P Global Natural Resources Index (Net)(d)	10.42	0.60	11.98	5.98

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI ACWI Select Liquidity Natural Resources Index with a 33% overwrite level. The benchmark commenced on
December 31, 2018 and therefore the benchmark does not have 10-year returns.

(d)
An index that includes approximately 90 of the largest publicly-traded companies in the natural resources and commodities businesses that meet specific investability requirements across three primary commodity-related sectors: agribusiness, energy, and metals and mining.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
The Trust’s overweight position in gold stocks positively impacted performance. Gold benefited from continued central bank purchases and its status as a “safe haven” during a period of heightened geopolitical risk, inflation, uncertainty over global growth, and rising government budget deficits and debt levels. A higher gold price, combined with a favorable energy and labor cost environment for mining companies, led the Trust’s gold producers and gold royalty companies—such as Wheaton Precious Metals Corp. and AngloGold Ashanti PLC—to be among the largest positive contributors.
The cement and building materials producer Heidelberg Materials AG was also a top contributor. The stock was supported by positive earnings updates and the German government’s announcement of a €500 billion package to boost defense and infrastructure spending.

2025 BlackRock Semi-Annual Report to Shareholders

Trust Summary as of June 30, 2025(continued)

BlackRock Resources & Commodities Strategy Trust (BCX)
Holdings in U.S. steel producers were additional contributors of note. The companies were viewed as beneficiaries of rising steel prices brought about by higher tariffs on imported steel. U.S. Steel, which was taken over at a premium, was a top contributor in the sector.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. This strategy made a positive contribution to performance.
The Trust’s overweight positions in paper and packaging companies in the agriculture sector detracted from returns, as did its overweights in bulk commodity producers in the mining sector. The paper and packaging stocks Smurfit WestRock PLC, Graphic Packaging Holding Co., and Packaging Corp. of America were also notable detractors due in part to concerns about the impact of U.S. tariffs. Additionally, Graphic Packaging reported weaker-than-expected packaging volumes in its quarterly update.
Shares of the diversified miner Glencore PLC declined due to the potential negative impact of tariff-related uncertainty on global growth and commodity demand. Glencore was also affected by short-term weakness in its copper production.
The Trust’s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust reduced its weighting in the energy sector and increased its allocations to the agriculture and mining sectors.
The Trust exited positions in three European integrated energy companies and initiated positions in two North American energy producers. It also exited two diversified mining companies and added holdings in U.S.-focused seed, crop protection, and fertilizer stocks.
Describe portfolio positioning at period end.
The portfolio had weightings of 38.3% in the mining sector, 28.5% in agriculture, and 28.0% in energy. The remaining 3.3% was held in cash.
As of June 30, 2025, the Trust had in place an option overwriting program whereby 30.5% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 4.1% out of the money) and for maturities averaging 51 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
Shell PLC	7.7%
Nutrien Ltd.	7.6
Exxon Mobil Corp.	6.7
Wheaton Precious Metals Corp.	5.7
Corteva, Inc.	5.6
Anglo American PLC	4.7
Newmont Corp.	4.2
Freeport-McMoRan, Inc.	4.0
Smurfit WestRock PLC	3.7
Vale SA	3.6

INDUSTRY ALLOCATION
Industry(b)	Percent of Total Investments(a)
Metals & Mining	39.3%
Oil, Gas & Consumable Fuels	26.8
Chemicals	16.7
Containers & Packaging	7.5
Paper & Forest Products	3.2
Food Products	2.8
Construction Materials	2.8
Energy Equipment & Services	0.9

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.
Trust Summary

Trust Summary as of June 30, 2025

BlackRock Science and Technology Term Trust (BSTZ)
Investment Objective
BlackRock Science and Technology Term Trust’s (BSTZ) (the “Trust”) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	BSTZ
Initial Offering Date	June 27, 2019
Current Distribution Rate on Closing Market Price as of June 30, 2025 ($20.75)(a)	12.59%
Current Monthly Distribution per Common Share(b)	$0.217770
Current Annualized Distribution per Common Share(b)	$2.613240

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)
The monthly distribution per Common Share, declared on August 1, 2025, was decreased to $0.216470 per share. The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary
	06/30/25	12/31/24	Change	High	Low
Closing Market Price	$ 20.75	$ 20.71	0.19%	$ 22.07	$ 16.12
Net Asset Value	22.30	23.14	(3.63)	24.34	17.48
Performance
Returns for the period ended June 30, 2025 were as follows:
		Average Annual Total Returns
	6-month	1 Year	5 Years	Since Inception(a)
Trust at NAV(b)(c)	3.08%	11.41%	6.89%	11.33%
Trust at Market Price(b)(c)	7.17	18.82	8.17	10.00
MSCI Custom ACWI SMID Growth IT Call Overwrite Index(d)	3.89	11.25	N/A	5.77
MSCI ACWI (Net)(e)	10.05	16.17	13.65	11.71

(a)	BSTZ commenced operations on June 27, 2019.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)
An index representing the Information Technology sector stocks within the MSCI ACWI SMID Cap Growth Index and incorporating an option overlay component with a 25% overwrite level.  An index that captures mid- and small-cap securities exhibiting overall growth style characteristics across certain developed and emerging markets. The index commenced on
March 31, 2022 and therefore the since inception return presented is for the period March 31, 2022 through the current reporting period.

(e)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
At the sector level, security selection in the internet and new industries sub-sectors contributed to performance. Selection in the software and services sub-sectors were the largest detractors.

2025 BlackRock Semi-Annual Report to Shareholders

Trust Summary as of June 30, 2025(continued)

BlackRock Science and Technology Term Trust (BSTZ)
At the individual holding level, an out-of-benchmark position in Spotify Technology SA was the largest contributor to relative performance. Shares of the media services provider continued to rise due to rapid subscriber growth, strong revenue gains, sustained cost control, and bullish investor sentiment on its long-term profitability. An out-of-benchmark holding in SK Hynix Co. Ltd. was also a key contributor. The semiconductor stock traded up thanks to a favorable industry outlook and surging demand for high-bandwidth memory chips powered by AI infrastructure buildouts. An out-of-benchmark position in NVIDIA, Inc. further contributed. The stock rallied to an all-time high on the strength of record demand for AI chips.
On the other hand, an out-of-benchmark position in the semiconductor manufacturing company Astera Labs, Inc. was the largest detractor. The stock’s valuation contracted as profit-taking and volatility in recent initial public offerings led to a pullback. An out-of-benchmark position in Tesla, Inc., which came under pressure from slowing sales, was an additional contributor. The Trust was also hurt by its underweight position in the cloud services provider Cloudflare, Inc. The stock rose on the strength of robust financial performance that included accelerated revenue and customer growth, major enterprise contract wins, and upbeat forward guidance.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to relative performance.
The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The investment adviser increased the Trust’s allocation to the internet sub-sector. It reduced the portfolio’s weightings in the hardware, services, software, semiconductors, and content and infrastructure sub-sectors.
Describe portfolio positioning at period end.
As capacity increased, the investment adviser sought opportunities to harvest the illiquidity premium by adding holdings in private investments. As of June 30, 2025, the Trust held 35 private investments, comprising 34.2% of total assets for a total commitment of approximately $526 million.
The Trust held 32% of net asset value in semiconductors, 28% in software, 11% in hardware, 10% in services, 11% in internet, 9% in other areas of the technology sector. These industry weightings were the result of bottom-up stock selection.
As of June 30, 2025, the Trust had in place an option overwriting program whereby 10.4% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 7.0% out of the money) and for maturities averaging 49 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Trust Summary

Trust Summary as of June 30, 2025(continued)

BlackRock Science and Technology Term Trust (BSTZ)
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
NVIDIA Corp.	9.6%
Databricks, Inc.	6.5
PsiQuantum Corp.	4.7
Spotify Technology SA	3.0
Klarna Group PLC	2.7
Databricks, Inc.	2.4
ByteDance Ltd.	2.3
Databricks, Inc.	2.2
MercadoLibre, Inc.	2.2
GrubMarket, Inc.	2.1

INDUSTRY ALLOCATION
Industry(b)	Percent of Total Investments(a)
Semiconductors & Semiconductor Equipment	31.3%
Software	24.4
Entertainment	8.1
IT Services	5.5
Electronic Equipment, Instruments & Components	3.6
Consumer Finance	3.2
Financial Services	3.1
Communications Equipment	2.8
Technology Hardware, Storage & Peripherals	2.7
Interactive Media & Services	2.3
Broadline Retail	2.2
Consumer Staples Distribution & Retail	2.1
Professional Services	1.8
Industrial Conglomerates	1.5
Automobiles	1.0
Other*	4.4

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Consolidated Schedule of Investments for details.

2025 BlackRock Semi-Annual Report to Shareholders

Trust Summary as of June 30, 2025

BlackRock Science and Technology Trust (BST)
Investment Objective
BlackRock Science and Technology Trust’s (BST) (the “Trust”) investment objective is to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology (high growth science and technology stocks), and/or potential to generate current income from advantageous dividend yields (cyclical science and technology stocks). The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	BST
Initial Offering Date	October 30, 2014
Current Distribution Rate on Closing Market Price as of June 30, 2025 ($38.17)(a)	7.86%
Current Monthly Distribution per Common Share(b)	$0.250000
Current Annualized Distribution per Common Share(b)	$3.000000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary
	06/30/25	12/31/24	Change	High	Low
Closing Market Price	$ 38.17	$ 36.56	4.40%	$ 38.94	$ 29.62
Net Asset Value	40.67	39.60	2.70	41.28	31.27
Performance
Returns for the period ended June 30, 2025 were as follows:
		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	7.06%	13.63%	9.77%	15.86%
Trust at Market Price(a)(b)	8.83	10.15	8.64	16.54
MSCI ACWI Information Technology Call Overwrite Index(c)	5.17	12.85	16.70	N/A
MSCI ACWI Information Technology Index (Net)(d)	8.93	14.86	19.79	19.96

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI ACWI IT Index with a 33% overwrite level. The benchmark commenced on December 31, 2018 and therefore the benchmark does not have 10-year returns.

(d)
An index that includes large- and mid-cap securities across certain Developed Markets countries and certain Emerging Markets countries. All securities in the index are classified in the
Information Technology sector as per the Global Industry Classification Standard.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
At the sector level, an overweight allocation and stock selection in the internet sub-sector contributed to performance. Selection in software and an out-of-benchmark allocation to semiconductor stocks were the largest detractors.
Trust Summary

Trust Summary as of June 30, 2025(continued)

BlackRock Science and Technology Trust (BST)
At the individual holding level, an out-of-benchmark position in Apple, Inc. was the largest contributor to relative performance. Late in the period, the stock rose due to stronger-than-expected U.S. consumer adoption, record-high iPhone upgrade intentions, and anticipation of new iPhone hardware designs. An overweight in the defense technology company Anduril Industries, Inc., which benefited from new government contracts and adoption of its innovative, AI-powered, autonomous systems, was an additional contributor of note. An overweight in MNTN, Inc., an advertising software company, further contributed. The shares rose as analysts upgraded the stock based on its innovative AI-driven advertising platform and expanding market presence.
An out-of-benchmark position in Tesla, Inc., which came under pressure from slowing sales, was the largest individual detractor. An underweight in Microsoft Corp. detracted, as well. The stock rose sharply on the strength of robust AI and cloud growth, as well as improving operating margins. An underweight in NVIDIA, Inc. was an additional detractor of note, as the shares rallied due to record-high demand for AI chips.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to relative performance.
The Trust’s practice of maintaining a speciﬁed level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The investment adviser increased the Trust’s allocations to the services and internet sub-sectors. It reduced the portfolio’s weightings in the semiconductors, content and infrastructure, hardware, and software sub-sectors. The Trust made four additional investments in private technology companies.
Describe portfolio positioning at period end.
The Trust held 33% of net asset value in semiconductors, 29% in software, 16% in internet, 11% in hardware, 8% in services, 3% in other areas of the technology sector. These industry weightings were the result of bottom-up stock selection.
As of June 30, 2025, the Trust had in place an option overwriting program whereby 15.8% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 5.4% out of the money) and for maturities averaging 48 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
NVIDIA Corp.	13.7%
Microsoft Corp.	8.5
Broadcom, Inc.	6.9
Apple, Inc.	5.0
Meta Platforms, Inc.	3.8
Oracle Corp.	2.9
Amazon.com, Inc.	2.7
Anduril Industries, Inc.	2.6
Snowflake, Inc.	2.3
Databricks, Inc.	2.1

INDUSTRY ALLOCATION
Industry(b)	Percent of Total Investments(a)
Semiconductors & Semiconductor Equipment	32.4%
Software	26.0
Technology Hardware, Storage & Peripherals	5.4
Broadline Retail	4.9
IT Services	4.9
Interactive Media & Services	4.4
Entertainment	3.7
Financial Services	3.3
Aerospace & Defense	3.0
Professional Services	2.0
Media	1.7
Communications Equipment	1.3
Capital Markets	1.0
Other*	6.0

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Consolidated Schedule of Investments for details.

2025 BlackRock Semi-Annual Report to Shareholders

Trust Summary as of June 30, 2025

BlackRock Technology and Private Equity Term Trust (BTX)
Investment Objective
BlackRock Technology and Private Equity Term Trust’s (BTX) (the “Trust”) (formerly known as BlackRock Innovation and Growth Term Trust (BIGZ)) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust will invest, under normal market conditions, at least 80% of its total assets in a combination of equity securities issued by U.S. and non-U.S. technology and privately held companies. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.
On January 20, 2025, the Board of Trustees (the "Board") approved a proposal to change the name of the Trust to BlackRock Technology and Private Equity Term Trust. In addition, the Trust changed its ticker symbol to BTX. In connection with the name change, the Board approved certain changes to the Trust’s investment policies. The Trust adopted a new non-fundamental investment policy to invest, under normal market conditions, at least 80% of its total assets in a combination of equity securities issued by U.S. and non-U.S. technology and privately held companies. These changes were effective at the close of business on February 20, 2025.
At a Special Shareholder Meeting held on April 17, 2025, shareholders approved (1) an amendment to the Trust’s fundamental investment restriction with respect to industry concentration to allow the Trust to concentrate its investments in companies operating in one or more industries within the technology group of industries and (ii) a change to the Trust’s diversification status under the Investment Company Act of 1940 from diversified to non-diversified.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	BTX
Initial Offering Date	March 29, 2021
Current Distribution Rate on Closing Market Price as of June 30, 2025 ($7.34)(a)	13.19%
Current Monthly Distribution per Common Share(b)	$0.080690
Current Annualized Distribution per Common Share(b)	$0.968280

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)
The monthly distribution per Common Share, declared on August 1, 2025, was decreased to $0.078840 per share. The current distribution rate on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary
	06/30/25	12/31/24	Change	High	Low
Closing Market Price	$ 7.34	$ 7.44	(1.34)%	$ 8.25	$ 5.50
Net Asset Value	7.55	8.37	(9.80)	8.84	5.96
Performance
Returns for the period ended June 30, 2025 were as follows:
		Average Annual Total Returns
	6-month	1 Year	Since Inception(a)
Trust at NAV(b)(c)	(3.08)%	2.66%	(11.98)%
Trust at Market Price(b)(c)	6.00	16.79	(12.56)
MSCI ACWI SMID Growth/Information Technology Index(d)(e)	6.85	13.00	7.17
MSCI ACWI (Net)(e)(f)	10.05	16.17	9.38
MSCI USA SMID Growth Call Overwrite Index(g)	1.71	12.17	4.12
Russell 2500™ Growth Index(h)	(0.71)	8.81	1.21

(a)	BTX commenced operations on March 29, 2021.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)
The MSCI ACWI SMID Cap Growth/ Information Technology Index captures mid- and small-cap securities exhibiting overall growth style characteristics across certain Developed
Markets and Emerging Markets countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend. All securities in the index are classified in the Information Technology sector as per the Global Industry Classification Standard (GICS®).

(e)
Effective February 20, 2025, the Trust changed its reporting benchmarks from MSCI USA SMID Growth Call Overwrite Index and Russell 2500TM Growth Index to MSCI ACWI SMID
Growth/Information Technology Index and MSCI ACWI (Net) in connection with certain changes to the Trust’s principal investment strategies.

(f)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
(g)
A custom benchmark that is made up of the MSCI USA SMID Growth Index, MSCI USA SMID Growth 25% Call Overwrite Cash and MSCI USA SMID Growth 25% Call Overwrite Option.
The MSCI USA SMID Growth Index captures mid and small cap representations of securities exhibiting overall growth style characteristics in the U.S.

(h)
An index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology.

Trust Summary

Trust Summary as of June 30, 2025(continued)

BlackRock Technology and Private Equity Term Trust (BTX)
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
At the sector level, an underweight to the services sub-sector and security selection in the new industries sub-sector contributed to performance. Selection in software and an out-of-benchmark allocation to the internet sub-sector were the largest detractors.
An out-of-benchmark position in NVIDIA, Inc. was the leading contributor at the individual holding level. The stock rallied to an all-time high on the strength of record demand for AI chips. An out-of-benchmark holding in SK Hynix Co. Ltd. was a further contributor of note. The semiconductor stock traded up due to a favorable industry outlook and surging demand for high-bandwidth memory chips powered by AI infrastructure buildouts. An overweight in Spotify Technology SA contributed, as well. Shares of the media services provider continued to rise due to rapid subscriber growth, strong revenue gains, sustained cost control, and bullish investor sentiment on its long-term profitability.
An out-of-benchmark position in the private gaming and technology company Underdog Sports was the largest detractor from relative performance. Its valuation declined due to significant legal uncertainty in California, where the Attorney General may declare certain daily fantasy sports activities illegal. The Trust was also hurt by having an underweight position in the cloud services provider Cloudflare, Inc. The stock rose behind robust financial performance that included accelerated revenue and customer growth, major enterprise contract wins, and upbeat forward guidance. An overweight in the space infrastructure company Loft Orbital was an additional detractor of note. The company reported weak earnings due to broader pressures on space and satellite service providers, as well as concerns about satellite launch schedules.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted from relative performance. The options overlay strategy was closed during the first quarter.
The Trust’s practice of maintaining a specified level of monthly distributions did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The investment advisor increased the Trust’s allocations to the semiconductors and internet sub-sectors, and it reduced the allocations to hardware, services, and software.
Describe portfolio positioning at period end.
The Trust held 28% of net asset value in semiconductors, 29% in software, 10% in hardware, 12% in internet, 8% in services and 13% in other areas of the technology sector. These industry weightings were the result of bottom-up stock selection.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
NVIDIA Corp.	10.5%
PsiQuantum Corp.	4.0
Spotify Technology SA	3.3
MercadoLibre, Inc.	2.4
SK Hynix, Inc.	2.3
Snowflake, Inc.	2.2
Dragos, Inc.	2.2
Via Transportation, Inc.	2.1
The Production Board LLC	2.1
Celestica, Inc.	2.1

2025 BlackRock Semi-Annual Report to Shareholders

Trust Summary as of June 30, 2025(continued)

BlackRock Technology and Private Equity Term Trust (BTX)

INDUSTRY ALLOCATION
Industry(b)	Percent of Total Investments(a)
Semiconductors & Semiconductor Equipment	29.9%
Software	20.4
Entertainment	9.7
IT Services	8.5
Electronic Equipment, Instruments & Components	4.2
Capital Markets	3.5
Technology Hardware, Storage & Peripherals	3.2
Broadline Retail	2.4
Communications Equipment	2.2
Industrial Conglomerates	1.9
Professional Services	1.7
Financial Services	1.6
Hotels, Restaurants & Leisure	1.3
Diversified Telecommunication Services	1.2
Automobiles	1.1
Diversified Consumer Services	1.0
Wireless Telecommunication Services	1.0
Other*	5.2

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.
Trust Summary

Trust Summary as of June 30, 2025

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)
Investment Objective
BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities, Infrastructure and Power Opportunities business segments anywhere in the world and by employing a strategy of writing (selling) call and put options. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications, the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets and the “Power Opportunities” business segment to include companies with a significant involvement in, supporting, or necessary to renewable energy technology and development, alternative fuels, energy efficiency, automotive and sustainable mobility and technologies that enable or support the growth and adoption of new power and energy sources. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information
Symbol on New York Stock Exchange	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of June 30, 2025 ($25.75)(a)	6.34%
Current Monthly Distribution per Common Share(b)	$0.136000
Current Annualized Distribution per Common Share(b)	$1.632000

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
Market Price and Net Asset Value Per Share Summary
	06/30/25	12/31/24	Change	High	Low
Closing Market Price	$ 25.75	$ 23.43	9.90%	$ 25.75	$ 20.72
Net Asset Value	24.95	22.65	10.15	24.95	20.64
Performance
Returns for the period ended June 30, 2025 were as follows:
		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	14.05%	19.87%	11.45%	9.06%
Trust at Market Price(a)(b)	13.79	24.22	10.82	10.94
MSCI World Select Energy, Utilities and Industry Call Overwrite Index(c)	15.80	24.98	11.13	N/A
MSCI ACWI (Net)(d)	10.05	16.17	13.65	9.99

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
An index that incorporates an option overlay component on the MSCI World Select Energy, Utilities and Industry Index with a 33% overwrite level.The benchmark commenced on
December 31, 2018 and therefore the benchmark does not have 10-year returns.

(d)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s relative performance based on NAV:
What factors influenced performance?
Generally, the Trust’s holdings benefited from positive trends in power grid and infrastructure investment in the United States and Europe during the first half of 2025.

2025 BlackRock Semi-Annual Report to Shareholders

Trust Summary as of June 30, 2025(continued)

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)
The Trust’s out-of-benchmark position in the European power networks business Elia Group SA was a top contributor at the individual holding level. The Trust initiated the position by participating in a placement as part of a €2.2 billion funding package to support the company’s grid investment plans.
The cement and building materials producer Heidelberg Materials AG was also a top contributor. The stock was supported by positive earnings updates and the German government’s announcement of a €500 billion package to boost defense and infrastructure spending. This news also benefited the Trust’s position in the transport infrastructure group Vinci SA, which reported robust earnings and a strong order book in its quarterly results.
The U.S. power utility PG&E Corp., which fell due to uncertainty following the California wildfires, detracted from returns. The electrical components company nVent Electric PLC, whose products include electrical equipment used in data centers, was initially impacted by concerns about China’s DeepSeek AI model announcement and the broader market decline in April 2025, and it failed to recover as strongly as other stocks in the subsequent rally. The electric utility Sempra declined following a downward revision to earnings growth, particularly for its California and Texas businesses.
The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. This strategy detracted from relative performance.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy.
Describe recent portfolio activity.
The Trust is positioned for increased investment in power and grid infrastructure. On the traditional energy side, the Trust prefers U.S. midstream companies viewed as beneficiaries of the expected increase in U.S. energy demand.
New purchases included companies that stand to benefit from the U.S. power generation buildout, as well as a European building materials producer and a Europe-based gas turbine manufacturer. On the other hand, the Trust exited positions in two European power utilities and an industrial compression equipment manufacturer.
Describe portfolio positioning at period end.
At the end of the period, 47.2% of the portfolio was invested in the utilities sector, with 35.4% in industrials and 10.2% in energy. The remainder was invested in other infrastructure- and power-related sectors.
As of June 30, 2025, the Trust had in place an option overwriting program whereby 33.3% of the underlying equities were overwritten with call options on individual stocks. These call options were typically written at prices above the prevailing market prices (estimated to be 3.2% out of the money) and for maturities averaging 55 days.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(a)
NextEra Energy, Inc.	4.9%
SSE PLC	3.6
Enel SpA	3.5
Williams Cos., Inc.	3.3
GE Vernova, Inc.	3.2
National Grid PLC	3.2
Trane Technologies PLC	3.2
Constellation Energy Corp.	3.0
Cheniere Energy, Inc.	2.9
Cie de Saint-Gobain SA	2.7

INDUSTRY ALLOCATION
Industry(b)	Percent of Total Investments(a)
Electric Utilities	26.6%
Electrical Equipment	15.5
Multi-Utilities	15.0
Oil, Gas & Consumable Fuels	10.3
Building Products	9.1
Independent Power and Renewable Electricity Producers	6.1
Construction & Engineering	4.5
Commercial Services & Supplies	4.3
Chemicals	2.7
Ground Transportation	1.8
Semiconductors & Semiconductor Equipment	1.5
Construction Materials	1.1
Other*	1.5

(a)	Excludes short-term securities, short investments and options, if any.
(b)	For purposes of this report, industry sub-classifications may differ from those utilized by the Trust for compliance purposes.
*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.
Trust Summary

Schedule of Investments (unaudited)
June 30, 2025
BlackRock Energy and Resources Trust (BGR)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Energy Equipment & Services — 2.0%
TechnipFMC PLC	208,299	$ 7,173,818
Oil, Gas & Consumable Fuels — 97.2%
Cameco Corp.	105,001	7,797,871
Canadian Natural Resources Ltd.	467,679	14,699,219
Cheniere Energy, Inc.	58,336	14,205,983
Chevron Corp.(a)(b)	241,625	34,598,284
ConocoPhillips(b)	131,755	11,823,659
EOG Resources, Inc.(b)	112,965	13,511,744
EQT Corp.	145,222	8,469,347
Exxon Mobil Corp.(b)	644,429	69,469,447
Gazprom PJSC(c)(d)	879,200	112
Gaztransport Et Technigaz SA	16,579	3,279,711
Hess Corp.	62,927	8,717,906
Kinder Morgan, Inc.	454,858	13,372,825
Kosmos Energy Ltd.(d)	837,902	1,441,191
Pembina Pipeline Corp.	169,622	6,368,844
Permian Resources Corp., Class A	572,780	7,801,264
Shell PLC, ADR	539,841	38,010,205
Suncor Energy, Inc.	265,970	9,963,011
Targa Resources Corp.	63,887	11,121,449
TC Energy Corp.	269,500	13,156,864
TotalEnergies SE	407,808	24,926,316
Tourmaline Oil Corp.	101,801	4,911,566
Valero Energy Corp.	81,200	10,914,904
Williams Cos., Inc.	228,648	14,361,381
		342,923,103
Total Long-Term Investments — 99.2% (Cost: $247,990,744)		350,096,921
Security	Shares	Value
Short-Term Securities
Money Market Funds — 0.9%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.20%(e)(f)	2,979,548	$ 2,979,548
Total Short-Term Securities — 0.9% (Cost: $2,979,548)		2,979,548
Total Investments Before Options Written — 100.1% (Cost: $250,970,292)		353,076,469
Options Written — (0.6)% (Premiums Received: $(2,561,374))		(2,132,083)
Total Investments, Net of Options Written — 99.5% (Cost: $248,408,918)		350,944,386
Other Assets Less Liabilities — 0.5%		1,876,212
Net Assets — 100.0%		$ 352,820,598

(a)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Non-income producing security.
(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/25	Shares Held at 06/30/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ 7,583,996	$ —	$ (4,604,448)(a)	$ —	$ —	$ 2,979,548	2,979,548	$ 148,975	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Shell PLC, ADR	274	07/03/25	USD	67.00	USD	1,929	$ (110,970)
Cheniere Energy, Inc.	37	07/09/25	USD	245.00	USD	901	(13,040)
Chevron Corp.	175	07/11/25	USD	145.00	USD	2,506	(24,500)
EOG Resources, Inc.	137	07/11/25	USD	116.00	USD	1,639	(64,390)
EQT Corp.	125	07/11/25	USD	58.00	USD	729	(17,938)
Exxon Mobil Corp.	328	07/11/25	USD	105.00	USD	3,536	(114,800)
Exxon Mobil Corp.	189	07/11/25	USD	113.00	USD	2,037	(4,158)
Hess Corp.	26	07/11/25	USD	140.00	USD	360	(3,835)

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Energy and Resources Trust (BGR)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Kinder Morgan, Inc.	755	07/11/25	USD	29.00	USD	2,220	$ (49,452)
Shell PLC, ADR	463	07/11/25	USD	70.00	USD	3,260	(54,402)
Suncor Energy, Inc.	152	07/11/25	CAD	51.00	CAD	775	(9,711)
Canadian Natural Resources Ltd.	364	07/18/25	CAD	46.00	CAD	1,558	(2,940)
Chevron Corp.	519	07/18/25	USD	140.00	USD	7,432	(254,310)
ConocoPhillips	134	07/18/25	USD	95.00	USD	1,203	(7,906)
EOG Resources, Inc.	137	07/18/25	USD	120.00	USD	1,639	(32,538)
EQT Corp.	179	07/18/25	USD	60.00	USD	1,044	(17,632)
Exxon Mobil Corp.	328	07/18/25	USD	110.00	USD	3,536	(40,672)
Hess Corp.	157	07/18/25	USD	140.00	USD	2,175	(54,557)
Kinder Morgan, Inc.	70	07/18/25	USD	29.00	USD	206	(6,230)
Permian Resources Corp., Class A	694	07/18/25	USD	15.00	USD	945	(5,205)
Shell PLC, ADR	172	07/18/25	USD	67.50	USD	1,211	(58,480)
Targa Resources Corp.	121	07/18/25	USD	185.00	USD	2,106	(10,890)
TechnipFMC PLC	239	07/18/25	USD	34.00	USD	823	(29,278)
Tourmaline Oil Corp.	172	07/18/25	CAD	65.30	CAD	1,130	(19,704)
Valero Energy Corp.	149	07/18/25	USD	140.00	USD	2,003	(22,127)
Williams Cos., Inc.	174	07/18/25	USD	60.00	USD	1,093	(57,420)
Canadian Natural Resources Ltd.	300	07/25/25	CAD	45.00	CAD	1,284	(7,490)
Cheniere Energy, Inc.	103	07/25/25	USD	245.00	USD	2,508	(65,405)
Chevron Corp.	108	07/25/25	USD	145.00	USD	1,546	(28,728)
ConocoPhillips	142	07/25/25	USD	99.00	USD	1,274	(8,094)
EOG Resources, Inc.	101	07/25/25	USD	132.00	USD	1,208	(8,080)
Exxon Mobil Corp.	220	07/25/25	USD	106.00	USD	2,372	(88,550)
Exxon Mobil Corp.	188	07/25/25	USD	114.00	USD	2,027	(10,434)
Hess Corp.	25	07/25/25	USD	145.00	USD	346	(6,000)
Kinder Morgan, Inc.	685	07/25/25	USD	29.00	USD	2,014	(60,622)
Shell PLC, ADR	462	07/25/25	USD	73.00	USD	3,253	(21,945)
Suncor Energy, Inc.	500	07/25/25	CAD	53.00	CAD	2,551	(16,706)
Suncor Energy, Inc.	115	07/25/25	CAD	57.00	CAD	587	(845)
Tourmaline Oil Corp.	165	07/25/25	CAD	69.00	CAD	1,084	(5,028)
Valero Energy Corp.	120	07/25/25	USD	142.00	USD	1,613	(21,480)
Canadian Natural Resources Ltd.	422	08/01/25	CAD	45.00	CAD	1,806	(14,100)
EQT Corp.	178	08/01/25	USD	60.00	USD	1,038	(35,511)
Exxon Mobil Corp.	376	08/01/25	USD	120.00	USD	4,053	(12,408)
Suncor Energy, Inc.	115	08/01/25	CAD	57.00	CAD	587	(549)
Williams Cos., Inc.	174	08/01/25	USD	60.00	USD	1,093	(65,250)
ConocoPhillips	161	08/08/25	USD	95.00	USD	1,445	(26,807)
Canadian Natural Resources Ltd.	466	08/15/25	CAD	44.00	CAD	1,994	(35,590)
Exxon Mobil Corp.	510	08/15/25	USD	110.00	USD	5,498	(136,935)
Permian Resources Corp., Class A	657	08/15/25	USD	15.00	USD	895	(21,353)
Permian Resources Corp., Class A	550	08/15/25	USD	15.66	USD	749	(9,553)
Shell PLC, ADR	410	08/15/25	USD	75.00	USD	2,887	(20,500)
Targa Resources Corp.	91	08/15/25	USD	185.00	USD	1,584	(35,035)
TechnipFMC PLC	452	08/15/25	USD	35.00	USD	1,557	(66,670)
Williams Cos., Inc.	411	08/15/25	USD	65.00	USD	2,581	(56,512)
							$ (1,973,265)
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Energy and Resources Trust (BGR)

OTC Options Written
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Cheniere Energy, Inc.	UBS AG	5,300	07/07/25	USD	234.00	USD	1,291	$ (55,143)
Pembina Pipeline Corp.	Citibank N.A.	19,200	07/09/25	CAD	53.05	CAD	982	(2,717)
TC Energy Corp.	Citibank N.A.	43,000	07/14/25	CAD	69.70	CAD	2,859	(11,096)
Pembina Pipeline Corp.	Morgan Stanley & Co. International PLC	37,100	07/22/25	CAD	52.05	CAD	1,897	(16,690)
TC Energy Corp.	Citibank N.A.	46,400	07/22/25	CAD	70.26	CAD	3,085	(17,352)
TotalEnergies SE	Barclays Bank PLC	76,100	07/23/25	EUR	55.64	EUR	3,949	(13,835)
TotalEnergies SE	Bank of America N.A.	46,400	07/30/25	EUR	56.62	EUR	2,408	(8,358)
Gaztransport & Technigaz SA	JPMorgan Chase Bank N.A.	5,700	08/05/25	EUR	168.20	EUR	957	(33,627)
								$ (158,818)
Balances Reported in the Statements of Assets and Liabilities for Options Written
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (2,561,374)	$ 904,774	$ (475,483)	$ (2,132,083)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 2,132,083	$ —	$ —	$ —	$ 2,132,083
For the period ended June 30, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$ —	$ —	$ 2,906,505	$ —	$ —	$ —	$ 2,906,505
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ (489,976)	$ —	$ —	$ —	$ (489,976)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts written	$3,325,928
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 2,132,083
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	2,132,083
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,973,265)
Total derivative assets and liabilities subject to an MNA	$ —	$ 158,818

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Energy and Resources Trust (BGR)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Bank of America N.A.	$ 8,358	$ —	$ —	$ —	$ 8,358
Barclays Bank PLC	13,835	—	—	—	13,835
Citibank N.A.	31,165	—	(31,165)	—	—
JPMorgan Chase Bank N.A.	33,627	—	—	—	33,627
Morgan Stanley & Co. International PLC	16,690	—	—	—	16,690
UBS AG	55,143	—	—	—	55,143
	$ 158,818	$ —	$ (31,165)	$ —	$ 127,653

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Energy Equipment & Services	$ 7,173,818	$ —	$ —	$ 7,173,818
Oil, Gas & Consumable Fuels	314,716,964	28,206,027	112	342,923,103
Short-Term Securities
Money Market Funds	2,979,548	—	—	2,979,548
	$324,870,330	$28,206,027	$112	$353,076,469
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$ (1,950,672)	$ (181,411)	$ —	$ (2,132,083)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.
Schedule of Investments

Consolidated Schedule of Investments (unaudited)
June 30, 2025
BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 3.8%
Airbus SE	44,644	$ 9,339,555
Boeing Co.(a)	42,001	8,800,470
L3Harris Technologies, Inc.(b)	118,353	29,687,666
Lockheed Martin Corp.	16,790	7,776,121
RTX Corp.	50,305	7,345,536
		62,949,348
Automobile Components — 0.4%
Lear Corp.	72,868	6,921,003
Automobiles — 0.7%
General Motors Co.(b)	245,868	12,099,164
Banks — 12.3%
Bank of America Corp.	411,516	19,472,937
Citigroup, Inc.(b)	696,290	59,268,205
First Citizens BancShares, Inc., Class A(c)	24,781	48,483,283
JPMorgan Chase & Co.(b)	72,516	21,023,113
Wells Fargo & Co.(b)	698,373	55,953,645
		204,201,183
Beverages — 0.6%
Keurig Dr. Pepper, Inc.	283,227	9,363,485
Broadline Retail — 2.5%
Amazon.com, Inc.(a)(b)	189,384	41,548,956
Building Products — 0.8%
Allegion PLC	31,370	4,521,045
Johnson Controls International PLC	83,565	8,826,135
		13,347,180
Capital Markets — 3.5%
Carlyle Group, Inc.	355,078	18,251,009
Charles Schwab Corp.	125,152	11,418,869
Intercontinental Exchange, Inc.(b)	158,428	29,066,785
		58,736,663
Chemicals — 2.4%
Air Products and Chemicals, Inc.	47,092	13,282,770
International Flavors & Fragrances, Inc.	132,357	9,734,857
PPG Industries, Inc.	152,914	17,393,967
		40,411,594
Commercial Services & Supplies — 0.8%
Rentokil Initial PLC	2,875,236	13,872,341
Communications Equipment — 1.3%
Cisco Systems, Inc.(b)	307,856	21,359,049
Consumer Finance — 0.4%
Capital One Financial Corp.	32,400	6,893,424
Consumer Staples Distribution & Retail — 1.8%
Dollar General Corp.	259,210	29,648,440
Containers & Packaging — 1.4%
Crown Holdings, Inc.	76,929	7,922,148
Sealed Air Corp.	475,252	14,747,070
		22,669,218
Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc.(d)	364,974	15,792,425
Electric Utilities — 2.9%
American Electric Power Co., Inc.	78,675	8,163,318
Security	Shares	Value
Electric Utilities (continued)
Edison International	107,730	$ 5,558,868
Evergy, Inc.	119,870	8,262,639
Exelon Corp.	371,139	16,114,855
PG&E Corp.	725,205	10,109,358
		48,209,038
Electronic Equipment, Instruments & Components — 0.1%
Ralliant Corp.(a)	50,465	2,447,032
Entertainment — 1.9%
Electronic Arts, Inc.	135,026	21,563,652
Walt Disney Co.	83,424	10,345,410
		31,909,062
Financial Services — 3.3%
AP Arsenal Co. Invest LP(a)(e)	15,830,106	16,146,708
Fidelity National Information Services, Inc.(d)	361,250	29,409,362
Visa, Inc., Class A	26,772	9,505,399
		55,061,469
Food Products — 2.0%
Kraft Heinz Co.(b)	857,217	22,133,343
Lamb Weston Holdings, Inc.	200,495	10,395,666
		32,529,009
Ground Transportation — 0.5%
CSX Corp.	277,370	9,050,583
Health Care Equipment & Supplies — 5.4%
Baxter International, Inc.(b)	1,094,560	33,143,277
Becton Dickinson & Co.	139,521	24,032,492
Medtronic PLC	369,133	32,177,324
		89,353,093
Health Care Providers & Services — 6.9%
Cardinal Health, Inc.(b)(d)	203,171	34,132,728
Cigna Group	28,834	9,531,944
CVS Health Corp.(b)(d)	589,573	40,668,745
Elevance Health, Inc.(b)	40,176	15,626,857
Labcorp Holdings, Inc.	54,631	14,341,184
		114,301,458
Health Care REITs — 0.3%
Healthcare Realty Trust, Inc.	339,019	5,376,841
Household Durables — 0.5%
Sony Group Corp.	336,100	8,738,703
Industrial Conglomerates — 0.8%
Honeywell International, Inc.	53,969	12,568,301
Industrial REITs — 0.6%
Rexford Industrial Realty, Inc.	87,590	3,115,576
STAG Industrial, Inc.	186,822	6,777,902
		9,893,478
Insurance — 3.9%
American International Group, Inc.(b)	183,283	15,687,192
Fidelity National Financial, Inc., Class A	307,112	17,216,699
Willis Towers Watson PLC	104,134	31,917,071
		64,820,962
Interactive Media & Services — 2.0%
Alphabet, Inc., Class C	141,760	25,146,807
Meta Platforms, Inc., Class A	11,670	8,613,510
		33,760,317

2025 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Enhanced Equity Dividend Trust (BDJ)
(Percentages shown are based on Net Assets)
Security	Shares	Value
IT Services — 0.9%
Cognizant Technology Solutions Corp., Class A(b)	186,268	$ 14,534,492
Leisure Products — 1.1%
Hasbro, Inc.	240,339	17,741,825
Machinery — 1.5%
CNH Industrial NV	610,248	7,908,814
Fortive Corp.	151,394	7,892,169
Westinghouse Air Brake Technologies Corp.	46,703	9,777,273
		25,578,256
Media — 2.4%
Comcast Corp., Class A(b)	791,414	28,245,566
WPP PLC	1,624,635	11,439,032
		39,684,598
Metals & Mining — 0.6%
Teck Resources Ltd., Class B(c)	243,665	9,839,193
Multi-Utilities — 1.8%
Dominion Energy, Inc.	247,354	13,980,448
Sempra	205,412	15,564,067
		29,544,515
Oil, Gas & Consumable Fuels — 6.0%
BP PLC	6,186,140	30,821,152
Enterprise Products Partners LP(b)	426,900	13,238,169
Formentera Partners Fund II LP(a)(e)(f)	— (g)	14,002,368
Hess Corp.(d)	99,462	13,779,466
Shell PLC	787,946	27,491,055
		99,332,210
Pharmaceuticals — 2.7%
AstraZeneca PLC	78,906	10,981,280
Bristol-Myers Squibb Co.	86,010	3,981,403
Eli Lilly & Co.	9,899	7,716,567
Merck & Co., Inc.	50,870	4,026,869
Pfizer, Inc.	168,940	4,095,106
Sanofi SA	142,183	13,765,270
		44,566,495
Professional Services(b) — 3.6%
Leidos Holdings, Inc.	91,292	14,402,226
SS&C Technologies Holdings, Inc.	550,720	45,599,616
		60,001,842
Residential REITs — 0.6%
AvalonBay Communities, Inc.	52,770	10,738,695
Semiconductors & Semiconductor Equipment — 2.5%
Amkor Technology, Inc.	190,567	4,000,001
Intel Corp.	230,307	5,158,877
NVIDIA Corp.	46,226	7,303,246
STMicroelectronics NV	364,539	11,177,493
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	57,856	13,103,805
		40,743,422
Software — 2.7%
Microsoft Corp.(b)(d)	72,504	36,064,215
Salesforce, Inc.	30,890	8,423,394
		44,487,609
Specialized REITs — 1.2%
Crown Castle, Inc.(b)(d)	185,728	19,079,837
Technology Hardware, Storage & Peripherals — 4.4%
Hewlett Packard Enterprise Co.	734,265	15,015,719
Security	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
HP, Inc.	830,337	$ 20,310,043
Samsung Electronics Co. Ltd., GDR(h)	24,900	27,504,163
Western Digital Corp.	162,680	10,409,893
		73,239,818
Tobacco — 1.0%
British American Tobacco PLC, ADR	362,759	17,169,384
Trading Companies & Distributors — 0.2%
WESCO International, Inc.	22,177	4,107,180
Total Common Stocks — 98.0% (Cost: $1,264,617,930)		1,628,222,190
Preferred Securities
Preferred Stocks — 0.8%
Household Products — 0.8%
Henkel AG & Co. KGaA	171,568	13,482,430
		13,482,430
Total Preferred Securities — 0.8% (Cost: $14,354,261)		13,482,430
Total Long-Term Investments — 98.8% (Cost: $1,278,972,191)		1,641,704,620
Short-Term Securities
Money Market Funds — 3.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.47%(i)(j)(k)	7,490,800	7,493,796
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.20%(i)(j)	47,729,870	47,729,870
Total Short-Term Securities — 3.3% (Cost: $55,223,667)		55,223,666
Total Investments Before Options Written — 102.1% (Cost: $1,334,195,858)		1,696,928,286
Options Written — (1.7)% (Premiums Received: $(21,353,369))		(28,938,002)
Total Investments, Net of Options Written — 100.4% (Cost: $1,312,842,489)		1,667,990,284
Liabilities in Excess of Other Assets — (0.4)%		(7,182,541)
Net Assets — 100.0%		$ 1,660,807,743

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	All or a portion of this security is on loan.
(d)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(g)	Investment does not issue shares.
(h)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(i)	Affiliate of the Trust.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Enhanced Equity Dividend Trust (BDJ)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/25	Shares Held at 06/30/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ —	$ 7,494,004 (a)	$ —	$ (208)	$ —	$ 7,493,796	7,490,800	$ 890 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	46,597,729	1,132,141 (a)	—	—	—	47,729,870	47,729,870	828,079	—
				$ (208)	$ —	$ 55,223,666		$ 828,969	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
American International Group, Inc.	294	07/03/25	USD	86.00	USD	2,516	$ (14,700)
CSX Corp.	500	07/03/25	USD	32.00	USD	1,632	(36,250)
General Motors Co.	522	07/03/25	USD	49.00	USD	2,569	(36,018)
Verizon Communications, Inc.	272	07/03/25	USD	45.00	USD	1,177	(408)
Verizon Communications, Inc.	271	07/03/25	USD	44.00	USD	1,173	(1,220)
Dominion Energy, Inc.	282	07/07/25	USD	55.50	USD	1,594	(34,432)
Alphabet, Inc., Class C	260	07/11/25	USD	172.50	USD	4,612	(168,350)
Amazon.com, Inc.	139	07/11/25	USD	221.01	USD	3,050	(48,955)
Bank of America Corp.	742	07/11/25	USD	46.00	USD	3,511	(120,204)
Charles Schwab Corp.	183	07/11/25	USD	91.00	USD	1,670	(26,261)
Cisco Systems, Inc.	423	07/11/25	USD	64.00	USD	2,935	(222,075)
Comcast Corp., Class A	1,185	07/11/25	USD	35.00	USD	4,229	(87,690)
CVS Health Corp.	517	07/11/25	USD	64.00	USD	3,566	(271,425)
Dollar General Corp.	600	07/11/25	USD	120.00	USD	6,863	(17,100)
Microsoft Corp.	237	07/11/25	USD	470.00	USD	11,789	(680,190)
NVIDIA Corp.	115	07/11/25	USD	149.04	USD	1,817	(116,489)
PPG Industries, Inc.	280	07/11/25	USD	113.00	USD	3,185	(63,700)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	257	07/11/25	USD	220.00	USD	5,821	(226,802)
Teck Resources Ltd., Class B	258	07/11/25	USD	39.00	USD	1,042	(49,665)
Verizon Communications, Inc.	362	07/11/25	USD	44.00	USD	1,566	(5,249)
Visa, Inc., Class A	142	07/11/25	USD	365.00	USD	5,042	(15,052)
Wells Fargo & Co.	1,715	07/11/25	USD	77.00	USD	13,741	(560,805)
Air Products & Chemicals, Inc.	181	07/18/25	USD	281.41	USD	5,105	(89,984)
Allegion PLC	60	07/18/25	USD	145.12	USD	865	(13,068)
Alphabet, Inc., Class C	260	07/18/25	USD	175.00	USD	4,612	(151,450)
Amazon.com, Inc.	53	07/18/25	USD	210.00	USD	1,163	(62,540)
Amazon.com, Inc.	97	07/18/25	USD	220.00	USD	2,128	(50,683)
American Electric Power Co., Inc.	179	07/18/25	USD	105.00	USD	1,857	(18,795)
American International Group, Inc.	294	07/18/25	USD	85.00	USD	2,516	(58,065)
AvalonBay Communities, Inc.	145	07/18/25	USD	212.73	USD	2,951	(23,596)
Baxter International, Inc.	2,161	07/18/25	USD	32.50	USD	6,544	(59,428)
Becton Dickinson & Co.	515	07/18/25	USD	180.00	USD	8,871	(56,650)
Boeing Co.	164	07/18/25	USD	200.00	USD	3,436	(195,980)
Capital One Financial Corp.	178	07/18/25	USD	210.00	USD	3,787	(124,600)
Carlyle Group, Inc.	1,022	07/18/25	USD	48.12	USD	5,253	(393,068)
Charles Schwab Corp.	189	07/18/25	USD	92.50	USD	1,724	(41,391)
Citigroup, Inc.	805	07/18/25	USD	77.50	USD	6,852	(658,087)
Cognizant Technology Solutions Corp., Class A	847	07/18/25	USD	85.00	USD	6,609	(76,230)
Comcast Corp., Class A	954	07/18/25	USD	37.50	USD	3,405	(7,155)
Crown Holdings, Inc.	423	07/18/25	USD	100.00	USD	4,356	(173,430)
CVS Health Corp.	1,012	07/18/25	USD	70.00	USD	6,981	(102,718)

2025 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Dollar General Corp.	368	07/18/25	USD	120.00	USD	4,209	$ (22,632)
Dominion Energy, Inc.	539	07/18/25	USD	55.00	USD	3,046	(113,190)
Eli Lilly & Co.	21	07/18/25	USD	860.00	USD	1,637	(4,851)
Enterprise Products Partners LP	773	07/18/25	USD	32.00	USD	2,397	(8,117)
Exelon Corp.	486	07/18/25	USD	45.00	USD	2,110	(7,290)
Exelon Corp.	486	07/18/25	USD	46.00	USD	2,110	(7,290)
Fidelity National Financial, Inc.	870	07/18/25	USD	56.98	USD	4,877	(70,824)
Fidelity National Information Services, Inc.	361	07/18/25	USD	82.50	USD	2,939	(52,345)
First Citizens BancShares, Inc., Class A	28	07/18/25	USD	2,050.00	USD	5,478	(30,800)
First Citizens BancShares, Inc., Class A	28	07/18/25	USD	1,870.00	USD	5,478	(298,620)
Fortive Corp.	535	07/18/25	USD	75.00	USD	2,789	(34,775)
General Motors Co.	211	07/18/25	USD	52.50	USD	1,038	(6,014)
Hasbro, Inc.	86	07/18/25	USD	70.00	USD	635	(38,700)
Hasbro, Inc.	235	07/18/25	USD	75.00	USD	1,735	(25,850)
Hewlett Packard Enterprise Co.	2,599	07/18/25	USD	20.00	USD	5,315	(223,514)
Honeywell International, Inc.	97	07/18/25	USD	225.00	USD	2,259	(97,000)
Honeywell International, Inc.	96	07/18/25	USD	230.00	USD	2,236	(54,240)
HP, Inc.	1,017	07/18/25	USD	26.00	USD	2,488	(10,679)
Intercontinental Exchange, Inc.	263	07/18/25	USD	180.00	USD	4,825	(138,075)
International Flavors & Fragrances, Inc.	539	07/18/25	USD	80.00	USD	3,964	(61,985)
Johnson Controls International PLC	147	07/18/25	USD	100.00	USD	1,553	(94,815)
JPMorgan Chase & Co.	154	07/18/25	USD	270.00	USD	4,465	(320,320)
Keurig Dr. Pepper, Inc.	820	07/18/25	USD	34.00	USD	2,711	(12,300)
Kraft Heinz Co.	565	07/18/25	USD	27.50	USD	1,459	(3,108)
L3Harris Technologies, Inc.	380	07/18/25	USD	220.00	USD	9,532	(1,202,700)
Lamb Weston Holdings, Inc.	731	07/18/25	USD	55.00	USD	3,790	(29,240)
Leidos Holdings, Inc.	236	07/18/25	USD	155.00	USD	3,723	(134,520)
Medtronic PLC	667	07/18/25	USD	87.50	USD	5,814	(98,716)
Microsoft Corp.	92	07/18/25	USD	460.00	USD	4,576	(360,870)
NVIDIA Corp.	31	07/18/25	USD	135.00	USD	490	(73,392)
NVIDIA Corp.	24	07/18/25	USD	130.00	USD	379	(68,520)
PPG Industries, Inc.	280	07/18/25	USD	115.00	USD	3,185	(58,800)
Sealed Air Corp.	1,123	07/18/25	USD	33.35	USD	3,485	(5,306)
Sempra	756	07/18/25	USD	80.00	USD	5,728	(15,120)
SS&C Technologies Holdings, Inc.	1,612	07/18/25	USD	80.00	USD	13,347	(544,050)
STAG Industrial, Inc.	513	07/18/25	USD	37.44	USD	1,861	(19,208)
Teck Resources Ltd., Class B	250	07/18/25	USD	38.00	USD	1,010	(55,625)
Walt Disney Co.	430	07/18/25	USD	115.00	USD	5,332	(408,500)
Wells Fargo & Co.	595	07/18/25	USD	75.00	USD	4,767	(351,050)
WESCO International, Inc.	60	07/18/25	USD	195.00	USD	1,111	(6,600)
Western Digital Corp.	270	07/18/25	USD	55.00	USD	1,728	(251,100)
Westinghouse Air Brake Technologies Corp.	153	07/18/25	USD	200.00	USD	3,203	(174,420)
Willis Towers Watson PLC	311	07/18/25	USD	310.00	USD	9,532	(140,727)
CNH Industrial NV	2,417	07/23/25	USD	13.85	USD	3,132	(35,934)
Alphabet, Inc., Class C	260	07/25/25	USD	180.00	USD	4,612	(138,450)
Amazon.com, Inc.	102	07/25/25	USD	220.00	USD	2,238	(64,005)
American International Group, Inc.	210	07/25/25	USD	86.00	USD	1,797	(36,225)
Bank of America Corp.	761	07/25/25	USD	45.00	USD	3,601	(215,363)
Boeing Co.	205	07/25/25	USD	230.00	USD	4,295	(20,705)
Cardinal Health, Inc.	314	07/25/25	USD	170.00	USD	5,275	(73,005)
Cigna Group	32	07/25/25	USD	330.00	USD	1,058	(25,120)
Cisco Systems, Inc.	635	07/25/25	USD	68.00	USD	4,406	(124,460)
Citigroup, Inc.	1,471	07/25/25	USD	80.00	USD	12,521	(912,020)
Comcast Corp., Class A	899	07/25/25	USD	36.00	USD	3,209	(44,950)
CSX Corp.	512	07/25/25	USD	33.00	USD	1,671	(37,120)
CVS Health Corp.	984	07/25/25	USD	69.00	USD	6,788	(163,836)
Electronic Arts, Inc.	394	07/25/25	USD	155.00	USD	6,292	(263,980)
Eli Lilly & Co.	22	07/25/25	USD	860.00	USD	1,715	(8,151)
Enterprise Products Partners LP	465	07/25/25	USD	32.00	USD	1,442	(7,440)
Fidelity National Information Services, Inc.	950	07/25/25	USD	82.00	USD	7,734	(144,875)
General Motors Co.	507	07/25/25	USD	50.00	USD	2,495	(88,471)
Hewlett Packard Enterprise Co.	618	07/25/25	USD	19.00	USD	1,264	(102,897)
Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
HP, Inc.	1,229	07/25/25	USD	26.00	USD	3,006	$ (25,195)
JPMorgan Chase & Co.	175	07/25/25	USD	275.00	USD	5,073	(307,562)
Medtronic PLC	738	07/25/25	USD	88.00	USD	6,433	(128,781)
Meta Platforms, Inc., Class A	64	07/25/25	USD	725.00	USD	4,724	(193,120)
Microsoft Corp.	58	07/25/25	USD	495.00	USD	2,885	(63,945)
Microsoft Corp.	57	07/25/25	USD	485.00	USD	2,835	(103,027)
Teck Resources Ltd., Class B	270	07/25/25	USD	43.00	USD	1,090	(18,900)
Verizon Communications, Inc.	696	07/25/25	USD	44.00	USD	3,012	(34,452)
Wells Fargo & Co.	678	07/25/25	USD	76.00	USD	5,432	(359,340)
Amazon.com, Inc.	325	08/01/25	USD	225.00	USD	7,130	(234,812)
American International Group, Inc.	210	08/01/25	USD	87.00	USD	1,797	(43,575)
Baxter International, Inc.	526	08/01/25	USD	31.00	USD	1,593	(44,710)
Cardinal Health, Inc.	295	08/01/25	USD	162.50	USD	4,956	(227,150)
Charles Schwab Corp.	316	08/01/25	USD	89.00	USD	2,883	(137,460)
Cisco Systems, Inc.	635	08/01/25	USD	68.00	USD	4,406	(133,667)
Comcast Corp., Class A	1,314	08/01/25	USD	36.00	USD	4,690	(86,724)
Dollar General Corp.	457	08/01/25	USD	110.00	USD	5,227	(277,627)
Eli Lilly & Co.	11	08/01/25	USD	810.00	USD	857	(22,825)
Fidelity National Information Services, Inc.	675	08/01/25	USD	82.00	USD	5,495	(155,250)
General Motors Co.	112	08/01/25	USD	51.00	USD	551	(18,312)
HP, Inc.	2,320	08/01/25	USD	26.00	USD	5,675	(77,720)
Medtronic PLC	143	08/01/25	USD	86.00	USD	1,247	(42,257)
NVIDIA Corp.	14	08/01/25	USD	160.00	USD	221	(8,470)
Pfizer, Inc.	465	08/01/25	USD	25.00	USD	1,127	(9,533)
PPG Industries, Inc.	281	08/01/25	USD	115.00	USD	3,196	(87,812)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	61	08/01/25	USD	225.00	USD	1,382	(67,252)
Walt Disney Co.	28	08/01/25	USD	118.00	USD	347	(20,860)
Wells Fargo & Co.	942	08/01/25	USD	77.00	USD	7,547	(459,225)
Western Digital Corp.	354	08/01/25	USD	60.00	USD	2,265	(209,745)
Bristol-Myers Squibb Co.	239	08/08/25	USD	49.00	USD	1,106	(15,774)
Cardinal Health, Inc.	254	08/08/25	USD	167.50	USD	4,267	(132,080)
Cigna Group	126	08/08/25	USD	335.00	USD	4,165	(149,310)
CVS Health Corp.	220	08/08/25	USD	69.00	USD	1,518	(58,850)
JPMorgan Chase & Co.	78	08/08/25	USD	290.00	USD	2,261	(69,810)
Kraft Heinz Co.	1,249	08/08/25	USD	27.00	USD	3,225	(57,454)
Medtronic PLC	483	08/08/25	USD	86.00	USD	4,210	(126,787)
Air Products & Chemicals, Inc.	78	08/15/25	USD	290.00	USD	2,200	(54,210)
Allegion PLC	112	08/15/25	USD	139.39	USD	1,614	(89,531)
Amazon.com, Inc.	325	08/15/25	USD	225.00	USD	7,130	(274,625)
American Electric Power Co., Inc.	253	08/15/25	USD	107.00	USD	2,625	(33,809)
AvalonBay Communities, Inc.	145	08/15/25	USD	212.73	USD	2,951	(54,680)
Bank of America Corp.	761	08/15/25	USD	45.00	USD	3,601	(251,130)
Baxter International, Inc.	563	08/15/25	USD	32.50	USD	1,705	(36,595)
British American Tobacco PLC, ADR	817	08/15/25	USD	48.80	USD	3,867	(89,300)
Cardinal Health, Inc.	254	08/15/25	USD	170.00	USD	4,267	(124,460)
Carlyle Group, Inc.	616	08/15/25	USD	47.50	USD	3,166	(348,040)
Carlyle Group, Inc.	314	08/15/25	USD	50.64	USD	1,614	(93,984)
Citigroup, Inc.	1,553	08/15/25	USD	82.50	USD	13,219	(753,205)
Cognizant Technology Solutions Corp., Class A	775	08/15/25	USD	77.50	USD	6,047	(271,250)
CVS Health Corp.	516	08/15/25	USD	70.00	USD	3,559	(138,546)
Dominion Energy, Inc.	539	08/15/25	USD	55.00	USD	3,046	(149,572)
Electronic Arts, Inc.	348	08/15/25	USD	160.00	USD	5,558	(222,720)
Enterprise Products Partners LP	1,109	08/15/25	USD	32.00	USD	3,439	(28,280)
Exelon Corp.	1,196	08/15/25	USD	44.50	USD	5,193	(83,434)
First Citizens BancShares, Inc., Class A	80	08/15/25	USD	1,880.00	USD	15,652	(1,163,600)
Fortive Corp.	297	08/15/25	USD	70.00	USD	1,548	(69,795)
Hasbro, Inc.	1,000	08/15/25	USD	70.00	USD	7,382	(625,000)
Hewlett Packard Enterprise Co.	821	08/15/25	USD	19.00	USD	1,679	(159,274)
Honeywell International, Inc.	103	08/15/25	USD	230.00	USD	2,399	(98,365)
Intercontinental Exchange, Inc.	514	08/15/25	USD	179.86	USD	9,430	(376,033)
International Flavors & Fragrances, Inc.	339	08/15/25	USD	80.00	USD	2,493	(40,680)
Johnson Controls International PLC	409	08/15/25	USD	105.00	USD	4,320	(214,725)

2025 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Keurig Dr. Pepper, Inc.	499	08/15/25	USD	33.59	USD	1,650	$ (38,974)
Kraft Heinz Co.	1,614	08/15/25	USD	28.01	USD	4,167	(46,730)
L3Harris Technologies, Inc.	371	08/15/25	USD	250.00	USD	9,306	(359,870)
Labcorp Holdings, Inc.	179	08/15/25	USD	270.00	USD	4,699	(102,030)
Lamb Weston Holdings, Inc.	371	08/15/25	USD	57.50	USD	1,924	(45,448)
Lear Corp.	400	08/15/25	USD	96.43	USD	3,799	(168,319)
Leidos Holdings, Inc.	266	08/15/25	USD	155.00	USD	4,196	(248,710)
Pfizer, Inc.	465	08/15/25	USD	25.00	USD	1,127	(18,368)
PG&E Corp.	1,129	08/15/25	USD	15.00	USD	1,574	(41,209)
RTX Corp.	344	08/15/25	USD	150.00	USD	5,023	(116,960)
Sealed Air Corp.	778	08/15/25	USD	32.40	USD	2,414	(38,117)
Sempra	544	08/15/25	USD	80.00	USD	4,122	(44,880)
SS&C Technologies Holdings, Inc.	1,416	08/15/25	USD	80.00	USD	11,724	(722,160)
STAG Industrial, Inc.	513	08/15/25	USD	37.44	USD	1,861	(33,121)
Teck Resources Ltd., Class B	562	08/15/25	USD	39.00	USD	2,269	(179,840)
Visa, Inc., Class A	32	08/15/25	USD	355.00	USD	1,136	(39,840)
WESCO International, Inc.	60	08/15/25	USD	195.00	USD	1,111	(44,100)
Western Digital Corp.	270	08/15/25	USD	57.50	USD	1,728	(216,000)
Westinghouse Air Brake Technologies Corp.	153	08/15/25	USD	210.00	USD	3,203	(120,105)
Willis Towers Watson PLC	261	08/15/25	USD	306.00	USD	8,000	(282,567)
CNH Industrial NV	940	08/25/25	USD	13.25	USD	1,218	(59,571)
Baxter International, Inc.	1,128	09/19/25	USD	32.50	USD	3,416	(112,800)
British American Tobacco PLC, ADR	1,179	09/19/25	USD	48.00	USD	5,580	(226,957)
							$ (26,763,655)
OTC Options Written
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Shell PLC	Goldman Sachs International	245,700	07/02/25	GBP	25.40	GBP	6,245	$ (77,668)
WPP PLC	Barclays Bank PLC	308,000	07/02/25	GBP	5.97	GBP	1,580	—
Crown Castle, Inc.	Bank of America N.A.	20,200	07/07/25	USD	105.00	USD	2,075	(11,403)
Intercontinental Exchange, Inc.	Bank of America N.A.	25,100	07/07/25	USD	170.50	USD	4,605	(329,734)
Fidelity National Financial, Inc.	Morgan Stanley & Co. International PLC	81,900	07/08/25	USD	65.33	USD	4,591	—
PG&E Corp.	Morgan Stanley & Co. International PLC	22,200	07/08/25	USD	17.46	USD	309	—
Henkel AG & Co. KGaA, Preferred Shares	Bank of America N.A.	86,900	07/10/25	EUR	73.24	EUR	5,797	(717)
PG&E Corp.	Barclays Bank PLC	176,000	07/10/25	USD	17.85	USD	2,453	(5)
Rentokil Initial PLC	UBS AG	531,000	07/10/25	GBP	3.66	GBP	1,866	(20,751)
Crown Castle, Inc.	Barclays Bank PLC	64,800	07/15/25	USD	104.80	USD	6,657	(77,117)
Rentokil Initial PLC	Morgan Stanley & Co. International PLC	250,300	07/15/25	GBP	3.59	GBP	880	(23,902)
PG&E Corp.	Barclays Bank PLC	28,100	07/16/25	USD	17.89	USD	392	(22)
Samsung Electronics Co. Ltd., GDR	Bank of America N.A.	9,900	07/16/25	USD	1,114.70	USD	10,935	(243,391)
Sony Group Corp.	UBS AG	14,900	07/16/25	JPY	4,101.63	JPY	55,788	(1,822)
STMicroelectronics NV	UBS AG	43,700	07/22/25	EUR	27.79	EUR	1,138	(18,668)
AstraZeneca PLC	Barclays Bank PLC	10,900	07/23/25	GBP	113.61	GBP	1,105	(825)
BP PLC	Barclays Bank PLC	1,522,600	07/23/25	GBP	3.92	GBP	5,527	(52,313)
Labcorp Holdings, Inc.	Morgan Stanley & Co. International PLC	29,000	07/23/25	USD	251.71	USD	7,613	(384,681)
Sanofi SA	Bank of America N.A.	78,300	07/23/25	EUR	88.24	EUR	6,435	(15,752)
Sony Group Corp.	JPMorgan Chase Bank N.A.	316,500	07/23/25	JPY	3,887.22	JPY	1,185,031	(152,785)
STMicroelectronics NV	Barclays Bank PLC	128,000	07/23/25	EUR	26.87	EUR	3,332	(97,531)
WPP PLC	Barclays Bank PLC	245,500	07/23/25	GBP	5.70	GBP	1,259	(2,962)
BP PLC	UBS AG	749,416	07/30/25	GBP	4.01	GBP	2,720	(26,108)
Crown Castle, Inc.	Barclays Bank PLC	17,100	07/30/25	USD	100.73	USD	1,757	(66,529)
European Aeronautic Defence and Space Company	Barclays Bank PLC	7,800	07/30/25	EUR	163.95	EUR	1,385	(140,086)
Shell PLC	Barclays Bank PLC	84,400	07/30/25	GBP	27.16	GBP	2,145	(13,458)
WPP PLC	UBS AG	340,100	07/30/25	GBP	5.50	GBP	1,745	(20,345)
PG&E Corp.	Morgan Stanley & Co. International PLC	82,900	08/01/25	USD	16.41	USD	1,156	(5,692)
AstraZeneca PLC	BNP Paribas SA	32,400	08/05/25	GBP	105.70	GBP	3,285	(63,638)
Shell PLC	Goldman Sachs International	103,300	08/05/25	GBP	26.40	GBP	2,626	(50,388)
Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Enhanced Equity Dividend Trust (BDJ)

OTC Options Written (continued)
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
PG&E Corp.	Barclays Bank PLC	132,900	08/08/25	USD	14.16	USD	1,853	$ (84,465)
European Aeronautic Defence and Space Company	Bank of America N.A.	16,700	08/12/25	EUR	185.33	EUR	2,966	(66,832)
Rentokil Initial PLC	Bank of America N.A.	800,000	08/12/25	GBP	3.66	GBP	2,812	(124,757)
								$ (2,174,347)
Balances Reported in the Statements of Assets and Liabilities for Options Written
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (21,353,369)	$ 3,831,195	$ (11,415,828)	$ (28,938,002)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 28,938,002	$ —	$ —	$ —	$ 28,938,002
For the period ended June 30, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$ —	$ —	$ (108,736)	$ —	$ —	$ —	$ (108,736)
Options written	—	—	(10,227,303)	—	—	—	(10,227,303)
	$ —	$ —	$ (10,336,039)	$ —	$ —	$ —	$ (10,336,039)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ (17,219,246)	$ —	$ —	$ —	$ (17,219,246)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts purchased	$— (a)
Average value of option contracts written	24,657,797

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

2025 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Enhanced Equity Dividend Trust (BDJ)

Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 28,938,002
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	28,938,002
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(26,763,655)
Total derivative assets and liabilities subject to an MNA	$ —	$ 2,174,347
The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities
Bank of America N.A.	$ 792,586	$ —	$ (792,586)	$ —	$ —
Barclays Bank PLC	535,313	—	(535,313)	—	—
BNP Paribas SA	63,638	—	(63,638)	—	—
Goldman Sachs International	128,056	—	(28,056)	(100,000)	—
JPMorgan Chase Bank N.A.	152,785	—	(152,785)	—	—
Morgan Stanley & Co. International PLC	414,275	—	(414,275)	—	—
UBS AG	87,694	—	(87,694)	—	—
	$ 2,174,347	$ —	$ (2,074,347)	$ (100,000)	$ —

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$ 53,609,793	$ 9,339,555	$ —	$ 62,949,348
Automobile Components	6,921,003	—	—	6,921,003
Automobiles	12,099,164	—	—	12,099,164
Banks	204,201,183	—	—	204,201,183
Beverages	9,363,485	—	—	9,363,485
Broadline Retail	41,548,956	—	—	41,548,956
Building Products	13,347,180	—	—	13,347,180
Capital Markets	58,736,663	—	—	58,736,663
Chemicals	40,411,594	—	—	40,411,594
Commercial Services & Supplies	—	13,872,341	—	13,872,341
Communications Equipment	21,359,049	—	—	21,359,049
Consumer Finance	6,893,424	—	—	6,893,424
Consumer Staples Distribution & Retail	29,648,440	—	—	29,648,440
Containers & Packaging	22,669,218	—	—	22,669,218
Diversified Telecommunication Services	15,792,425	—	—	15,792,425
Electric Utilities	48,209,038	—	—	48,209,038
Electronic Equipment, Instruments & Components	2,447,032	—	—	2,447,032
Entertainment	31,909,062	—	—	31,909,062
Financial Services	38,914,761	—	16,146,708	55,061,469
Food Products	32,529,009	—	—	32,529,009
Ground Transportation	9,050,583	—	—	9,050,583
Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Enhanced Equity Dividend Trust (BDJ)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Health Care Equipment & Supplies	$ 89,353,093	$ —	$ —	$ 89,353,093
Health Care Providers & Services	114,301,458	—	—	114,301,458
Health Care REITs	5,376,841	—	—	5,376,841
Household Durables	—	8,738,703	—	8,738,703
Industrial Conglomerates	12,568,301	—	—	12,568,301
Industrial REITs	9,893,478	—	—	9,893,478
Insurance	64,820,962	—	—	64,820,962
Interactive Media & Services	33,760,317	—	—	33,760,317
IT Services	14,534,492	—	—	14,534,492
Leisure Products	17,741,825	—	—	17,741,825
Machinery	25,578,256	—	—	25,578,256
Media	28,245,566	11,439,032	—	39,684,598
Metals & Mining	9,839,193	—	—	9,839,193
Multi-Utilities	29,544,515	—	—	29,544,515
Oil, Gas & Consumable Fuels	27,017,635	58,312,207	14,002,368	99,332,210
Pharmaceuticals	19,819,945	24,746,550	—	44,566,495
Professional Services	60,001,842	—	—	60,001,842
Residential REITs	10,738,695	—	—	10,738,695
Semiconductors & Semiconductor Equipment	29,565,929	11,177,493	—	40,743,422
Software	44,487,609	—	—	44,487,609
Specialized REITs	19,079,837	—	—	19,079,837
Technology Hardware, Storage & Peripherals	45,735,655	27,504,163	—	73,239,818
Tobacco	17,169,384	—	—	17,169,384
Trading Companies & Distributors	4,107,180	—	—	4,107,180
Preferred Securities
Preferred Stocks	—	13,482,430	—	13,482,430
Short-Term Securities
Money Market Funds	55,223,666	—	—	55,223,666
	$1,488,166,736	$178,612,474	$30,149,076	$1,696,928,286
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$ (24,424,621)	$ (4,513,381)	$ —	$ (28,938,002)

(a)	Derivative financial instruments are options written. Options written are shown at value.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Common Stocks
Assets
Opening balance, as of December 31, 2024	$ 31,090,484
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a)(b)	(1,659,573)
Purchases	718,165
Sales	—
Closing balance, as of June 30, 2025	$ 30,149,076
Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2025(b)	$ (1,659,573)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2025 is generally due to investments no longer held or categorized as Level 3 at period end.

2025 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Enhanced Equity Dividend Trust (BDJ)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the Valuation Committee to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$30,149,076	Income	Discount Rate	10%	—
		Market	EBITDA Multiple	6.88x	—
	$30,149,076

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
See notes to financial statements.
Schedule of Investments

Schedule of Investments (unaudited)
June 30, 2025
BlackRock Enhanced Global Dividend Trust (BOE)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Canada — 2.1%
TELUS Corp.	878,592	$ 14,110,378
Denmark — 2.2%
Novo Nordisk A/S, Class B	217,151	15,047,263
France — 2.1%
Air Liquide SA	70,330	14,502,121
India — 0.0%
AceVector Limited, Series I, (Acquired 08/31/18, Cost: $2,637,143)(a)(b)(c)	566,400	195,294
Japan — 1.4%
SMC Corp.	27,300	9,783,285
Netherlands — 2.1%
Koninklijke KPN NV	3,031,314	14,787,327
Spain — 2.1%
Banco Bilbao Vizcaya Argentaria SA	955,405	14,711,588
Switzerland — 2.0%
Zurich Insurance Group AG, Class N	19,779	13,839,818
Taiwan — 5.4%
MediaTek, Inc.	240,000	10,283,678
Taiwan Semiconductor Manufacturing Co. Ltd.	740,000	27,061,317
		37,344,995
United Kingdom — 9.0%
AstraZeneca PLC	159,914	22,255,093
BAE Systems PLC	434,178	11,268,161
RELX PLC	329,283	17,794,025
Taylor Wimpey PLC	6,771,171	11,041,829
		62,359,108
United States — 71.3%
AbbVie, Inc.(d)	81,420	15,113,180
Accenture PLC, Class A	58,744	17,557,994
Allegion PLC	103,069	14,854,304
Alphabet, Inc., Class A(d)	83,022	14,630,967
Apple, Inc.(d)(e)	71,432	14,655,703
Applied Materials, Inc.	55,539	10,167,525
Assurant, Inc.(d)	50,499	9,973,048
Baker Hughes Co., Class A	175,025	6,710,459
Broadcom, Inc.(e)	102,340	28,210,021
Charles Schwab Corp.	114,584	10,454,644
Citizens Financial Group, Inc.	265,514	11,881,752
CMS Energy Corp.(d)(e)	293,639	20,343,310
Coca-Cola Co.	287,138	20,315,013
Colgate-Palmolive Co.	188,214	17,108,653
General Electric Co.	63,043	16,226,638
Home Depot, Inc.	34,647	12,702,976
Hubbell, Inc.	37,280	15,225,525
Security	Shares	Value
United States (continued)
Intercontinental Exchange, Inc.(d)	75,097	$ 13,778,047
M&T Bank Corp.	53,051	10,291,363
Mastercard, Inc., Class A	12,977	7,292,295
Meta Platforms, Inc., Class A(e)	26,731	19,729,884
Microsoft Corp.(d)	79,480	39,534,147
Moody’s Corp.	20,881	10,473,701
Oracle Corp.	77,491	16,941,857
Otis Worldwide Corp.(d)	135,156	13,383,147
Parker-Hannifin Corp.(d)(e)	21,989	15,358,657
Republic Services, Inc.(e)	40,201	9,913,969
Salesforce, Inc.	38,999	10,634,637
Sanofi SA	119,571	11,576,118
Shell PLC	306,689	10,770,768
Union Pacific Corp.	35,166	8,090,993
UnitedHealth Group, Inc.(d)(e)	45,883	14,314,120
Walmart, Inc.	173,813	16,995,435
Williams Cos., Inc.(d)	112,077	7,039,556
		492,250,406
Total Long-Term Investments — 99.7% (Cost: $500,612,329)		688,931,583
Short-Term Securities
Money Market Funds — 1.4%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.20%(f)(g)	9,754,911	9,754,911
Total Short-Term Securities — 1.4% (Cost: $9,754,911)		9,754,911
Total Investments Before Options Written — 101.1% (Cost: $510,367,240)		698,686,494
Options Written — (1.1)% (Premiums Received: $(7,221,732))		(8,112,955)
Total Investments, Net of Options Written — 100.0% (Cost: $503,145,508)		690,573,539
Other Assets Less Liabilities — 0.0%		254,549
Net Assets — 100.0%		$ 690,828,088

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $195,294, representing less than 0.05% of its net assets as of period end, and an original cost of $2,637,143.

(d)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Enhanced Global Dividend Trust (BOE)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/25	Shares Held at 06/30/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Shares	$ 7,033,278	$ 2,721,633 (a)	$ —	$ —	$ —	$ 9,754,911	9,754,911	$ 155,491	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Citizens Financial Group, Inc.	750	07/09/25	USD	43.00	USD	3,356	$ (162,342)
AbbVie, Inc.	104	07/11/25	USD	195.00	USD	1,930	(2,184)
Accenture PLC, Class A	86	07/11/25	USD	325.00	USD	2,570	(8,600)
Alphabet, Inc., Class A	48	07/11/25	USD	175.00	USD	846	(19,440)
Broadcom, Inc.	78	07/11/25	USD	265.00	USD	2,150	(105,300)
Colgate-Palmolive Co.	166	07/11/25	USD	94.00	USD	1,509	(4,150)
Home Depot, Inc.	87	07/11/25	USD	385.00	USD	3,190	(3,350)
Mastercard, Inc., Class A	15	07/11/25	USD	590.00	USD	843	(563)
Oracle Corp.	130	07/11/25	USD	165.00	USD	2,842	(709,800)
Salesforce, Inc.	86	07/11/25	USD	275.00	USD	2,345	(32,895)
TELUS Corp.	1,308	07/11/25	CAD	22.50	CAD	2,861	(4,803)
Union Pacific Corp.	28	07/11/25	USD	225.00	USD	644	(18,900)
M&T Bank Corp.	117	07/15/25	USD	182.34	USD	2,270	(155,610)
Allegion PLC	253	07/18/25	USD	145.12	USD	3,646	(55,102)
Alphabet, Inc., Class A	182	07/18/25	USD	180.00	USD	3,207	(51,597)
Applied Materials, Inc.	159	07/18/25	USD	180.00	USD	2,911	(117,262)
Assurant, Inc.	60	07/18/25	USD	210.00	USD	1,185	(6,900)
Baker Hughes Co., Class A	306	07/18/25	USD	41.00	USD	1,173	(5,355)
Broadcom, Inc.	162	07/18/25	USD	250.00	USD	4,466	(446,715)
Charles Schwab Corp.	307	07/18/25	USD	92.50	USD	2,801	(67,233)
Citizens Financial Group, Inc.	420	07/18/25	USD	42.50	USD	1,880	(124,950)
CMS Energy Corp.	506	07/18/25	USD	70.00	USD	3,506	(32,890)
Coca-Cola Co.	605	07/18/25	USD	75.00	USD	4,280	(3,328)
General Electric Co.	134	07/18/25	USD	270.00	USD	3,449	(21,172)
Hubbell, Inc.	82	07/18/25	USD	400.00	USD	3,349	(124,640)
M&T Bank Corp.	90	07/18/25	USD	190.00	USD	1,746	(69,750)
M&T Bank Corp.	26	07/18/25	USD	185.00	USD	504	(31,070)
Mastercard, Inc., Class A	42	07/18/25	USD	585.00	USD	2,360	(7,224)
Meta Platforms, Inc., Class A	41	07/18/25	USD	725.00	USD	3,026	(105,985)
Microsoft Corp.	158	07/18/25	USD	460.00	USD	7,859	(619,755)
Moody’s Corp.	52	07/18/25	USD	490.00	USD	2,608	(91,520)
Oracle Corp.	78	07/18/25	USD	210.00	USD	1,705	(89,895)
Republic Services, Inc., Class A	131	07/18/25	USD	250.00	USD	3,231	(25,873)
Salesforce, Inc.	86	07/18/25	USD	280.00	USD	2,345	(30,100)
TELUS Corp.	1,107	07/18/25	CAD	22.50	CAD	2,421	(5,690)
UnitedHealth Group, Inc.	160	07/18/25	USD	340.00	USD	4,992	(24,640)
Walmart, Inc.	509	07/18/25	USD	100.00	USD	4,977	(43,010)
Williams Cos., Inc.	154	07/18/25	USD	60.00	USD	967	(50,820)
AbbVie, Inc.	224	07/25/25	USD	195.00	USD	4,158	(21,280)
Alphabet, Inc., Class A	135	07/25/25	USD	185.00	USD	2,379	(40,837)
Apple, Inc.	37	07/25/25	USD	210.00	USD	759	(13,135)
Applied Materials, Inc.	21	07/25/25	USD	182.50	USD	384	(14,438)
Colgate-Palmolive Co.	495	07/25/25	USD	94.00	USD	4,500	(34,650)
Meta Platforms, Inc., Class A	52	07/25/25	USD	725.00	USD	3,838	(156,910)
Microsoft Corp.	33	07/25/25	USD	495.00	USD	1,641	(36,383)
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Enhanced Global Dividend Trust (BOE)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
TELUS Corp.	1,310	07/25/25	CAD	22.50	CAD	2,865	$ (8,658)
Hubbell, Inc.	82	07/29/25	USD	397.14	USD	3,349	(164,346)
Accenture PLC, Class A	47	08/01/25	USD	295.00	USD	1,405	(49,115)
Apple, Inc.	205	08/01/25	USD	210.00	USD	4,206	(110,700)
Charles Schwab Corp.	197	08/01/25	USD	89.00	USD	1,797	(85,695)
Coca-Cola Co.	487	08/01/25	USD	71.00	USD	3,446	(77,189)
General Electric Co.	212	08/01/25	USD	260.00	USD	5,457	(226,310)
Home Depot, Inc.	65	08/01/25	USD	365.00	USD	2,383	(69,712)
Oracle Corp.	108	08/01/25	USD	205.00	USD	2,361	(186,030)
TELUS Corp.	1,107	08/01/25	CAD	22.00	CAD	2,421	(27,639)
Walmart, Inc.	255	08/01/25	USD	98.00	USD	2,493	(61,072)
Williams Cos., Inc.	154	08/01/25	USD	60.00	USD	967	(57,750)
Assurant, Inc.	162	08/05/25	USD	203.50	USD	3,199	(27,640)
Applied Materials, Inc.	64	08/08/25	USD	185.00	USD	1,172	(48,960)
Meta Platforms, Inc., Class A	24	08/08/25	USD	745.00	USD	1,771	(82,560)
AbbVie, Inc.	30	08/15/25	USD	195.00	USD	557	(8,550)
Accenture PLC, Class A	72	08/15/25	USD	310.00	USD	2,152	(32,400)
Allegion PLC	200	08/15/25	USD	139.39	USD	2,882	(159,876)
Apple, Inc.	72	08/15/25	USD	210.00	USD	1,477	(48,420)
Baker Hughes Co., Class A	306	08/15/25	USD	41.00	USD	1,173	(21,420)
Broadcom, Inc.	118	08/15/25	USD	260.00	USD	3,253	(292,345)
CMS Energy Corp.	787	08/15/25	USD	70.00	USD	5,452	(106,245)
Coca-Cola Co.	487	08/15/25	USD	72.50	USD	3,446	(61,118)
Colgate-Palmolive Co.	167	08/15/25	USD	90.00	USD	1,518	(55,110)
Intercontinental Exchange, Inc.	246	08/15/25	USD	179.86	USD	4,513	(179,969)
Microsoft Corp.	158	08/15/25	USD	495.00	USD	7,859	(302,175)
Moody’s Corp.	39	08/15/25	USD	490.00	USD	1,956	(96,330)
Otis Worldwide Corp.	376	08/15/25	USD	97.50	USD	3,723	(159,800)
Parker-Hannifin Corp.	96	08/15/25	USD	680.00	USD	6,705	(377,280)
Republic Services, Inc., Class A	45	08/15/25	USD	250.00	USD	1,110	(26,775)
Williams Cos., Inc.	308	08/15/25	USD	65.00	USD	1,935	(42,350)
							$ (7,051,585)
OTC Options Written
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
BAE Systems PLC	Bank of America N.A.	59,200	07/02/25	GBP	18.08	GBP	1,119	$ (64,588)
SMC Corp.	Goldman Sachs International	12,000	07/02/25	JPY	58,004.70	JPY	619,271	(1)
Zurich Insurance Group AG, Class N	UBS AG	8,700	07/02/25	CHF	588.89	CHF	4,830	—
Intercontinental Exchange, Inc.	Bank of America N.A.	21,300	07/07/25	USD	170.50	USD	3,908	(279,814)
Koninklijke KPN NV	Barclays Bank PLC	50,000	07/08/25	EUR	3.95	EUR	207	(11,139)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Morgan Stanley & Co. International PLC	219,600	07/08/25	TWD	1,128.60	TWD	234,591	(16,729)
Banco Bilbao Vizcaya Argentaria SA	Citibank N.A.	215,900	07/10/25	EUR	14.11	EUR	2,822	(4,245)
Koninklijke KPN NV	Goldman Sachs International	160,800	07/15/25	EUR	4.27	EUR	666	(3,014)
MediaTek, Inc.	Morgan Stanley & Co. International PLC	106,000	07/17/25	TWD	1,342.57	TWD	132,680	(15,295)
Novo Nordisk A/S, Class B	BNP Paribas SA	27,300	07/17/25	DKK	494.33	DKK	11,982	(7,508)
Novo Nordisk A/S, Class B	Morgan Stanley & Co. International PLC	12,300	07/17/25	DKK	505.30	DKK	5,398	(2,006)
Otis Worldwide Corp.	Morgan Stanley & Co. International PLC	21,800	07/17/25	USD	100.12	USD	2,159	(25,074)
RELX PLC	BNP Paribas SA	12,950	07/17/25	EUR	48.07	EUR	594	(1,443)
Koninklijke KPN NV	BNP Paribas SA	643,700	07/22/25	EUR	4.18	EUR	2,666	(30,777)
RELX PLC	Goldman Sachs International	52,750	07/22/25	EUR	47.42	EUR	2,420	(14,803)
Air Liquide SA	Barclays Bank PLC	22,100	07/23/25	EUR	187.88	EUR	3,869	(5,845)
AstraZeneca PLC	Barclays Bank PLC	27,500	07/23/25	GBP	113.61	GBP	2,788	(2,082)
BAE Systems PLC	Barclays Bank PLC	79,900	07/23/25	GBP	19.41	GBP	1,511	(31,213)
Banco Bilbao Vizcaya Argentaria SA	Barclays Bank PLC	173,050	07/23/25	EUR	13.61	EUR	2,262	(26,004)
Koninklijke KPN NV	Goldman Sachs International	254,400	07/23/25	EUR	4.23	EUR	1,054	(9,449)
Novo Nordisk A/S, Class B	Bank of America N.A.	17,700	07/23/25	DKK	545.16	DKK	7,768	(1,377)
RELX PLC	Barclays Bank PLC	26,200	07/23/25	EUR	47.08	EUR	1,202	(10,048)

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Enhanced Global Dividend Trust (BOE)

OTC Options Written (continued)
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Sanofi SA	Bank of America N.A.	11,400	07/23/25	EUR	88.24	EUR	937	$ (2,293)
Taylor Wimpey PLC	Barclays Bank PLC	1,276,300	07/23/25	GBP	1.26	GBP	1,516	(21,111)
Air Liquide SA	JPMorgan Chase Bank N.A.	8,900	07/29/25	EUR	189.85	EUR	1,558	(2,636)
BAE Systems PLC	Goldman Sachs International	135,200	07/29/25	GBP	21.01	GBP	2,556	(14,338)
Banco Bilbao Vizcaya Argentaria SA	Barclays Bank PLC	71,400	07/30/25	EUR	13.31	EUR	933	(20,945)
Banco Bilbao Vizcaya Argentaria SA	UBS AG	89,700	07/30/25	EUR	13.54	EUR	1,173	(19,127)
Shell PLC	Barclays Bank PLC	107,400	07/30/25	EUR	32.00	EUR	3,202	(18,576)
Taylor Wimpey PLC	Barclays Bank PLC	1,306,000	07/30/25	GBP	1.23	GBP	1,552	(43,383)
AstraZeneca PLC	BNP Paribas SA	42,900	08/05/25	GBP	105.70	GBP	4,350	(84,261)
Koninklijke KPN NV	BNP Paribas SA	254,000	08/05/25	EUR	4.09	EUR	1,052	(23,035)
RELX PLC	JPMorgan Chase Bank N.A.	26,300	08/05/25	EUR	47.51	EUR	1,207	(10,630)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	JPMorgan Chase Bank N.A.	132,000	08/05/25	TWD	1,102.10	TWD	141,011	(109,552)
Taylor Wimpey PLC	Barclays Bank PLC	397,000	08/05/25	GBP	1.24	GBP	472	(14,299)
Koninklijke KPN NV	Barclays Bank PLC	304,400	08/08/25	EUR	4.24	EUR	1,261	(8,527)
Novo Nordisk A/S, Class B	Bank of America N.A.	18,800	08/08/25	DKK	511.45	DKK	8,251	(18,171)
Sanofi SA	Barclays Bank PLC	41,300	08/08/25	EUR	85.63	EUR	3,394	(44,823)
RELX PLC	UBS AG	60,000	08/12/25	EUR	46.94	EUR	2,753	(43,209)
								$ (1,061,370)
Balances Reported in the Statements of Assets and Liabilities for Options Written
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (7,221,732)	$ 2,197,912	$ (3,089,135)	$ (8,112,955)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 8,112,955	$ —	$ —	$ —	$ 8,112,955
For the period ended June 30, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$ —	$ —	$ (6,230,812)	$ —	$ —	$ —	$ (6,230,812)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ (4,463,875)	$ —	$ —	$ —	$ (4,463,875)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts written	$6,524,106
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Enhanced Global Dividend Trust (BOE)

Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 8,112,955
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	8,112,955
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(7,051,585)
Total derivative assets and liabilities subject to an MNA	$ —	$ 1,061,370
The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Bank of America N.A.	$ 366,243	$ —	$ (366,243)	$ —	$ —
Barclays Bank PLC	257,995	—	(257,995)	—	—
BNP Paribas SA	147,024	—	(147,024)	—	—
Citibank N.A.	4,245	—	—	—	4,245
Goldman Sachs International	41,605	—	(41,605)	—	—
JPMorgan Chase Bank N.A.	122,818	—	(122,818)	—	—
Morgan Stanley & Co. International PLC	59,104	—	(59,104)	—	—
UBS AG	62,336	—	(62,336)	—	—
	$ 1,061,370	$ —	$ (1,057,125)	$ —	$ 4,245

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Canada	$ 14,110,378	$ —	$ —	$ 14,110,378
Denmark	—	15,047,263	—	15,047,263
France	—	14,502,121	—	14,502,121
India	—	—	195,294	195,294
Japan	—	9,783,285	—	9,783,285
Netherlands	—	14,787,327	—	14,787,327
Spain	—	14,711,588	—	14,711,588
Switzerland	—	13,839,818	—	13,839,818
Taiwan	—	37,344,995	—	37,344,995
United Kingdom	—	62,359,108	—	62,359,108
United States	469,903,520	22,346,886	—	492,250,406
Short-Term Securities
Money Market Funds	9,754,911	—	—	9,754,911
	$ 493,768,809	$ 204,722,391	$ 195,294	$ 698,686,494

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Enhanced Global Dividend Trust (BOE)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$ (6,146,700)	$ (1,966,255)	$ —	$ (8,112,955)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.
Schedule of Investments

Schedule of Investments (unaudited)
June 30, 2025
BlackRock Enhanced International Dividend Trust (BGY)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Canada — 5.2%
Teck Resources Ltd., Class B	382,735	$ 15,478,037
Toronto-Dominion Bank	190,640	14,022,032
		29,500,069
China — 2.9%
Tencent Holdings Ltd., ADR(a)	251,350	16,212,075
Denmark — 2.7%
Novo Nordisk A/S, Class B	218,231	15,122,101
France — 5.1%
Air Liquide SA	96,400	19,877,782
Cie de Saint-Gobain SA	79,007	9,281,365
		29,159,147
Germany — 10.6%
adidas AG, Class N	46,413	10,834,184
Beiersdorf AG	122,485	15,396,119
Deutsche Telekom AG, Class N, Registered Shares	437,595	16,017,552
SAP SE	58,835	17,990,543
		60,238,398
India — 3.7%
AceVector Limited, Series I, (Acquired 01/25/22, Cost: $3,948,600)(b)(c)(d)	848,000	292,390
HDFC Bank Ltd.	895,320	20,901,655
		21,194,045
Italy — 3.1%
FinecoBank Banca Fineco SpA	786,716	17,452,153
Japan — 8.5%
Keyence Corp.	34,600	13,834,049
SMC Corp.	46,800	16,771,346
Sony Group Corp.	682,200	17,737,409
		48,342,804
Netherlands — 6.0%
ASM International NV	25,563	16,398,097
Koninklijke KPN NV	3,619,107	17,654,693
		34,052,790
Singapore — 2.5%
United Overseas Bank Ltd.	503,700	14,256,574
Spain — 4.9%
Banco Bilbao Vizcaya Argentaria SA	1,092,483	16,822,353
Industria de Diseno Textil SA	212,385	11,079,438
		27,901,791
Sweden — 4.4%
Assa Abloy AB, Class B	369,461	11,550,694
Atlas Copco AB, A Shares	848,937	13,723,917
		25,274,611
Switzerland — 6.8%
Nestle SA, Class N, Registered Shares	154,264	15,337,905
UBS Group AG, Registered Shares	349,172	11,854,996
Zurich Insurance Group AG, Class N	16,457	11,515,339
		38,708,240
Security	Shares	Value
Taiwan — 7.0%
MediaTek, Inc.	190,000	$ 8,141,245
Taiwan Semiconductor Manufacturing Co. Ltd.	865,000	31,632,485
		39,773,730
United Kingdom — 9.4%
AstraZeneca PLC	120,565	16,778,927
British American Tobacco PLC	196,584	9,346,845
RELX PLC	322,715	17,439,099
Taylor Wimpey PLC	6,166,586	10,055,925
		53,620,796
United States — 17.0%
General Electric Co.(a)(e)	49,170	12,655,866
Haleon PLC	2,161,320	11,108,377
Mastercard, Inc., Class A(a)(e)	20,780	11,677,113
Otis Worldwide Corp.(a)(e)	120,604	11,942,208
Sanofi SA	141,923	13,740,099
Shell PLC	648,441	22,772,932
Waste Connections, Inc.	68,416	12,780,365
		96,676,960
Total Long-Term Investments — 99.8% (Cost: $445,604,277)		567,486,284
Short-Term Securities
Money Market Funds — 0.5%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.20%(f)(g)	2,898,908	2,898,908
Total Short-Term Securities — 0.5% (Cost: $2,898,908)		2,898,908
Total Investments Before Options Written — 100.3% (Cost: $448,503,185)		570,385,192
Options Written — (0.7)% (Premiums Received: $(5,309,740))		(3,825,190)
Total Investments, Net of Options Written — 99.6% (Cost: $443,193,445)		566,560,002
Other Assets Less Liabilities — 0.4%		2,028,035
Net Assets — 100.0%		$ 568,588,037

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Non-income producing security.
(d)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $292,390, representing 0.1% of its net assets as of period end, and an original cost of $3,948,600.

(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Enhanced International Dividend Trust (BGY)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/25	Shares Held at 06/30/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$ —	$ 354 (b)	$ —	$ (354)	$ —	$ —	—	$ 1,260 (c)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	3,742,337	—	(843,429)(b)	—	—	2,898,908	2,898,908	157,270	—
				$ (354)	$ —	$ 2,898,908		$ 158,530	$ —

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Mastercard, Inc., Class A	57	07/11/25	USD	590.00	USD	3,203	$ (2,137)
Teck Resources Ltd., Class B	660	07/11/25	CAD	53.00	CAD	3,635	(122,622)
General Electric Co.	92	07/18/25	USD	270.00	USD	2,368	(14,536)
Mastercard, Inc., Class A	36	07/18/25	USD	585.00	USD	2,023	(6,192)
Teck Resources Ltd., Class B	679	07/18/25	CAD	56.00	CAD	3,739	(56,594)
Toronto-Dominion Bank	428	07/18/25	CAD	96.00	CAD	4,287	(131,221)
Waste Connections, Inc.	136	07/18/25	CAD	260.00	CAD	3,460	(14,981)
General Electric Co.	178	08/01/25	USD	260.00	USD	4,582	(190,015)
Toronto-Dominion Bank	429	08/01/25	CAD	99.00	CAD	4,297	(53,556)
Otis Worldwide Corp.	201	08/15/25	USD	97.50	USD	1,990	(85,425)
Waste Connections, Inc.	240	08/15/25	CAD	270.00	CAD	6,105	(23,352)
							$ (700,631)
OTC Options Written
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Atlas Copco AB, A Shares	Goldman Sachs International	103,100	07/02/25	SEK	171.00	SEK	15,769	$ —
Beiersdorf AG	Bank of America N.A.	27,200	07/02/25	EUR	122.41	EUR	2,902	—
MediaTek, Inc.	Morgan Stanley & Co. International PLC	85,000	07/02/25	TWD	1,443.75	TWD	106,250	—
SMC Corp.	Goldman Sachs International	4,100	07/02/25	JPY	58,004.70	JPY	211,584	—
United Overseas Bank Ltd.	UBS AG	74,737	07/02/25	SGD	36.51	SGD	2,690	(5,945)
Zurich Insurance Group AG, Class N	UBS AG	7,400	07/02/25	CHF	588.89	CHF	4,108	—
Deutsche Telekom AG	Goldman Sachs International	25,400	07/08/25	EUR	34.50	EUR	789	(46)
Deutsche Telekom AG	Morgan Stanley & Co. International PLC	45,700	07/08/25	EUR	33.03	EUR	1,420	(296)
Koninklijke KPN NV	Barclays Bank PLC	156,000	07/08/25	EUR	3.95	EUR	646	(34,755)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Morgan Stanley & Co. International PLC	102,500	07/08/25	TWD	1,128.60	TWD	109,497	(7,808)
United Overseas Bank Ltd.	Bank of America N.A.	140,721	07/08/25	SGD	37.05	SGD	5,064	(21,310)
Tencent Holdings Ltd., ADR	Goldman Sachs International	38,400	07/09/25	USD	72.93	USD	2,477	(587)
ASM International NV	Citibank N.A.	11,500	07/10/25	EUR	497.55	EUR	6,263	(647,629)
Banco Bilbao Vizcaya Argentaria SA	Citibank N.A.	275,700	07/10/25	EUR	14.11	EUR	3,604	(5,420)
Industria de Diseno Textil SA	Bank of America N.A.	95,500	07/10/25	EUR	49.46	EUR	4,229	(7)
Nestle SA, Registered Shares	Goldman Sachs International	28,900	07/10/25	CHF	90.23	CHF	2,280	(31)
SAP SE	Goldman Sachs International	14,500	07/10/25	EUR	273.77	EUR	3,764	(6,782)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Morgan Stanley & Co. International PLC	46,000	07/10/25	TWD	1,029.60	TWD	49,140	(62,514)
Koninklijke KPN NV	Goldman Sachs International	802,200	07/15/25	EUR	4.27	EUR	3,322	(15,034)
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Enhanced International Dividend Trust (BGY)

OTC Options Written (continued)
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Sony Group Corp.	UBS AG	67,000	07/16/25	JPY	4,101.63	JPY	250,860	$ (8,191)
British American Tobacco PLC, ADR	Bank of America N.A.	88,400	07/17/25	GBP	34.42	GBP	3,062	(84,377)
Haleon PLC	Goldman Sachs International	655,900	07/17/25	GBP	4.07	GBP	2,456	(999)
Keyence Corp.	BNP Paribas SA	12,000	07/17/25	JPY	63,196.01	JPY	690,927	(21,381)
Novo Nordisk A/S, Class B	Morgan Stanley & Co. International PLC	1,800	07/17/25	DKK	505.30	DKK	790	(294)
Otis Worldwide Corp.	Morgan Stanley & Co. International PLC	34,100	07/17/25	USD	100.12	USD	3,377	(39,222)
Shell PLC	Goldman Sachs International	114,700	07/17/25	EUR	30.41	EUR	3,420	(39,589)
Koninklijke KPN NV	BNP Paribas SA	162,300	07/22/25	EUR	4.18	EUR	672	(7,760)
RELX PLC	Goldman Sachs International	32,650	07/22/25	EUR	47.42	EUR	1,498	(9,162)
Tencent Holdings Ltd., ADR	Citibank N.A.	35,500	07/22/25	USD	66.76	USD	2,290	(47,852)
Air Liquide SA	Barclays Bank PLC	22,100	07/23/25	EUR	187.88	EUR	3,869	(5,845)
Assa Abloy AB, Series B	Bank of America N.A.	72,500	07/23/25	SEK	311.20	SEK	21,444	(13,923)
AstraZeneca PLC	Barclays Bank PLC	37,000	07/23/25	GBP	113.61	GBP	3,751	(2,801)
Atlas Copco AB, A Shares	Bank of America N.A.	69,100	07/23/25	SEK	158.72	SEK	10,568	(18,249)
Beiersdorf AG	Barclays Bank PLC	28,000	07/23/25	EUR	119.61	EUR	2,988	(4,039)
FinecoBank Banca Fineco SpA	UBS AG	285,800	07/23/25	EUR	20.12	EUR	5,382	(42,392)
Koninklijke KPN NV	Goldman Sachs International	359,000	07/23/25	EUR	4.23	EUR	1,487	(13,334)
Nestle SA, Registered Shares	Goldman Sachs International	37,200	07/23/25	CHF	86.67	CHF	2,935	(3,588)
Novo Nordisk A/S, Class B	Bank of America N.A.	51,200	07/23/25	DKK	545.16	DKK	22,471	(3,984)
RELX PLC	Barclays Bank PLC	38,300	07/23/25	EUR	47.08	EUR	1,757	(14,688)
Sony Group Corp.	JPMorgan Chase Bank N.A.	53,000	07/23/25	JPY	3,887.22	JPY	198,441	(25,585)
Taylor Wimpey PLC	Barclays Bank PLC	1,377,000	07/23/25	GBP	1.26	GBP	1,636	(22,776)
Air Liquide SA	JPMorgan Chase Bank N.A.	21,300	07/29/25	EUR	189.85	EUR	3,729	(6,309)
Compagnie de Saint-Gobain S.A.	JPMorgan Chase Bank N.A.	35,500	07/29/25	EUR	103.82	EUR	3,540	(54,630)
adidas AG, Class N	Barclays Bank PLC	6,600	07/30/25	EUR	201.67	EUR	1,308	(46,312)
Banco Bilbao Vizcaya Argentaria SA	UBS AG	58,600	07/30/25	EUR	13.54	EUR	766	(12,495)
Deutsche Telekom AG	Barclays Bank PLC	87,700	07/30/25	EUR	31.20	EUR	2,725	(66,041)
Shell PLC	Barclays Bank PLC	63,400	07/30/25	EUR	32.00	EUR	1,890	(10,966)
Taylor Wimpey PLC	Barclays Bank PLC	1,022,000	07/30/25	GBP	1.23	GBP	1,214	(33,949)
AstraZeneca PLC	BNP Paribas SA	17,300	08/05/25	GBP	105.70	GBP	1,754	(33,980)
Banco Bilbao Vizcaya Argentaria SA	BNP Paribas SA	266,500	08/05/25	EUR	13.09	EUR	3,484	(121,915)
Deutsche Telekom AG	Goldman Sachs International	81,800	08/05/25	EUR	32.02	EUR	2,542	(39,268)
FinecoBank Banca Fineco SpA	Goldman Sachs International	140,800	08/05/25	EUR	19.60	EUR	2,652	(48,499)
Koninklijke KPN NV	BNP Paribas SA	360,000	08/05/25	EUR	4.09	EUR	1,491	(32,649)
RELX PLC	JPMorgan Chase Bank N.A.	38,400	08/05/25	EUR	47.51	EUR	1,762	(15,520)
SAP SE	BNP Paribas SA	14,500	08/05/25	EUR	262.22	EUR	3,764	(120,638)
Shell PLC	Goldman Sachs International	48,800	08/05/25	EUR	31.26	EUR	1,455	(17,750)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	JPMorgan Chase Bank N.A.	248,000	08/05/25	TWD	1,102.10	TWD	264,929	(205,825)
Taylor Wimpey PLC	Barclays Bank PLC	375,900	08/05/25	GBP	1.23	GBP	447	(13,539)
United Overseas Bank Ltd.	Morgan Stanley & Co. International PLC	11,300	08/05/25	SGD	36.76	SGD	407	(7,873)
Keyence Corp.	JPMorgan Chase Bank N.A.	3,600	08/06/25	JPY	58,978.40	JPY	207,278	(45,025)
SMC Corp.	BNP Paribas SA	16,400	08/06/25	JPY	53,150.88	JPY	846,337	(188,783)
Tencent Holdings Ltd., ADR	Morgan Stanley & Co. International PLC	39,200	08/06/25	USD	67.20	USD	2,528	(72,472)
UBS Group AG, Registered	Morgan Stanley & Co. International PLC	78,500	08/06/25	CHF	27.07	CHF	2,115	(79,288)
Assa Abloy AB, Series B	Bank of America N.A.	93,800	08/08/25	SEK	305.19	SEK	27,744	(47,565)
Koninklijke KPN NV	Barclays Bank PLC	151,100	08/08/25	EUR	4.24	EUR	626	(4,233)
Nestle SA, Registered Shares	UBS AG	18,700	08/08/25	CHF	85.71	CHF	1,475	(4,618)
Novo Nordisk A/S, Class B	Bank of America N.A.	23,400	08/08/25	DKK	511.45	DKK	10,270	(22,617)
Sanofi SA	Barclays Bank PLC	63,900	08/08/25	EUR	85.63	EUR	5,252	(69,350)
Sony Group Corp.	Goldman Sachs International	187,000	08/08/25	JPY	4,047.81	JPY	700,161	(73,628)
UBS Group AG, Registered	Citibank N.A.	78,500	08/08/25	CHF	25.87	CHF	2,115	(149,234)
adidas AG, Class N	Barclays Bank PLC	14,300	08/12/25	EUR	205.38	EUR	2,834	(100,403)
Atlas Copco AB, A Shares	Barclays Bank PLC	209,800	08/12/25	SEK	159.91	SEK	32,088	(68,394)
Haleon PLC	Bank of America N.A.	316,700	08/12/25	GBP	3.88	GBP	1,186	(29,387)
RELX PLC	UBS AG	60,000	08/12/25	EUR	46.94	EUR	2,753	(43,209)
								$ (3,124,559)

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Enhanced International Dividend Trust (BGY)

Balances Reported in the Statements of Assets and Liabilities for Options Written
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (5,309,740)	$ 2,440,699	$ (956,149)	$ (3,825,190)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 3,825,190	$ —	$ —	$ —	$ 3,825,190
For the period ended June 30, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$ —	$ —	$ (2,365,048)	$ —	$ —	$ —	$ (2,365,048)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ (100,224)	$ —	$ —	$ —	$ (100,224)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts written	$3,631,501
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 3,825,190
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	3,825,190
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(700,631)
Total derivative assets and liabilities subject to an MNA	$ —	$ 3,124,559
The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Bank of America N.A.	$ 241,419	$ —	$ —	$ (215,443)	$ 25,976
Barclays Bank PLC	498,091	—	—	(406,176)	91,915
BNP Paribas SA	527,106	—	(527,106)	—	—
Citibank N.A.	850,135	—	(575,960)	(274,175)	—
Goldman Sachs International	268,297	—	(93,297)	(175,000)	—
JPMorgan Chase Bank N.A.	352,894	—	(281,894)	(71,000)	—
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Enhanced International Dividend Trust (BGY)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Morgan Stanley & Co. International PLC	$ 269,767	$ —	$ —	$ (65,000)	$ 204,767
UBS AG	116,850	—	(16,850)	(100,000)	—
	$ 3,124,559	$ —	$ (1,495,107)	$ (1,306,794)	$ 322,658

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Canada	$ 29,500,069	$ —	$ —	$ 29,500,069
China	16,212,075	—	—	16,212,075
Denmark	—	15,122,101	—	15,122,101
France	—	29,159,147	—	29,159,147
Germany	—	60,238,398	—	60,238,398
India	—	20,901,655	292,390	21,194,045
Italy	—	17,452,153	—	17,452,153
Japan	—	48,342,804	—	48,342,804
Netherlands	—	34,052,790	—	34,052,790
Singapore	—	14,256,574	—	14,256,574
Spain	—	27,901,791	—	27,901,791
Sweden	—	25,274,611	—	25,274,611
Switzerland	—	38,708,240	—	38,708,240
Taiwan	—	39,773,730	—	39,773,730
United Kingdom	—	53,620,796	—	53,620,796
United States	49,055,552	47,621,408	—	96,676,960
Short-Term Securities
Money Market Funds	2,898,908	—	—	2,898,908
	$ 97,666,604	$ 472,426,198	$ 292,390	$ 570,385,192
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$ (700,631)	$ (3,124,559)	$ —	$ (3,825,190)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)
June 30, 2025
BlackRock Enhanced Large Cap Core Fund, Inc. (CII)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 3.6%
Howmet Aerospace, Inc.	179,387	$ 33,389,302
Banks — 3.2%
Wells Fargo & Co.	374,286	29,987,794
Broadline Retail — 7.5%
Amazon.com, Inc.(a)(b)	316,889	69,522,278
Building Products — 3.5%
Johnson Controls International PLC	305,472	32,263,953
Capital Markets — 7.1%
Intercontinental Exchange, Inc.	186,854	34,282,103
S&P Global, Inc.	60,042	31,659,546
		65,941,649
Chemicals — 3.1%
Air Products and Chemicals, Inc.	101,393	28,598,910
Communications Equipment — 3.7%
Ciena Corp.(b)	420,188	34,173,890
Entertainment — 4.6%
Spotify Technology SA(b)	37,631	28,875,771
TKO Group Holdings, Inc., Class A	75,762	13,784,896
		42,660,667
Financial Services — 7.8%
Mr. Cooper Group, Inc.(b)	199,708	29,798,431
Visa, Inc., Class A	118,944	42,231,067
		72,029,498
Health Care Equipment & Supplies — 3.2%
Boston Scientific Corp.(b)	273,417	29,367,720
Health Care Providers & Services — 7.6%
Cardinal Health, Inc.	226,565	38,062,920
Cencora, Inc.	13,174	3,950,224
Elevance Health, Inc.	46,475	18,076,916
Humana, Inc.	42,154	10,305,810
		70,395,870
Interactive Media & Services — 9.2%
Alphabet, Inc., Class A	114,492	20,176,925
Meta Platforms, Inc., Class A(a)	88,239	65,128,324
		85,305,249
Leisure Products — 2.7%
Hasbro, Inc.	337,863	24,941,047
Oil, Gas & Consumable Fuels — 2.9%
Hess Corp.	159,411	22,084,800
Suncor Energy, Inc.	122,967	4,605,114
		26,689,914
Security	Shares	Value
Pharmaceuticals — 1.4%
Eli Lilly & Co.	16,262	$ 12,676,717
Professional Services — 2.7%
SS&C Technologies Holdings, Inc.	307,342	25,447,918
Semiconductors & Semiconductor Equipment — 15.3%
Advanced Micro Devices, Inc.(b)	120,369	17,080,361
Broadcom, Inc.	163,416	45,045,620
Micron Technology, Inc.	186,023	22,927,335
NVIDIA Corp.(a)	359,671	56,824,421
		141,877,737
Software — 11.5%
AppLovin Corp., Class A(b)	59,014	20,659,621
Microsoft Corp.(a)(c)	172,455	85,780,842
		106,440,463
Technology Hardware, Storage & Peripherals — 2.0%
Apple, Inc.	22,571	4,630,892
Western Digital Corp.	215,252	13,773,975
		18,404,867
Total Long-Term Investments — 102.6% (Cost: $626,430,005)		950,115,443
Short-Term Securities
Money Market Funds — 0.6%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.20%(d)(e)	5,646,470	5,646,470
Total Short-Term Securities — 0.6% (Cost: $5,646,470)		5,646,470
Total Investments Before Options Written — 103.2% (Cost: $632,076,475)		955,761,913
Options Written — (2.9)% (Premiums Received: $(16,830,615))		(26,761,464)
Total Investments, Net of Options Written — 100.3% (Cost: $615,245,860)		929,000,449
Liabilities in Excess of Other Assets — (0.3)%		(2,331,262)
Net Assets — 100.0%		$ 926,669,187

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	Affiliate of the Trust.
(e)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Enhanced Large Cap Core Fund, Inc. (CII)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/25	Shares Held at 06/30/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$ 435,128	$ —	$ (434,864)(b)	$ (305)	$ 41	$ —	—	$ 559 (c)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	6,320,794	—	(674,324)(b)	—	—	5,646,470	5,646,470	272,879	—
				$ (305)	$ 41	$ 5,646,470		$ 273,438	$ —

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Boston Scientific Corp.	368	07/03/25	USD	105.00	USD	3,953	$ (76,360)
Alphabet, Inc., Class A	164	07/11/25	USD	175.00	USD	2,890	(66,420)
Amazon.com, Inc.	390	07/11/25	USD	221.01	USD	8,556	(137,356)
Applovin Corp., Class A	104	07/11/25	USD	390.00	USD	3,641	(45,760)
Broadcom, Inc.	5	07/11/25	USD	265.00	USD	138	(6,750)
Humana, Inc.	120	07/11/25	USD	245.00	USD	2,934	(71,400)
Micron Technology, Inc.	353	07/11/25	USD	106.00	USD	4,351	(638,047)
Microsoft Corp.	134	07/11/25	USD	470.00	USD	6,665	(384,580)
NVIDIA Corp.	497	07/11/25	USD	152.50	USD	7,852	(357,840)
NVIDIA Corp.	348	07/11/25	USD	149.04	USD	5,498	(352,507)
Spotify Technology SA	72	07/11/25	USD	700.00	USD	5,525	(501,660)
Visa, Inc., Class A	320	07/11/25	USD	365.00	USD	11,362	(33,920)
Western Digital Corp.	461	07/11/25	USD	53.00	USD	2,950	(490,965)
Advanced Micro Devices, Inc.	350	07/18/25	USD	130.00	USD	4,967	(464,625)
Air Products & Chemicals, Inc.	284	07/18/25	USD	281.41	USD	8,011	(141,191)
Alphabet, Inc., Class A	315	07/18/25	USD	180.00	USD	5,551	(89,303)
Amazon.com, Inc.	331	07/18/25	USD	210.00	USD	7,262	(390,580)
Amazon.com, Inc.	224	07/18/25	USD	220.00	USD	4,914	(117,040)
Applovin Corp., Class A	85	07/18/25	USD	380.00	USD	2,976	(79,050)
Broadcom, Inc.	223	07/18/25	USD	250.00	USD	6,147	(614,922)
Cencora, Inc.	36	07/18/25	USD	290.00	USD	1,079	(44,820)
Ciena Corp.	1,580	07/18/25	USD	82.50	USD	12,850	(331,800)
Eli Lilly & Co.	35	07/18/25	USD	860.00	USD	2,728	(8,085)
Hasbro, Inc.	747	07/18/25	USD	72.50	USD	5,514	(192,353)
Hasbro, Inc.	364	07/18/25	USD	75.00	USD	2,687	(40,040)
Hess Corp.	221	07/18/25	USD	140.00	USD	3,062	(76,798)
Howmet Aerospace, Inc.	430	07/18/25	USD	160.00	USD	8,004	(1,139,500)
Intercontinental Exchange, Inc.	536	07/18/25	USD	180.00	USD	9,834	(281,400)
Johnson Controls International PLC	856	07/18/25	USD	100.00	USD	9,041	(552,120)
Meta Platforms, Inc., Class A	217	07/18/25	USD	725.00	USD	16,017	(560,945)
Microsoft Corp.	262	07/18/25	USD	460.00	USD	13,032	(1,027,695)
Mr. Cooper Group Inc.	608	07/18/25	USD	120.00	USD	9,072	(1,799,680)
NVIDIA Corp.	165	07/18/25	USD	135.00	USD	2,607	(390,637)
NVIDIA Corp.	100	07/18/25	USD	130.00	USD	1,580	(285,500)
NVIDIA Corp.	107	07/18/25	USD	150.00	USD	1,690	(108,873)
S&P Global, Inc.	117	07/18/25	USD	520.00	USD	6,169	(165,555)
SS&C Technologies Holdings, Inc.	783	07/18/25	USD	80.00	USD	6,483	(264,262)
TKO Group Holdings, Inc., Class A	208	07/18/25	USD	165.00	USD	3,785	(380,640)
Wells Fargo & Co.	989	07/18/25	USD	75.00	USD	7,924	(583,510)
Western Digital Corp.	161	07/18/25	USD	55.00	USD	1,030	(149,730)

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Enhanced Large Cap Core Fund, Inc. (CII)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Alphabet, Inc., Class A	150	07/25/25	USD	185.00	USD	2,643	$ (45,375)
Amazon.com, Inc.	473	07/25/25	USD	220.00	USD	10,377	(296,807)
Applovin Corp., Class A	135	07/25/25	USD	415.00	USD	4,726	(74,925)
Boston Scientific Corp.	515	07/25/25	USD	106.00	USD	5,532	(195,700)
Broadcom, Inc.	529	07/25/25	USD	260.00	USD	14,582	(1,092,385)
Cardinal Health, Inc.	135	07/25/25	USD	170.00	USD	2,268	(31,388)
Eli Lilly & Co.	1	07/25/25	USD	860.00	USD	78	(371)
Hess Corp.	666	07/25/25	USD	145.00	USD	9,227	(159,840)
Howmet Aerospace, Inc.	260	07/25/25	USD	182.50	USD	4,839	(219,700)
Meta Platforms, Inc., Class A	124	07/25/25	USD	725.00	USD	9,152	(374,170)
Microsoft Corp.	290	07/25/25	USD	495.00	USD	14,425	(319,725)
NVIDIA Corp.	165	07/25/25	USD	147.00	USD	2,607	(221,100)
NVIDIA Corp.	108	07/25/25	USD	150.00	USD	1,706	(119,610)
Spotify Technology SA	115	07/25/25	USD	765.00	USD	8,824	(369,437)
Suncor Energy, Inc.	169	07/25/25	USD	42.00	USD	633	(37,180)
Visa, Inc., Class A	75	07/25/25	USD	355.00	USD	2,663	(61,875)
Wells Fargo & Co.	47	07/25/25	USD	76.00	USD	377	(24,910)
Advanced Micro Devices, Inc.	219	08/01/25	USD	130.00	USD	3,108	(325,762)
Amazon.com, Inc.	162	08/01/25	USD	225.00	USD	3,554	(117,045)
Apple, Inc.	41	08/01/25	USD	210.00	USD	841	(22,140)
Boston Scientific Corp.	368	08/01/25	USD	105.00	USD	3,953	(191,360)
Broadcom, Inc.	310	08/01/25	USD	260.00	USD	8,545	(690,525)
Cardinal Health, Inc.	163	08/01/25	USD	162.50	USD	2,738	(125,510)
Eli Lilly & Co.	53	08/01/25	USD	810.00	USD	4,132	(109,975)
Micron Technology, Inc.	350	08/01/25	USD	130.00	USD	4,314	(110,250)
NVIDIA Corp.	216	08/01/25	USD	160.00	USD	3,413	(130,680)
Suncor Energy, Inc.	169	08/01/25	USD	42.00	USD	633	(38,025)
Wells Fargo & Co.	33	08/01/25	USD	77.00	USD	264	(16,088)
Western Digital Corp.	100	08/01/25	USD	60.00	USD	640	(59,250)
Cardinal Health, Inc.	474	08/08/25	USD	167.50	USD	7,963	(246,480)
Meta Platforms, Inc., Class A	144	08/08/25	USD	745.00	USD	10,628	(495,360)
S&P Global, Inc.	109	08/08/25	USD	530.00	USD	5,747	(166,225)
Advanced Micro Devices, Inc.	94	08/15/25	USD	140.00	USD	1,334	(101,285)
Air Products & Chemicals, Inc.	272	08/15/25	USD	290.00	USD	7,672	(189,040)
Amazon.com, Inc.	162	08/15/25	USD	225.00	USD	3,554	(136,890)
Apple, Inc.	40	08/15/25	USD	210.00	USD	821	(26,900)
Cardinal Health, Inc.	474	08/15/25	USD	170.00	USD	7,963	(232,260)
Cencora, Inc.	36	08/15/25	USD	300.00	USD	1,079	(38,700)
Ciena Corp.	731	08/15/25	USD	75.00	USD	5,945	(621,350)
Hasbro, Inc.	747	08/15/25	USD	72.50	USD	5,514	(407,115)
Howmet Aerospace, Inc.	296	08/15/25	USD	180.00	USD	5,509	(415,880)
Intercontinental Exchange, Inc.	440	08/15/25	USD	179.86	USD	8,073	(321,896)
Johnson Controls International PLC	851	08/15/25	USD	105.00	USD	8,988	(446,775)
Micron Technology, Inc.	320	08/15/25	USD	120.00	USD	3,944	(289,600)
Microsoft Corp.	262	08/15/25	USD	495.00	USD	13,032	(501,075)
Mr. Cooper Group Inc.	490	08/15/25	USD	145.00	USD	7,311	(651,700)
NVIDIA Corp.	272	08/15/25	USD	150.00	USD	4,297	(369,240)
S&P Global, Inc.	104	08/15/25	USD	530.00	USD	5,484	(168,480)
Spotify Technology SA	19	08/15/25	USD	720.00	USD	1,458	(162,355)
SS&C Technologies Holdings, Inc.	909	08/15/25	USD	80.00	USD	7,527	(463,590)
Suncor Energy, Inc.	338	08/15/25	USD	39.00	USD	1,266	(27,040)
TKO Group Holdings, Inc., Class A	208	08/15/25	USD	175.00	USD	3,785	(287,040)
Visa, Inc., Class A	259	08/15/25	USD	355.00	USD	9,196	(322,455)
Wells Fargo & Co.	989	08/15/25	USD	80.00	USD	7,924	(318,952)
Western Digital Corp.	461	09/19/25	USD	65.00	USD	2,950	(205,145)
							$ (26,638,155)
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Enhanced Large Cap Core Fund, Inc. (CII)

OTC Options Written
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Intercontinental Exchange, Inc.	Bank of America N.A.	6,600	07/07/25	USD	170.50	USD	1,211	$ (86,703)
Boston Scientific Corp.	Citibank N.A.	25,200	07/09/25	USD	107.87	USD	2,707	(36,606)
								$ (123,309)
Balances Reported in the Statements of Assets and Liabilities for Options Written
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (16,830,615)	$ 1,805,309	$ (11,736,158)	$ (26,761,464)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 26,761,464	$ —	$ —	$ —	$ 26,761,464
For the period ended June 30, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$ —	$ —	$ (11,793,743)	$ —	$ —	$ —	$ (11,793,743)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ (13,083,917)	$ —	$ —	$ —	$ (13,083,917)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts written	$17,802,133
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 26,761,464
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	26,761,464
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(26,638,155)
Total derivative assets and liabilities subject to an MNA	$ —	$ 123,309

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Enhanced Large Cap Core Fund, Inc. (CII)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Bank of America N.A.	$ 86,703	$ —	$ (86,703)	$ —	$ —
Citibank N.A.	36,606	—	—	—	36,606
	$ 123,309	$ —	$ (86,703)	$ —	$ 36,606

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$ 950,115,443	$ —	$ —	$ 950,115,443
Short-Term Securities
Money Market Funds	5,646,470	—	—	5,646,470
	$955,761,913	$—	$—	$955,761,913
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$ (25,685,205)	$ (1,076,259)	$ —	$ (26,761,464)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.
Schedule of Investments

Schedule of Investments (unaudited)
June 30, 2025
BlackRock Health Sciences Term Trust (BMEZ)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Biotechnology — 31.1%
4D Molecular Therapeutics, Inc.(a)	63,685	$ 236,271
Abbisko Cayman Ltd.(a)	6,051,250	7,894,538
AbbVie, Inc.	65,256	12,112,819
Abcuro, Inc.(a)(b)	241,900	1,325,612
Akeso, Inc.(a)(c)	548,000	6,448,915
Alkermes PLC(a)	162,816	4,658,166
Allogene Therapeutics, Inc.(a)(d)	425,415	480,719
Alnylam Pharmaceuticals, Inc.(a)(e)	144,211	47,025,765
Annexon, Inc.(a)	144,084	345,802
Arcellx, Inc.(a)	26,392	1,737,910
Arcus Biosciences, Inc.(a)	99,007	805,917
Arrowhead Pharmaceuticals, Inc.(a)	51,323	810,903
Ascendis Pharma A/S, ADR(a)	28,048	4,841,085
Autolus Therapeutics PLC, ADR(a)(d)	463,993	1,057,904
Avidity Biosciences, Inc.(a)	36,258	1,029,727
Beam Therapeutics, Inc.(a)	95,917	1,631,548
Bicycle Therapeutics PLC, ADR(a)	53,067	368,816
Biohaven Ltd.(a)	88,609	1,250,273
BioMarin Pharmaceutical, Inc.(a)	84,744	4,658,378
BioNTech SE, ADR(a)(d)	18,918	2,014,199
Black Diamond Therapeutics, Inc.(a)(d)	504,978	1,252,345
Blueprint Medicines Corp.(a)	36,582	4,689,081
Bridgebio Pharma, Inc.(a)	102,653	4,432,557
CG oncology, Inc.(a)	25,078	652,028
Denali Therapeutics, Inc.(a)	169,834	2,375,978
Disc Medicine, Inc.(a)	28,021	1,483,992
Dyne Therapeutics, Inc.(a)	116,674	1,110,736
Exact Sciences Corp.(a)	263,762	14,016,313
Exelixis, Inc.(a)	227,940	10,046,455
Genmab A/S(a)	50,248	10,434,920
Halozyme Therapeutics, Inc.(a)	58,978	3,068,036
Immatics NV(a)(d)	162,650	875,057
Immunocore Holdings PLC, Series C, ADR(a)	321,900	10,101,222
Incyte Corp.(a)	66,510	4,529,331
Insmed, Inc.(a)	180,581	18,173,672
Ionis Pharmaceuticals, Inc.(a)	59,102	2,335,120
Kiniksa Pharmaceuticals International PLC(a)	84,235	2,330,782
Kymera Therapeutics, Inc.(a)	15,237	664,943
Legend Biotech Corp., ADR(a)	42,405	1,504,953
Merus NV(a)	21,187	1,114,436
Moderna, Inc.(a)	14,490	399,779
Monte Rosa Therapeutics, Inc.(a)	155,206	699,979
MoonLake Immunotherapeutics(a)	44,860	2,117,392
Natera, Inc.(a)	67,562	11,413,924
Neurocrine Biosciences, Inc.(a)	91,508	11,501,641
Neurogene, Inc.(a)(d)	82,832	1,238,338
Nuvalent, Inc., Class A(a)	134,486	10,261,282
OnKure Therapeutics, Inc.(a)	463,586	1,107,971
ORIC Pharmaceuticals, Inc.(a)	138,524	1,406,019
Protagonist Therapeutics, Inc.(a)	92,637	5,120,047
PTC Therapeutics, Inc.(a)	136,766	6,679,651
REGENXBIO, Inc.(a)	64,920	532,993
Renagade Therapeutics, Series A-2(a)(b)	3,584,906	8,173,586
Revolution Medicines, Inc.(a)	24,290	893,629
Rhythm Pharmaceuticals, Inc.(a)(e)	185,663	11,732,045
Roivant Sciences Ltd.(a)	524,238	5,908,162
Sagimet Biosciences, Inc., Series A(a)	237,980	1,813,408
Scholar Rock Holding Corp.(a)	42,838	1,517,322
Spyre Therapeutics, Inc.(a)	18,248	273,173
Stoke Therapeutics, Inc.(a)	309,103	3,508,319
Security	Shares	Value
Biotechnology (continued)
Summit Therapeutics, Inc.(a)(d)	28,660	$ 609,885
TScan Therapeutics, Inc.(a)	609,800	884,210
Twist Bioscience Corp.(a)	80,595	2,965,090
Ultragenyx Pharmaceutical, Inc.(a)	26,815	974,993
United Therapeutics Corp.(a)	3,060	879,291
Vaxcyte, Inc.(a)	32,817	1,066,881
Vigil Neuroscience, Inc.(a)	131,344	1,044,185
Viking Therapeutics, Inc.(a)	24,596	651,794
Vir Biotechnology, Inc.(a)	44,171	222,622
Voyager Therapeutics, Inc.(a)	211,857	658,875
Xenon Pharmaceuticals, Inc.(a)	139,115	4,354,300
Zealand Pharma A/S(a)	29,510	1,654,983
		298,192,993
Capital Markets — 0.6%
Helix Acquisition Corp. II, Class A(a)	544,465	5,798,552
Health Care Equipment & Supplies — 20.5%
Abbott Laboratories	127,328	17,317,880
Alcon AG	70,623	6,234,598
Becton Dickinson & Co.	24,837	4,278,173
Boston Scientific Corp.(a)(e)(f)	140,160	15,054,586
Dexcom, Inc.(a)	308,482	26,927,394
Edwards Lifesciences Corp.(a)	216,810	16,956,710
EXO Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $13,225,003)(a)(b)(g)	22,576	8,127
Glaukos Corp.(a)	26,050	2,690,704
IDEXX Laboratories, Inc.(a)	36,740	19,705,132
Inspire Medical Systems, Inc.(a)	39,579	5,136,167
Insulet Corp.(a)	58,827	18,482,267
Intuitive Surgical, Inc.(a)	3,135	1,703,590
Lantheus Holdings, Inc.(a)	41,510	3,398,009
Medtronic PLC	165,394	14,417,395
Novocure Ltd.(a)	155,581	2,769,342
Nucleix Ltd., (Acquired 04/10/24, Cost: $1,300,000)(a)(b)(g)	1,300	935,480
Nyxoah SA(a)(d)	254,299	1,902,157
Orchestra BioMed Holdings, Inc.(a)	136,066	364,657
Penumbra, Inc.(a)	36,577	9,386,755
Sonova Holding AG, Registered Shares	57,600	17,177,783
Stryker Corp.	29,432	11,644,182
		196,491,088
Health Care Providers & Services — 10.4%
Cencora, Inc.	31,471	9,436,580
Chemed Corp.	6,754	3,288,725
CVS Health Corp.	59,711	4,118,865
Encompass Health Corp.	111,418	13,663,189
Guardant Health, Inc.(a)	215,976	11,239,391
Labcorp Holdings, Inc.	75,131	19,722,639
McKesson Corp.	13,076	9,581,831
Quest Diagnostics, Inc.	77,532	13,927,073
RadNet, Inc.(a)	38,559	2,194,393
Tenet Healthcare Corp.(a)	70,897	12,477,872
		99,650,558
Health Care Technology — 4.2%
Carbon Health Technologies, Inc., (Acquired 05/28/25, Cost: $18,326,000)(a)(b)(g)	2,759,320	27,593
M3, Inc.	462,800	6,357,345
Veeva Systems, Inc., Class A(a)(e)(f)	116,456	33,536,999
		39,921,937
Life Sciences Tools & Services — 14.5%
Agilent Technologies, Inc.	40,785	4,813,038

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Health Sciences Term Trust (BMEZ)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Life Sciences Tools & Services (continued)
Bio-Techne Corp.	119,215	$ 6,133,612
Bruker Corp.	175,045	7,211,854
Charles River Laboratories International, Inc.(a)	32,635	4,951,709
Gerresheimer AG	29,709	1,677,766
Lonza Group AG, Registered Shares	14,800	10,584,419
Mettler-Toledo International, Inc.(a)	19,264	22,629,806
QIAGEN NV	169,456	8,144,055
Rapid Micro Biosystems, Inc., Class A(a)(d)	333,064	1,149,071
Repligen Corp.(a)	119,498	14,863,161
Waters Corp.(a)(e)(f)	60,021	20,949,730
West Pharmaceutical Services, Inc.(e)	94,164	20,603,083
Wuxi Biologics Cayman, Inc.(a)(c)	4,546,000	14,937,717
		138,649,021
Pharmaceuticals — 5.2%
Arvinas, Inc.(a)	147,562	1,086,056
Axsome Therapeutics, Inc.(a)(d)	42,781	4,465,909
Daiichi Sankyo Co. Ltd.	121,700	2,819,556
Edgewise Therapeutics, Inc.(a)	109,871	1,440,409
Galderma Group AG	126,839	18,436,769
Johnson & Johnson	30,775	4,700,881
Nuvation Bio, Inc., Class A(a)	191,533	373,489
Roche Holding AG	10,284	3,356,900
Teva Pharmaceutical Industries Ltd., ADR(a)	446,565	7,484,430
UCB SA	25,950	5,105,864
WaVe Life Sciences Ltd.(a)	151,116	982,254
		50,252,517
Total Common Stocks — 86.5% (Cost: $775,451,707)		828,956,666

	Benefical Interest (000)
Other Interests
Biotechnology(b)(g)(h) — 0.4%
Affinivax, Inc., (Acquired 08/18/22, Cost: $ —)	$183	1,769,364
Amunix Pharmaceuticals, Inc., (Acquired 02/08/22, Cost: $ —)	5,657	1,753,691
Total Other Interests — 0.4% (Cost: $ — )		3,523,055

	Shares
Preferred Securities
Preferred Stocks — 13.3%
Biotechnology(a)(b) — 6.5%
ABCURO, Series B	1,092,954	5,880,093
Adarx Pharamaceuticals, Inc., Series C, (Acquired 08/02/23, Cost: $7,160,001)(g)	860,577	9,776,155
Bright Peak Therapeutics, Inc., Series B, (Acquired 05/14/21, Cost: $8,000,004)(g)	3,191,830	2,936,484
Cellarity, Inc., Series B, (Acquired 01/15/21, Cost: $14,584,998)(g)	2,430,833	5,177,674
Genesis Therapeutics, Inc., Series B, (Acquired 08/10/23, Cost: $6,999,996)(g)	1,370,506	7,482,963
Goldfinch Bio, Inc., Series B, (Acquired 06/26/20, Cost: $4,543,847)(g)	3,850,718	1,078,201
Security	Shares	Value
Biotechnology (continued)
Kartos Therapeutics, Inc.(g)
Series C, (Acquired 08/22/23, Cost: $7,539,875)	1,333,783	$ 7,562,550
Series D, (Acquired 02/19/25, Cost: $2,074,436)	366,962	2,080,675
Laronde, Inc., Series B, (Acquired 07/28/21, Cost: $13,498,156)(g)	482,077	11,020,280
Mirvie, Inc., Series B, (Acquired 10/15/21, Cost: $6,250,000)(g)	2,793,833	4,917,146
NiKang Therapeutics, Inc., Series C, (Acquired 05/20/21, Cost: $7,999,996)(g)	1,394,189	4,210,451
		62,122,672
Health Care Equipment & Supplies(a)(b)(g) — 0.2%
EXO Imaging, Inc., (Acquired 07/24/24, Cost: $640,450)	1,053,928	779,907
Nucleix Ltd., Series AA, (Acquired 03/25/21, Cost: $6,929,998)	2,379,480	1,451,483
Swift Health Systems, Inc., Series D, (Acquired 08/27/21, Cost: $6,441,930)	2,078	4,634
		2,236,024
Health Care Providers & Services(b)(g) — 2.5%
Everly Well, Inc., Series D, (Acquired 11/25/20, Cost: $9,999,986)(a)	382,775	5,362,678
Numab Therapeutics AG, Series C, (Acquired 05/07/21, Cost: $9,204,219)	1,139,305	8,428,660
Quanta Dialysis Technologies Ltd., Series D, (Acquired 06/18/21, Cost: $14,071,890)(a)	115,766,240	9,852,203
		23,643,541
Life Sciences Tools & Services — 0.8%
Sartorius AG	31,307	7,973,827
Pharmaceuticals(a)(b)(g) — 0.9%
Insitro, Inc.
Series B, (Acquired 05/21/20, Cost: $5,000,000)	802,478	6,764,890
Series C, (Acquired 03/10/21, Cost: $3,600,018)	196,818	1,659,176
		8,424,066
Semiconductors & Semiconductor Equipment — 2.4%
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $14,999,996)(a)(b)(g)	571,947	23,301,121
		127,701,251
Total Preferred Securities — 13.3% (Cost: $163,860,471)		127,701,251
Rights
Biotechnology(b) — 0.0%
Korro Bio, Inc., CVR	231,775	2
Mirati Therapeutics, Inc. CVR(d)	180,175	135,131
		135,133
Health Care Equipment & Supplies — 0.1%
Abiomed, Inc., CVR(b)	98,636	217,986
Total Rights — 0.1% (Cost: $226,731)		353,119
Warrants
Health Care Providers & Services — 0.0%
CareMax, Inc., (Issued/Exercisable 09/15/20, 1 Share for 1 Warrant, Expires 08/06/26, Strike Price USD 11.50)(a)(b)	63,808	—
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Health Sciences Term Trust (BMEZ)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Pharmaceuticals — 0.0%
Nuvation Bio, Inc., (Issued/Exercisable 08/17/20, 1 Share for 1 Warrant, Expires 07/07/27, Strike Price USD 11.50)(a)	68,880	$ 18,591
Total Warrants — 0.0% (Cost: $227,725)		18,591
Total Long-Term Investments — 100.3% (Cost: $939,766,634)		960,552,682
Short-Term Securities
Money Market Funds — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.47%(i)(j)(k)	2,640,195	2,641,251
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.20%(i)(j)	11,774,970	11,774,970
Total Short-Term Securities — 1.5% (Cost: $14,416,220)		14,416,221
Total Investments Before Options Written — 101.8% (Cost: $954,182,854)		974,968,903
Options Written — (1.3)% (Premiums Received: $(9,308,544))		(12,526,383)
Total Investments, Net of Options Written — 100.5% (Cost: $944,874,310)		962,442,520
Liabilities in Excess of Other Assets — (0.5)%		(4,425,136)
Net Assets — 100.0%		$ 958,017,384

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of this security is on loan.
(e)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(g)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $118,341,586, representing 12.4% of its net assets as of period end, and an original cost of $182,390,799.

(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(i)	Affiliate of the Trust.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/25	Shares Held at 06/30/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ 10,228,113	$ —	$ (7,587,277)(a)	$ (364)	$ 779	$ 2,641,251	2,640,195	$ 29,460 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	51,121,570	—	(39,346,600)(a)	—	—	11,774,970	11,774,970	1,627,665	—
				$ (364)	$ 779	$ 14,416,221		$ 1,657,125	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Abbott Laboratories	113	07/03/25	USD	135.00	USD	1,537	$ (30,171)
Boston Scientific Corp.	99	07/03/25	USD	105.00	USD	1,063	(20,542)
Boston Scientific Corp.	264	07/11/25	USD	106.00	USD	2,836	(66,000)
CVS Health Corp.	16	07/11/25	USD	64.00	USD	110	(8,400)

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Health Sciences Term Trust (BMEZ)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Dexcom, Inc.	417	07/11/25	USD	87.00	USD	3,640	$ (89,655)
Johnson & Johnson	117	07/11/25	USD	160.00	USD	1,787	(644)
Alcon, Inc.	134	07/18/25	USD	87.50	USD	1,183	(30,150)
Alkermes PLC	393	07/18/25	USD	34.00	USD	1,124	(86,460)
Alnylam Pharmaceuticals, Inc.	225	07/18/25	USD	310.00	USD	7,337	(457,875)
Arrowhead Pharmaceuticals, Inc.	97	07/18/25	USD	17.00	USD	153	(6,790)
Arvinas, Inc.	320	07/18/25	USD	7.50	USD	236	(11,200)
Ascendis Pharma A/S, ADR	107	07/18/25	USD	170.00	USD	1,847	(83,995)
Axsome Therapeutics, Inc.	81	07/18/25	USD	105.00	USD	846	(22,275)
Beam Therapeutics, Inc.	182	07/18/25	USD	20.39	USD	310	(2,405)
Becton Dickinson & Co.	94	07/18/25	USD	180.00	USD	1,619	(10,340)
Biohaven Ltd.	335	07/18/25	USD	25.00	USD	473	(3,350)
BioMarin Pharmaceutical, Inc.	560	07/18/25	USD	65.00	USD	3,078	(8,400)
BioNTech SE, ADR	35	07/18/25	USD	110.00	USD	373	(5,338)
Bridgebio Pharma, Inc.	388	07/18/25	USD	37.50	USD	1,675	(228,920)
Charles River Laboratories International, Inc.	62	07/18/25	USD	155.00	USD	941	(19,530)
Chemed Corp.	25	07/18/25	USD	560.00	USD	1,217	(12,000)
Denali Therapeutics, Inc.	481	07/18/25	USD	17.50	USD	673	(16,835)
Dexcom, Inc.	418	07/18/25	USD	90.00	USD	3,649	(57,475)
Disc Medicine, Inc.	53	07/18/25	USD	55.00	USD	281	(12,853)
Edwards Lifesciences Corp.	350	07/18/25	USD	77.50	USD	2,737	(76,125)
Exact Sciences Corp.	478	07/18/25	USD	60.00	USD	2,540	(17,925)
Exelixis, Inc.	550	07/18/25	USD	43.00	USD	2,424	(104,500)
Guardant Health, Inc.	595	07/18/25	USD	45.00	USD	3,096	(458,150)
Halozyme Therapeutics, Inc.	224	07/18/25	USD	55.00	USD	1,165	(10,080)
IDEXX Laboratories, Inc.	69	07/18/25	USD	550.00	USD	3,701	(28,980)
IDEXX Laboratories, Inc.	69	07/18/25	USD	560.00	USD	3,701	(25,357)
Incyte Corp.	126	07/18/25	USD	70.00	USD	858	(36,540)
Insmed, Inc.	607	07/18/25	USD	77.50	USD	6,109	(1,423,415)
Insulet Corp.	67	07/18/25	USD	320.00	USD	2,105	(30,820)
Insulet Corp.	156	07/18/25	USD	310.00	USD	4,901	(129,480)
Ionis Pharmaceuticals, Inc.	224	07/18/25	USD	35.00	USD	885	(112,000)
Medtronic PLC	207	07/18/25	USD	87.50	USD	1,804	(30,636)
Merus NV	80	07/18/25	USD	45.00	USD	421	(66,400)
Mettler-Toledo International, Inc.	37	07/18/25	USD	1,250.00	USD	4,346	(19,148)
Natera, Inc.	128	07/18/25	USD	165.00	USD	2,162	(104,320)
Neurocrine Biosciences, Inc.	270	07/18/25	USD	125.00	USD	3,394	(98,550)
Novocure Ltd.	295	07/18/25	USD	21.00	USD	525	(6,638)
Novocure Ltd.	295	07/18/25	USD	19.00	USD	525	(11,800)
Nuvalent, Inc., Class A	505	07/18/25	USD	80.00	USD	3,853	(102,262)
Penumbra, Inc.	138	07/18/25	USD	300.00	USD	3,541	(35,190)
Protagonist Therapeutics, Inc.	176	07/18/25	USD	50.00	USD	973	(116,160)
Protagonist Therapeutics, Inc.	176	07/18/25	USD	55.00	USD	973	(56,320)
PTC Therapeutics, Inc.	452	07/18/25	USD	50.00	USD	2,208	(74,580)
QIAGEN NV	322	07/18/25	USD	45.00	USD	1,548	(105,455)
Repligen Corp.	260	07/18/25	USD	135.00	USD	3,234	(78,000)
REVOLUTION Medicines, Inc.	46	07/18/25	USD	44.00	USD	169	(575)
Rhythm Pharmaceuticals, Inc.	428	07/18/25	USD	65.00	USD	2,705	(179,760)
Scholar Rock Holding Corp.	162	07/18/25	USD	35.00	USD	574	(34,425)
Stryker Corp.	55	07/18/25	USD	390.00	USD	2,176	(57,750)
Twist Bioscience Corp.	306	07/18/25	USD	40.00	USD	1,126	(29,070)
Ultragenyx Pharmaceutical, Inc.	133	07/18/25	USD	41.20	USD	484	(41,163)
Veeva Systems, Inc., Class A	365	07/18/25	USD	260.00	USD	10,511	(1,058,500)
Veeva Systems, Inc., Class A	77	07/18/25	USD	290.00	USD	2,217	(38,885)
Viking Therapeutics, Inc.	93	07/18/25	USD	35.00	USD	246	(4,046)
Waters Corp.	155	07/18/25	USD	370.00	USD	5,410	(37,975)
Wave Life Sciences Ltd.	127	07/18/25	USD	7.24	USD	83	(14,737)
West Pharmaceutical Services, Inc.	237	07/18/25	USD	220.00	USD	5,186	(126,795)
AbbVie, Inc.	12	07/25/25	USD	195.00	USD	223	(1,140)
Boston Scientific Corp.	37	07/25/25	USD	106.00	USD	397	(14,060)
CVS Health Corp.	97	07/25/25	USD	69.00	USD	669	(16,151)
Intuitive Surgical, Inc.	11	07/25/25	USD	565.00	USD	598	(15,125)
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Health Sciences Term Trust (BMEZ)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Medtronic PLC	384	07/25/25	USD	88.00	USD	3,347	$ (67,008)
Teva Pharmaceutical Industries Ltd.	549	07/25/25	USD	19.00	USD	920	(6,588)
Abbott Laboratories	113	08/01/25	USD	135.00	USD	1,537	(44,635)
Dexcom, Inc.	337	08/01/25	USD	94.00	USD	2,942	(69,927)
McKesson Corp.	49	08/01/25	USD	730.00	USD	3,591	(100,205)
Encompass Health Corp.	211	08/04/25	USD	122.29	USD	2,587	(90,097)
CVS Health Corp.	97	08/08/25	USD	69.00	USD	669	(25,947)
Abbott Laboratories	257	08/15/25	USD	135.00	USD	3,495	(130,427)
AbbVie, Inc.	235	08/15/25	USD	195.00	USD	4,362	(66,975)
Alcon, Inc.	134	08/15/25	USD	87.50	USD	1,183	(45,560)
Alkermes PLC	225	08/15/25	USD	33.00	USD	644	(47,812)
Alnylam Pharmaceuticals, Inc.	323	08/15/25	USD	330.00	USD	10,533	(607,240)
Arcellx, Inc.	101	08/15/25	USD	65.00	USD	665	(56,560)
Arrowhead Pharmaceuticals, Inc.	97	08/15/25	USD	16.81	USD	153	(10,087)
Arvinas, Inc.	240	08/15/25	USD	10.00	USD	177	(4,800)
Axsome Therapeutics, Inc.	81	08/15/25	USD	105.47	USD	846	(53,534)
Beam Therapeutics, Inc.	182	08/15/25	USD	20.00	USD	310	(12,740)
BioNTech SE, ADR	35	08/15/25	USD	115.00	USD	373	(10,150)
Bio-Techne Corp.	453	08/15/25	USD	55.00	USD	2,331	(130,237)
Boston Scientific Corp.	132	08/15/25	USD	110.00	USD	1,418	(38,280)
Cencora, Inc.	120	08/15/25	USD	300.00	USD	3,598	(129,000)
Charles River Laboratories International, Inc.	62	08/15/25	USD	160.00	USD	941	(47,430)
CVS Health Corp.	16	08/15/25	USD	70.00	USD	110	(4,296)
Denali Therapeutics, Inc.	164	08/15/25	USD	15.00	USD	229	(21,730)
Disc Medicine, Inc.	53	08/15/25	USD	55.00	USD	281	(21,730)
Edwards Lifesciences Corp.	473	08/15/25	USD	77.50	USD	3,699	(170,280)
Encompass Health Corp.	212	08/15/25	USD	125.00	USD	2,600	(77,380)
Exact Sciences Corp.	524	08/15/25	USD	52.50	USD	2,785	(254,140)
Exelixis, Inc.	316	08/15/25	USD	45.00	USD	1,393	(64,780)
Glaukos Corp.	98	08/15/25	USD	110.00	USD	1,012	(64,190)
Guardant Health, Inc.	225	08/15/25	USD	55.00	USD	1,171	(92,250)
Incyte Corp.	126	08/15/25	USD	70.00	USD	858	(33,390)
Insmed, Inc.	79	08/15/25	USD	105.00	USD	795	(46,215)
Inspire Medical Systems, Inc.	150	08/15/25	USD	145.00	USD	1,947	(82,500)
Kymera Therapeutics, Inc.	57	08/15/25	USD	50.00	USD	249	(12,113)
Labcorp Holdings, Inc.	62	08/15/25	USD	270.00	USD	1,628	(35,340)
Medtronic PLC	37	08/15/25	USD	87.50	USD	323	(8,825)
Mettler-Toledo International, Inc.	37	08/15/25	USD	1,220.00	USD	4,346	(151,700)
MoonLake Immunotherapeutics, Class A	92	08/15/25	USD	45.00	USD	434	(40,480)
Natera, Inc.	128	08/15/25	USD	175.00	USD	2,162	(116,480)
Neurocrine Biosciences, Inc.	77	08/15/25	USD	130.00	USD	968	(39,655)
PTC Therapeutics, Inc.	67	08/15/25	USD	55.00	USD	327	(10,385)
Quest Diagnostics, Inc.	424	08/15/25	USD	185.00	USD	7,616	(156,880)
Repligen Corp.	194	08/15/25	USD	130.00	USD	2,413	(123,190)
REVOLUTION Medicines, Inc.	46	08/15/25	USD	43.00	USD	169	(4,370)
Rhythm Pharmaceuticals, Inc.	277	08/15/25	USD	65.00	USD	1,750	(188,360)
Stryker Corp.	55	08/15/25	USD	390.00	USD	2,176	(92,125)
Summit Therapeutics, Inc.	108	08/15/25	USD	26.00	USD	230	(11,070)
Tenet Healthcare Corp.	210	08/15/25	USD	160.00	USD	3,696	(424,200)
Waters Corp.	73	08/15/25	USD	360.00	USD	2,548	(98,915)
Wave Life Sciences Ltd.	447	08/15/25	USD	7.08	USD	291	(21,524)
West Pharmaceutical Services, Inc.	120	08/15/25	USD	230.00	USD	2,626	(117,000)
Xenon Pharmaceuticals, Inc.	526	08/15/25	USD	32.50	USD	1,646	(134,130)
							$ (10,835,453)
OTC Options Written
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Akeso, Inc.	JPMorgan Chase Bank N.A.	73,000	07/02/25	HKD	89.14	HKD	6,744	$ (39,942)

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Health Sciences Term Trust (BMEZ)

OTC Options Written (continued)
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Abbisko Cayman Ltd.	JPMorgan Chase Bank N.A.	250,000	07/08/25	HKD	8.83	HKD	2,560	$ (46,750)
QIAGEN NV	Barclays Bank PLC	32,100	07/09/25	USD	44.14	USD	1,543	(124,567)
Akeso, Inc.	JPMorgan Chase Bank N.A.	74,000	07/10/25	HKD	94.39	HKD	6,836	(42,622)
Sartorius AG	Morgan Stanley & Co. International PLC	12,000	07/10/25	EUR	243.91	EUR	2,595	(1,821)
Zealand Pharma A/S	Bank of America N.A.	12,500	07/10/25	DKK	444.99	DKK	4,440	(850)
Abbisko Cayman Ltd.	JPMorgan Chase Bank N.A.	785,000	07/15/25	HKD	9.42	HKD	8,039	(111,927)
Abbisko Cayman Ltd.	UBS AG	500,000	07/15/25	HKD	8.99	HKD	5,121	(91,164)
Galderma Group AG	Goldman Sachs International	27,200	07/15/25	CHF	111.19	CHF	3,137	(170,516)
Wuxi Biologics Cayman, Inc.	UBS AG	500,000	07/15/25	HKD	24.58	HKD	12,897	(106,832)
Quest Diagnostics, Inc.	Citibank N.A.	7,300	07/16/25	USD	177.40	USD	7	(27,691)
Akeso, Inc.	Morgan Stanley & Co. International PLC	61,000	07/17/25	HKD	90.56	HKD	5,635	(61,466)
Genmab A/S, ADR	BNP Paribas SA	14,700	07/17/25	DKK	1,452.10	DKK	19,335	(9,774)
Wuxi Biologics Cayman, Inc.	JPMorgan Chase Bank N.A.	500,000	07/17/25	HKD	27.80	HKD	12,897	(30,191)
Abbisko Cayman Ltd.	JPMorgan Chase Bank N.A.	250,000	07/22/25	HKD	10.26	HKD	2,560	(24,854)
Galderma Group AG	Goldman Sachs International	20,900	07/22/25	CHF	115.70	CHF	2,410	(70,749)
UCB SA	Goldman Sachs International	9,800	07/22/25	EUR	170.15	EUR	1,637	(53,768)
Abbisko Cayman Ltd.	JPMorgan Chase Bank N.A.	14,000	07/23/25	HKD	10.75	HKD	143	(1,065)
Labcorp Holdings, Inc.	Morgan Stanley & Co. International PLC	22,300	07/23/25	USD	251.71	USD	22	(295,806)
Abbisko Cayman Ltd.	UBS AG	250,000	07/30/25	HKD	10.35	HKD	2,560	(27,844)
Daiichi Sankyo Co. Ltd.	UBS AG	23,100	07/30/25	JPY	4,235.83	JPY	77,069	(1,532)
Lonza Group AG, Registered Shares	UBS AG	5,700	07/30/25	CHF	572.97	CHF	3,234	(75,774)
Sonova Holding AG, Registered Shares	Barclays Bank PLC	3,700	07/30/25	CHF	251.20	CHF	876	(4,921)
Sonova Holding AG, Registered Shares	UBS AG	14,500	07/30/25	CHF	253.64	CHF	3,431	(15,547)
Daiichi Sankyo Co. Ltd.	UBS AG	23,100	08/05/25	JPY	4,235.83	JPY	77,069	(1,817)
Wuxi Biologics Cayman, Inc.	Citibank N.A.	727,000	08/06/25	HKD	26.39	HKD	18,752	(133,835)
Abbisko Cayman Ltd.	JPMorgan Chase Bank N.A.	250,000	08/12/25	HKD	11.01	HKD	2,560	(25,520)
M3, Inc.	BNP Paribas SA	175,800	08/12/25	JPY	2,093.86	JPY	347,759	(75,860)
Roche Holding AG	Bank of America N.A.	4,000	08/12/25	CHF	269.34	CHF	1,036	(15,925)
								$ (1,690,930)
Balances Reported in the Statements of Assets and Liabilities for Options Written
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (9,308,544)	$ 1,731,563	$ (4,949,402)	$ (12,526,383)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 12,526,383	$ —	$ —	$ —	$ 12,526,383
For the period ended June 30, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$ —	$ —	$ (3,866)	$ —	$ —	$ —	$ (3,866)
Options written	—	—	15,292,220	—	—	—	15,292,220
	$ —	$ —	$ 15,288,354	$ —	$ —	$ —	$ 15,288,354
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Health Sciences Term Trust (BMEZ)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ (8,668,458)	$ —	$ —	$ —	$ (8,668,458)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts purchased	$— (a)
Average value of option contracts written	10,684,451

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 12,526,383
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	12,526,383
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(10,835,453)
Total derivative assets and liabilities subject to an MNA	$ —	$ 1,690,930
The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Bank of America N.A.	$ 16,775	$ —	$ (5,371)	$ —	$ 11,404
Barclays Bank PLC	129,488	—	—	—	129,488
BNP Paribas SA	85,634	—	—	—	85,634
Citibank N.A.	161,526	—	(42,333)	—	119,193
Goldman Sachs International	295,033	—	(295,033)	—	—
JPMorgan Chase Bank N.A.	322,871	—	(322,871)	—	—
Morgan Stanley & Co. International PLC	359,093	—	(359,093)	—	—
UBS AG	320,510	—	—	—	320,510
	$ 1,690,930	$ —	$ (1,024,701)	$ —	$ 666,229

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Health Sciences Term Trust (BMEZ)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$ 262,260,439	$ 26,433,356	$ 9,499,198	$ 298,192,993
Capital Markets	5,798,552	—	—	5,798,552
Health Care Equipment & Supplies	178,369,698	17,177,783	943,607	196,491,088
Health Care Providers & Services	99,650,558	—	—	99,650,558
Health Care Technology	33,536,999	6,357,345	27,593	39,921,937
Life Sciences Tools & Services	111,449,119	27,199,902	—	138,649,021
Pharmaceuticals	20,533,428	29,719,089	—	50,252,517
Other Interests	—	—	3,523,055	3,523,055
Preferred Securities
Preferred Stocks	—	7,973,827	119,727,424	127,701,251
Rights	—	—	353,119	353,119
Warrants	18,591	—	—	18,591
Short-Term Securities
Money Market Funds	14,416,221	—	—	14,416,221
	$726,033,605	$114,861,302	$134,073,996	$974,968,903
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$ (10,601,906)	$ (1,924,477)	$ —	$ (12,526,383)

(a)	Derivative financial instruments are options written. Options written are shown at value.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Common Stocks	Corporate Bonds	Other Interests	Preferred Stocks	Rights	Warrants	Total
Assets
Opening balance, as of December 31, 2024	$ 9,980,354	$ 2,185,644	$ 3,207,232	$ 118,719,968	$ 346,386	$ 217,359	$ 134,656,943
Transfers into Level 3	—	—	—	—	—	289	289
Transfers out of Level 3	—	—	—	—	—	—	—
Accrued discounts/premiums	—	—	—	—	—	—	—
Net realized gain (loss)	—	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	(32,521,720)	(319,194)	315,823	27,183,791	6,733	(217,648)	(5,552,215)
Purchases	33,011,764	—	—	4,148,665	—	—	37,160,429
Sales	—	(1,866,450)	—	(30,325,000)	—	—	(32,191,450)
Closing balance, as of June 30, 2025	$ 10,470,398	$ —	$ 3,523,055	$ 119,727,424	$ 353,119	$ —	$ 134,073,996
Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2025(b)	$ (32,521,720)	$ —	$ 315,823	$ (1,412,662)	$ 6,733	$ (289)	$ (33,612,115)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2025 is generally due to investments no longer held or categorized as Level 3 at period end.

Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Health Sciences Term Trust (BMEZ)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the Valuation Committee to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Preferred Stocks	$119,727,424	Market	Revenue Multiple	3.11x - 8.86x	6.07x
			Volatility	60%-90%	76%
			Time to Exit	1.0 -4.0 years	3.0 years
			Market Adjustment Multiple	0.50x -1.50x	0.99x

Common Stocks	10,470,398	Market	Revenue Multiple	0.94x - 3.11x	1.43x
			Volatility	60% -90%	79%
			Time to Exit	1.0 - 3.0 years	2.7 years
			Market Adjustment Multiple	0.60x - 1.05x	0.99x

Other Interests	3,523,055	Income	Discount Rate	5% -5%	5%

Rights	353,119	Income	Discount Rate	5% -5%	5%

	$134,073,996

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
See notes to financial statements.

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)
June 30, 2025
BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Biotechnology — 23.6%
4D Molecular Therapeutics, Inc.(a)	11,778	$ 43,696
AbbVie, Inc.(b)	132,996	24,686,718
Alkermes PLC(a)	12,700	363,347
Allogene Therapeutics, Inc.(a)(c)	108,101	122,154
Alnylam Pharmaceuticals, Inc.(a)	38,276	12,481,421
Amgen, Inc.(b)	59,717	16,673,584
Arcellx, Inc.(a)	16,531	1,088,566
Argenx SE, ADR(a)	6,773	3,733,413
Ascendis Pharma A/S, ADR(a)	9,904	1,709,431
Autolus Therapeutics PLC, ADR(a)	64,258	146,508
Beam Therapeutics, Inc.(a)	14,977	254,759
Biohaven Ltd.(a)	18,429	260,033
BioMarin Pharmaceutical, Inc.(a)	21,076	1,158,548
BioNTech SE, ADR(a)(c)	3,788	403,308
Blueprint Medicines Corp.(a)	15,552	1,993,455
Bridgebio Pharma, Inc.(a)	18,507	799,132
CG oncology, Inc.(a)	5,223	135,798
Denali Therapeutics, Inc.(a)	20,283	283,759
Disc Medicine, Inc.(a)	7,717	408,692
Dyne Therapeutics, Inc.(a)	24,506	233,297
Exact Sciences Corp.(a)	49,509	2,630,908
Exelixis, Inc.(a)	27,330	1,204,570
Gilead Sciences, Inc.	89,782	9,954,130
Incyte Corp.(a)	12,838	874,268
Insmed, Inc.(a)	52,511	5,284,707
Ionis Pharmaceuticals, Inc.(a)	15,357	606,755
Kymera Therapeutics, Inc.(a)	4,830	210,781
Legend Biotech Corp., ADR(a)	11,174	396,565
Merus NV(a)	18,404	968,051
Moderna, Inc.(a)	32,542	897,834
MoonLake Immunotherapeutics(a)	10,035	473,652
Natera, Inc.(a)	12,117	2,047,046
Neurocrine Biosciences, Inc.(a)	11,545	1,451,091
Nuvalent, Inc., Class A(a)	29,333	2,238,108
Protagonist Therapeutics, Inc.(a)	20,969	1,158,957
PTC Therapeutics, Inc.(a)	21,916	1,070,378
Regeneron Pharmaceuticals, Inc.	10,842	5,692,050
REGENXBIO, Inc.(a)	18,875	154,964
Rhythm Pharmaceuticals, Inc.(a)	55,078	3,480,379
Roivant Sciences Ltd.(a)	60,456	681,339
Scholar Rock Holding Corp.(a)	7,855	278,224
Stoke Therapeutics, Inc.(a)	73,875	838,481
Summit Therapeutics, Inc.(a)(c)	18,168	386,615
TScan Therapeutics, Inc.(a)	49,480	71,746
Vaxcyte, Inc.(a)	7,730	251,302
Vertex Pharmaceuticals, Inc.(a)	18,020	8,022,504
Viking Therapeutics, Inc.(a)	9,491	251,512
Vir Biotechnology, Inc.(a)	20,570	103,673
Voyager Therapeutics, Inc.(a)	32,205	100,158
Xenon Pharmaceuticals, Inc.(a)	26,398	826,257
Zealand Pharma A/S(a)	6,909	387,471
		119,974,095
Capital Markets — 0.2%
Helix Acquisition Corp. II, Class A(a)	61,530	655,295
Health Care Equipment & Supplies — 31.1%
Abbott Laboratories(b)	217,322	29,557,967
Alcon AG(c)	32,610	2,878,811
Becton Dickinson & Co.	38,538	6,638,171
Boston Scientific Corp.(a)(b)	294,384	31,619,785
Security	Shares	Value
Health Care Equipment & Supplies (continued)
Cooper Cos., Inc.(a)	27,416	$ 1,950,923
Dexcom, Inc.(a)	38,114	3,326,971
Edwards Lifesciences Corp.(a)	198,507	15,525,232
EXO Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $595,999)(a)(d)(e)	1,017	366
GE HealthCare Technologies, Inc.	21,440	1,588,061
Glaukos Corp.(a)	7,815	807,211
Hologic, Inc.(a)	12,498	814,370
IDEXX Laboratories, Inc.(a)	6,922	3,712,545
Inspire Medical Systems, Inc.(a)	4,705	610,568
Insulet Corp.(a)	5,334	1,675,836
Intuitive Surgical, Inc.(a)	30,454	16,549,008
Medtronic PLC	180,776	15,758,244
Novocure Ltd.(a)	51,195	911,271
Nucleix Ltd., (Acquired 04/10/24, Cost: $200,000)(a)(d)(e)	200	143,920
Nyxoah SA(a)	29,870	223,428
Orchestra BioMed Holdings, Inc.(a)	18,076	48,444
Penumbra, Inc.(a)	11,896	3,052,870
STERIS PLC	6,027	1,447,806
Stryker Corp.	48,820	19,314,657
		158,156,465
Health Care Providers & Services — 16.2%
Cencora, Inc.	26,637	7,987,104
Centene Corp.(a)	20,030	1,087,228
Cigna Group	17,768	5,873,745
CVS Health Corp.	74,290	5,124,524
Elevance Health, Inc.	21,193	8,243,229
Guardant Health, Inc.(a)	31,531	1,640,873
HCA Healthcare, Inc.	20,375	7,805,663
Humana, Inc.	11,695	2,859,194
Labcorp Holdings, Inc.	20,462	5,371,480
McKesson Corp.	11,805	8,650,468
Quest Diagnostics, Inc.	24,219	4,350,459
UnitedHealth Group, Inc.(b)	74,545	23,255,804
		82,249,771
Health Care Technology — 0.0%
Carbon Health Technologies, Inc., (Acquired 05/28/25, Cost: $972,000)(a)(d)(e)	146,332	1,463
Life Sciences Tools & Services — 7.6%
Agilent Technologies, Inc.	37,005	4,366,960
Bio-Rad Laboratories, Inc., Class A(a)	2,236	539,592
Bio-Techne Corp.	17,518	901,301
Bruker Corp.	31,339	1,291,167
Charles River Laboratories International, Inc.(a)	5,060	767,754
Danaher Corp.	44,278	8,746,676
Illumina, Inc.(a)	13,625	1,299,961
IQVIA Holdings, Inc.(a)	7,072	1,114,476
Mettler-Toledo International, Inc.(a)	1,235	1,450,779
Repligen Corp.(a)	12,836	1,596,542
Thermo Fisher Scientific, Inc.	21,348	8,655,760
Waters Corp.(a)	15,785	5,509,596
West Pharmaceutical Services, Inc.	10,207	2,233,292
		38,473,856
Pharmaceuticals — 20.0%
AstraZeneca PLC	25,902	3,604,759
Bristol-Myers Squibb Co.	172,080	7,965,583
Daiichi Sankyo Co. Ltd.	57,800	1,339,115
Edgewise Therapeutics, Inc.(a)	22,836	299,380
Eli Lilly & Co.(b)	58,854	45,878,459
Galderma Group AG	9,263	1,346,430
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Pharmaceuticals (continued)
Johnson & Johnson	137,003	$ 20,927,208
Merck & Co., Inc.(b)	32,077	2,539,215
Pfizer, Inc.	274,163	6,645,711
Teva Pharmaceutical Industries Ltd., ADR(a)	243,163	4,075,412
UCB SA	10,073	1,981,941
WaVe Life Sciences Ltd.(a)	24,727	160,726
Zoetis, Inc., Class A	31,654	4,936,441
		101,700,380
Total Common Stocks — 98.7% (Cost: $341,763,546)		501,211,325

	Benefical Interest (000)
Other Interests
Biotechnology — 0.0%
Affinivax, Inc., (Acquired 08/18/22, Cost: $ —)(d)(e)(f)	$6	61,157
Health Care Providers & Services — 0.0%
Afferent Pharmaceuticals, Inc., (Acquired 09/30/15, Cost: $ —)(d)(e)(f)	190	2
Total Other Interests — 0.0% (Cost: $ — )		61,159

	Shares
Preferred Securities
Preferred Stocks — 0.6%(a)(d)(e)
Biotechnology — 0.4%
Adarx Pharamaceuticals, Inc., Series C, (Acquired 08/02/23, Cost: $440,003)	52,885	600,774
Cellarity, Inc., Series B, (Acquired 01/15/21, Cost: $265,002)	44,167	94,076
Genesis Therapeutics, Inc., Series B, (Acquired 08/10/23, Cost: $292,001)	57,170	312,148
Goldfinch Bio, Inc., Series B, (Acquired 06/26/20, Cost: $224,200)	190,000	53,200
Kartos Therapeutics, Inc.
Series C, (Acquired 08/22/23, Cost: $485,124)	85,817	486,582
Series D, (Acquired 02/19/25, Cost: $133,467)	23,610	133,869
Laronde, Inc., Series B, (Acquired 07/28/21, Cost: $590,800)	21,100	482,346
		2,162,995
Health Care Equipment & Supplies — 0.1%
EXO Imaging, Inc., (Acquired 07/24/24, Cost: $28,863)	47,496	35,147
Nucleix Ltd., Series AA, (Acquired 03/25/21, Cost: $1,070,001)	367,395	224,111
Swift Health Systems, Inc., Series D, (Acquired 08/27/21, Cost: $286,998)	93	206
		259,464
Security	Shares	Value
Health Care Providers & Services — 0.1%
Quanta Dialysis Technologies Ltd., Series D, (Acquired 06/18/21, Cost: $515,759)	4,243,029	$ 361,100
Pharmaceuticals — 0.0%
Insitro, Inc., Series C, (Acquired 03/10/21, Cost: $560,000)	30,616	258,093
		3,041,652
Total Preferred Securities — 0.6% (Cost: $4,892,218)		3,041,652
Rights
Biotechnology(d) — 0.0%
Korro Bio, Inc., CVR	28,060	—
Mirati Therapeutics, Inc. CVR	15,747	11,810
		11,810
Health Care Equipment & Supplies — 0.0%
Abiomed, Inc., CVR(d)	14,359	31,733
Total Rights — 0.0% (Cost: $25,669)		43,543
Warrants
Health Care Providers & Services — 0.0%
CareMax, Inc., (Issued/Exercisable 09/15/20, 1 Share for 1 Warrant, Expires 08/06/26, Strike Price USD 11.50)(a)(d)	4,201	—
Pharmaceuticals — 0.0%
Nuvation Bio, Inc., (Issued/Exercisable 08/17/20, 1 Share for 1 Warrant, Expires 07/07/27, Strike Price USD 11.50)(a)	4,050	1,093
Total Warrants — 0.0% (Cost: $14,030)		1,093
Total Long-Term Investments — 99.3% (Cost: $346,695,463)		504,358,772

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Health Sciences Trust (BME)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Short-Term Securities
Money Market Funds — 4.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.47%(g)(h)(i)	1,408,663	$ 1,409,226
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.20%(g)(h)	21,098,844	21,098,844
Total Short-Term Securities — 4.4% (Cost: $22,508,070)		22,508,070
Options Purchased — 0.0% (Cost: $2,060)		2,525
Total Investments Before Options Written — 103.7% (Cost: $369,205,593)		526,869,367
Options Written — (0.8)% (Premiums Received: $(4,582,810))		(4,276,183)
Total Investments, Net of Options Written — 102.9% (Cost: $364,622,783)		522,593,184
Liabilities in Excess of Other Assets — (2.9)%		(14,495,374)
Net Assets — 100.0%		$ 508,097,810

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $3,248,560, representing 0.6% of its net assets as of period end, and an original cost of $6,660,217.

(f)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.
(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/25	Shares Held at 06/30/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ 277,709	$ 1,131,899 (a)	$ —	$ (366)	$ (16)	$ 1,409,226	1,408,663	$ 2,753 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	26,275,044	—	(5,176,200)(a)	—	—	21,098,844	21,098,844	468,619	—
				$ (366)	$ (16)	$ 22,508,070		$ 471,372	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Abbott Laboratories	373	07/03/25	USD	135.00	USD	5,073	$ (99,591)
AbbVie, Inc.	279	07/11/25	USD	195.00	USD	5,179	(5,859)
Boston Scientific Corp.	281	07/11/25	USD	106.00	USD	3,018	(70,250)
CVS Health Corp.	38	07/11/25	USD	64.00	USD	262	(19,950)
Danaher Corp.	101	07/11/25	USD	205.00	USD	1,995	(13,382)
Dexcom, Inc.	50	07/11/25	USD	87.00	USD	436	(10,750)
Gilead Sciences, Inc.	264	07/11/25	USD	116.00	USD	2,927	(19,800)
Humana, Inc.	1	07/11/25	USD	245.00	USD	24	(595)
Johnson & Johnson	343	07/11/25	USD	160.00	USD	5,239	(1,887)
Pfizer, Inc.	800	07/11/25	USD	24.00	USD	1,939	(36,000)
Thermo Fisher Scientific, Inc.	33	07/11/25	USD	415.00	USD	1,338	(15,840)
Alcon, Inc.	61	07/18/25	USD	87.50	USD	539	(13,725)
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Alnylam Pharmaceuticals, Inc.	50	07/18/25	USD	310.00	USD	1,630	$ (101,750)
Ascendis Pharma A/S, ADR	33	07/18/25	USD	170.00	USD	570	(25,905)
Beam Therapeutics, Inc.	26	07/18/25	USD	20.39	USD	44	(344)
Becton Dickinson & Co.	142	07/18/25	USD	180.00	USD	2,446	(15,620)
Biohaven Ltd.	65	07/18/25	USD	25.00	USD	92	(650)
BioMarin Pharmaceutical, Inc.	80	07/18/25	USD	65.00	USD	440	(1,200)
BioNTech SE, ADR	7	07/18/25	USD	110.00	USD	75	(1,068)
Bridgebio Pharma, Inc.	62	07/18/25	USD	37.50	USD	268	(36,580)
Bristol-Myers Squibb Co.	332	07/18/25	USD	52.50	USD	1,537	(1,328)
Cencora, Inc.	34	07/18/25	USD	290.00	USD	1,019	(42,330)
Cooper Cos, Inc.	99	07/18/25	USD	74.93	USD	704	(6,668)
Danaher Corp.	60	07/18/25	USD	205.00	USD	1,185	(12,450)
Denali Therapeutics, Inc.	39	07/18/25	USD	17.50	USD	55	(1,365)
Dexcom, Inc.	50	07/18/25	USD	90.00	USD	436	(6,875)
Disc Medicine, Inc.	14	07/18/25	USD	55.00	USD	74	(3,395)
Edwards Lifesciences Corp.	346	07/18/25	USD	77.50	USD	2,706	(75,255)
Eli Lilly & Co.	63	07/18/25	USD	860.00	USD	4,911	(14,553)
Exact Sciences Corp.	48	07/18/25	USD	60.00	USD	255	(1,800)
Exelixis, Inc.	49	07/18/25	USD	43.00	USD	216	(9,310)
Guardant Health, Inc.	46	07/18/25	USD	45.00	USD	239	(35,420)
HCA Healthcare, Inc.	38	07/18/25	USD	395.00	USD	1,456	(14,440)
IDEXX Laboratories, Inc.	25	07/18/25	USD	510.00	USD	1,341	(74,875)
Incyte Corp.	22	07/18/25	USD	70.00	USD	150	(6,380)
Insmed, Inc.	100	07/18/25	USD	77.50	USD	1,006	(234,500)
Insulet Corp.	19	07/18/25	USD	320.00	USD	597	(8,740)
Ionis Pharmaceuticals, Inc.	56	07/18/25	USD	35.00	USD	221	(28,000)
Medtronic PLC	154	07/18/25	USD	87.50	USD	1,342	(22,792)
Merus NV	66	07/18/25	USD	45.00	USD	347	(54,780)
Mettler-Toledo International, Inc.	2	07/18/25	USD	1,250.00	USD	235	(1,035)
Neurocrine Biosciences, Inc.	35	07/18/25	USD	125.00	USD	440	(12,775)
Novocure Ltd.	92	07/18/25	USD	21.00	USD	164	(2,070)
Novocure Ltd.	92	07/18/25	USD	19.00	USD	164	(3,680)
Nuvalent, Inc., Class A	105	07/18/25	USD	80.00	USD	801	(21,262)
Penumbra, Inc.	45	07/18/25	USD	300.00	USD	1,155	(11,475)
Protagonist Therapeutics, Inc.	37	07/18/25	USD	50.00	USD	204	(24,420)
Protagonist Therapeutics, Inc.	38	07/18/25	USD	55.00	USD	210	(12,160)
PTC Therapeutics, Inc.	38	07/18/25	USD	50.00	USD	186	(6,270)
Regeneron Pharmaceuticals, Inc.	20	07/18/25	USD	650.00	USD	1,050	(6,400)
Repligen Corp.	24	07/18/25	USD	135.00	USD	299	(7,200)
Rhythm Pharmaceuticals, Inc.	84	07/18/25	USD	65.00	USD	531	(35,280)
Scholar Rock Holding Corp.	29	07/18/25	USD	35.00	USD	103	(6,163)
STERIS PLC	3	07/18/25	USD	260.00	USD	72	(525)
Stryker Corp.	92	07/18/25	USD	390.00	USD	3,640	(96,600)
Thermo Fisher Scientific, Inc.	44	07/18/25	USD	430.00	USD	1,784	(12,320)
UnitedHealth Group, Inc.	272	07/18/25	USD	340.00	USD	8,486	(41,888)
Vertex Pharmaceuticals, Inc.	66	07/18/25	USD	460.00	USD	2,938	(35,970)
Viking Therapeutics, Inc.	34	07/18/25	USD	35.00	USD	90	(1,479)
Waters Corp.	27	07/18/25	USD	370.00	USD	942	(6,615)
Wave Life Sciences Ltd.	36	07/18/25	USD	7.24	USD	23	(4,178)
West Pharmaceutical Services, Inc.	18	07/18/25	USD	220.00	USD	394	(9,630)
Zoetis, Inc., Class A	44	07/18/25	USD	175.00	USD	686	(1,980)
AbbVie, Inc.	248	07/25/25	USD	195.00	USD	4,603	(23,560)
Amgen, Inc.	119	07/25/25	USD	295.00	USD	3,323	(13,804)
Boston Scientific Corp.	394	07/25/25	USD	106.00	USD	4,232	(149,720)
Cigna Group	44	07/25/25	USD	330.00	USD	1,455	(34,540)
CVS Health Corp.	101	07/25/25	USD	69.00	USD	697	(16,816)
Eli Lilly & Co.	63	07/25/25	USD	860.00	USD	4,911	(23,341)
GE HealthCare Technologies, Inc.	38	07/25/25	USD	73.00	USD	281	(12,350)
Gilead Sciences, Inc.	60	07/25/25	USD	110.00	USD	665	(23,400)
Intuitive Surgical, Inc.	109	07/25/25	USD	565.00	USD	5,923	(149,875)
Johnson & Johnson	157	07/25/25	USD	160.00	USD	2,398	(8,321)
Medtronic PLC	224	07/25/25	USD	88.00	USD	1,953	(39,088)

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Merck & Co., Inc.	180	07/25/25	USD	83.00	USD	1,425	$ (15,120)
Regeneron Pharmaceuticals, Inc.	21	07/25/25	USD	550.00	USD	1,103	(20,895)
Teva Pharmaceutical Industries Ltd.	864	07/25/25	USD	19.00	USD	1,448	(10,368)
Abbott Laboratories	192	08/01/25	USD	135.00	USD	2,611	(75,840)
Boston Scientific Corp.	22	08/01/25	USD	105.00	USD	236	(11,440)
Dexcom, Inc.	42	08/01/25	USD	94.00	USD	367	(8,715)
Eli Lilly & Co.	102	08/01/25	USD	810.00	USD	7,951	(211,650)
GE HealthCare Technologies, Inc.	38	08/01/25	USD	76.00	USD	281	(9,120)
McKesson Corp.	42	08/01/25	USD	730.00	USD	3,078	(85,890)
Medtronic PLC	69	08/01/25	USD	86.00	USD	601	(20,389)
Pfizer, Inc.	105	08/01/25	USD	25.00	USD	255	(2,153)
Amgen, Inc.	99	08/08/25	USD	285.00	USD	2,764	(82,417)
Bristol-Myers Squibb Co.	321	08/08/25	USD	49.00	USD	1,486	(21,186)
Cigna Group	19	08/08/25	USD	335.00	USD	628	(22,515)
CVS Health Corp.	101	08/08/25	USD	69.00	USD	697	(27,017)
Medtronic PLC	68	08/08/25	USD	86.00	USD	593	(17,850)
Abbott Laboratories	220	08/15/25	USD	135.00	USD	2,992	(111,650)
AbbVie, Inc.	67	08/15/25	USD	195.00	USD	1,244	(19,095)
Alcon, Inc.	61	08/15/25	USD	87.50	USD	539	(20,740)
Alkermes PLC	48	08/15/25	USD	33.00	USD	137	(10,200)
Alnylam Pharmaceuticals, Inc.	95	08/15/25	USD	330.00	USD	3,098	(178,600)
Arcellx, Inc.	59	08/15/25	USD	65.00	USD	389	(33,040)
Argenx SE, ADR	31	08/15/25	USD	590.00	USD	1,709	(45,105)
Beam Therapeutics, Inc.	26	08/15/25	USD	20.00	USD	44	(1,820)
BioNTech SE, ADR	6	08/15/25	USD	115.00	USD	64	(1,740)
Bio-Techne Corp.	63	08/15/25	USD	55.00	USD	324	(18,112)
Boston Scientific Corp.	281	08/15/25	USD	110.00	USD	3,018	(81,490)
Cencora, Inc.	62	08/15/25	USD	300.00	USD	1,859	(66,650)
CVS Health Corp.	38	08/15/25	USD	70.00	USD	262	(10,203)
Denali Therapeutics, Inc.	38	08/15/25	USD	15.00	USD	53	(5,035)
Disc Medicine, Inc.	14	08/15/25	USD	55.00	USD	74	(5,740)
Edwards Lifesciences Corp.	385	08/15/25	USD	77.50	USD	3,011	(138,600)
Exact Sciences Corp.	132	08/15/25	USD	52.50	USD	701	(64,020)
Exelixis, Inc.	49	08/15/25	USD	45.00	USD	216	(10,045)
Glaukos Corp.	32	08/15/25	USD	110.00	USD	331	(20,960)
Guardant Health, Inc.	71	08/15/25	USD	55.00	USD	369	(29,110)
HCA Healthcare, Inc.	37	08/15/25	USD	400.00	USD	1,417	(38,665)
Incyte Corp.	22	08/15/25	USD	70.00	USD	150	(5,830)
Insmed, Inc.	86	08/15/25	USD	105.00	USD	866	(50,310)
Inspire Medical Systems, Inc.	17	08/15/25	USD	145.00	USD	221	(9,350)
IQVIA Holdings, Inc.	25	08/15/25	USD	160.00	USD	394	(21,750)
Kymera Therapeutics, Inc.	17	08/15/25	USD	50.00	USD	74	(3,613)
Labcorp Holdings, Inc.	62	08/15/25	USD	270.00	USD	1,628	(35,340)
Medtronic PLC	154	08/15/25	USD	87.50	USD	1,342	(36,729)
Mettler-Toledo International, Inc.	2	08/15/25	USD	1,220.00	USD	235	(8,200)
MoonLake Immunotherapeutics, Class A	18	08/15/25	USD	45.00	USD	85	(7,920)
Natera, Inc.	43	08/15/25	USD	175.00	USD	726	(39,130)
Neurocrine Biosciences, Inc.	6	08/15/25	USD	130.00	USD	75	(3,090)
Pfizer, Inc.	105	08/15/25	USD	25.00	USD	255	(4,148)
PTC Therapeutics, Inc.	37	08/15/25	USD	55.00	USD	181	(5,735)
Quest Diagnostics, Inc.	58	08/15/25	USD	185.00	USD	1,042	(21,460)
Repligen Corp.	24	08/15/25	USD	130.00	USD	299	(15,240)
Rhythm Pharmaceuticals, Inc.	103	08/15/25	USD	65.00	USD	651	(70,040)
STERIS PLC	18	08/15/25	USD	250.00	USD	432	(8,280)
Stryker Corp.	92	08/15/25	USD	390.00	USD	3,640	(154,100)
Summit Therapeutics, Inc.	65	08/15/25	USD	26.00	USD	138	(6,663)
Waters Corp.	31	08/15/25	USD	360.00	USD	1,082	(42,005)
Wave Life Sciences Ltd.	55	08/15/25	USD	7.08	USD	36	(2,648)
West Pharmaceutical Services, Inc.	20	08/15/25	USD	230.00	USD	438	(19,500)
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Xenon Pharmaceuticals, Inc.	94	08/15/25	USD	32.50	USD	294	$ (23,970)
Zoetis, Inc., Class A	76	08/15/25	USD	165.00	USD	1,185	(20,520)
							$ (4,170,948)
OTC Options Written
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Boston Scientific Corp.	Citibank N.A.	14,000	07/09/25	USD	107.86	USD	1,504	$ (20,337)
Zealand Pharma A/S	Bank of America N.A.	2,400	07/10/25	DKK	444.99	DKK	853	(163)
Galderma Group AG	Goldman Sachs International	2,200	07/15/25	CHF	111.19	CHF	254	(13,792)
Quest Diagnostics, Inc.	Citibank N.A.	2,900	07/16/25	USD	177.40	USD	521	(11,001)
Galderma Group AG	Goldman Sachs International	1,200	07/22/25	CHF	115.70	CHF	138	(4,062)
UCB SA	Bank of America N.A.	3,700	07/22/25	EUR	175.30	EUR	618	(12,504)
AstraZeneca PLC	Barclays Bank PLC	6,200	07/23/25	GBP	113.61	GBP	629	(469)
Labcorp Holdings, Inc.	Morgan Stanley & Co. International PLC	1,300	07/23/25	USD	251.71	USD	341	(17,244)
AstraZeneca PLC	BNP Paribas SA	3,300	08/05/25	GBP	105.70	GBP	335	(6,482)
Daiichi Sankyo Co. Ltd.	BNP Paribas SA	21,900	08/06/25	JPY	3,463.95	JPY	73,065	(19,181)
								$ (105,235)
Balances Reported in the Statements of Assets and Liabilities for Options Written
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (4,582,810)	$ 1,358,466	$ (1,051,839)	$ (4,276,183)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Options purchased Investments at value — unaffiliated	$ —	$ —	$ 2,525	$ —	$ —	$ —	$ 2,525
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 4,276,183	$ —	$ —	$ —	$ 4,276,183
For the period ended June 30, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased(a)	$ —	$ —	$ (243)	$ —	$ —	$ —	$ (243)
Options written	—	—	3,732,625	—	—	—	3,732,625
	$ —	$ —	$ 3,732,382	$ —	$ —	$ —	$ 3,732,382

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Health Sciences Trust (BME)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Options purchased(b)	$ —	$ —	$ 465	$ —	$ —	$ —	$ 465
Options written	—	—	(2,217,202)	—	—	—	(2,217,202)
	$ —	$ —	$ (2,216,737)	$ —	$ —	$ —	$ (2,216,737)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts purchased	$1,263
Average value of option contracts written	3,966,180
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Options	$ 2,525	$ 4,276,183
Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,525	4,276,183
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,525)	(4,170,948)
Total derivative assets and liabilities subject to an MNA	$ —	$ 105,235
The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Bank of America N.A.	$ 12,667	$ —	$ —	$ —	$ 12,667
Barclays Bank PLC	469	—	—	—	469
BNP Paribas SA	25,663	—	—	—	25,663
Citibank N.A.	31,338	—	—	—	31,338
Goldman Sachs International	17,854	—	—	—	17,854
Morgan Stanley & Co. International PLC	17,244	—	—	—	17,244
	$ 105,235	$ —	$ —	$ —	$ 105,235

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Health Sciences Trust (BME)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$ 119,586,624	$ 387,471	$ —	$ 119,974,095
Capital Markets	655,295	—	—	655,295
Health Care Equipment & Supplies	158,012,179	—	144,286	158,156,465
Health Care Providers & Services	82,249,771	—	—	82,249,771
Health Care Technology	—	—	1,463	1,463
Life Sciences Tools & Services	38,473,856	—	—	38,473,856
Pharmaceuticals	93,428,135	8,272,245	—	101,700,380
Other Interests	—	—	61,159	61,159
Preferred Securities
Preferred Stocks	—	—	3,041,652	3,041,652
Rights	—	—	43,543	43,543
Warrants	1,093	—	—	1,093
Short-Term Securities
Money Market Funds	22,508,070	—	—	22,508,070
Options Purchased
Equity Contracts	2,525	—	—	2,525
	$514,917,548	$8,659,716	$3,292,103	$526,869,367
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$ (4,157,110)	$ (119,073)	$ —	$ (4,276,183)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)
June 30, 2025
BlackRock Resources & Commodities Strategy Trust (BCX)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Chemicals — 16.3%
CF Industries Holdings, Inc.	6,850	$ 630,200
Corteva, Inc.(a)	569,327	42,431,941
Mosaic Co.	726,993	26,520,705
Nutrien Ltd.	998,594	58,158,115
		127,740,961
Construction Materials — 2.7%
CRH PLC	133,648	12,268,886
Heidelberg Materials AG	37,030	8,720,444
		20,989,330
Containers & Packaging — 7.3%
Graphic Packaging Holding Co.	686,321	14,460,783
Packaging Corp. of America(b)	77,720	14,646,334
Smurfit WestRock PLC	645,971	27,873,649
		56,980,766
Energy Equipment & Services — 0.9%
TechnipFMC PLC	199,972	6,887,036
Food Products — 2.8%
Bunge Global SA	91,451	7,341,686
Darling Ingredients, Inc.(c)	188,532	7,152,904
Hofseth International, (Acquired 05/26/21, Cost: $10,198,056)(c)(d)(e)	18,993,283	7,235,967
		21,730,557
Metals & Mining — 37.4%
Anglo American PLC	1,208,936	35,636,872
ArcelorMittal SA, ADR, Registered Shares(f)	478,876	15,122,905
Barrick Mining Corp.	985,670	20,521,649
First Quantum Minerals Ltd.(c)	1,180,284	20,966,455
Freeport-McMoRan, Inc.	709,980	30,777,633
Glencore PLC	6,076,795	23,679,087
Kinross Gold Corp.	473,059	7,393,912
Newmont Corp.(a)	553,566	32,250,755
Norsk Hydro ASA	2,562,746	14,675,305
Polyus PJSC(c)(d)	1,047,320	13
Teck Resources Ltd., Class B(f)	373,623	15,086,897
Vale SA, ADR	2,860,254	27,773,066
Valterra Platinum Ltd.	109,152	4,794,479
Wheaton Precious Metals Corp.	488,221	43,842,246
		292,521,274
Oil, Gas & Consumable Fuels — 26.2%
Chevron Corp.(b)	180,959	25,911,519
EOG Resources, Inc.	135,893	16,254,162
EQT Corp.	144,835	8,446,777
Exxon Mobil Corp.(b)	476,925	51,412,515
Gazprom PJSC(c)(d)	5,430,000	694
Hess Corp.	103,473	14,335,149
Permian Resources Corp., Class A	379,198	5,164,677
Shell PLC, ADR(b)	838,292	59,024,140
Suncor Energy, Inc.	653,067	24,463,336
		205,012,969
Paper & Forest Products — 3.1%
Mondi PLC	645,124	10,541,649
Precious Woods Holding AG, Registered Shares(c)	20,000	127,292
UPM-Kymmene OYJ	496,004	13,544,886
		24,213,827
Total Common Stocks — 96.7% (Cost: $666,437,689)		756,076,720

Security	Par (000)	Value
Corporate Bonds
Metals & Mining — 1.0%
Allied Gold Corp., 8.75%, 09/07/28(c)(g)(h)	$7,200	$ 7,560,000
Total Corporate Bonds — 1.0% (Cost: $7,200,000)		7,560,000
Total Long-Term Investments — 97.7% (Cost: $673,637,689)		763,636,720

	Shares
Short-Term Securities
Money Market Funds — 3.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.47%(i)(j)(k)	5,994,113	5,996,511
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.20%(i)(j)	22,274,837	22,274,837
Total Short-Term Securities — 3.6% (Cost: $28,271,348)		28,271,348
Total Investments Before Options Written — 101.3% (Cost: $701,909,037)		791,908,068
Options Written — (0.8)% (Premiums Received: $(6,518,042))		(6,383,331)
Total Investments, Net of Options Written — 100.5% (Cost: $695,390,995)		785,524,737
Liabilities in Excess of Other Assets — (0.5)%		(3,778,577)
Net Assets — 100.0%		$ 781,746,160

(a)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $7,235,967, representing 0.9% of its net assets as of period end, and an original cost of $10,198,056.

(f)	All or a portion of this security is on loan.
(g)	Convertible security.
(h)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(i)	Affiliate of the Trust.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Resources & Commodities Strategy Trust (BCX)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/25	Shares Held at 06/30/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ 1,847,286	$ 4,151,559 (a)	$ —	$ (2,474)	$ 140	$ 5,996,511	5,994,113	$ 18,110 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	28,918,529	—	(6,643,692)(a)	—	—	22,274,837	22,274,837	466,512	—
				$ (2,474)	$ 140	$ 28,271,348		$ 484,622	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Shell PLC, ADR	406	07/03/25	USD	67.00	USD	2,859	$ (164,430)
Vale SA, ADR	1,001	07/09/25	USD	9.75	USD	972	(14,088)
Smurfit Westrock PLC	603	07/10/25	USD	48.00	USD	2,602	(20,296)
Chevron Corp.	270	07/11/25	USD	145.00	USD	3,866	(37,800)
EOG Resources, Inc.	86	07/11/25	USD	116.00	USD	1,029	(40,420)
Exxon Mobil Corp.	243	07/11/25	USD	105.00	USD	2,620	(85,050)
Exxon Mobil Corp.	104	07/11/25	USD	113.00	USD	1,121	(2,288)
First Quantum Minerals Ltd.	447	07/11/25	CAD	21.50	CAD	1,081	(89,942)
Hess Corp.	305	07/11/25	USD	140.00	USD	4,225	(44,988)
Mosaic Co.	1,118	07/11/25	USD	37.00	USD	4,078	(57,018)
Shell PLC, ADR	534	07/11/25	USD	70.00	USD	3,760	(62,745)
Suncor Energy, Inc.	387	07/11/25	CAD	51.00	CAD	1,974	(24,725)
Teck Resources Ltd., Class B	212	07/11/25	USD	39.00	USD	856	(40,810)
Vale SA, ADR	2,861	07/11/25	USD	10.31	USD	2,778	(9,281)
ArcelorMittal SA, ADR, Registered Shares	538	07/18/25	USD	32.00	USD	1,699	(36,315)
Barrick Mining Corp.	570	07/18/25	USD	20.00	USD	1,187	(60,990)
Chevron Corp.	260	07/18/25	USD	140.00	USD	3,723	(127,400)
Corteva, Inc.	1,082	07/18/25	USD	70.00	USD	8,064	(535,590)
CRH PLC	110	07/18/25	USD	97.50	USD	1,010	(5,225)
Darling Ingredients, Inc.	355	07/18/25	USD	35.00	USD	1,347	(122,475)
EOG Resources, Inc.	86	07/18/25	USD	120.00	USD	1,029	(20,425)
EQT Corp.	220	07/18/25	USD	60.00	USD	1,283	(21,670)
Exxon Mobil Corp.	243	07/18/25	USD	110.00	USD	2,620	(30,132)
First Quantum Minerals Ltd.	1,598	07/18/25	CAD	21.50	CAD	3,866	(333,271)
Freeport-McMoRan, Inc.	772	07/18/25	USD	43.00	USD	3,347	(119,660)
Nutrien Ltd.	960	07/18/25	USD	60.00	USD	5,591	(50,400)
Nutrien Ltd.	174	07/18/25	USD	62.50	USD	1,013	(2,610)
Packaging Corp. of America	143	07/18/25	USD	190.00	USD	2,695	(32,175)
Permian Resources Corp., Class A	756	07/18/25	USD	15.00	USD	1,030	(5,670)
Shell PLC, ADR	448	07/18/25	USD	67.50	USD	3,154	(152,320)
Smurfit Westrock PLC	603	07/18/25	USD	50.00	USD	2,602	(9,045)
TechnipFMC PLC	417	07/18/25	USD	34.00	USD	1,436	(51,082)
Teck Resources Ltd., Class B	400	07/18/25	USD	38.00	USD	1,615	(89,000)
Vale SA, ADR	2,296	07/18/25	USD	10.00	USD	2,229	(26,404)
ArcelorMittal SA, ADR, Registered Shares	130	07/25/25	USD	32.00	USD	411	(10,725)
Chevron Corp.	139	07/25/25	USD	145.00	USD	1,990	(36,974)
EOG Resources, Inc.	173	07/25/25	USD	132.00	USD	2,069	(13,840)
Exxon Mobil Corp.	341	07/25/25	USD	106.00	USD	3,676	(137,252)
Exxon Mobil Corp.	105	07/25/25	USD	114.00	USD	1,132	(5,828)

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Resources & Commodities Strategy Trust (BCX)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
First Quantum Minerals Ltd.	1,177	07/25/25	CAD	23.50	CAD	2,847	$ (124,463)
Freeport-McMoRan, Inc.	1,054	07/25/25	USD	46.00	USD	4,569	(74,834)
Hess Corp.	8	07/25/25	USD	145.00	USD	111	(1,920)
Nutrien Ltd.	750	07/25/25	USD	64.00	USD	4,368	(15,000)
Shell PLC, ADR	861	07/25/25	USD	73.00	USD	6,062	(40,898)
Suncor Energy, Inc.	970	07/25/25	CAD	53.00	CAD	4,948	(32,411)
Suncor Energy, Inc.	123	07/25/25	CAD	57.00	CAD	627	(903)
Teck Resources Ltd., Class B	186	07/25/25	USD	43.00	USD	751	(13,020)
Vale SA, ADR	2,722	07/25/25	USD	10.14	USD	2,643	(30,484)
ArcelorMittal SA, ADR, Registered Shares	565	08/01/25	USD	33.00	USD	1,784	(38,138)
Barrick Mining Corp.	1,620	08/01/25	USD	20.25	USD	3,373	(174,819)
CRH PLC	162	08/01/25	USD	95.00	USD	1,487	(29,970)
EQT Corp.	315	08/01/25	USD	60.00	USD	1,837	(62,842)
Exxon Mobil Corp.	209	08/01/25	USD	120.00	USD	2,253	(6,897)
First Quantum Minerals Ltd.	1,145	08/01/25	CAD	24.00	CAD	2,770	(118,137)
Freeport-McMoRan, Inc.	800	08/01/25	USD	43.00	USD	3,468	(173,200)
Mosaic Co.	747	08/01/25	USD	37.00	USD	2,725	(102,339)
Nutrien Ltd.	750	08/01/25	USD	64.00	USD	4,368	(18,750)
Suncor Energy, Inc.	123	08/01/25	CAD	57.00	CAD	627	(587)
Vale SA, ADR	2,611	08/01/25	USD	9.50	USD	2,535	(116,189)
Corteva, Inc.	1,030	08/05/25	USD	70.40	USD	7,677	(560,733)
ArcelorMittal SA, ADR, Registered Shares	538	08/15/25	USD	33.00	USD	1,699	(49,765)
Barrick Mining Corp.	1,450	08/15/25	USD	22.00	USD	3,019	(75,400)
CRH PLC	222	08/15/25	USD	97.50	USD	2,038	(41,070)
Darling Ingredients, Inc.	342	08/15/25	USD	41.28	USD	1,298	(46,249)
Exxon Mobil Corp.	519	08/15/25	USD	110.00	USD	5,595	(139,351)
Nutrien Ltd.	1,060	08/15/25	USD	60.00	USD	6,173	(172,250)
Packaging Corp. of America	143	08/15/25	USD	195.00	USD	2,695	(63,992)
Permian Resources Corp., Class A	647	08/15/25	USD	15.66	USD	881	(11,238)
Shell PLC, ADR	852	08/15/25	USD	75.00	USD	5,999	(42,600)
Smurfit Westrock PLC	858	08/15/25	USD	44.68	USD	3,702	(137,664)
Suncor Energy, Inc.	813	08/15/25	CAD	54.00	CAD	4,147	(37,911)
TechnipFMC PLC	322	08/15/25	USD	35.00	USD	1,109	(47,495)
Teck Resources Ltd., Class B	584	08/15/25	USD	39.00	USD	2,358	(186,880)
Vale SA, ADR	2,611	08/15/25	USD	10.00	USD	2,535	(62,664)
							$ (5,581,422)
OTC Options Written
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Anglo American PLC	UBS AG	177,687	07/02/25	GBP	22.09	GBP	3,816	$ (10,268)
Norsk Hydro ASA	Citibank N.A.	644,000	07/02/25	NOK	59.47	NOK	37,171	(964)
Mondi PLC	Goldman Sachs International	98,700	07/08/25	GBP	12.17	GBP	1,175	(5,762)
UPM-Kymmene OYJ	Bank of America N.A.	77,900	07/08/25	EUR	25.83	EUR	1,806	(81)
Anglo American PLC	Bank of America N.A.	238,309	07/10/25	GBP	21.76	GBP	5,118	(131,844)
Norsk Hydro ASA	Bank of America N.A.	497,614	07/10/25	NOK	59.32	NOK	28,722	(15,854)
Graphic Packaging Holding Co.	Morgan Stanley & Co. International PLC	178,000	07/11/25	USD	22.55	USD	3,750	(25,050)
UPM-Kymmene OYJ	Goldman Sachs International	75,000	07/15/25	EUR	26.04	EUR	1,739	(875)
Heidelberg Materials AG	Goldman Sachs International	8,200	07/24/25	EUR	180.54	EUR	1,639	(200,535)
Glencore PLC	UBS AG	470,000	07/29/25	GBP	3.01	GBP	1,334	(31,612)
Glencore PLC	Barclays Bank PLC	716,400	07/30/25	GBP	2.84	GBP	2,034	(110,039)
Mondi PLC	Bank of America N.A.	91,700	07/30/25	GBP	12.05	GBP	1,092	(28,112)
Norsk Hydro ASA	UBS AG	108,800	07/30/25	NOK	57.16	NOK	6,280	(21,601)
Glencore PLC	Barclays Bank PLC	592,000	08/05/25	GBP	3.03	GBP	1,681	(46,579)
Mondi PLC	BNP Paribas SA	56,500	08/05/25	GBP	12.05	GBP	673	(19,751)
UPM-Kymmene OYJ	Barclays Bank PLC	36,900	08/05/25	EUR	23.35	EUR	855	(25,081)
Heidelberg Materials AG	Bank of America N.A.	5,600	08/06/25	EUR	197.07	EUR	1,120	(61,312)
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Resources & Commodities Strategy Trust (BCX)

OTC Options Written (continued)
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Graphic Packaging Holding Co.	Morgan Stanley & Co. International PLC	76,000	08/11/25	USD	22.80	USD	1,601	$ (26,396)
Glencore PLC	UBS AG	470,000	08/12/25	GBP	3.04	GBP	1,334	(40,193)
								$ (801,909)
Balances Reported in the Statements of Assets and Liabilities for Options Written
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (6,518,042)	$ 2,198,853	$ (2,064,142)	$ (6,383,331)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 6,383,331	$ —	$ —	$ —	$ 6,383,331
For the period ended June 30, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$ —	$ —	$ 7,236,452	$ —	$ —	$ —	$ 7,236,452
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ (2,882,828)	$ —	$ —	$ —	$ (2,882,828)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts written	$6,203,827
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 6,383,331
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	6,383,331
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(5,581,422)
Total derivative assets and liabilities subject to an MNA	$ —	$ 801,909

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Resources & Commodities Strategy Trust (BCX)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Bank of America N.A.	$ 237,203	$ —	$ (237,203)	$ —	$ —
Barclays Bank PLC	181,699	—	—	—	181,699
BNP Paribas SA	19,751	—	—	—	19,751
Citibank N.A.	964	—	(964)	—	—
Goldman Sachs International	207,172	—	(207,172)	—	—
Morgan Stanley & Co. International PLC	51,446	—	(51,446)	—	—
UBS AG	103,674	—	—	—	103,674
	$ 801,909	$ —	$ (496,785)	$ —	$ 305,124

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Chemicals	$ 127,740,961	$ —	$ —	$ 127,740,961
Construction Materials	12,268,886	8,720,444	—	20,989,330
Containers & Packaging	56,980,766	—	—	56,980,766
Energy Equipment & Services	6,887,036	—	—	6,887,036
Food Products	14,494,590	—	7,235,967	21,730,557
Metals & Mining	218,529,997	73,991,264	13	292,521,274
Oil, Gas & Consumable Fuels	205,012,275	—	694	205,012,969
Paper & Forest Products	—	24,213,827	—	24,213,827
Corporate Bonds	—	7,560,000	—	7,560,000
Short-Term Securities
Money Market Funds	28,271,348	—	—	28,271,348
	$670,185,859	$114,485,535	$7,236,674	$791,908,068
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$ (4,576,570)	$ (1,806,761)	$ —	$ (6,383,331)

(a)	Derivative financial instruments are options written. Options written are shown at value.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Common Stocks
Assets
Opening balance, as of December 31, 2024	$ 8,643,354
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Resources & Commodities Strategy Trust (BCX)

Common Stocks
Net change in unrealized appreciation (depreciation)(a)(b)	$ (1,406,680)
Purchases	—
Sales	—
Closing balance, as of June 30, 2025	$ 7,236,674
Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2025(b)	$ (1,406,680)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2025 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

2025 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)
June 30, 2025
BlackRock Science and Technology Term Trust (BSTZ)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 0.4%
Archer Aviation, Inc., Class A(a)	640,749	$ 6,952,127
Automobiles — 1.0%
BYD Co. Ltd., Class H	238,000	3,705,665
Tesla, Inc.(a)	36,083	11,462,126
		15,167,791
Broadline Retail — 2.2%
MercadoLibre, Inc.(a)	12,705	33,206,168
Capital Markets — 0.7%
Cboe Global Markets, Inc.	45,364	10,579,338
Communications Equipment — 2.2%
Accton Technology Corp.	453,000	11,322,170
Lumentum Holdings, Inc.(a)	238,530	22,674,662
		33,996,832
Consumer Finance(a) — 3.2%
Klarna Group PLC, (Acquired 08/07/19, Cost: $23,354,996)(b)(c)	1,042,068	42,255,857
SoFi Technologies, Inc.	357,518	6,510,403
		48,766,260
Diversified Consumer Services — 0.0%
Think & Learn Private Ltd., Class J-B, (Acquired 09/30/20, Cost: $7,113,729)(a)(b)(c)	4,651	—
Diversified Telecommunication Services — 0.6%
AST SpaceMobile, Inc., Class A(a)(d)	203,902	9,528,341
Electrical Equipment — 0.5%
Doosan Enerbility Co. Ltd.(a)	149,766	7,587,607
Electronic Equipment, Instruments & Components(a) — 3.6%
Celestica, Inc.	168,675	26,331,854
Fabrinet(d)	97,399	28,701,538
		55,033,392
Entertainment — 7.9%
Konami Group Corp.	50,200	7,936,704
Krafton, Inc.(a)(d)	20,513	5,507,521
Nintendo Co. Ltd.	123,100	11,821,266
ROBLOX Corp., Class A(a)	92,630	9,744,676
Spotify Technology SA(a)	59,976	46,021,984
Take-Two Interactive Software, Inc.(a)	104,305	25,330,469
Tencent Music Entertainment Group, ADR	721,503	14,062,093
		120,424,713
Financial Services — 1.2%
Adyen NV(a)(e)	10,054	18,464,543
Health Care Technology — 0.5%
M3, Inc.	555,100	7,625,243
Independent Power and Renewable Electricity Producers — 0.6%
Talen Energy Corp.(a)	34,432	10,011,793
Industrial Conglomerates — 1.5%
Hitachi Ltd.	813,600	23,646,739
IT Services(a) — 4.9%
Automattic, Inc., (Acquired 02/03/21, Cost: $34,000,000)(b)(c)	400,000	11,096,000
Cloudflare, Inc., Class A	106,295	20,815,750
Deep Instinct Ltd.(b)	197,437	11,846
Security	Shares	Value
IT Services (continued)
Farmer’ s Business Network, Inc.(b)	361,834	$ 466,766
Snowflake, Inc., Class A(f)	139,107	31,127,973
Twilio, Inc., Class A	93,089	11,576,548
		75,094,883
Life Sciences Tools & Services — 0.5%
Tempus AI, Inc.(a)(d)	115,143	7,316,186
Media — 0.6%
MNTN, Inc.(a)(d)	414,940	9,074,738
Professional Services — 1.4%
Thomson Reuters Corp.	104,153	20,948,293
Semiconductors & Semiconductor Equipment — 22.5%
Advantest Corp.	229,400	17,005,650
Alchip Technologies Ltd.	140,000	14,844,471
ASM International NV	21,422	13,741,737
Astera Labs, Inc.(a)	135,389	12,241,874
Credo Technology Group Holding Ltd.(a)	257,870	23,876,183
Disco Corp.	39,500	11,701,612
eMemory Technology, Inc.	68,000	5,505,032
KLA Corp.	17,485	15,662,014
Kokusai Electric Corp.	800,300	19,149,188
Monolithic Power Systems, Inc.	15,719	11,496,562
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $7,000,000)(a)(b)(c)	10,189	—
NVIDIA Corp.(f)(g)	934,432	147,630,912
ON Semiconductor Corp.(a)(d)	237,359	12,439,985
SK Hynix, Inc.	149,763	32,271,163
Tower Semiconductor Ltd.(a)(d)	163,951	7,107,276
		344,673,659
Software(a) — 14.0%
AppLovin Corp., Class A(g)	52,889	18,515,381
Chime Financial, Inc., Class A, Class A	251,925	8,693,932
CyberArk Software Ltd.	60,852	24,759,462
Databricks, Inc., (Acquired 07/24/20, Cost: $5,501,686)(b)(c)	343,659	37,177,031
DataRobot, Inc., (Acquired 03/01/21, Cost: $1,384,813)(b)(c)	92,093	117,879
Guidewire Software, Inc.	71,200	16,764,040
Monday.com Ltd.	27,423	8,623,985
Palantir Technologies, Inc., Class A	88,051	12,003,112
Q2 Holdings, Inc.	93,339	8,735,597
Samsara, Inc., Class A(d)	214,423	8,529,747
ServiceTitan, Inc., Class A	46,715	5,006,913
SiteMinder Ltd.	1,723,622	5,027,683
Snorkel AI, Inc., (Acquired 10/13/20, Cost: $2,017,593)(b)(c)	500,250	4,792,395
Snyk Ltd., Ordinary Shares, (Acquired 11/02/20, Cost: $9,287,400)(b)(c)	1,267,643	7,326,977
Synopsys, Inc.(g)	39,462	20,231,378
Unity Software, Inc.	292,824	7,086,341
Xero Ltd.	180,548	21,364,110
		214,755,963
Technology Hardware, Storage & Peripherals — 2.7%
Asia Vital Components Co. Ltd.	432,000	11,034,336
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Science and Technology Term Trust (BSTZ)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
Pure Storage, Inc., Class A(a)(f)	366,443	$ 21,099,788
Sandisk Corp.(a)	219,235	9,942,307
		42,076,431
Total Common Stocks — 72.7% (Cost: $667,569,651)		1,114,931,040
Preferred Securities
Preferred Stocks — 27.6%(a)(b)
Communications Equipment — 0.6%
Astranis Space Technologies Corp., Series C	775,515	9,244,139
Consumer Staples Distribution & Retail — 2.1%
GrubMarket, Inc., Series D, (Acquired 07/23/20, Cost: $8,000,001)(c)	1,762,969	32,844,112
Diversified Consumer Services — 0.0%
Think & Learn Private Ltd., Series F, (Acquired 09/30/20, Cost: $14,251,080)(c)	4,920	—
Entertainment — 0.3%
ResearchGate GmbH, Series D, (Acquired 09/24/20, Cost: $6,999,988)(c)	424,688	4,310,583
Financial Services(c)(h) — 1.9%
Trumid Holdings LLC
Class J-A, (Acquired 07/24/20, Cost: $9,999,857)	20,154	14,493,144
Class J-B, (Acquired 07/24/20, Cost: $5,999,914)	20,154	14,493,144
		28,986,288
Interactive Media & Services — 2.3%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $16,961,509)(c)	150,113	34,832,221
IT Services(c) — 0.6%
TRAX Ltd.
(Acquired 02/18/21, Cost: $9,999,998)	191,806	3,596,363
(Acquired 09/12/19, Cost: $10,999,988)	293,333	5,499,994
		9,096,357
Professional Services — 0.4%
Rapyd Financial Network Ltd., Series E, (Acquired 03/31/21, Cost: $13,999,978)(c)	190,705	6,747,143
Semiconductors & Semiconductor Equipment(c) — 8.9%
PsiQuantum Corp.
Series C, (Acquired 09/09/19, Cost: $9,101,310)	1,962,335	72,900,745
Series D, (Acquired 05/21/21, Cost: $19,999,969)	762,595	31,068,120
SambaNova Systems, Inc.
Series C, (Acquired 02/20/20, Cost: $33,904,162)	636,800	28,318,496
Series D, (Acquired 04/09/21, Cost: $6,999,979)	73,670	3,894,933
		136,182,294
Software(c) — 10.5%
Databricks, Inc.
Series F, (Acquired 10/22/19, Cost: $13,200,019)	922,038	99,746,071
Series G, (Acquired 02/01/21, Cost: $18,500,004)	312,909	33,850,496
DataRobot, Inc., Series F, (Acquired 10/27/20, Cost: $11,499,999)	875,059	3,377,728
Security	Shares	Value
Software (continued)
Snorkel AI, Inc., Series B, (Acquired 10/13/20, Cost: $999,996)	247,943	$ 2,375,294
Snyk Ltd., Seed Preferred, (Acquired 11/02/20, Cost: $13,212,590)	2,663,936	15,397,550
Unqork, Inc.
Series B, (Acquired 09/19/19, Cost: $6,801,016)	597,680	3,669,755
Series C, (Acquired 09/18/20, Cost: $7,994,787)	292,000	2,344,760
		160,761,654
		423,004,791
Total Preferred Securities — 27.6% (Cost: $256,426,154)		423,004,791
Total Long-Term Investments — 100.3% (Cost: $923,995,805)		1,537,935,831
Short-Term Securities
Money Market Funds — 3.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.47%(i)(j)(k)	27,913,021	27,924,187
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.20%(i)(j)	23,069,698	23,069,698
Total Short-Term Securities — 3.3% (Cost: $50,993,340)		50,993,885
Total Investments Before Options Written — 103.6% (Cost: $974,989,145)		1,588,929,716
Options Written — (0.7)% (Premiums Received: $(6,127,064))		(10,877,948)
Total Investments, Net of Options Written — 102.9% (Cost: $968,862,081)		1,578,051,768
Liabilities in Excess of Other Assets — (2.9)%		(44,795,972)
Net Assets — 100.0%		$ 1,533,255,796

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $516,526,791, representing 33.7% of its net assets as of period end, and an original cost of $329,086,361.

(d)	All or a portion of this security is on loan.
(e)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(g)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(h)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(i)	Affiliate of the Trust.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.

2025 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Science and Technology Term Trust (BSTZ)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/25	Shares Held at 06/30/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ 7,491,149	$ 20,437,428 (a)	$ —	$ (3,497)	$ (893)	$ 27,924,187	27,913,021	$ 94,504 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	2,010,552	21,059,146 (a)	—	—	—	23,069,698	23,069,698	396,525	—
				$ (3,497)	$ (893)	$ 50,993,885		$ 491,029	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Applovin Corp., Class A	45	07/11/25	USD	390.00	USD	1,575	$ (19,800)
Archer Aviation, Inc., Class A	523	07/11/25	USD	15.50	USD	567	(25,627)
Celestica, Inc.	98	07/11/25	USD	117.00	USD	1,530	(385,140)
MercadoLibre, Inc.	10	07/11/25	USD	2,600.00	USD	2,614	(58,950)
NVIDIA Corp.	209	07/11/25	USD	152.50	USD	3,302	(150,480)
NVIDIA Corp.	312	07/11/25	USD	149.04	USD	4,929	(316,041)
Samsara, Inc., Class A	305	07/11/25	USD	49.00	USD	1,213	(45,750)
Spotify Technology SA	96	07/11/25	USD	700.00	USD	7,366	(668,880)
Unity Software, Inc.	440	07/11/25	USD	30.00	USD	1,065	(6,600)
Astera Labs, Inc.	186	07/18/25	USD	95.00	USD	1,682	(66,030)
Cboe Global Markets, Inc.	28	07/18/25	USD	230.00	USD	653	(17,640)
Celestica, Inc.	85	07/18/25	USD	150.00	USD	1,327	(92,650)
Chime Financial, Inc., Class A	403	07/18/25	USD	40.00	USD	1,391	(66,495)
Credo Technology Group Holding Ltd.	225	07/18/25	USD	70.00	USD	2,083	(519,750)
CyberArk Software, Ltd.	99	07/18/25	USD	400.00	USD	4,028	(158,895)
Fabrinet	116	07/18/25	USD	250.00	USD	3,418	(531,280)
Fabrinet	40	07/18/25	USD	260.00	USD	1,179	(147,000)
Guidewire Software, Inc.	65	07/18/25	USD	230.00	USD	1,530	(57,850)
Lumentum Holdings, Inc.	191	07/18/25	USD	85.00	USD	1,816	(207,235)
Monday.Com Ltd.	14	07/18/25	USD	320.00	USD	440	(14,630)
Monolithic Power Systems, Inc.	12	07/18/25	USD	760.00	USD	878	(21,000)
NVIDIA Corp.	85	07/18/25	USD	135.00	USD	1,343	(201,237)
NVIDIA Corp.	154	07/18/25	USD	130.00	USD	2,433	(439,670)
NVIDIA Corp.	59	07/18/25	USD	150.00	USD	932	(60,032)
Palantir Technologies, Inc.	70	07/18/25	USD	140.00	USD	954	(33,250)
Q2 Holdings, Inc.	85	07/18/25	USD	95.00	USD	796	(21,463)
Samsara, Inc., Class A	126	07/18/25	USD	46.00	USD	501	(1,260)
SanDisk Corp.	356	07/18/25	USD	45.00	USD	1,614	(79,210)
ServiceTitan, Inc.	74	07/18/25	USD	105.00	USD	793	(35,150)
Snowflake, Inc., Class A	61	07/18/25	USD	220.00	USD	1,365	(49,868)
Synopsys, Inc.	32	07/18/25	USD	510.00	USD	1,641	(52,000)
Take-Two Interactive Software, Inc.	79	07/18/25	USD	240.00	USD	1,919	(55,695)
Talen Energy Corp.	47	07/18/25	USD	250.00	USD	1,367	(201,865)
Tempus AI, Inc., Class A	92	07/18/25	USD	75.00	USD	585	(10,580)
Tencent Music Entertainment Group, ADR	580	07/18/25	USD	16.00	USD	1,130	(208,800)
Tesla, Inc.	8	07/18/25	USD	350.00	USD	254	(4,000)
Tesla, Inc.	10	07/18/25	USD	365.00	USD	318	(2,885)
Thomson Reuters Corp.	32	07/18/25	USD	195.00	USD	644	(23,520)
Tower Semiconductor Ltd.	113	07/18/25	USD	44.00	USD	490	(16,668)
Twilio, Inc., Class A	71	07/18/25	USD	130.00	USD	883	(15,301)
Applovin Corp., Class A	39	07/25/25	USD	415.00	USD	1,365	(21,645)
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Science and Technology Term Trust (BSTZ)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
MercadoLibre, Inc.	10	07/25/25	USD	2,700.00	USD	2,614	$ (42,800)
NVIDIA Corp.	85	07/25/25	USD	147.00	USD	1,343	(113,900)
NVIDIA Corp.	59	07/25/25	USD	150.00	USD	932	(65,342)
ON Semiconductor Corp.	243	07/25/25	USD	62.00	USD	1,274	(11,664)
Snowflake, Inc., Class A	96	07/25/25	USD	215.00	USD	2,148	(126,000)
Take-Two Interactive Software, Inc.	87	07/25/25	USD	250.00	USD	2,113	(30,015)
Tesla, Inc.	21	07/25/25	USD	350.00	USD	667	(19,845)
Twilio, Inc., Class A	77	07/25/25	USD	123.00	USD	958	(42,543)
AST SpaceMobile, Inc., Class A	157	08/01/25	USD	47.00	USD	734	(92,237)
Celestica, Inc.	86	08/01/25	USD	137.00	USD	1,343	(217,580)
NVIDIA Corp.	107	08/01/25	USD	160.00	USD	1,690	(64,735)
Palantir Technologies, Inc.	70	08/01/25	USD	145.00	USD	954	(39,025)
ROBLOX Corp., Class A	65	08/01/25	USD	105.00	USD	684	(50,213)
Tempus AI, Inc., Class A	77	08/01/25	USD	75.00	USD	489	(16,940)
Tesla, Inc.	11	08/01/25	USD	365.00	USD	349	(9,295)
AST SpaceMobile, Inc., Class A	169	08/15/25	USD	43.00	USD	790	(148,297)
Cboe Global Markets, Inc.	44	08/15/25	USD	240.00	USD	1,026	(20,020)
Cloudflare, Inc., Class A	172	08/15/25	USD	185.00	USD	3,368	(388,290)
Credo Technology Group Holding Ltd.	76	08/15/25	USD	80.00	USD	704	(126,160)
Credo Technology Group Holding Ltd.	109	08/15/25	USD	90.00	USD	1,009	(112,815)
Guidewire Software, Inc.	50	08/15/25	USD	254.50	USD	1,177	(17,190)
KLA Corp.	27	08/15/25	USD	900.00	USD	2,418	(125,010)
Lumentum Holdings, Inc.	190	08/15/25	USD	100.00	USD	1,806	(107,350)
Monday.Com Ltd.	29	08/15/25	USD	330.00	USD	912	(47,705)
Monolithic Power Systems, Inc.	12	08/15/25	USD	770.00	USD	878	(47,340)
NVIDIA Corp.	425	08/15/25	USD	150.00	USD	6,715	(576,937)
ON Semiconductor Corp.	127	08/15/25	USD	55.00	USD	666	(40,005)
Pure Storage, Inc., Class A	590	08/15/25	USD	55.00	USD	3,397	(283,200)
Q2 Holdings, Inc.	70	08/15/25	USD	95.00	USD	655	(34,300)
ROBLOX Corp., Class A	83	08/15/25	USD	100.00	USD	873	(97,525)
Snowflake, Inc., Class A	65	08/15/25	USD	230.00	USD	1,455	(51,837)
Synopsys, Inc.	32	08/15/25	USD	500.00	USD	1,641	(105,920)
Tencent Music Entertainment Group, ADR	574	08/15/25	USD	18.80	USD	1,119	(81,797)
Thomson Reuters Corp.	134	08/15/25	USD	200.00	USD	2,695	(91,120)
Tower Semiconductor Ltd.	150	08/15/25	USD	42.00	USD	650	(71,250)
							$ (8,628,024)
OTC Options Written
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Alchip Technologies Ltd.	Morgan Stanley & Co. International PLC	21,000	07/02/25	TWD	2,884.38	TWD	65,046	$ (155,312)
Disco Corp.	Goldman Sachs International	7,000	07/02/25	JPY	38,128.20	JPY	298,624	(220,136)
Hitachi Ltd.	UBS AG	130,100	07/02/25	JPY	4,101.14	JPY	544,522	(111,200)
M3, Inc.	UBS AG	85,200	07/02/25	JPY	2,036.32	JPY	168,539	(3,566)
SiteMinder Ltd.	Morgan Stanley & Co. International PLC	29,400	07/02/25	AUD	4.62	AUD	130	(190)
Xero Ltd.	JPMorgan Chase Bank N.A.	21,200	07/02/25	AUD	187.51	AUD	3,812	(46)
Asia Vital Components Co. Ltd.	Bank of America N.A.	11,000	07/10/25	TWD	732.34	TWD	8,208	(13,900)
Asia Vital Components Co. Ltd.	JPMorgan Chase Bank N.A.	46,800	07/10/25	TWD	635.35	TWD	34,920	(176,217)
BYD Co. Ltd., Class H	Citibank N.A.	57,005	07/10/25	HKD	155.59	HKD	6,967	(21)
Kokusai Electric Corp.	Morgan Stanley & Co. International PLC	64,700	07/10/25	JPY	3,198.02	JPY	222,936	(150,151)
SiteMinder Ltd.	Morgan Stanley & Co. International PLC	88,000	07/10/25	AUD	4.68	AUD	390	(3,106)
SiteMinder Ltd.	Morgan Stanley & Co. International PLC	59,500	07/15/25	AUD	4.79	AUD	264	(2,183)
Kokusai Electric Corp.	Morgan Stanley & Co. International PLC	63,300	07/17/25	JPY	3,186.15	JPY	218,112	(169,647)
Xero Ltd.	Goldman Sachs International	7,600	07/17/25	AUD	192.20	AUD	1,366	(1,421)
Adyen NV	Barclays Bank PLC	1,500	07/23/25	EUR	1,751.00	EUR	2,339	(11,300)
Konami Group Corp.	JPMorgan Chase Bank N.A.	5,300	07/23/25	JPY	20,945.86	JPY	120,667	(75,557)
Nintendo Co. Ltd.	JPMorgan Chase Bank N.A.	18,300	07/23/25	JPY	12,393.62	JPY	253,066	(209,297)
Advantest Corp.	JPMorgan Chase Bank N.A.	28,800	07/24/25	JPY	8,783.73	JPY	307,447	(439,097)
SK Hynix, Inc.	JPMorgan Chase Bank N.A.	25,000	08/05/25	KRW	297,440.00	KRW	7,270,347	(293,400)

2025 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Science and Technology Term Trust (BSTZ)

OTC Options Written (continued)
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Accton Technology Corp.	Morgan Stanley & Co. International PLC	63,000	08/06/25	TWD	803.74	TWD	45,997	$ (52,834)
eMemory Technology, Inc.	JPMorgan Chase Bank N.A.	10,000	08/06/25	TWD	2,593.80	TWD	23,649	(37,624)
ASM International NV	Barclays Bank PLC	3,400	08/08/25	EUR	554.69	EUR	1,852	(90,416)
Krafton, Inc.	Goldman Sachs International	7,200	08/08/25	KRW	409,854.94	KRW	2,608,943	(28,562)
SiteMinder Ltd.	Morgan Stanley & Co. International PLC	98,800	08/08/25	AUD	5.14	AUD	438	(4,741)
								$ (2,249,924)
Balances Reported in the Statements of Assets and Liabilities for Options Written
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (6,127,064)	$ 852,986	$ (5,603,870)	$ (10,877,948)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 10,877,948	$ —	$ —	$ —	$ 10,877,948
For the period ended June 30, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$ —	$ —	$ 2,731,607	$ —	$ —	$ —	$ 2,731,607
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ (7,662,996)	$ —	$ —	$ —	$ (7,662,996)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts written	$6,443,005
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 10,877,948
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	10,877,948
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(8,628,024)
Total derivative assets and liabilities subject to an MNA	$ —	$ 2,249,924
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Science and Technology Term Trust (BSTZ)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Bank of America N.A.	$ 13,900	$ —	$ —	$ (13,900)	$ —
Barclays Bank PLC	101,716	—	—	—	101,716
Citibank N.A.	21	—	—	—	21
Goldman Sachs International	250,119	—	—	—	250,119
JPMorgan Chase Bank N.A.	1,231,238	—	(1,231,238)	—	—
Morgan Stanley & Co. International PLC	538,164	—	(538,164)	—	—
UBS AG	114,766	—	(114,766)	—	—
	$ 2,249,924	$ —	$ (1,884,168)	$ (13,900)	$ 351,856

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$ 6,952,127	$ —	$ —	$ 6,952,127
Automobiles	11,462,126	3,705,665	—	15,167,791
Broadline Retail	33,206,168	—	—	33,206,168
Capital Markets	10,579,338	—	—	10,579,338
Communications Equipment	22,674,662	11,322,170	—	33,996,832
Consumer Finance	6,510,403	—	42,255,857	48,766,260
Diversified Consumer Services	—	—	—	—
Diversified Telecommunication Services	9,528,341	—	—	9,528,341
Electrical Equipment	—	7,587,607	—	7,587,607
Electronic Equipment, Instruments & Components	55,033,392	—	—	55,033,392
Entertainment	95,159,222	25,265,491	—	120,424,713
Financial Services	—	18,464,543	—	18,464,543
Health Care Technology	—	7,625,243	—	7,625,243
Independent Power and Renewable Electricity Producers	10,011,793	—	—	10,011,793
Industrial Conglomerates	—	23,646,739	—	23,646,739
IT Services	63,520,271	—	11,574,612	75,094,883
Life Sciences Tools & Services	7,316,186	—	—	7,316,186
Media	9,074,738	—	—	9,074,738
Professional Services	20,948,293	—	—	20,948,293
Semiconductors & Semiconductor Equipment	230,454,806	114,218,853	—	344,673,659
Software	138,949,888	26,391,793	49,414,282	214,755,963
Technology Hardware, Storage & Peripherals	31,042,095	11,034,336	—	42,076,431
Preferred Securities
Preferred Stocks	—	—	423,004,791	423,004,791
Short-Term Securities
Money Market Funds	50,993,885	—	—	50,993,885
	$813,417,734	$249,262,440	$526,249,542	$1,588,929,716

2025 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Science and Technology Term Trust (BSTZ)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$ (8,212,996)	$ (2,664,952)	$ —	$ (10,877,948)

(a)	Derivative financial instruments are options written. Options written are shown at value.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Common Stocks	Preferred Stocks	Total
Assets
Opening balance, as of December 31, 2024	$ 107,161,463	$ 419,768,363	$ 526,929,826
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	(5,699,998)	(11,988,162)	(17,688,160)
Net change in unrealized appreciation (depreciation)(a)(b)	1,771,441	15,236,437	17,007,878
Purchases	23,366,842	—	23,366,842
Sales	(23,354,997)	(11,847)	(23,366,844)
Closing balance, as of June 30, 2025	$ 103,244,751	$ 423,004,791	$ 526,249,542
Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2025(b)	$ 16,160,015	$ 11,765,724	$ 27,925,739

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2025 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the Valuation Committee to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$103,244,751	Market	Revenue Multiple	1.40x - 18.00x	9.91x
			Volatility	70% - 70%	70%
			Time to Exit	0.3 - 3.0 years	2.8 years

Preferred Stocks	423,004,791	Market	Revenue Multiple	1.50x - 21.00x	14.02x
			Time to Exit	3.0 - 4.0 years	3.7 years
			Volatility	35% - 90%	74%
			Market Adjustment Multiple	1.10x	—
			Gross Profit Multiple	8.00x	—
	$526,249,542

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
See notes to financial statements.
Consolidated Schedule of Investments

Consolidated Schedule of Investments (unaudited)
June 30, 2025
BlackRock Science and Technology Trust (BST)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 0.4%
Anduril Industries, Inc.(a)(b)	139,772	$ 5,713,879
Automobiles — 0.7%
Tesla, Inc.(b)	29,731	9,444,350
Broadline Retail — 5.0%
Alibaba Group Holding Ltd.	687,992	9,739,173
Amazon.com, Inc.(b)(c)	173,841	38,138,977
MercadoLibre, Inc.(b)	8,611	22,505,968
		70,384,118
Capital Markets — 1.0%
CME Group, Inc., Class A	21,716	5,985,365
Deutsche Boerse AG, Class N	24,050	7,856,884
		13,842,249
Communications Equipment — 0.8%
Arista Networks, Inc.(b)	108,396	11,089,995
Consumer Finance — 0.9%
Klarna Group PLC, (Acquired 08/07/19, Cost: $7,971,978)(a)(b)(d)	317,160	12,860,838
Diversified Consumer Services(a)(b)(d) — 0.6%
Grammarly, Inc., (Acquired 11/17/21, Cost: $18,749,975)	715,323	8,290,594
Think & Learn Private Ltd., Class J-B, (Acquired 09/30/20, Cost: $1,524,948)	997	—
		8,290,594
Electrical Equipment — 0.5%
Siemens Energy AG(b)	57,439	6,713,524
Entertainment — 3.7%
Nintendo Co. Ltd.	104,000	9,987,097
Spotify Technology SA(b)	38,972	29,904,775
Take-Two Interactive Software, Inc.(b)	52,968	12,863,279
		52,755,151
Financial Services — 2.2%
Adyen NV(b)(e)	4,417	8,111,984
Mastercard, Inc., Class A	25,371	14,256,980
Plaid(a)(b)	42,651	8,699,951
		31,068,915
Industrial Conglomerates — 0.9%
Hitachi Ltd.	423,500	12,308,744
Interactive Media & Services — 3.9%
Meta Platforms, Inc., Class A	72,524	53,529,239
Patreon, Inc., (Acquired 08/19/21, Cost: $3,352,226)(a)(b)(d)	59,524	1,315,480
		54,844,719
IT Services — 4.3%
Automattic, Inc., (Acquired 02/03/21, Cost: $7,999,945)(a)(b)(d)	94,117	2,610,806
Deep Instinct Ltd.(a)(b)	49,349	2,961
Farmer’ s Business Network, Inc.(a)(b)	203,366	262,342
International Business Machines Corp.	30,293	8,929,771
Shopify, Inc., Class A(b)	77,586	8,949,545
Snowflake, Inc., Class A(b)	146,550	32,793,494
Twilio, Inc., Class A(b)	59,712	7,425,784
		60,974,703
Security	Shares	Value
Media — 1.7%
MNTN, Inc., Series D, (Acquired 11/05/21, Cost: $24,999,980)(b)(d)	1,088,598	$ 23,807,638
Professional Services — 1.7%
RELX PLC	307,282	16,653,967
Thomson Reuters Corp.	38,487	7,739,512
		24,393,479
Semiconductors & Semiconductor Equipment — 28.3%
Advantest Corp.	191,700	14,210,912
ASM International NV	16,092	10,322,661
ASML Holding NV	11,330	9,079,148
Broadcom, Inc.(c)	356,296	98,212,992
Celestial Asia Securities Holdings Ltd.(a)(b)	588,496	9,898,503
Credo Technology Group Holding Ltd.(b)	147,616	13,667,765
Lam Research Corp.	174,672	17,002,573
Microchip Technology, Inc.	121,236	8,531,377
Monolithic Power Systems, Inc.	12,326	9,014,990
NVIDIA Corp.(f)	1,229,476	194,244,913
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	67,568	15,303,476
		399,489,310
Software — 22.9%
AppLovin Corp., Class A(b)	35,448	12,409,636
Cadence Design Systems, Inc.(b)	76,668	23,625,244
Canva, Inc.(a)(b)	9,375	10,432,688
Constellation Software, Inc./Canada	3,465	12,705,297
Crowdstrike Holdings, Inc., Class A(b)	33,681	17,154,070
CyberArk Software Ltd.(b)	36,484	14,844,610
Databricks, Inc., (Acquired 07/24/20, Cost: $960,476)(a)(b)(d)	59,997	6,490,475
DataRobot, Inc., (Acquired 03/01/21, Cost: $583,275)(a)(b)(d)	38,789	49,650
Guidewire Software, Inc.(b)	50,446	11,877,511
Intuit, Inc.	12,957	10,205,322
Microsoft Corp.(c)	243,210	120,975,086
Oracle Corp.	188,634	41,241,051
Rubrik, Inc., Class A(b)	80,703	7,230,182
ServiceNow, Inc.(b)	17,993	18,498,243
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $997,636)(a)(b)(d)	66,422	636,323
Snyk Ltd., Ordinary Shares, (Acquired 09/02/21, Cost: $5,192,307)(a)(b)(d)	361,972	2,092,198
Teya Services Ltd., Series C, (Acquired 12/17/21, Cost: $24,999,987)(a)(b)(d)	12,871	3,538,109
Xero Ltd.(b)	81,800	9,679,333
		323,685,028
Specialty Retail — 0.0%
AceVector Limited, Series I, (Acquired 08/31/18, Cost: $1,998,435)(a)(b)(d)	168,640	58,147
Technology Hardware, Storage & Peripherals — 5.1%
Apple, Inc.(c)	349,389	71,684,141
Wireless Telecommunication Services — 0.8%
SoftBank Group Corp.	165,200	12,011,031
Total Common Stocks — 85.4% (Cost: $530,667,138)		1,205,420,553

2025 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Science and Technology Trust (BST)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Convertible Notes
Financial Services — 0.0%
Wyre, Inc., (Acquired 12/14/21, Cost: $8,000,000), 6.00%, 12/08/24(a)(d)	$80	$ 1
IT Services — 0.1%
Voltron Capital, 0.00%(a)	1,663	1,795,538
Total Convertible Notes — 0.1% (Cost: $9,662,535)		1,795,539

	Shares
Preferred Securities
Preferred Stocks — 15.3%(a)
Aerospace & Defense — 2.7%
Anduril Industries, Inc.(b)	920,107	37,613,974
Chemicals — 0.3%
Solugen, Inc., Series C, (Acquired 09/02/21, Cost: $9,999,977)(b)(d)	269,284	3,654,184
Communications Equipment — 0.5%
Astranis, Series D(b)	856,310	7,355,703
Consumer Staples Distribution & Retail — 0.9%
Grubmarket, Inc., Series E, (Acquired 10/18/21, Cost: $6,999,994)(b)(d)	709,724	13,222,158
Diversified Consumer Services(b)(d) — 0.2%
Grammarly, Inc., Series 3, (Acquired 11/17/21, Cost: $6,249,992)	238,441	2,763,531
Think & Learn Private Ltd., Series F, (Acquired 09/30/20, Cost: $3,052,975)	1,054	—
		2,763,531
Diversified Telecommunication Services — 0.2%
Discord, Inc., Series I, (Acquired 09/13/21, Cost: $7,000,088)(b)(d)	12,713	3,002,048
Financial Services(b)(d)(g) — 1.1%
Trumid Holdings LLC
Class J-A, (Acquired 07/24/20, Cost: $2,499,716)	5,038	3,622,927
Class J-B, (Acquired 07/24/20, Cost: $1,499,830)	5,038	3,622,927
Class L, (Acquired 09/15/21, Cost: $9,999,695)	11,420	8,212,350
		15,458,204
Interactive Media & Services(b)(d) — 0.6%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $2,857,834)	24,110	5,594,484
Patreon, Inc., Series D, (Acquired 07/14/21, Cost: $6,666,632)	119,047	2,630,939
		8,225,423
IT Services(b)(d) — 0.4%
TRAX Ltd.
(Acquired 02/18/21, Cost: $1,999,989)	38,361	719,269
Security	Shares	Value
IT Services (continued)
TRAX Ltd. (continued)
(Acquired 09/12/19, Cost: $4,000,013)	106,667	$ 2,000,006
Voltron Data, Inc.
Series A, (Acquired 01/18/22, Cost: $10,000,000)	6,201,935	2,356,735
Series SEED, (Acquired 07/14/21, Cost: $5,000,000)	9,090,909	1,181,818
		6,257,828
Professional Services — 0.3%
ANT Group Co. Ltd., Series C	1,703,548	3,884,089
Semiconductors & Semiconductor Equipment(b) — 4.4%
Celestial Asia Securities Holdings Ltd.
Series A	185,582	3,121,489
Series B	139,646	2,348,846
PsiQuantum Corp.(d)
Series C, (Acquired 09/09/19, Cost: $3,200,234)	690,003	25,633,611
Series D, (Acquired 05/21/21, Cost: $5,000,025)	190,650	7,767,081
Rivos, Inc.
Series A1	2,700,558	6,859,417
Series A2	2,464,862	5,693,831
Series A3	1,027,026	2,372,430
SambaNova Systems, Inc., Series C, (Acquired 02/20/20, Cost: $9,972,125)(d)	187,300	8,329,231
		62,125,936
Software(b)(d) — 3.3%
Bolt Financial, Inc., Series E, (Acquired 01/18/22, Cost: $0)	598,682	6
Databricks, Inc.
Series F, (Acquired 10/22/19, Cost: $3,999,999)	279,405	30,226,033
Series G, (Acquired 02/01/21, Cost: $4,500,001)	76,113	8,233,904
DataRobot, Inc., Series F, (Acquired 10/27/20, Cost: $2,999,996)	228,276	881,145
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $4,999,985)	332,896	3,189,144
Snyk Ltd., Series F, (Acquired 09/02/21, Cost: $4,807,688)	337,018	1,947,964
Unqork, Inc.
Series B, (Acquired 09/19/19, Cost: $3,198,416)	281,080	1,725,831
Series C, (Acquired 09/18/20, Cost: $1,303,260)	47,600	382,228
		46,586,255
Technology Hardware, Storage & Peripherals — 0.4%
PsiQuantum Corp., Series E(b)	121,615	5,403,354
		215,552,687
Total Preferred Securities — 15.3% (Cost: $180,077,736)		215,552,687
Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Science and Technology Trust (BST)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Warrants
Software — 0.0%
Constellation Software, Inc., (Issued 08/29/23, 1 Share for 1 Warrant, Expires 03/31/40, Strike Price CAD 11.50)(a)(b)	3,923	$ —
Total Warrants — 0.0% (Cost: $ — )		—
Total Long-Term Investments — 100.8% (Cost: $720,407,409)		1,422,768,779
Short-Term Securities
Money Market Funds — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.20%(h)(i)	1,029,031	1,029,031
Total Short-Term Securities — 0.1% (Cost: $1,029,031)		1,029,031
Total Investments Before Options Written — 100.9% (Cost: $721,436,440)		1,423,797,810
Options Written — (0.9)% (Premiums Received: $(6,646,248))		(12,241,210)
Total Investments, Net of Options Written — 100.0% (Cost: $714,790,192)		1,411,556,600
Other Assets Less Liabilities — 0.0%		397,991
Net Assets — 100.0%		$ 1,411,954,591

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(d)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $202,649,813, representing 14.4% of its net assets as of period end, and an original cost of $229,139,632.

(e)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(g)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/25	Shares Held at 06/30/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$ 565,400	$ —	$ (565,347)(b)	$ (53)	$ —	$ —	—	$ 4,134 (c)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	1,644,863	—	(615,832)(b)	—	—	1,029,031	1,029,031	203,619	—
				$ (53)	$ —	$ 1,029,031		$ 207,753	$ —

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Applovin Corp., Class A	32	07/11/25	USD	390.00	USD	1,120	$ (14,080)
Broadcom, Inc.	115	07/11/25	USD	265.00	USD	3,170	(155,250)
Intuit, Inc.	17	07/11/25	USD	790.00	USD	1,339	(16,745)
Lam Research Corp.	75	07/11/25	USD	93.00	USD	730	(35,625)
Mastercard, Inc., Class A	75	07/11/25	USD	590.00	USD	4,215	(2,813)
MercadoLibre, Inc.	9	07/11/25	USD	2,600.00	USD	2,352	(53,055)

2025 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Microsoft Corp.	160	07/11/25	USD	470.00	USD	7,959	$ (459,200)
NVIDIA Corp.	418	07/11/25	USD	152.50	USD	6,604	(300,960)
NVIDIA Corp.	338	07/11/25	USD	149.04	USD	5,340	(342,377)
Oracle Corp.	27	07/11/25	USD	165.00	USD	590	(147,420)
ServiceNow, Inc.	20	07/11/25	USD	1,050.00	USD	2,056	(19,600)
Spotify Technology SA	77	07/11/25	USD	700.00	USD	5,909	(536,497)
Amazon.com, Inc.	243	07/18/25	USD	210.00	USD	5,331	(286,740)
Amazon.com, Inc.	57	07/18/25	USD	220.00	USD	1,251	(29,783)
Apple, Inc.	260	07/18/25	USD	210.00	USD	5,334	(72,280)
Broadcom, Inc.	227	07/18/25	USD	250.00	USD	6,257	(625,951)
Cadence Design Systems, Inc.	96	07/18/25	USD	340.00	USD	2,958	(5,760)
CME Group, Inc., Class A	21	07/18/25	USD	280.00	USD	579	(5,933)
Credo Technology Group Holding Ltd.	142	07/18/25	USD	70.00	USD	1,315	(328,020)
Crowdstrike Holdings, Inc., Class A	30	07/18/25	USD	500.00	USD	1,528	(63,225)
CyberArk Software, Ltd.	72	07/18/25	USD	400.00	USD	2,930	(115,560)
Guidewire Software, Inc.	50	07/18/25	USD	230.00	USD	1,177	(44,500)
Lam Research Corp.	274	07/18/25	USD	85.00	USD	2,667	(352,090)
Meta Platforms, Inc., Class A	99	07/18/25	USD	725.00	USD	7,307	(255,915)
Microchip Technology, Inc.	153	07/18/25	USD	67.50	USD	1,077	(64,260)
Microsoft Corp.	81	07/18/25	USD	460.00	USD	4,029	(317,722)
Monolithic Power Systems, Inc.	11	07/18/25	USD	760.00	USD	805	(19,250)
NVIDIA Corp.	106	07/18/25	USD	135.00	USD	1,675	(250,955)
NVIDIA Corp.	126	07/18/25	USD	130.00	USD	1,991	(359,730)
NVIDIA Corp.	195	07/18/25	USD	150.00	USD	3,081	(198,412)
Oracle Corp.	270	07/18/25	USD	210.00	USD	5,903	(311,175)
Rubrik, Inc,. Class A	106	07/18/25	USD	95.00	USD	950	(21,995)
Rubrik, Inc,. Class A	74	07/18/25	USD	100.00	USD	663	(7,030)
ServiceNow, Inc.	20	07/18/25	USD	1,060.00	USD	2,056	(23,600)
Shopify, Inc., Class A	80	07/18/25	USD	115.00	USD	923	(38,000)
Snowflake, Inc., Class A	124	07/18/25	USD	220.00	USD	2,775	(101,370)
Take-Two Interactive Software, Inc.	52	07/18/25	USD	240.00	USD	1,263	(36,660)
Tesla, Inc.	5	07/18/25	USD	350.00	USD	159	(2,500)
Tesla, Inc.	10	07/18/25	USD	365.00	USD	318	(2,885)
Twilio, Inc., Class A	44	07/18/25	USD	130.00	USD	547	(9,482)
Apple, Inc.	248	07/25/25	USD	210.00	USD	5,088	(88,040)
Applovin Corp., Class A	38	07/25/25	USD	415.00	USD	1,330	(21,090)
Arista Networks, Inc.	219	07/25/25	USD	102.00	USD	2,241	(108,405)
Broadcom, Inc.	98	07/25/25	USD	260.00	USD	2,701	(202,370)
MercadoLibre, Inc.	8	07/25/25	USD	2,700.00	USD	2,091	(34,240)
Microsoft Corp.	172	07/25/25	USD	485.00	USD	8,555	(310,890)
NVIDIA Corp.	106	07/25/25	USD	147.00	USD	1,675	(142,040)
NVIDIA Corp.	196	07/25/25	USD	150.00	USD	3,097	(217,070)
Snowflake, Inc., Class A	35	07/25/25	USD	215.00	USD	783	(45,938)
Take-Two Interactive Software, Inc.	53	07/25/25	USD	250.00	USD	1,287	(18,285)
Tesla, Inc.	20	07/25/25	USD	350.00	USD	635	(18,900)
Twilio, Inc., Class A	75	07/25/25	USD	123.00	USD	933	(41,438)
Amazon.com, Inc.	26	08/01/25	USD	225.00	USD	570	(18,785)
Broadcom, Inc.	109	08/01/25	USD	260.00	USD	3,005	(242,797)
Crowdstrike Holdings, Inc., Class A	30	08/01/25	USD	500.00	USD	1,528	(82,050)
NVIDIA Corp.	374	08/01/25	USD	160.00	USD	5,909	(226,270)
Oracle Corp.	80	08/01/25	USD	205.00	USD	1,749	(137,800)
Shopify, Inc., Class A	75	08/01/25	USD	115.00	USD	865	(51,375)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	129	08/01/25	USD	225.00	USD	2,922	(142,223)
Tesla, Inc.	10	08/01/25	USD	365.00	USD	318	(8,450)
Meta Platforms, Inc., Class A	54	08/08/25	USD	745.00	USD	3,986	(185,760)
Amazon.com, Inc.	25	08/15/25	USD	225.00	USD	548	(21,125)
Apple, Inc.	265	08/15/25	USD	210.00	USD	5,437	(178,212)
Broadcom, Inc.	163	08/15/25	USD	260.00	USD	4,493	(403,832)
Cadence Design Systems, Inc.	69	08/15/25	USD	320.00	USD	2,126	(70,380)
CME Group, Inc., Class A	22	08/15/25	USD	280.00	USD	606	(15,180)
Credo Technology Group Holding Ltd.	84	08/15/25	USD	80.00	USD	778	(139,440)
Credo Technology Group Holding Ltd.	69	08/15/25	USD	90.00	USD	639	(71,415)
Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Guidewire Software, Inc.	50	08/15/25	USD	254.50	USD	1,177	$ (17,190)
International Business Machines Corp.	58	08/15/25	USD	285.00	USD	1,710	(111,215)
Microchip Technology, Inc.	89	08/15/25	USD	72.50	USD	626	(32,930)
Microsoft Corp.	79	08/15/25	USD	495.00	USD	3,930	(151,088)
Monolithic Power Systems, Inc.	11	08/15/25	USD	770.00	USD	805	(43,395)
NVIDIA Corp.	600	08/15/25	USD	150.00	USD	9,479	(814,500)
Snowflake, Inc., Class A	134	08/15/25	USD	230.00	USD	2,999	(106,865)
Thomson Reuters Corp.	72	08/15/25	CAD	270.00	CAD	1,972	(53,402)
							$ (10,608,790)
OTC Options Written
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SoftBank Group Corp.	Nomura International PLC	8,300	07/02/25	JPY	8,321.00	JPY	86,901	$ (126,468)
Xero Ltd.	JPMorgan Chase Bank N.A.	16,200	07/02/25	AUD	187.51	AUD	2,913	(35)
Alibaba Group Holding Ltd.	Bank of America N.A.	31,100	07/08/25	HKD	128.41	HKD	3,456	(26)
Adyen NV	Goldman Sachs International	700	07/10/25	EUR	1,687.17	EUR	1,091	(2,240)
SoftBank Group Corp.	Morgan Stanley & Co. International PLC	21,200	07/10/25	JPY	7,847.84	JPY	221,965	(393,241)
Nintendo Co. Ltd.	JPMorgan Chase Bank N.A.	13,300	07/15/25	JPY	12,757.50	JPY	183,923	(116,551)
Deutsche Boerse AG	BNP Paribas SA	4,800	07/17/25	EUR	285.42	EUR	1,331	(7,404)
Hitachi Ltd.	JPMorgan Chase Bank N.A.	86,700	07/23/25	JPY	4,275.60	JPY	362,875	(90,620)
Nintendo Co. Ltd.	JPMorgan Chase Bank N.A.	7,500	07/23/25	JPY	12,393.62	JPY	103,716	(85,777)
Advantest Corp.	JPMorgan Chase Bank N.A.	32,900	07/24/25	JPY	8,783.73	JPY	351,215	(501,608)
ASML Holding NV	Bank of America N.A.	2,400	07/29/25	EUR	685.36	EUR	1,633	(73,193)
ASM International NV	BNP Paribas SA	3,400	08/05/25	EUR	559.08	EUR	1,852	(77,496)
Alibaba Group Holding Ltd.	Citibank N.A.	58,000	08/06/25	HKD	117.48	HKD	6,445	(14,814)
Siemens Energy AG	Bank of America N.A.	10,700	08/06/25	EUR	98.18	EUR	1,062	(77,027)
Alibaba Group Holding Ltd.	Bank of America N.A.	58,000	08/08/25	HKD	118.79	HKD	6,445	(13,872)
RELX PLC	UBS AG	61,400	08/08/25	GBP	40.07	GBP	2,424	(52,048)
								$ (1,632,420)
Balances Reported in the Statements of Assets and Liabilities for Options Written
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (6,646,248)	$ 666,212	$ (6,261,174)	$ (12,241,210)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 12,241,210	$ —	$ —	$ —	$ 12,241,210

2025 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Science and Technology Trust (BST)

For the period ended June 30, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$ —	$ —	$ (1,364,329)	$ —	$ —	$ —	$ (1,364,329)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ (9,968,022)	$ —	$ —	$ —	$ (9,968,022)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts written	$7,153,499
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 12,241,210
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	12,241,210
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(10,608,790)
Total derivative assets and liabilities subject to an MNA	$ —	$ 1,632,420
The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Bank of America N.A.	$ 164,118	$ —	$ —	$ —	$ 164,118
BNP Paribas SA	84,900	—	—	—	84,900
Citibank N.A.	14,814	—	—	—	14,814
Goldman Sachs International	2,240	—	—	—	2,240
JPMorgan Chase Bank N.A.	794,591	—	(794,591)	—	—
Morgan Stanley & Co. International PLC	393,241	—	—	—	393,241
Nomura International PLC	126,468	—	—	—	126,468
UBS AG	52,048	—	—	—	52,048
	$ 1,632,420	$ —	$ (794,591)	$ —	$ 837,829

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Schedule of Investments

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Science and Technology Trust (BST)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$ —	$ —	$ 5,713,879	$ 5,713,879
Automobiles	9,444,350	—	—	9,444,350
Broadline Retail	60,644,945	9,739,173	—	70,384,118
Capital Markets	5,985,365	7,856,884	—	13,842,249
Communications Equipment	11,089,995	—	—	11,089,995
Consumer Finance	—	—	12,860,838	12,860,838
Diversified Consumer Services	—	—	8,290,594	8,290,594
Electrical Equipment	—	6,713,524	—	6,713,524
Entertainment	42,768,054	9,987,097	—	52,755,151
Financial Services	14,256,980	8,111,984	8,699,951	31,068,915
Industrial Conglomerates	—	12,308,744	—	12,308,744
Interactive Media & Services	53,529,239	—	1,315,480	54,844,719
IT Services	58,098,594	—	2,876,109	60,974,703
Media	—	23,807,638	—	23,807,638
Professional Services	7,739,512	16,653,967	—	24,393,479
Semiconductors & Semiconductor Equipment	355,978,086	33,612,721	9,898,503	399,489,310
Software	290,766,252	9,679,333	23,239,443	323,685,028
Specialty Retail	—	—	58,147	58,147
Technology Hardware, Storage & Peripherals	71,684,141	—	—	71,684,141
Wireless Telecommunication Services	—	12,011,031	—	12,011,031
Convertible Notes	—	—	1,795,539	1,795,539
Preferred Securities
Preferred Stocks	—	—	215,552,687	215,552,687
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	1,029,031	—	—	1,029,031
	$983,014,544	$150,482,096	$290,301,170	$1,423,797,810
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$ (10,249,223)	$ (1,991,987)	$ —	$ (12,241,210)

(a)	Derivative financial instruments are options written. Options written are shown at value.
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Common Stocks	Convertible Notes	Preferred Stocks	Warrants	Total
Assets
Opening balance, as of December 31, 2024	$ 55,665,715	$ 1,695,787	$ 220,068,321	$ — (a)	$ 277,429,823
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Accrued discounts/premiums	—	—	—	—	—
Net realized gain (loss)	—	—	(7,996,429)	—	(7,996,429)
Net change in unrealized appreciation (depreciation)(b)(c)	(7,311,316)	(7,900,248)	48,663,648	—	33,452,084
Purchases	32,570,524	8,000,000	9,820,043	—	50,390,567
Sales	(7,971,979)	—	(55,002,896)	—	(62,974,875)
Closing balance, as of June 30, 2025	$ 72,952,944	$ 1,795,539	$ 215,552,687	$ — (a)	$ 290,301,170
Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2025(c)	$ (2,060,973)	$ (7,900,248)	$ 36,423,985	$ — (a)	$ 26,462,764

(a)	Rounds to less than $1.

2025 BlackRock Semi-Annual Report to Shareholders

Consolidated Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Science and Technology Trust (BST)

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2025 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the Valuation Committee to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$72,952,944	Market	Revenue Multiple	1..40x - 24.25x	11.71x
			Volatility	70% - 70%	70%
			Time to Exit	0.3 - 3.0 years	2.9 years
			Gross Profit Multiple	8.25x -16.70x	14.26x

Preferred Stocks	215,552,687	Market	Revenue Multiple	1.50x - 24.25x	14.31x
			Volatility	70% - 90%	73%
			Time to Exit	0.2 - 5.0 years	3.7 years
			Market Adjustment Multiple	1.10x-1.20x	1.13x
			Terminal Growth Rate	5%	—
			Gross Profit Multiple	8.00x	—

Convertible Notes	1,795,539	Market	Revenue Multiple	8.00x	—
			Volatility	75%	—
			Time to Exit	0.2 years	—
	$290,301,170

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
See notes to financial statements.
Schedule of Investments

Schedule of Investments (unaudited)
June 30, 2025
BlackRock Technology and Private Equity Term Trust (BTX)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Aerospace & Defense — 0.5%
Archer Aviation, Inc., Class A(a)	704,783	$ 7,646,896
Automobiles — 1.0%
BYD Co. Ltd., Class H	287,000	4,468,596
Tesla, Inc.(a)	39,557	12,565,677
		17,034,273
Broadline Retail — 2.3%
MercadoLibre, Inc.(a)	14,013	36,624,797
Capital Markets — 0.7%
Cboe Global Markets, Inc.	48,248	11,251,916
Communications Equipment — 2.1%
Accton Technology Corp.	419,000	10,472,383
Lumentum Holdings, Inc.(a)	252,960	24,046,377
		34,518,760
Consumer Finance — 0.4%
SoFi Technologies, Inc.(a)	374,486	6,819,390
Diversified Consumer Services — 0.7%
Grammarly, Inc., (Acquired 11/17/21, Cost: $26,250,012)(a)(b)(c)	1,001,454	11,606,852
Diversified Telecommunication Services — 0.7%
AST SpaceMobile, Inc., Class A(a)(d)	241,064	11,264,921
Electrical Equipment — 0.5%
Doosan Enerbility Co. Ltd.(a)	155,434	7,874,766
Electronic Equipment, Instruments & Components(a) — 4.0%
Celestica, Inc.	208,585	32,562,203
Fabrinet	108,542	31,985,157
		64,547,360
Entertainment — 8.9%
Konami Group Corp.	63,700	10,071,076
Krafton, Inc.(a)	17,182	4,613,183
Nintendo Co. Ltd.	222,100	21,328,215
ROBLOX Corp., Class A(a)	100,505	10,573,126
Spotify Technology SA(a)	66,683	51,168,533
Take-Two Interactive Software, Inc.(a)	124,469	30,227,297
Tencent Music Entertainment Group, ADR	763,915	14,888,703
		142,870,133
Financial Services — 1.5%
Adyen NV(a)(e)	12,953	23,788,664
Health Care Technology — 0.5%
M3, Inc.	609,000	8,365,651
Independent Power and Renewable Electricity Producers — 0.8%
Talen Energy Corp.(a)	45,315	13,176,242
Industrial Conglomerates — 1.8%
Hitachi Ltd.	999,700	29,055,611
Interactive Media & Services — 0.3%
Patreon, Inc., (Acquired 08/19/21, Cost: $11,732,736)(a)(b)(c)	208,333	4,604,159
IT Services — 5.5%
Cloudflare, Inc., Class A(a)	130,492	25,554,248
Security	Shares	Value
IT Services (continued)
NEC Corp.	537,700	$ 15,687,420
Snowflake, Inc., Class A(a)	154,525	34,578,059
Twilio, Inc., Class A(a)	99,679	12,396,081
		88,215,808
Life Sciences Tools & Services — 0.6%
Tempus AI, Inc.(a)(d)	153,071	9,726,131
Media — 0.6%
MNTN, Inc.(a)(d)	419,134	9,166,461
Professional Services — 1.6%
Thomson Reuters Corp.	130,561	26,259,734
Semiconductors & Semiconductor Equipment — 24.3%
Advantest Corp.	242,300	17,961,940
Alchip Technologies Ltd.	156,000	16,540,982
ASM International NV	26,755	17,162,738
Astera Labs, Inc.(a)	145,328	13,140,558
Credo Technology Group Holding Ltd.(a)	288,262	26,690,179
Disco Corp.	49,100	14,545,548
eMemory Technology, Inc.	79,000	6,395,552
KLA Corp.	22,330	20,001,874
Kokusai Electric Corp.	1,044,700	24,997,072
Monolithic Power Systems, Inc.	21,074	15,413,102
NVIDIA Corp.	1,028,524	162,496,507
ON Semiconductor Corp.(a)	249,186	13,059,838
SK Hynix, Inc.	163,752	35,285,534
Tower Semiconductor Ltd.(a)(d)	168,869	7,320,471
		391,011,895
Software(a) — 12.4%
AppLovin Corp., Class A	56,352	19,727,708
Chime Financial, Inc., Class A, Class A	242,032	8,352,524
CyberArk Software Ltd.	65,539	26,666,508
Guidewire Software, Inc.	76,198	17,940,819
Monday.com Ltd.	29,447	9,260,493
Palantir Technologies, Inc., Class A	92,690	12,635,501
Q2 Holdings, Inc.	111,735	10,457,279
Samsara, Inc., Class A	229,758	9,139,773
ServiceTitan, Inc., Class A	50,743	5,438,635
SiteMinder Ltd.	1,925,200	5,615,672
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $2,999,997)(b)(c)	199,738	1,913,490
Snyk Ltd., Ordinary Shares, (Acquired 09/02/21, Cost: $25,961,537)(b)(c)	1,809,860	10,460,991
Synopsys, Inc.	41,355	21,201,881
Teya Services Ltd., Series C, (Acquired 11/16/21, Cost: $49,999,974)(b)(c)	25,742	7,076,218
Unity Software, Inc.	313,011	7,574,866
Vertex, Inc., Class A	167,861	5,931,368
Xero Ltd.	174,433	20,640,527
		200,034,253
Technology Hardware, Storage & Peripherals — 3.1%
Asia Vital Components Co. Ltd.	454,000	11,596,270

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Technology and Private Equity Term Trust (BTX)
(Percentages shown are based on Net Assets)
Security	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
Pure Storage, Inc., Class A(a)	471,445	$ 27,145,803
Sandisk Corp.(a)	239,615	10,866,540
		49,608,613
Total Common Stocks — 74.8% (Cost: $1,101,355,635)		1,205,073,286
Preferred Securities
Preferred Stocks — 20.9%(b)
Aerospace & Defense — 0.1%
Relativity Space, Inc., Series E	30,412	31,324
SkySafe, Inc., Series B, (Acquired 12/02/21, Cost: $4,999,999)(a)(c)	909,438	1,837,065
		1,868,389
Capital Markets(a)(c) — 2.7%
Anchor Labs, Inc., Series D, (Acquired 11/24/21, Cost: $9,999,995)	428,785	3,949,110
The Production Board LLC, Series A3, (Acquired 06/04/21, Cost: $50,000,001)	16,666,667	32,666,667
Varo Money, Inc., Series E, (Acquired 08/27/21, Cost: $40,000,001)	4,316,904	6,000,497
		42,616,274
Diversified Consumer Services — 0.2%
Grammarly, Inc., Series 3, (Acquired 11/17/21, Cost: $8,750,004)(a)(c)	333,818	3,868,951
Diversified Telecommunication Services — 0.5%
Discord, Inc., Series I, (Acquired 09/13/21, Cost: $17,999,912)(a)(c)	32,690	7,719,417
Entertainment — 0.4%
Under Canvas, Inc., Class A, (Acquired 08/19/21, Cost: $49,999,983)(a)(c)	2,172,486	6,517,458
Food Products — 0.2%
Motif Food Works, Inc., Series B, (Acquired 06/08/21, Cost: $30,832,343)(c)	1,972,240	3,525,971
Hotels, Restaurants & Leisure(a)(c) — 1.2%
Dapper Labs, Inc., Series 7, (Acquired 07/20/21, Cost: $29,999,946)	191,067	2,203,003
Underdog Sports, Inc., Series B, (Acquired 01/11/22, Cost: $14,999,974)	291,061	17,594,637
		19,797,640
Interactive Media & Services — 0.6%
Patreon, Inc., Series D, (Acquired 07/14/21, Cost: $23,333,352)(a)(c)	416,667	9,208,341
IT Services(a)(c) — 2.6%
Via Transportation, Inc., Series G, (Acquired 11/05/21, Cost: $24,999,974)	549,357	32,774,639
Wagestream Holdings Ltd., Series C, (Acquired 02/11/22, Cost: $10,024,684)	762,746	9,328,619
		42,103,258
Semiconductors & Semiconductor Equipment(a) — 4.3%
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $39,999,990)(c)	1,525,192	62,136,322
Rivos, Inc., Series A1	2,997,684	7,614,118
		69,750,440
Software(c) — 7.1%
AnyRoad, Inc., Series B, (Acquired 12/07/21, Cost: $14,999,995)(a)	2,745,894	8,539,730
Security	Shares	Value
Software (continued)
Bolt Financial, Inc., Series E, (Acquired 01/18/22, Cost: $0)(a)	898,024	$ 9
Deepgram, Inc., Series B, (Acquired 10/22/21, Cost: $11,999,997)(a)	2,165,400	17,496,432
Dragos, Inc., Series D, (Acquired 09/28/21, Cost: $39,999,959)(a)	900,760	33,715,447
Genesys Cloud Services, Inc., (Acquired 11/24/21, Cost: $30,000,101)	4,651,163	16,930,233
Open Space Labs, Inc., Series D, (Acquired 01/31/22, Cost: $15,000,003)(a)	1,687,916	13,300,778
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $10,999,993)(a)	732,373	7,016,133
Snyk Ltd., Series F, (Acquired 09/02/21, Cost: $24,038,470)(a)	1,685,092	9,739,832
Validere Technologies, Inc., Series B, (Acquired 10/21/21, Cost: $10,000,000)(a)	4,684,060	8,056,583
		114,795,177
Specialty Retail — 0.0%
Super73, Inc., Series C-1, (Acquired 10/25/22, Cost: $12,000,000)(a)(c)	1,400,669	14
Wireless Telecommunication Services — 1.0%
Loft Orbital Solutions, Inc., Series B, (Acquired 10/14/21, Cost: $24,999,992)(a)(c)	1,365,305	15,386,987
		337,158,317
Total Preferred Securities — 20.9% (Cost: $607,974,969)		337,158,317
Total Long-Term Investments — 95.7% (Cost: $1,709,330,604)		1,542,231,603
Short-Term Securities
Money Market Funds — 5.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.47%(f)(g)(h)	11,973,054	11,977,843
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.20%(f)(g)	75,455,498	75,455,498
Total Short-Term Securities — 5.5% (Cost: $87,432,677)		87,433,341
Total Investments — 101.2% (Cost: $1,796,763,281)		1,629,664,944
Liabilities in Excess of Other Assets — (1.2)%		(18,561,134)
Net Assets — 100.0%		$ 1,611,103,810

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)
Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $365,174,585, representing 22.7% of its net assets as of period end, and an original cost of $666,922,924.

(d)	All or a portion of this security is on loan.
(e)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Technology and Private Equity Term Trust (BTX)

For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/25	Shares Held at 06/30/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$ 14,267,970	$ —	$ (2,287,240)(a)	$ (3,114)	$ 227	$ 11,977,843	11,973,054	$ 67,660 (b)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	2,002,846	73,452,652 (a)	—	—	—	75,455,498	75,455,498	965,180	—
				$ (3,114)	$ 227	$ 87,433,341		$ 1,032,840	$ —

(a)	Represents net amount purchased (sold).
(b)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Categorized by Risk Exposure
For the period ended June 30, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$ —	$ —	$ 4,924,967	$ —	$ —	$ —	$ 4,924,967
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ (4,189,091)	$ —	$ —	$ —	$ (4,189,091)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts written	$— (a)

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$ 7,646,896	$ —	$ —	$ 7,646,896
Automobiles	12,565,677	4,468,596	—	17,034,273
Broadline Retail	36,624,797	—	—	36,624,797
Capital Markets	11,251,916	—	—	11,251,916
Communications Equipment	24,046,377	10,472,383	—	34,518,760
Consumer Finance	6,819,390	—	—	6,819,390
Diversified Consumer Services	—	—	11,606,852	11,606,852
Diversified Telecommunication Services	11,264,921	—	—	11,264,921

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Technology and Private Equity Term Trust (BTX)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Electrical Equipment	$ —	$ 7,874,766	$ —	$ 7,874,766
Electronic Equipment, Instruments & Components	64,547,360	—	—	64,547,360
Entertainment	106,857,659	36,012,474	—	142,870,133
Financial Services	—	23,788,664	—	23,788,664
Health Care Technology	—	8,365,651	—	8,365,651
Independent Power and Renewable Electricity Producers	13,176,242	—	—	13,176,242
Industrial Conglomerates	—	29,055,611	—	29,055,611
Interactive Media & Services	—	—	4,604,159	4,604,159
IT Services	72,528,388	15,687,420	—	88,215,808
Life Sciences Tools & Services	9,726,131	—	—	9,726,131
Media	9,166,461	—	—	9,166,461
Professional Services	26,259,734	—	—	26,259,734
Semiconductors & Semiconductor Equipment	258,122,529	132,889,366	—	391,011,895
Software	154,327,355	26,256,199	19,450,699	200,034,253
Technology Hardware, Storage & Peripherals	38,012,343	11,596,270	—	49,608,613
Preferred Securities
Preferred Stocks	—	—	337,158,317	337,158,317
Short-Term Securities
Money Market Funds	87,433,341	—	—	87,433,341
	$950,377,517	$306,467,400	$372,820,027	$1,629,664,944
A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Common Stocks	Preferred Stocks	Total
Assets
Opening balance, as of December 31, 2024	$ 48,285,769	$ 394,763,266	$ 443,049,035
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	(12,624,059)	40,537,131	27,913,072
Purchases	—	31,324	31,324
Sales	—	(98,173,404)	(98,173,404)
Closing balance, as of June 30, 2025	$ 35,661,710	$ 337,158,317	$ 372,820,027
Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2025(b)	$ (12,624,059)	$ (7,536,020)	$ (20,160,079)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)
Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2025 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the Valuation Committee to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.
	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$35,661,710	Market	Revenue Multiple	4.75x - 13.00x	9.34x
			Gross Profit Multiple	8.25x	—

Preferred Stocks	337,158,317	Market	Revenue Multiple	0.50x - 13.50x	8.01x
			Time to Exit	0.5 - 5.0 years	2.8 years
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Technology and Private Equity Term Trust (BTX)

Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
		Volatility	35% - 90%	68%
		Market Adjustment Multiple	0.59x - 1.05x	0.94x
$372,820,027

(a)	A significant change in unobservable input could result in a correlated or inverse change in value.
See notes to financial statements.

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)
June 30, 2025
BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)
(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks
Air Freight & Logistics — 0.8%
DSV A/S	18,548	$ 4,448,816
Building Products — 9.0%
Cie de Saint-Gobain SA	129,562	15,220,325
Kingspan Group PLC	113,314	9,655,415
Owens Corning	60,266	8,287,780
Trane Technologies PLC	40,629	17,771,531
		50,935,051
Chemicals — 2.7%
Air Liquide SA	26,659	5,497,114
Linde PLC	20,666	9,696,074
		15,193,188
Commercial Services & Supplies — 4.2%
Republic Services, Inc.	49,729	12,263,669
Waste Management, Inc.	50,451	11,544,198
		23,807,867
Construction & Engineering — 4.4%
Quanta Services, Inc.	26,538	10,033,487
Vinci SA	101,356	14,947,008
		24,980,495
Construction Materials — 1.1%
Heidelberg Materials AG	26,122	6,151,645
Electric Utilities — 26.3%
American Electric Power Co., Inc.(a)	121,078	12,563,053
Constellation Energy Corp.(b)	52,718	17,015,262
Duke Energy Corp.(a)	97,190	11,468,420
Elia Group SA/NV	82,881	9,572,289
Enel SpA	2,078,337	19,724,890
Entergy Corp.	116,940	9,720,053
NextEra Energy, Inc.(a)(b)	396,738	27,541,552
PG&E Corp.	642,650	8,958,541
Southern Co.	137,158	12,595,219
SSE PLC	791,034	19,918,326
		149,077,605
Electrical Equipment — 15.3%
GE Vernova, Inc.(a)	34,154	18,072,589
Hubbell, Inc.	17,492	7,143,908
Nexans SA	70,566	9,234,207
NEXTracker, Inc., Class A(c)	143,560	7,805,357
Prysmian SpA	161,397	11,426,777
Schneider Electric SE	32,611	8,755,562
Siemens Energy AG(c)	107,806	12,600,467
Vertiv Holdings Co., Class A	25,548	3,280,619
Vestas Wind Systems A/S	566,715	8,512,600
		86,832,086
Electronic Equipment, Instruments & Components — 0.7%
Hexagon AB, B shares	415,384	4,186,902
Ground Transportation — 1.8%
Canadian Pacific Kansas City Ltd.	126,296	10,033,194
Security	Shares	Value
Independent Power and Renewable Electricity Producers — 6.0%
Boralex, Inc., Class A	243,828	$ 5,665,297
EDP Renovaveis SA	1,204,133	13,473,899
Orron Energy AB(c)	3,401,100	1,684,961
Vistra Corp.	69,133	13,398,667
		34,222,824
Multi-Utilities — 14.9%
CenterPoint Energy, Inc.	273,436	10,046,039
CMS Energy Corp.(a)	136,248	9,439,262
Dominion Energy, Inc.	206,300	11,660,076
National Grid PLC	1,216,098	17,850,687
NiSource, Inc.	240,500	9,701,770
Public Service Enterprise Group, Inc.(b)	131,874	11,101,153
Sempra(b)	191,134	14,482,223
		84,281,210
Oil, Gas & Consumable Fuels — 10.1%
Cheniere Energy, Inc.(b)	65,832	16,031,409
Hess Midstream LP, Class A	103,250	3,976,157
Pembina Pipeline Corp.	182,548	6,854,180
Targa Resources Corp.	69,138	12,035,543
Williams Cos., Inc.(b)	297,331	18,675,360
		57,572,649
Semiconductors & Semiconductor Equipment — 1.5%
First Solar, Inc.(b)(c)	51,714	8,560,736
Total Long-Term Investments — 98.8% (Cost: $353,728,923)		560,284,268
Short-Term Securities
Money Market Funds — 2.2%
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.20%(d)(e)	12,298,539	12,298,539
Total Short-Term Securities — 2.2% (Cost: $12,298,539)		12,298,539
Total Investments Before Options Written — 101.0% (Cost: $366,027,462)		572,582,807
Options Written — (1.0)% (Premiums Received: $(4,970,499))		(5,817,506)
Total Investments, Net of Options Written — 100.0% (Cost: $361,056,963)		566,765,301
Other Assets Less Liabilities — 0.0%		68,247
Net Assets — 100.0%		$ 566,833,548

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(c)	Non-income producing security.
(d)	Affiliate of the Trust.
(e)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 12/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/25	Shares Held at 06/30/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$ —	$ 489 (b)	$ —	$ (489)	$ —	$ —	—	$ 540 (c)	$ —
BlackRock Liquidity Funds, T-Fund, Institutional Shares	13,062,505	—	(763,966)(b)	—	—	12,298,539	12,298,539	245,509	—
				$ (489)	$ —	$ 12,298,539		$ 246,049	$ —

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)
All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Cheniere Energy, Inc.	82	07/09/25	USD	245.00	USD	1,997	$ (28,900)
Constellation Energy Corp.	92	07/11/25	USD	320.00	USD	2,969	(93,380)
NextEra Energy, Inc.	432	07/11/25	USD	75.00	USD	2,999	(5,184)
American Electric Power Co., Inc.	156	07/18/25	USD	105.00	USD	1,619	(16,380)
Boralex, Inc., Class A	540	07/18/25	CAD	31.00	CAD	1,709	(43,620)
Canadian Pacific Kansas City Ltd.	192	07/18/25	CAD	114.00	CAD	2,077	(3,525)
CenterPoint Energy, Inc.	459	07/18/25	USD	38.01	USD	1,686	(9,877)
CMS Energy Corp.	273	07/18/25	USD	70.00	USD	1,891	(17,745)
Dominion Energy, Inc.	536	07/18/25	USD	55.00	USD	3,029	(112,560)
Duke Energy Corp.	170	07/18/25	USD	115.00	USD	2,006	(62,900)
Entergy Corp.	204	07/18/25	USD	85.00	USD	1,696	(16,320)
GE Vernova, Inc.	10	07/18/25	USD	520.00	USD	529	(23,600)
Hess Midstream LP, Class A	180	07/18/25	USD	38.01	USD	693	(19,744)
Hubbell, Inc.	38	07/18/25	USD	400.00	USD	1,552	(57,760)
Linde PLC	44	07/18/25	USD	460.00	USD	2,064	(60,940)
NextEra Energy, Inc.	631	07/18/25	USD	75.00	USD	4,380	(14,829)
NiSource, Inc.	387	07/18/25	USD	40.00	USD	1,561	(31,927)
Owens Corning	105	07/18/25	USD	140.00	USD	1,444	(34,387)
Quanta Services, Inc.	62	07/18/25	USD	360.00	USD	2,344	(137,950)
Republic Services, Inc., Class A	79	07/18/25	USD	250.00	USD	1,948	(15,603)
Sempra	334	07/18/25	USD	75.00	USD	2,531	(67,635)
Southern Co.	220	07/18/25	USD	90.00	USD	2,020	(60,500)
Targa Resources Corp.	145	07/18/25	USD	185.00	USD	2,524	(13,050)
Trane Technologies PLC	70	07/18/25	USD	430.00	USD	3,062	(93,450)
Trane Technologies PLC	77	07/18/25	USD	440.00	USD	3,368	(59,675)
Vertiv Holdings Co.	20	07/18/25	USD	95.00	USD	257	(67,350)
Vertiv Holdings Co.	49	07/18/25	USD	110.00	USD	629	(94,202)
Vertiv Holdings Co.	20	07/18/25	USD	120.00	USD	257	(21,450)
Vista Energy Corp.	140	07/18/25	USD	170.00	USD	2,713	(361,200)
Waste Management, Inc.	176	07/18/25	USD	240.00	USD	4,027	(5,720)
Williams Cos., Inc.	216	07/18/25	USD	60.00	USD	1,357	(71,280)
Cheniere Energy, Inc.	78	07/25/25	USD	245.00	USD	1,899	(49,530)
Constellation Energy Corp.	92	07/25/25	USD	335.00	USD	2,969	(99,820)
NextEra Energy, Inc.	325	07/25/25	USD	75.00	USD	2,256	(17,063)
Vista Energy Corp.	101	07/25/25	USD	185.00	USD	1,957	(165,892)
Hubbell, Inc.	28	07/29/25	USD	397.14	USD	1,144	(56,118)
Williams Cos., Inc.	216	08/01/25	USD	60.00	USD	1,357	(81,000)
American Electric Power Co., Inc.	267	08/15/25	USD	107.00	USD	2,770	(35,680)

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Exchange-Traded Options Written (continued)
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Boralex, Inc., Class A	313	08/15/25	CAD	33.00	CAD	990	$ (15,055)
Canadian Pacific Kansas City Ltd.	250	08/15/25	CAD	114.00	CAD	2,705	(16,523)
CenterPoint Energy, Inc.	498	08/15/25	USD	37.00	USD	1,830	(51,045)
CMS Energy Corp.	203	08/15/25	USD	70.00	USD	1,406	(27,405)
Dominion Energy, Inc.	186	08/15/25	USD	55.00	USD	1,051	(51,615)
Entergy Corp.	204	08/15/25	USD	85.00	USD	1,696	(41,310)
GE Vernova, Inc.	110	08/15/25	USD	490.00	USD	5,821	(677,600)
Hess Midstream LP, Class A	181	08/15/25	USD	40.00	USD	697	(9,955)
Linde PLC	28	08/15/25	USD	470.00	USD	1,314	(39,340)
NiSource, Inc.	454	08/15/25	USD	40.31	USD	1,831	(50,650)
Owens Corning	105	08/15/25	USD	140.00	USD	1,444	(74,550)
PG&E Corp.	621	08/15/25	USD	15.00	USD	866	(22,666)
Public Service Enterprise Group, Inc.	461	08/15/25	USD	82.50	USD	3,881	(182,095)
Quanta Services, Inc.	30	08/15/25	USD	370.00	USD	1,134	(72,600)
Republic Services, Inc., Class A	96	08/15/25	USD	250.00	USD	2,367	(57,120)
Sempra	334	08/15/25	USD	80.00	USD	2,531	(27,555)
Southern Co.	260	08/15/25	USD	92.50	USD	2,388	(60,450)
Targa Resources Corp.	96	08/15/25	USD	185.00	USD	1,671	(36,960)
Williams Cos., Inc.	608	08/15/25	USD	65.00	USD	3,819	(83,600)
Duke Energy Corp.	170	09/19/25	USD	125.00	USD	2,006	(24,650)
							$ (3,850,490)
OTC Options Written
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SSE PLC	UBS AG	84,900	07/02/25	GBP	17.51	GBP	1,557	$ (94,102)
Vestas Wind Systems A/S	Citibank N.A.	76,000	07/02/25	DKK	118.98	DKK	7,231	—
Cheniere Energy, Inc.	UBS AG	7,000	07/07/25	USD	234.00	USD	1,705	(72,830)
EDP Renovaveis SA	Bank of America N.A.	125,000	07/08/25	EUR	10.26	EUR	1,187	(9)
PG&E Corp.	Morgan Stanley & Co. International PLC	15,400	07/08/25	USD	17.46	USD	866	—
SSE PLC	Goldman Sachs International	85,000	07/08/25	GBP	17.51	GBP	1,559	(101,080)
Pembina Pipeline Corp.	Citibank N.A.	31,900	07/09/25	CAD	53.05	CAD	1,631	(4,514)
Compagnie de Saint-Gobain S.A.	Morgan Stanley & Co. International PLC	23,000	07/10/25	EUR	103.21	EUR	2,294	(11,843)
DSV A/S	Goldman Sachs International	3,400	07/10/25	DKK	1,665.30	DKK	5,165	(129)
Nexans S.A.	Citibank N.A.	6,200	07/10/25	EUR	101.82	EUR	689	(68,766)
PG&E Corp.	Barclays Bank PLC	15,400	07/10/25	USD	17.85	USD	215	—
Prysmian SpA	Citibank N.A.	19,200	07/10/25	EUR	56.88	EUR	1,154	(81,407)
Siemens Energy AG	Morgan Stanley & Co. International PLC	18,200	07/10/25	EUR	81.28	EUR	1,806	(363,400)
SSE PLC	Morgan Stanley & Co. International PLC	50,900	07/15/25	GBP	17.77	GBP	934	(52,120)
PG&E Corp.	Barclays Bank PLC	15,400	07/16/25	USD	17.89	USD	215	(12)
Nexans S.A.	Goldman Sachs International	6,200	07/17/25	EUR	102.71	EUR	689	(66,285)
Siemens Energy AG	BNP Paribas SA	19,600	07/17/25	EUR	97.81	EUR	1,945	(77,916)
Vestas Wind Systems A/S	Goldman Sachs International	25,000	07/17/25	DKK	110.00	DKK	2,378	(2,167)
Pembina Pipeline Corp.	Morgan Stanley & Co. International PLC	31,900	07/22/25	CAD	52.05	CAD	1,631	(14,351)
Air Liquide SA	Barclays Bank PLC	8,400	07/23/25	EUR	187.88	EUR	1,470	(2,221)
Elia Group SA/NV	UBS AG	25,000	07/23/25	EUR	95.68	EUR	2,451	(129,206)
Enel SpA	Barclays Bank PLC	595,400	07/23/25	EUR	8.19	EUR	4,797	(6,509)
Hexagon AB, B Shares	Barclays Bank PLC	53,400	07/23/25	SEK	98.99	SEK	5,092	(4,575)
National Grid PLC	Barclays Bank PLC	198,400	07/23/25	GBP	10.74	GBP	2,122	(35,836)
Schneider Electric SE	UBS AG	6,000	07/23/25	EUR	223.92	EUR	1,368	(52,492)
SSE PLC	UBS AG	56,000	07/23/25	GBP	18.53	GBP	1,027	(30,195)
EDP Renovaveis SA	Bank of America N.A.	160,000	07/24/25	EUR	9.61	EUR	1,520	(28,282)
Air Liquide SA	JPMorgan Chase Bank N.A.	1,000	07/29/25	EUR	189.85	EUR	175	(296)
Compagnie de Saint-Gobain S.A.	JPMorgan Chase Bank N.A.	19,800	07/29/25	EUR	103.82	EUR	1,975	(30,470)
Elia Group SA/NV	UBS AG	4,100	07/29/25	EUR	95.02	EUR	402	(25,427)
Kingspan Group PLC	JPMorgan Chase Bank N.A.	23,000	07/29/25	EUR	79.35	EUR	1,664	(7,193)
Prysmian SpA	Goldman Sachs International	37,200	07/29/25	EUR	61.19	EUR	2,236	(80,072)
Vinci SA	JPMorgan Chase Bank N.A.	35,500	07/29/25	EUR	130.71	EUR	4,444	(38,043)
Hexagon AB, B Shares	Barclays Bank PLC	25,000	07/30/25	SEK	97.33	SEK	2,384	(4,750)
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

OTC Options Written (continued)
Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Kingspan Group PLC	Barclays Bank PLC	14,600	07/30/25	EUR	76.19	EUR	1,056	$ (12,212)
National Grid PLC	Morgan Stanley & Co. International PLC	158,200	07/30/25	GBP	10.71	GBP	1,692	(36,347)
Vestas Wind Systems A/S	Bank of America N.A.	82,100	07/30/25	DKK	110.16	DKK	7,811	(19,713)
Enel SpA	Barclays Bank PLC	101,700	08/05/25	EUR	8.04	EUR	819	(6,981)
Hexagon AB, B Shares	Barclays Bank PLC	67,000	08/05/25	SEK	97.43	SEK	6,389	(15,281)
National Grid PLC	JPMorgan Chase Bank N.A.	69,100	08/05/25	GBP	10.99	GBP	739	(8,524)
DSV A/S	Barclays Bank PLC	3,100	08/06/25	DKK	1,560.52	DKK	4,709	(17,987)
Heidelberg Materials AG	Bank of America N.A.	9,200	08/06/25	EUR	197.07	EUR	1,839	(100,727)
Nexans S.A.	Citibank N.A.	12,200	08/08/25	EUR	104.76	EUR	1,355	(133,285)
PG&E Corp.	Barclays Bank PLC	116,600	08/08/25	USD	14.16	USD	1,625	(74,105)
Schneider Electric SE	Citibank N.A.	5,400	08/08/25	EUR	228.43	EUR	1,231	(49,037)
EDP Renovaveis SA	Bank of America N.A.	136,400	08/12/25	EUR	10.40	EUR	1,296	(6,319)
								$ (1,967,016)
Balances Reported in the Statements of Assets and Liabilities for Options Written
Description	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$ N/A	$ (4,970,499)	$ 1,144,669	$ (1,991,676)	$ (5,817,506)
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written Options written at value	$ —	$ —	$ 5,817,506	$ —	$ —	$ —	$ 5,817,506
For the period ended June 30, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options written	$ —	$ —	$ (4,648,368)	$ —	$ —	$ —	$ (4,648,368)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	$ —	$ —	$ (3,015,949)	$ —	$ —	$ —	$ (3,015,949)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Options:
Average value of option contracts written	$4,949,620
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

2025 BlackRock Semi-Annual Report to Shareholders

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments
Options	$ —	$ 5,817,506
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	5,817,506
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(3,850,490)
Total derivative assets and liabilities subject to an MNA	$ —	$ 1,967,016
The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Bank of America N.A.	$ 155,050	$ —	$ (155,050)	$ —	$ —
Barclays Bank PLC	180,469	—	(180,469)	—	—
BNP Paribas SA	77,916	—	(77,916)	—	—
Citibank N.A.	337,009	—	(337,009)	—	—
Goldman Sachs International	249,733	—	(249,733)	—	—
JPMorgan Chase Bank N.A.	84,526	—	—	—	84,526
Morgan Stanley & Co. International PLC	478,061	—	(478,061)	—	—
UBS AG	404,252	—	(404,252)	—	—
	$ 1,967,016	$ —	$ (1,882,490)	$ —	$ 84,526

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)
Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the
Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Air Freight & Logistics	$ —	$ 4,448,816	$ —	$ 4,448,816
Building Products	26,059,311	24,875,740	—	50,935,051
Chemicals	9,696,074	5,497,114	—	15,193,188
Commercial Services & Supplies	23,807,867	—	—	23,807,867
Construction & Engineering	10,033,487	14,947,008	—	24,980,495
Construction Materials	—	6,151,645	—	6,151,645
Electric Utilities	99,862,100	49,215,505	—	149,077,605
Electrical Equipment	36,302,473	50,529,613	—	86,832,086
Electronic Equipment, Instruments & Components	—	4,186,902	—	4,186,902
Ground Transportation	10,033,194	—	—	10,033,194
Independent Power and Renewable Electricity Producers	19,063,964	15,158,860	—	34,222,824
Multi-Utilities	66,430,523	17,850,687	—	84,281,210
Oil, Gas & Consumable Fuels	57,572,649	—	—	57,572,649
Semiconductors & Semiconductor Equipment	8,560,736	—	—	8,560,736
Short-Term Securities
Money Market Funds	12,298,539	—	—	12,298,539
	$379,720,917	$192,861,890	$—	$572,582,807
Schedule of Investments

Schedule of Investments (unaudited)(continued)
June 30, 2025
BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$ (3,649,521)	$ (2,167,985)	$ —	$ (5,817,506)

(a)	Derivative financial instruments are options written. Options written are shown at value.
See notes to financial statements.

2025 BlackRock Semi-Annual Report to Shareholders

Statements of Assets and Liabilities (unaudited)
June 30, 2025

	BGR	BDJ(a)	BOE	BGY
ASSETS
Investments, at value — unaffiliated(b)(c)	$ 350,096,921	$ 1,641,704,620	$ 688,931,583	$ 567,486,284
Investments, at value — affiliated(d)	2,979,548	55,223,666	9,754,911	2,898,908
Cash	—	285,228	120,644	1,963,656
Cash pledged as collateral for OTC derivatives	—	100,000	—	1,306,794
Foreign currency, at value(e)	108,152	479,487	80,333	176,438
Receivables:
Investments sold	1,896,144	41,579,240	—	—
Options written	—	452,150	86,119	210,395
Securities lending income — affiliated	—	731	—	—
Dividends — unaffiliated	779,678	2,536,420	1,528,634	1,532,918
Dividends — affiliated	16,588	160,614	22,401	10,888
Deferred offering costs	—	210,889	—	—
Prepaid expenses	—	26,676	2,470	8,570
Total assets	355,877,031	1,742,759,721	700,527,095	575,594,851
LIABILITIES
Collateral on securities loaned	—	7,493,797	—	—
Options written, at value(f)	2,132,083	28,938,002	8,112,955	3,825,190
Payables:
Investments purchased	—	41,972,981	—	—
Accounting services fees	25,505	54,467	34,203	28,383
Custodian fees	16,209	47,745	40,973	69,395
Deferred foreign capital gain tax	—	—	—	143,518
Income dividend distributions	145,361	258,625	167,212	191,347
Investment advisory fees	288,548	1,069,396	460,373	464,229
IRS compliance fee for foreign withholding tax claims	—	—	30,473	1,704,802
Trustees’ and Officer’s fees	339,130	948,885	603,861	492,539
Options written	—	953,080	194,812	—
Other accrued expenses	7,306	32,106	5,780	6,125
Professional fees	98,828	90,931	44,995	76,699
Transfer agent fees	3,463	91,963	3,370	4,587
Total liabilities	3,056,433	81,951,978	9,699,007	7,006,814
Commitments and contingent liabilities
NET ASSETS	$ 352,820,598	$ 1,660,807,743	$ 690,828,088	$ 568,588,037
NET ASSETS CONSIST OF
Paid-in capital(g)(h)(i)	$ 464,770,139	$ 1,226,341,998	$ 542,965,361	$ 481,199,934
Accumulated earnings (loss)	(111,949,541)	434,465,745	147,862,727	87,388,103
NET ASSETS	$ 352,820,598	$ 1,660,807,743	$ 690,828,088	$ 568,588,037
Net asset value	$ 13.86	$ 9.39	$ 12.42	$ 6.27
(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost—unaffiliated	$247,990,744	$1,278,972,192	$500,612,329	$445,604,277
(c) Securities loaned, at value	$—	$7,344,759	$—	$—
(d) Investments, at cost—affiliated	$2,979,548	$55,223,666	$9,754,911	$2,898,908
(e) Foreign currency, at cost	$107,509	$479,883	$79,920	$175,634
(f) Premiums received	$2,561,374	$21,353,369	$7,221,732	$5,309,740
(g) Shares outstanding	25,456,171	176,944,689	55,600,125	90,614,455
(h) Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
(i) Par value	$0.001	$0.001	$0.001	$0.001
See notes to financial statements.
Financial Statements

Statements of Assets and Liabilities (unaudited) (continued)
June 30, 2025

	CII	BMEZ	BME	BCX
ASSETS
Investments, at value — unaffiliated(a)(b)	$ 950,115,443	$ 960,552,682	$ 504,361,297	$ 763,636,720
Investments, at value — affiliated(c)	5,646,470	14,416,221	22,508,070	28,271,348
Foreign currency, at value(d)	676	808	39,397	397,353
Receivables:
Investments sold	—	393,444	1,287,016	3,075,280
Options written	1,165,174	200,137	19,408	—
Securities lending income — affiliated	—	4,167	1,002	5,424
Dividends — unaffiliated	237,914	1,021,149	335,847	771,065
Dividends — affiliated	31,432	97,325	73,780	47,715
Interest — unaffiliated	—	12,809	—	157,500
Prepaid expenses	2,525	13,733	—	—
Total assets	957,199,634	976,712,475	528,625,817	796,362,405
LIABILITIES
Bank overdraft	—	—	—	2,517
Collateral on securities loaned	—	2,641,056	1,409,957	5,996,511
Options written, at value(e)	26,761,464	12,526,383	4,276,183	6,383,331
Payables:
Investments purchased	—	—	14,089,911	—
Accounting services fees	28,383	134,167	16,804	34,190
Custodian fees	6,021	95,643	29,042	35,334
Income dividend distributions	341,862	1,573,414	207,016	249,336
Investment advisory fees	626,851	977,419	412,248	637,172
IRS compliance fee for foreign withholding tax claims	—	—	—	861,588
Trustees’ and Officer’s fees	276,863	306,296	28,330	239,273
Options written	2,442,384	125,816	2,844	—
Other accrued expenses	8,429	100,422	15,115	31,791
Professional fees	37,810	113,538	36,535	135,311
Proxy fees	—	95,387	—	—
Transfer agent fees	380	5,550	4,022	9,891
Total liabilities	30,530,447	18,695,091	20,528,007	14,616,245
Commitments and contingent liabilities
NET ASSETS	$ 926,669,187	$ 958,017,384	$ 508,097,810	$ 781,746,160
NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$ 493,943,118	$ 1,134,604,967	$ 367,155,641	$ 903,484,615
Accumulated earnings (loss)	432,726,069	(176,587,583)	140,942,169	(121,738,455)
NET ASSETS	$ 926,669,187	$ 958,017,384	$ 508,097,810	$ 781,746,160
Net asset value	$ 22.65	$ 15.33	$ 39.31	$ 10.25
(a) Investments, at cost—unaffiliated	$626,430,005	$939,766,633	$346,697,523	$673,637,689
(b) Securities loaned, at value	$—	$2,569,099	$1,290,512	$5,857,497
(c) Investments, at cost—affiliated	$5,646,470	$14,416,221	$22,508,070	$28,271,348
(d) Foreign currency, at cost	$620	$777	$38,669	$390,487
(e) Premiums received	$16,830,615	$9,308,544	$4,582,810	$6,518,042
(f) Shares outstanding	40,917,987	62,501,404	12,924,103	76,238,090
(g) Shares authorized	200 million	Unlimited	Unlimited	Unlimited
(h) Par value	$0.10	$0.001	$0.001	$0.001
See notes to financial statements.

2025 BlackRock Semi-Annual Report to Shareholders

Statements of Assets and Liabilities (unaudited) (continued)
June 30, 2025

	BSTZ(a)	BST(a)	BTX	BUI
ASSETS
Investments, at value — unaffiliated(b)(c)	$ 1,537,935,831	$ 1,422,768,779	$ 1,542,231,603	$ 560,284,268
Investments, at value — affiliated(d)	50,993,885	1,029,031	87,433,341	12,298,539
Cash	30,600	52,127	—	11,121
Cash pledged as collateral for OTC derivatives	380,000	—	—	—
Foreign currency, at value(e)	69,775	15,579	236,677	80,902
Receivables:
Investments sold	5,589,208	14,551,082	9,367,828	1,023
Options written	—	248,766	—	42,321
Securities lending income — affiliated	26,204	80	18,199	282
Dividends — unaffiliated	185,320	311,433	183,758	822,657
Dividends — affiliated	43,512	15,578	184,537	45,349
Deferred offering costs	—	—	—	116,155
Prepaid expenses	112,406	604	36,128	—
Total assets	1,595,366,741	1,438,993,059	1,639,692,071	573,702,617
LIABILITIES
Collateral on securities loaned	27,923,257	—	11,973,416	—
Options written, at value(f)	10,877,948	12,241,210	—	5,817,506
Payables:
Investments purchased	15,588,095	12,206,787	12,659,967	1,191
Accounting services fees	121,592	28,386	133,736	28,386
Custodian fees	91,537	23,989	57,543	26,249
Deferred capital gain tax	3,506,360	393,920	—	—
Income dividend distributions	2,036,346	420,384	1,604,510	—
Investment advisory fees	1,519,648	1,118,152	1,611,512	455,637
IRS compliance fee for foreign withholding tax claims	—	—	—	87,335
Offering costs	—	—	—	116,155
Trustees’ and Officer’s fees	281,248	58,805	275,164	—
Options written	—	373,389	—	196,388
Other accrued expenses	65,589	68,385	11,640	47,850
Professional fees	99,197	85,926	104,623	54,628
Proxy fees	—	—	83,223	—
Transfer agent fees	128	19,135	72,927	37,744
Total liabilities	62,110,945	27,038,468	28,588,261	6,869,069
Commitments and contingent liabilities
NET ASSETS	$ 1,533,255,796	$ 1,411,954,591	$ 1,611,103,810	$ 566,833,548
NET ASSETS CONSIST OF
Paid-in capital(g)(h)(i)	$ 954,804,595	$ 729,562,726	$ 3,723,540,676	$ 374,599,337
Accumulated earnings (loss)	578,451,201	682,391,865	(2,112,436,866)	192,234,211
NET ASSETS	$ 1,533,255,796	$ 1,411,954,591	$ 1,611,103,810	$ 566,833,548
Net asset value	$ 22.30	$ 40.67	$ 7.55	$ 24.95
(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost—unaffiliated	$923,995,805	$720,407,409	$1,709,330,604	$353,728,923
(c) Securities loaned, at value	$26,849,180	$—	$11,266,527	$—
(d) Investments, at cost—affiliated	$50,993,340	$1,029,031	$87,432,677	$12,298,539
(e) Foreign currency, at cost	$69,292	$15,617	$236,484	$80,420
(f) Premiums received	$6,127,064	$6,646,248	$—	$4,970,499
(g) Shares outstanding	68,744,150	34,720,019	213,338,148	22,714,729
(h) Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
(i) Par value	$0.001	$0.001	$0.001	$0.001
See notes to financial statements.
Financial Statements

Statements of Operations (unaudited)
Six Months Ended June 30, 2025

	BGR	BDJ(a)	BOE	BGY
INVESTMENT INCOME
Dividends — unaffiliated	$6,503,762	$21,772,431	$8,624,872	$9,523,975
Dividends — affiliated	148,975	828,079	155,491	157,270
Securities lending income — affiliated — net	—	890	—	1,260
Other income — unaffiliated	33,581	5,431	2,349	54,434
Foreign taxes withheld	(245,279)	(235,009)	(394,841)	(769,157)
Foreign withholding tax claims	686,134	375,011	58,807	855,585
IRS compliance fee for foreign withholding tax claims	—	—	(30,473)	(54,670)
Total investment income	7,127,173	22,746,833	8,416,205	9,768,697
EXPENSES
Investment advisory	1,751,860	6,382,047	3,410,876	2,806,439
Professional	105,735	122,181	69,646	113,690
Transfer agent	93,419	84,910	205,349	176,466
Trustees and Officer	34,685	109,103	63,473	49,131
Accounting services	21,847	46,641	29,274	24,305
Custodian	16,791	43,619	32,217	57,504
Printing and postage	12,707	26,022	13,149	15,139
Registration	4,686	31,762	10,499	17,109
Miscellaneous	24,803	100,404	54,930	76,156
Total expenses excluding interest expense	2,066,533	6,946,689	3,889,413	3,335,939
Interest expense — unaffiliated	576	1,505	895	2,066
Total expenses	2,067,109	6,948,194	3,890,308	3,338,005
Less:
Fees waived and/or reimbursed by the Manager	(2,661)	(14,729)	(599,661)	(2,797)
Total expenses after fees waived and/or reimbursed	2,064,448	6,933,465	3,290,647	3,335,208
Net investment income	5,062,725	15,813,368	5,125,558	6,433,489
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	20,239,228	66,514,551	17,063,430	3,078,716
Investments — affiliated	—	(208)	—	(354)
Foreign currency transactions	(67,733)	99,943	158,237	(90,121)
Options written	2,906,505	(10,227,303)	(6,230,812)	(2,365,048)
	23,078,000	56,386,983	10,990,855	623,193
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(10,389,052)	74,922,741	37,474,908	51,022,479 (b)
Foreign currency translations	9,564	12,710	113,447	104,979
Options written	(489,976)	(17,219,246)	(4,463,875)	(100,224)
	(10,869,464)	57,716,205	33,124,480	51,027,234
Net realized and unrealized gain	12,208,536	114,103,188	44,115,335	51,650,427
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,271,261	$129,916,556	$49,240,893	$58,083,916
(a) Consolidated Statement of Operations.
(b) Net of increase in deferred foreign capital gain tax of	$—	$—	$—	$(133,748)
See notes to financial statements.

2025 BlackRock Semi-Annual Report to Shareholders

Statements of Operations (unaudited) (continued)
Six Months Ended June 30, 2025

	CII	BMEZ	BME	BCX
INVESTMENT INCOME
Dividends — unaffiliated	$3,276,368	$3,300,641	$3,492,308	$13,612,010
Dividends — affiliated	272,879	1,627,665	468,619	466,512
Securities lending income — affiliated — net	559	29,460	2,753	18,110
Other income — unaffiliated	—	—	—	51,092
Foreign taxes withheld	(60,094)	(271,761)	(44,084)	(760,609)
Foreign withholding tax claims	—	—	37,749	1,180,600
IRS compliance fee for foreign withholding tax claims	—	—	—	(861,588)
Total investment income	3,489,712	4,686,005	3,957,345	13,706,127
EXPENSES
Investment advisory	3,666,689	8,456,910	2,633,784	3,850,838
Transfer agent	107,283	115,047	103,442	279,847
Professional	73,137	97,592	64,441	155,997
Trustees and Officer	45,304	68,860	18,993	40,512
Printing and postage	39,096	43,415	14,817	14,276
Accounting services	24,305	100,108	14,374	29,283
Custodian	14,008	23,134	24,449	31,713
Registration	7,537	18,168	4,255	14,394
Offering	—	—	84,599	—
Miscellaneous	28,309	287,386	33,951	65,392
Total expenses excluding interest expense	4,005,668	9,210,620	2,997,105	4,482,252
Interest expense — unaffiliated	1,041	189	87	3,595
Total expenses	4,006,709	9,210,809	2,997,192	4,485,847
Less:
Fees waived and/or reimbursed by the Manager	(4,858)	(29,042)	(8,358)	(8,310)
Total expenses after fees waived and/or reimbursed	4,001,851	9,181,767	2,988,834	4,477,537
Net investment income (loss)	(512,139)	(4,495,762)	968,511	9,228,590
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	92,430,066	(59,243,354)	5,716,886	29,657,219
Investments — affiliated	(305)	(364)	(366)	(2,474)
Foreign currency transactions	8,938	7,627	8,443	341,737
Options written	(11,793,743)	15,292,220	3,732,625	7,236,452
	80,644,956	(43,943,871)	9,457,588	37,232,934
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	17,221,699	(5,477,154)	(11,778,296)	41,026,967
Investments — affiliated	41	779	(16)	140
Foreign currency translations	(409)	82,266	7,757	29,536
Options written	(13,083,917)	(8,668,458)	(2,217,202)	(2,882,828)
	4,137,414	(14,062,567)	(13,987,757)	38,173,815
Net realized and unrealized gain (loss)	84,782,370	(58,006,438)	(4,530,169)	75,406,749
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$84,270,231	$(62,502,200)	$(3,561,658)	$84,635,339
See notes to financial statements.
Financial Statements

Statements of Operations (unaudited) (continued)
Six Months Ended June 30, 2025

	BSTZ(a)	BST(a)	BTX	BUI
INVESTMENT INCOME
Dividends — unaffiliated	$1,270,220	$2,611,854	$5,435,812	$6,117,170
Dividends — affiliated	396,525	203,619	965,180	245,509
Securities lending income — affiliated — net	94,504	4,134	67,660	540
Foreign taxes withheld	(138,588)	(72,668)	(140,691)	(168,951)
Foreign withholding tax claims	—	—	—	138,225
IRS compliance fee for foreign withholding tax claims	—	—	—	(87,335)
Total investment income	1,622,661	2,746,939	6,327,961	6,245,158
EXPENSES
Investment advisory	9,316,821	6,465,385	9,837,230	2,609,034
Professional	116,829	343,717	454,348	54,904
Transfer agent	97,774	137,516	58,495	31,982
Accounting services	86,717	24,303	98,666	24,303
Trustees and Officer	64,973	43,588	65,289	16,107
Custodian	54,356	18,958	44,348	20,810
Printing and postage	14,510	6,039	15,876	5,758
Registration	12,980	6,752	38,285	4,237
Offering	—	71,340	—	124,006
Miscellaneous	142,618	157,111	379,192	52,822
Total expenses excluding interest expense	9,907,578	7,274,709	10,991,729	2,943,963
Interest expense — unaffiliated	194	525	884	579
Total expenses	9,907,772	7,275,234	10,992,613	2,944,542
Less:
Fees waived and/or reimbursed by the Manager	(7,006)	(3,625)	(17,044)	(4,369)
Total expenses after fees waived and/or reimbursed	9,900,766	7,271,609	10,975,569	2,940,173
Net investment income (loss)	(8,278,105)	(4,524,670)	(4,647,608)	3,304,985
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	121,040,119	66,529,287	27,275,686	20,867,872
Investments — affiliated	(3,497)	(53)	(3,114)	(489)
Foreign currency transactions	16,138	103,776	(224,396)	(33,385)
Options written	2,731,607	(1,364,329)	4,924,967	(4,648,368)
	123,784,367	65,268,681	31,973,143	16,185,630
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(80,001,692)(b)	38,378,221 (b)	(88,827,134)	54,235,053
Investments — affiliated	(893)	—	227	—
Foreign currency translations	132	4,050	1,699	27,571
Options written	(7,662,996)	(9,968,022)	(4,189,091)	(3,015,949)
	(87,665,449)	28,414,249	(93,014,299)	51,246,675
Net realized and unrealized gain (loss)	36,118,918	93,682,930	(61,041,156)	67,432,305
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,840,813	$89,158,260	$(65,688,764)	$70,737,290
(a) Consolidated Statement of Operations.
(b) Net of reduction in deferred capital gain tax of	$52,239	$27,859	$—	$—
See notes to financial statements.

2025 BlackRock Semi-Annual Report to Shareholders

Statements of Changes in Net Assets

	BGR		BDJ(a)
	Six Months Ended 06/30/25 (unaudited)	Year Ended 12/31/24	Six Months Ended 06/30/25 (unaudited)	Year Ended 12/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$5,062,725	$8,902,650	$15,813,368	$31,964,398
Net realized gain	23,078,000	17,018,043	56,386,983	71,556,715
Net change in unrealized appreciation (depreciation)	(10,869,464)	(11,777,785)	57,716,205	61,248,610
Net increase in net assets resulting from operations	17,271,261	14,142,908	129,916,556	164,769,723
DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(14,988,332)(c)	(8,876,987)	(65,717,258)(c)	(125,237,041)
Return of capital	—	(13,896,512)	—	—
Decrease in net assets resulting from distributions to shareholders	(14,988,332)	(22,773,499)	(65,717,258)	(125,237,041)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(9,032,106)	(19,781,491)	—	(84,525,360)
NET ASSETS
Total increase (decrease) in net assets	(6,749,177)	(28,412,082)	64,199,298	(44,992,678)
Beginning of period	359,569,775	387,981,857	1,596,608,445	1,641,601,123
End of period	$352,820,598	$359,569,775	$1,660,807,743	$1,596,608,445

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets (continued)

	BOE		BGY
	Six Months Ended 06/30/25 (unaudited)	Year Ended 12/31/24	Six Months Ended 06/30/25 (unaudited)	Year Ended 12/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$5,125,558	$10,995,449	$6,433,489	$8,892,803
Net realized gain	10,990,855	20,894,699	623,193	34,431,931
Net change in unrealized appreciation (depreciation)	33,124,480	30,507,659	51,027,234	(31,544,308)
Net increase in net assets resulting from operations	49,240,893	62,397,807	58,083,916	11,780,426
DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(28,420,133)(b)	(10,955,631)	(23,858,982)(b)	(41,087,555)
Return of capital	—	(36,227,997)	—	—
Decrease in net assets resulting from distributions to shareholders	(28,420,133)	(47,183,628)	(23,858,982)	(41,087,555)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(34,701,871)	(36,994,167)	(28,595,928)	(30,215,690)
NET ASSETS
Total increase (decrease) in net assets	(13,881,111)	(21,779,988)	5,629,006	(59,522,819)
Beginning of period	704,709,199	726,489,187	562,959,031	622,481,850
End of period	$690,828,088	$704,709,199	$568,588,037	$562,959,031

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.

2025 BlackRock Semi-Annual Report to Shareholders

Statements of Changes in Net Assets (continued)

	CII		BMEZ
	Six Months Ended 06/30/25 (unaudited)	Year Ended 12/31/24	Six Months Ended 06/30/25 (unaudited)	Year Ended 12/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(512,139)	$1,804,768	$(4,495,762)	$3,882,343
Net realized gain (loss)	80,644,956	131,087,223	(43,943,871)	17,150,385
Net change in unrealized appreciation (depreciation)	4,137,414	(8,234,771)	(14,062,567)	2,716,794
Net increase (decrease) in net assets resulting from operations	84,270,231	124,657,220	(62,502,200)	23,749,522
DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(34,912,485)(b)	(53,906,727)	(92,726,664)(b)	—
Return of capital	—	—	—	(177,775,924)
Decrease in net assets resulting from distributions to shareholders	(34,912,485)	(53,906,727)	(92,726,664)	(177,775,924)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(22,239,867)	(45,649,966)	(550,636,007)	(89,462,275)
NET ASSETS
Total increase (decrease) in net assets	27,117,879	25,100,527	(705,864,871)	(243,488,677)
Beginning of period	899,551,308	874,450,781	1,663,882,255	1,907,370,932
End of period	$926,669,187	$899,551,308	$958,017,384	$1,663,882,255

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets (continued)

	BME		BCX
	Six Months Ended 06/30/25 (unaudited)	Year Ended 12/31/24	Six Months Ended 06/30/25 (unaudited)	Year Ended 12/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income	$968,511	$927,098	$9,228,590	$18,418,123
Net realized gain	9,457,588	28,763,776	37,232,934	22,404,202
Net change in unrealized appreciation (depreciation)	(13,987,757)	(6,236,087)	38,173,815	(67,679,275)
Net increase (decrease) in net assets resulting from operations	(3,561,658)	23,454,787	84,635,339	(26,856,950)
DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(20,498,157)(b)	(28,577,659)	(32,843,514)(b)	(20,754,349)
Return of capital	—	(7,344,579)	—	(32,577,896)
Decrease in net assets resulting from distributions to shareholders	(20,498,157)	(35,922,238)	(32,843,514)	(53,332,245)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(13,977,639)	(29,532,715)	(38,612,680)	(42,582,282)
NET ASSETS
Total increase (decrease) in net assets	(38,037,454)	(42,000,166)	13,179,145	(122,771,477)
Beginning of period	546,135,264	588,135,430	768,567,015	891,338,492
End of period	$508,097,810	$546,135,264	$781,746,160	$768,567,015

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.

2025 BlackRock Semi-Annual Report to Shareholders

Statements of Changes in Net Assets (continued)

	BSTZ(a)		BST(a)
	Six Months Ended 06/30/25 (unaudited)	Year Ended 12/31/24	Six Months Ended 06/30/25 (unaudited)	Year Ended 12/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment loss	$(8,278,105)	$(20,600,953)	$(4,524,670)	$(9,647,335)
Net realized gain	123,784,367	127,452,088	65,268,681	49,084,701
Net change in unrealized appreciation (depreciation)	(87,665,449)	170,688,787	28,414,249	232,842,089
Net increase in net assets resulting from operations	27,840,813	277,539,922	89,158,260	272,279,455
DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(93,729,677)(c)	(76,763,205)	(52,080,029)(c)	(54,438,359)
Return of capital	—	(74,781,695)	—	(49,592,586)
Decrease in net assets resulting from distributions to shareholders	(93,729,677)	(151,544,900)	(52,080,029)	(104,030,945)
CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	—	—	8,635,484
Reinvestment of distributions	—	—	—	1,567,740
Redemption of shares resulting from a repurchase offer	(74,446,790)	(82,227,801)	—	—
Net increase (decrease) in net assets derived from capital share transactions	(74,446,790)	(82,227,801)	—	10,203,224
NET ASSETS
Total increase (decrease) in net assets	(140,335,654)	43,767,221	37,078,231	178,451,734
Beginning of period	1,673,591,450	1,629,824,229	1,374,876,360	1,196,424,626
End of period	$1,533,255,796	$1,673,591,450	$1,411,954,591	$1,374,876,360

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets (continued)

	BTX		BUI
	Six Months Ended 06/30/25 (unaudited)	Year Ended 12/31/24	Six Months Ended 06/30/25 (unaudited)	Year Ended 12/31/24
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$(4,647,608)	$(23,510,738)	$3,304,985	$6,477,896
Net realized gain	31,973,143	50,880,406	16,185,630	25,208,486
Net change in unrealized appreciation (depreciation)	(93,014,299)	8,335,555	51,246,675	3,928,824
Net increase (decrease) in net assets resulting from operations	(65,688,764)	35,705,223	70,737,290	35,615,206
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(108,168,841)(a)	—	(18,491,348)(a)	(25,151,530)
Return of capital	—	(184,726,032)	—	(7,834,340)
Decrease in net assets resulting from distributions to shareholders	(108,168,841)	(184,726,032)	(18,491,348)	(32,985,870)
CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	—	2,964,536	1,263,628
Reinvestment of distributions	—	—	769,096	499,080
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(92,487,614)	—	—
Net increase (decrease) in net assets derived from capital share transactions	—	(92,487,614)	3,733,632	1,762,708
NET ASSETS
Total increase (decrease) in net assets	(173,857,605)	(241,508,423)	55,979,574	4,392,044
Beginning of period	1,784,961,415	2,026,469,838	510,853,974	506,461,930
End of period	$1,611,103,810	$1,784,961,415	$566,833,548	$510,853,974

(a)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
See notes to financial statements.

2025 BlackRock Semi-Annual Report to Shareholders

Statements of Cash Flows (unaudited)
Six Months Ended June 30, 2025

	BGR	BDJ(a)	BOE	BGY
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$17,271,261	$129,916,556	$49,240,893	$58,083,916
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	163,053,383	470,263,557	184,949,119	195,621,235
Purchases of long-term investments	(151,573,331)	(410,165,690)	(118,112,433)	(143,896,264)
Net proceeds from sales (purchases) of short-term securities	4,604,448	(8,626,145)	(2,721,633)	843,075
Premiums paid on closing options written	(8,145,591)	(90,386,038)	(35,811,326)	(25,103,434)
Premiums received from options written	11,061,542	81,913,244	29,253,986	21,921,846
Net realized gain on investments and options written	(22,946,478)	(55,812,168)	(10,663,064)	(713,265)
Net unrealized (appreciation) depreciation on investments, options written and foreign currency translations	10,878,033	(57,703,250)	(33,012,038)	(51,056,746)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	14,341	(51,958)	853	6,218
Dividends — unaffiliated	(453,743)	(636,572)	(121,698)	(156,748)
Securities lending income — affiliated	—	(731)	—	—
Prepaid expenses	—	(19,236)	(2,470)	(8,570)
Increase (Decrease) in Liabilities
Collateral on securities loaned	—	7,493,797	—	—
Payables
Accounting services fees	7,171	15,299	9,599	7,963
Custodian fees	7,751	13,878	9,264	18,941
Deferred foreign capital gain tax	—	—	—	133,748
Investment advisory fees	(20,233)	(38,827)	(44,288)	(24,802)
IRS compliance fee for foreign withholding tax claims	—	—	30,473	54,670
Trustees’ and Officer’s fees	(18,905)	6,134	(13,910)	(23,105)
Other accrued expenses	(7,828)	2,514	(9,813)	(11,983)
Professional fees	30,574	34,220	(75,181)	(67,003)
Transfer agent fees	(8,992)	57,061	(13,893)	(10,307)
Net cash provided by operating activities	23,753,403	66,275,645	62,892,440	55,619,385
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(14,842,971)	(65,458,633)	(28,252,921)	(23,667,635)
Net payments on redemption of capital shares	(9,032,106)	—	(34,701,871)	(28,595,928)
Net cash used for financing activities	(23,875,077)	(65,458,633)	(62,954,792)	(52,263,563)
CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	994	(245)	1,004	743
CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(120,680)	816,767	(61,348)	3,356,565
Restricted and unrestricted cash and foreign currency at beginning of period	228,832	47,948	262,325	90,323
Restricted and unrestricted cash and foreign currency at end of period	$108,152	$864,715	$200,977	$3,446,888
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$576	$1,505	$895	$2,066
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$285,228	$120,644	$1,963,656
Cash pledged
Collateral — OTC derivatives	—	100,000	—	1,306,794
Foreign currency at value	108,152	479,487	80,333	176,438
	$108,152	$864,715	$200,977	$3,446,888

(a)	Consolidated Statement of Cash Flows.
See notes to financial statements.
Financial Statements

Statements of Cash Flows (unaudited) (continued)
Six Months Ended June 30, 2025

	CII	BMEZ	BME	BCX
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$84,270,231	$(62,502,200)	$(3,561,658)	$84,635,339
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	472,203,125	1,113,333,852	164,683,672	566,464,305
Purchases of long-term investments	(407,288,772)	(514,860,399)	(139,521,495)	(524,190,450)
Net proceeds from sales of short-term securities	1,109,188	46,933,877	4,044,301	2,492,133
Premiums paid on closing options written	(70,826,907)	(32,920,630)	(16,881,770)	(19,863,243)
Premiums received from options written	62,539,581	41,885,742	19,837,635	27,753,369
Net realized (gain) loss on investments and options written	(80,361,762)	44,286,198	(9,397,834)	(32,706,167)
Net unrealized (appreciation) depreciation on investments, options written and foreign currency translations	(4,137,414)	14,144,771	13,994,782	(38,151,431)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	8,000	128,957	27,026	26,612
Dividends — unaffiliated	(23,000)	(248,032)	(36,270)	190,333
Interest — unaffiliated	—	9,251	2,168	1,750
Securities lending income — affiliated	456	3,640	(844)	(4,919)
Prepaid expenses	(1,822)	(5,081)	—	—
Deferred offering costs.	—	—	84,599	—
Increase (Decrease) in Liabilities
Collateral on securities loaned	(435,165)	(7,587,276)	1,131,899	4,149,011
Payables
Accounting services fees	7,964	49,836	4,698	9,608
Custodian fees	(6,259)	(2,668)	7,927	12,378
Investment advisory fees	(32,586)	(849,518)	(61,324)	(33,746)
IRS compliance fee for foreign withholding tax claims	—	—	—	861,588
Trustees’ and Officer’s fees	11,781	40,882	2,600	(2,615)
Other accrued expenses	1,145	(21,222)	(624)	(4,274)
Professional fees	(29,204)	(29,950)	(47,119)	49,282
Proxy fees	—	(71,887)	—	—
Transfer agent fees	(16,766)	(56,287)	(10,972)	(13,590)
Net cash provided by operating activities	56,991,814	641,661,856	34,301,397	71,675,273
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(34,570,623)	(91,153,250)	(20,291,141)	(32,594,178)
Net payments on redemption of capital shares	(22,239,867)	(550,636,007)	(13,977,639)	(38,612,680)
Decrease in bank overdraft	(181,324)	—	—	(149,544)
Net cash used for financing activities	(56,991,814)	(641,789,257)	(34,268,780)	(71,356,402)
CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	59	62	732	7,143
CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	59	(127,339)	33,349	326,014
Restricted and unrestricted cash and foreign currency at beginning of period	617	128,147	6,048	71,339
Restricted and unrestricted cash and foreign currency at end of period	$676	$808	$39,397	$397,353
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$1,041	$189	$87	$3,595
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Foreign currency at value	676	808	39,397	397,353
	$676	$808	$39,397	$397,353
See notes to financial statements.

2025 BlackRock Semi-Annual Report to Shareholders

Statements of Cash Flows (unaudited) (continued)
Six Months Ended June 30, 2025

	BSTZ(a)	BST(a)	BTX	BUI
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$27,840,813	$89,158,260	$(65,688,764)	$70,737,290
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	676,848,435	311,349,975	1,719,180,030	152,423,127
Purchases of long-term investments	(475,144,583)	(245,885,969)	(1,527,694,748)	(138,846,206)
Net proceeds from sales (purchases) of short-term securities	(41,496,574)	1,181,179	(71,165,412)	763,477
Premiums paid on closing options written	(40,034,170)	(44,730,478)	(12,508,001)	(22,930,312)
Premiums received from options written	34,510,276	34,835,716	7,260,812	18,867,014
Net realized gain on investments and options written	(123,768,638)	(65,146,169)	(32,194,861)	(15,808,541)
Net unrealized (appreciation) depreciation on investments, options written and foreign currency translations	87,718,063	(28,380,934)	93,014,299	(51,246,675)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(36)	(1,103)	(170,359)	(10,138)
Dividends — unaffiliated	(110,437)	(169,181)	(134,089)	(141,522)
Securities lending income — affiliated	(11,072)	693	(15,357)	115
Prepaid expenses	(105,940)	3,518	(27,386)	—
Deferred offering costs.	—	71,340	—	(10,090)
Increase (Decrease) in Liabilities
Collateral on securities loaned	20,437,427	(565,400)	(2,287,241)	—
Payables
Accounting services fees	41,659	7,961	49,252	7,961
Custodian fees	24,468	6,446	23,475	7,514
Deferred capital gain tax	(52,239)	(27,859)	—	—
Investment advisory fees	(294,903)	(65,556)	(362,467)	11,192
IRS compliance fee for foreign withholding tax claims	—	—	—	87,335
Trustees’ and Officer’s fees	34,456	22,802	37,935	(246)
Other accrued expenses	(41,747)	(15,973)	(544,018)	11,021
Professional fees	(74,180)	(47,582)	(77,730)	(12,426)
Proxy fees	—	—	83,223	—
Transfer agent fees	(93,831)	(10,903)	22,222	23,630
Net cash provided by operating activities	166,227,247	51,590,783	106,800,815	13,933,520
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(91,693,331)	(51,659,645)	(106,564,331)	(17,722,252)
Payments for offering costs	—	—	—	116,155
Net payments on redemption of capital shares	(74,446,790)	—	—	—
Proceeds from issuance of capital shares	—	—	—	3,538,836
Net cash used for financing activities	(166,140,121)	(51,659,645)	(106,564,331)	(14,067,261)
CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	507	175	193	589
CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	87,633	(68,687)	236,677	(133,152)
Restricted and unrestricted cash and foreign currency at beginning of period	392,742	136,393	—	225,175
Restricted and unrestricted cash and foreign currency at end of period	$480,375	$67,706	$236,677	$92,023
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$194	$525	$884	$579
NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$—	$—	$—	$769,096
Financial Statements

Statements of Cash Flows (unaudited) (continued)
Six Months Ended June 30, 2025
	BSTZ(a)	BST(a)	BTX	BUI
RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
Cash	$30,600	$52,127	$—	$11,121
Cash pledged
Collateral — OTC derivatives	380,000	—	—	—
Foreign currency at value	69,775	15,579	236,677	80,902
	$480,375	$67,706	$236,677	$92,023

(a)	Consolidated Statement of Cash Flows.
See notes to financial statements.

2025 BlackRock Semi-Annual Report to Shareholders

Financial Highlights
(For a share outstanding throughout each period)

	BGR
	Six Months Ended 06/30/25 (unaudited)	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20

Net asset value, beginning of period	$13.77	$14.13	$14.21	$10.77	$8.17	$12.57
Net investment income(a)	0.20	0.33	0.37	0.42	0.28	0.32
Net realized and unrealized gain (loss)	0.47	0.15	0.32	3.60	2.77	(4.06)
Net increase (decrease) from investment operations	0.67	0.48	0.69	4.02	3.05	(3.74)
Distributions(b)
From net investment income	(0.58)(c)	(0.33)	(0.37)	(0.42)	(0.28)	(0.32)
Return of capital	—	(0.51)	(0.40)	(0.16)	(0.17)	(0.34)
Total distributions	(0.58)	(0.84)	(0.77)	(0.58)	(0.45)	(0.66)
Net asset value, end of period	$13.86	$13.77	$14.13	$14.21	$10.77	$8.17
Market price, end of period	$13.26	$12.61	$12.45	$12.53	$9.48	$7.10
Total Return(d)
Based on net asset value	5.21%(e)	3.93%(f)	5.75%	38.51%	38.36%(f)	(29.03)%
Based on market price	9.91%(e)	8.02%	5.66%	38.76%	40.14%	(34.74)%
Ratios to Average Net Assets(g)
Total expenses	1.16%(h)	1.23%	1.29%	1.26%	1.33%	1.37%
Total expenses after fees waived and/or reimbursed	1.16%(h)	1.12%	1.07%	1.04%	1.11%	1.15%
Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.14%(h)	1.12%	1.07%	1.04%	1.11%	1.15%
Net investment income	2.89%(h)	2.25%	2.66%	3.21%	2.88%	3.77%
Supplemental Data
Net assets, end of period (000)	$352,821	$359,570	$387,982	$398,493	$313,503	$237,868
Portfolio turnover rate	43%	42%	38%	76%	61%	62%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BDJ
	Six Months Ended 06/30/25 (unaudited)(a)	Year Ended 12/31/24(a)	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Year Ended 12/31/21	Year Ended 12/31/20

Net asset value, beginning of period	$9.02	$8.82	$8.74	$10.23	$9.35	$10.03
Net investment income(b)	0.09	0.17	0.18	0.16	0.15	0.18
Net realized and unrealized gain (loss)	0.65	0.71	0.63	(0.56)	1.60	(0.26)
Net increase (decrease) from investment operations	0.74	0.88	0.81	(0.40)	1.75	(0.08)
Distributions(c)
From net investment income	(0.37)(d)	(0.20)	(0.13)	(0.04)	(0.28)	(0.15)
From net realized gain	—	(0.48)	(0.60)	(1.05)	(0.59)	(0.45)
Total distributions	(0.37)	(0.68)	(0.73)	(1.09)	(0.87)	(0.60)
Net asset value, end of period	$9.39	$9.02	$8.82	$8.74	$10.23	$9.35
Market price, end of period	$8.89	$8.28	$7.69	$9.01	$10.08	$8.47
Total Return(e)
Based on net asset value	8.63%(f)	10.89%(g)	10.37%	(3.71)%(g)	19.33%	0.77%
Based on market price	12.04%(f)	16.76%	(6.65)%	0.74%	29.80%	(7.70)%
Ratios to Average Net Assets(h)
Total expenses	0.87%(i)	0.88%	0.86%	0.84%	0.85%	0.86%
Total expenses after fees waived and/or reimbursed	0.87%(i)	0.88%	0.86%	0.84%	0.85%	0.86%
Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	0.86%(i)	0.88%	0.85%	0.84%	0.85%	0.86%
Net investment income	1.98%(i)	1.89%	2.12%	1.69%	1.44%	2.15%
Supplemental Data
Net assets, end of period (000)	$1,660,808	$1,596,608	$1,641,601	$1,629,642	$1,902,838	$1,739,122
Portfolio turnover rate	28%	50%	43%	81%	40%	48%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Not annualized.
(g)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
See notes to financial statements.

2025 BlackRock Semi-Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BOE
	Six Months Ended 06/30/25 (unaudited)	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20

Net asset value, beginning of period	$12.05	$11.81	$10.97	$13.40	$12.28	$12.32
Net investment income(a)	0.09	0.18	0.22	0.20	0.19	0.26
Net realized and unrealized gain (loss)	0.78	0.84	1.38	(1.87)	1.69	0.46
Net increase (decrease) from investment operations	0.87	1.02	1.60	(1.67)	1.88	0.72
Distributions(b)
From net investment income	(0.50)(c)	(0.18)	(0.22)	(0.19)	(0.19)	(0.26)
From net realized gain	—	—	—	(0.41)	(0.57)	—
Return of capital	—	(0.60)	(0.54)	(0.16)	—	(0.50)
Total distributions	(0.50)	(0.78)	(0.76)	(0.76)	(0.76)	(0.76)
Net asset value, end of period	$12.42	$12.05	$11.81	$10.97	$13.40	$12.28
Market price, end of period	$11.35	$10.77	$9.92	$9.56	$12.18	$10.91
Total Return(d)
Based on net asset value	7.75%(e)	9.67%	16.16%	(11.87)%	16.21%	7.65%
Based on market price	10.17%(e)	16.70%	11.95%	(15.51)%	18.89%	7.22%
Ratios to Average Net Assets(f)
Total expenses	1.14%(g)	1.11%	1.09%	1.06%	1.07%	1.09%
Total expenses after fees waived and/or reimbursed	0.96%(g)	0.93%	0.91%	0.89%	0.90%	0.92%
Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	0.96%(g)	0.93%	0.91%	0.88%	0.90%	0.92%
Net investment income	1.50%(g)	1.48%	1.93%	1.72%	1.46%	2.33%
Supplemental Data
Net assets, end of period (000)	$690,828	$704,709	$726,489	$688,464	$857,721	$786,230
Portfolio turnover rate	17%	51%	46%	44%	65%	61%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BGY
	Six Months Ended 06/30/25 (unaudited)	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20

Net asset value, beginning of period	$5.91	$6.21	$5.78	$6.81	$6.49	$6.47
Net investment income(a)	0.07	0.09	0.09	0.10	0.09	0.12
Net realized and unrealized gain (loss)	0.55	0.02	0.75	(0.72)	0.64	0.31
Net increase (decrease) from investment operations	0.62	0.11	0.84	(0.62)	0.73	0.43
Distributions(b)
From net investment income	(0.26)(c)	(0.08)	(0.08)	(0.10)	(0.14)	(0.13)
From net realized gain	—	(0.33)	(0.09)	(0.10)	(0.15)	—
Return of capital	—	—	(0.24)	(0.21)	(0.12)	(0.28)
Total distributions	(0.26)	(0.41)	(0.41)	(0.41)	(0.41)	(0.41)
Net asset value, end of period	$6.27	$5.91	$6.21	$5.78	$6.81	$6.49
Market price, end of period	$5.79	$5.31	$5.27	$5.02	$6.28	$5.87
Total Return(d)
Based on net asset value	10.95%(e)	2.55%	15.94%	(8.33)%	11.92%	8.18%
Based on market price	14.04%(e)	8.58%	13.29%	(13.67)%	14.11%	7.49%
Ratios to Average Net Assets(f)
Total expenses	1.18%(g)	1.19%	1.10%	1.08%	1.09%	1.10%
Total expenses after fees waived and/or reimbursed	1.18%(g)	1.19%	1.10%	1.03%	0.99%	1.00%
Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.16%(g)	1.13%	1.10%	1.02%	0.99%	1.00%
Net investment income	2.29%(g)	1.44%	1.40%	1.71%	1.34%	1.99%
Supplemental Data
Net assets, end of period (000)	$568,588	$562,959	$622,482	$593,471	$709,510	$676,949
Portfolio turnover rate	25%	46%	55%	41%	71%	60%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
See notes to financial statements.

2025 BlackRock Semi-Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	CII
	Six Months Ended 06/30/25 (unaudited)	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20

Net asset value, beginning of period	$21.43	$19.81	$17.55	$22.10	$19.12	$17.96
Net investment income (loss)(a)	(0.01)	0.04	0.07	0.06	0.04	0.13
Net realized and unrealized gain (loss)	2.08	2.82	3.38	(2.51)	4.04	2.08
Net increase (decrease) from investment operations	2.07	2.86	3.45	(2.45)	4.08	2.21
Distributions(b)
From net investment income	(0.85)(c)	(0.03)	(0.07)	(0.04)	(0.04)	(0.13)
From net realized gain	—	(1.21)	(1.12)	(2.06)	(1.06)	(0.92)
Total distributions	(0.85)	(1.24)	(1.19)	(2.10)	(1.10)	(1.05)
Net asset value, end of period	$22.65	$21.43	$19.81	$17.55	$22.10	$19.12
Market price, end of period	$21.35	$20.10	$19.00	$17.12	$22.12	$17.40
Total Return(d)
Based on net asset value	10.26%(e)	15.21%	20.45%	(10.95)%	21.97%	13.94%
Based on market price	10.80%(e)	12.66%	18.43%	(13.21)%	34.15%	7.97%
Ratios to Average Net Assets(f)
Total expenses	0.93%(g)	0.93%	0.89%	0.89%	0.90%	0.91%
Total expenses after fees waived and/or reimbursed	0.93%(g)	0.93%	0.89%	0.89%	0.90%	0.91%
Net investment income (loss)	(0.12)%(g)	0.20%	0.35%	0.31%	0.21%	0.78%
Supplemental Data
Net assets, end of period (000)	$926,669	$899,551	$874,451	$774,667	$975,479	$843,673
Portfolio turnover rate	46%	63%	28%	32%	27%	46%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BMEZ
	Six Months Ended 06/30/25 (unaudited)	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Period from 01/30/20(a) to 12/31/20

Net asset value, beginning of period	$16.43	$17.91	$18.76	$26.47	$30.73	$20.00
Net investment income (loss)(b)	(0.05)	0.04	(0.12)	(0.18)	(0.32)	(0.22)
Net realized and unrealized gain (loss)	0.00 (c)	0.17	0.85	(5.79)	(2.23)	11.85
Net increase (decrease) from investment operations	(0.05)	0.21	0.73	(5.97)	(2.55)	11.63
Distributions(d)
From net investment income	(1.05)(e)	—	—	—	—	—
From net realized gain	—	—	—	(1.63)	(1.71)	(0.90)
Return of capital	—	(1.69)	(1.58)	(0.11)	—	—
Total distributions	(1.05)	(1.69)	(1.58)	(1.74)	(1.71)	(0.90)
Net asset value, end of period	$15.33	$16.43	$17.91	$18.76	$26.47	$30.73
Market price, end of period	$14.26	$14.40	$14.65	$15.43	$25.36	$28.65
Total Return(f)
Based on net asset value	(0.06)%(g)	2.11%	5.60%	(21.66)%	(8.31)%	59.62%(g)(h)
Based on market price	6.07%(g)	9.40%	5.02%	(32.75)%	(5.76)%	48.82%(g)
Ratios to Average Net Assets(i)
Total expenses	1.36%(j)	1.44%(k)	1.33%(l)	1.32%	1.30%	1.29%(j)
Total expenses after fees waived and/or reimbursed	1.36%(j)	1.44%(k)	1.32%(l)	1.32%	1.30%	1.28%(j)
Net investment income (loss)	(0.66)%(j)	0.21%	(0.65)%	(0.91)%	(1.10)%	(1.00)%(j)
Supplemental Data
Net assets, end of period (000)	$958,017	$1,663,882	$1,907,371	$2,056,419	$2,981,886	$3,462,638
Portfolio turnover rate	40%	43%	63%	63%	44%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(f)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Not annualized.
(h)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(i)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(j)	Annualized.
(k)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed would have been 1.34% and 1.34%, respectively.
(l)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed would have been 1.31% and 1.30%, respectively.
See notes to financial statements.

2025 BlackRock Semi-Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BME
	Six Months Ended 06/30/25 (unaudited)	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20

Net asset value, beginning of period	$41.20	$42.18	$43.30	$47.96	$45.66	$41.19
Net investment income(a)	0.07	0.07	0.14	0.11	—	0.01
Net realized and unrealized gain (loss)	(0.39)	1.56	1.30	(2.21)	4.74	6.86
Net increase (decrease) from investment operations	(0.32)	1.63	1.44	(2.10)	4.74	6.87
Distributions(b)
From net investment income	(1.57)(c)	(0.07)	(0.17)	(0.12)	(0.00)(d)	(0.05)
From net realized gain	—	(2.01)	(1.66)	(2.34)	(2.44)	(2.35)
Return of capital	—	(0.53)	(0.73)	(0.10)	—	—
Total distributions	(1.57)	(2.61)	(2.56)	(2.56)	(2.44)	(2.40)
Net asset value, end of period	$39.31	$41.20	$42.18	$43.30	$47.96	$45.66
Market price, end of period	$36.46	$37.93	$40.46	$43.58	$48.50	$47.59
Total Return(e)
Based on net asset value	(0.61)%(f)	4.09%	3.80%	(4.19)%	10.66%(g)	17.50%
Based on market price	0.14%(f)	(0.09)%	(1.08)%	(4.64)%	7.37%	18.69%
Ratios to Average Net Assets(h)
Total expenses	1.12%(i)(j)(k)	1.10%	1.06%	1.08%	1.08%	1.10%
Total expenses after fees waived and/or reimbursed	1.12%(i)(j)(k)	1.10%	1.06%	1.07%	1.08%	1.10%
Total expenses after fees waived and/or reimbursed and excluding amortization of offering costs and excluding professional fees for foreign withholding taxes	1.10%(i)	1.10%	1.06%	1.07%	1.08%	1.10%
Net investment income	0.37%(i)	0.15%	0.34%	0.27%	0.01%	0.01%
Supplemental Data
Net assets, end of period (000)	$508,098	$546,135	$588,135	$600,197	$625,775	$545,936
Portfolio turnover rate	29%	29%	43%	41%	49%	28%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)	Amount is greater than $(0.005) per share.
(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Not annualized.
(g)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)
The Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.14% and 1.13%, respectively.

(k)	Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.10% and 1.10%, respectively.
See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BCX
	Six Months Ended 06/30/25 (unaudited)	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20

Net asset value, beginning of period	$9.58	$10.57	$11.23	$10.21	$8.45	$9.04
Net investment income(a)	0.12	0.22	0.29	0.30	0.29	0.20
Net realized and unrealized gain (loss)	0.97	(0.57)	(0.33)	1.27	1.95	(0.26)
Net increase (decrease) from investment operations	1.09	(0.35)	(0.04)	1.57	2.24	(0.06)
Distributions(b)
From net investment income	(0.42)(c)	(0.25)	(0.28)	(0.29)	(0.38)	(0.23)
Return of capital	—	(0.39)	(0.34)	(0.26)	(0.10)	(0.30)
Total distributions	(0.42)	(0.64)	(0.62)	(0.55)	(0.48)	(0.53)
Net asset value, end of period	$10.25	$9.58	$10.57	$11.23	$10.21	$8.45
Market price, end of period	$9.45	$8.54	$8.88	$9.97	$9.35	$7.41
Total Return(d)
Based on net asset value	11.93%(e)	(2.80)%(f)	0.56%	16.31%	27.20%	1.56%
Based on market price	15.76%(e)	3.14%	(4.84)%	12.76%	32.83%	(0.23)%
Ratios to Average Net Assets(g)
Total expenses	1.15%(h)(i)	1.10%	1.06%	1.05%	1.07%	1.09%
Total expenses after fees waived and/or reimbursed	1.15%(h)(i)	1.10%	1.06%	1.05%	1.07%	1.09%
Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.14%(h)	1.10%	1.06%	1.05%	1.07%	1.09%
Net investment income	2.40%(h)	2.13%	2.63%	2.73%	3.05%	2.62%
Supplemental Data
Net assets, end of period (000)	$781,746	$768,567	$891,338	$983,181	$901,782	$746,615
Portfolio turnover rate	69%	67%	46%	92%	66%	78%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)
Professional costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.16% and 1.16%, respectively.

See notes to financial statements.

2025 BlackRock Semi-Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BSTZ
	Six Months Ended 06/30/25 (unaudited)(a)	Year Ended 12/31/24(a)	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Year Ended 12/31/21(a)	Year Ended 12/31/20(a)

Net asset value, beginning of period	$23.14	$21.43	$19.53	$38.82	$38.72	$20.95
Net investment loss(b)	(0.12)	(0.27)	(0.20)	(0.30)	(0.51)	(0.30)
Net realized and unrealized gain (loss)	0.60	4.00	3.92	(16.69)	3.69	19.32
Net increase (decrease) from investment operations	0.48	3.73	3.72	(16.99)	3.18	19.02
Distributions(c)
From net investment income	(1.32)(d)	—	—	—	—	—
From net realized gain	—	(1.02)	—	(0.89)	(3.08)	(1.10)
Return of capital	—	(1.00)	(1.82)	(1.41)	—	(0.15)
Total distributions	(1.32)	(2.02)	(1.82)	(2.30)	(3.08)	(1.25)
Net asset value, end of period	$22.30	$23.14	$21.43	$19.53	$38.82	$38.72
Market price, end of period	$20.75	$20.71	$16.71	$15.64	$38.94	$36.38
Total Return(e)
Based on net asset value	3.08%(f)	19.60%	21.74%(g)	(43.98)%	8.41%	94.60%(h)
Based on market price	7.17%(f)	37.27%	18.54%	(55.27)%	15.75%	86.85%
Ratios to Average Net Assets(i)
Total expenses	1.33%(j)	1.48%(k)	1.35%	1.33%	1.31%	1.33%
Total expenses after fees waived and/or reimbursed	1.33%(j)	1.48%(k)	1.34%	1.33%	1.31%	1.33%
Net investment loss	(1.11)%(j)	(1.24)%	(0.96)%	(1.16)%	(1.25)%	(1.16)%
Supplemental Data
Net assets, end of period (000)	$1,533,256	$1,673,591	$1,629,824	$1,524,658	$3,048,962	$3,023,744
Portfolio turnover rate	33%	37%	38%	47%	18%	45%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Not annualized.
(g)	Includes payment from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been 21.68%.
(h)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(i)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(j)	Annualized.
(k)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed would have been 1.34% and 1.34%, respectively.
See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

BST
	Six Months Ended 06/30/25 (unaudited)(a)	Year Ended 12/31/24(a)	Year Ended 12/31/23(a)	Year Ended 12/31/22(a)	Year Ended 12/31/21(a)	Year Ended 12/31/20(a)

Net asset value, beginning of period	$39.60	$34.74	$29.11	$52.40	$51.94	$32.45
Net investment loss(b)	(0.13)	(0.28)	(0.23)	(0.29)	(0.43)	(0.28)
Net realized and unrealized gain (loss)	2.70	8.14	8.86	(20.00)	5.84	21.82
Net increase (decrease) from investment operations	2.57	7.86	8.63	(20.29)	5.41	21.54
Distributions(c)
From net investment income	(1.50)(d)	—	—	—	—	—
From net realized gain	—	(1.57)	(1.48)	(2.16)	(4.27)	(2.05)
Return of capital	—	(1.43)	(1.52)	(0.84)	—	—
Total distributions	(1.50)	(3.00)	(3.00)	(3.00)	(4.27)	(2.05)
Dilutive effect of rights offer (Note 10)	—	—	—	—	(0.68)	—
Net asset value, end of period	$40.67	$39.60	$34.74	$29.11	$52.40	$51.94
Market price, end of period	$38.17	$36.56	$33.66	$28.37	$49.97	$53.30
Total Return(e)
Based on net asset value	7.06%(f)	23.84%	30.78%	(39.56)%(g)	9.44%	68.76%(h)
Based on market price	8.83%(f)	18.01%	30.03%	(38.23)%	1.70%	68.92%
Ratios to Average Net Assets(i)
Total expenses	1.12%(j)(k)(l)	1.07%	1.09%	1.11%	1.05%	1.09%
Total expenses after fees waived and/or reimbursed	1.12%(j)(k)(l)	1.07%	1.09%	1.11%	1.00%	0.99%
Total expenses after fees waived and/or reimbursed and excluding offering cost and dividend expense	1.11%(j)	1.07%	1.09%	1.10%	1.00%	0.99%
Net investment loss	(0.70)%(j)	(0.75)%	(0.70)%	(0.77)%	(0.78)%	(0.73)%
Supplemental Data
Net assets, end of period (000)	$1,411,955	$1,374,876	$1,196,425	$960,703	$1,681,166	$1,297,344
Portfolio turnover rate	20%	19%	32%	38%	31%	20%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Not annualized.
(g)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(h)
For financial reporting purposes, the market value of a certain investment was adjusted as of the report date. Accordingly, the net asset value (NAV) per share and total return performance based on NAV presented herein are different than the information previously published as of December 31, 2020.

(i)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(j)	Annualized.
(k)
The Offering costs were not annualized in the calculation of the expense ratios. If these expense was annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.13% and 1.12%, respectively.

(l)	Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.11% and 1.11%, respectively.
See notes to financial statements.

2025 BlackRock Semi-Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BTX
	Six Months Ended 06/30/25 (unaudited)	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Period from 03/29/21(a) to 12/31/21

Net asset value, beginning of period	$8.37	$9.03	$8.82	$16.72	$20.00
Net investment loss(b)	(0.02)	(0.11)	(0.11)	(0.13)	(0.15)
Net realized and unrealized gain (loss)	(0.29)	0.28	1.09	(6.78)	(2.43)
Net increase (decrease) from investment operations	(0.31)	0.17	0.98	(6.91)	(2.58)
Distributions(c)
From net investment income	(0.51)(d)	—	—	—	—
Return of capital	—	(0.83)	(0.77)	(0.99)	(0.70)
Total distributions	(0.51)	(0.83)	(0.77)	(0.99)	(0.70)
Net asset value, end of period	$7.55	$8.37	$9.03	$8.82	$16.72
Market price, end of period	$7.34	$7.44	$7.33	$6.81	$14.54
Total Return(e)
Based on net asset value	(3.08)%(f)	3.39%	13.28%	(41.14)%(g)	(13.03)%(f)
Based on market price	6.00%(f)	13.22%	19.09%	(47.74)%	(24.37)%(f)
Ratios to Average Net Assets(h)
Total expenses	1.40%(i)	1.51%(j)	1.44%(k)	1.36%	1.29%(i)
Total expenses after fees waived and/or reimbursed	1.39%(i)	1.51%(j)	1.44%(k)	1.36%	1.28%(i)
Net investment loss	(0.59)%(i)	(1.22)%	(1.22)%	(1.22)%	(1.02)%(i)
Supplemental Data
Net assets, end of period (000)	$1,611,104	$1,784,961	$2,026,470	$2,026,488	$3,981,653
Portfolio turnover rate	99%	39%	37%	41%	55%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Not annualized.
(g)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed would have been 1.37% and 1.37%, respectively.
(k)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed would have been 1.33% and 1.33%, respectively.
See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BUI
	Six Months Ended 06/30/25 (unaudited)	Year Ended 12/31/24	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20

Net asset value, beginning of period	$22.65	$22.53	$22.37	$25.86	$23.80	$22.02
Net investment income(a)	0.15	0.29	0.35	0.33	0.24	0.33
Net realized and unrealized gain (loss)	2.97	1.30	1.26	(2.37)	3.27	2.90
Net increase (decrease) from investment operations	3.12	1.59	1.61	(2.04)	3.51	3.23
Distributions(b)
From net investment income	(0.82)(c)	(0.25)	(0.37)	(0.30)	(0.24)	(0.20)
From net realized gain	—	(0.87)	(0.59)	(0.56)	(0.76)	(1.08)
Return of capital	—	(0.35)	(0.49)	(0.59)	(0.45)	(0.17)
Total distributions	(0.82)	(1.47)	(1.45)	(1.45)	(1.45)	(1.45)
Net asset value, end of period	$24.95	$22.65	$22.53	$22.37	$25.86	$23.80
Market price, end of period	$25.75	$23.43	$21.82	$20.77	$26.62	$25.04
Total Return(d)
Based on net asset value	14.05%(e)	7.28%	7.66%	(7.73)%	15.13%	15.87%
Based on market price	13.79%(e)	14.58%	12.30%	(16.78)%	12.65%	20.32%
Ratios to Average Net Assets(f)
Total expenses	1.11%(g)(h)(i)	1.08%	1.08%	1.08%	1.08%	1.13%
Total expenses after fees waived and/or reimbursed	1.11%(g)(h)(i)	1.08%	1.08%	1.08%	1.07%	1.10%
Total expenses after fees waived and/or reimbursed and excluding amortization of offering costs and excluding professional fees for foreign withholding taxes	1.07%(g)	1.08%	1.08%	1.08%	1.07%	— %
Net investment income	1.25%(g)	1.26%	1.58%	1.44%	0.97%	1.58%
Supplemental Data
Net assets, end of period (000)	$566,834	$510,854	$506,462	$498,393	$559,805	$444,526
Portfolio turnover rate	27%	36%	31%	36%	20%	39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)
The Offering costs were not annualized in the calculation of the expense ratios. If these expense was annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.13% and 1.13%, respectively.

(i)	Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.12% and 1.12%, respectively.
See notes to financial statements.

2025 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited)

1.
ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:
Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Energy and Resources Trust	BGR	Delaware	Non-diversified
BlackRock Enhanced Equity Dividend Trust	BDJ	Delaware	Diversified
BlackRock Enhanced Global Dividend Trust	BOE	Delaware	Diversified
BlackRock Enhanced International Dividend Trust	BGY	Delaware	Diversified
BlackRock Enhanced Large Cap Core Fund, Inc.	CII	Maryland	Diversified
BlackRock Health Sciences Term Trust	BMEZ	Maryland	Diversified
BlackRock Health Sciences Trust	BME	Delaware	Diversified
BlackRock Resources & Commodities Strategy Trust	BCX	Delaware	Non-diversified
BlackRock Science and Technology Term Trust	BSTZ	Delaware	Diversified
BlackRock Science and Technology Trust	BST	Delaware	Diversified
BlackRock Technology and Private Equity Term Trust	BTX	Maryland	Non-diversified*
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI	Delaware	Diversified

*	The Trust’s classification changed from diversified to non- diversified during the reporting period.
The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
On February 20, 2025, the Board approved certain changes to the investment policies of BTX (formerly BIGZ). The Board approved the adoption of a non-fundamental investment policy to invest, under normal market conditions, at least 80% of its total assets in a combination of equity securities issued by U.S. and non-U.S. technology and privately held companies. In connection with the 80% policy change, the Board approved changing the Trust’s name to BlackRock Technology and Private Equity Term Trust. In addition, the Trust changed its ticker symbol to BTX.
On April 17, 2025, BTX shareholders approved certain changes to the Trust’s investment strategies, the Trust’s fundamental investment restriction with respect to industry concentration to allow the Trust to concentrate its investments in companies operating in one or more industries within the technology group of industries. These changes were effective on April 17, 2025.
The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
Basis of Consolidation: The accompanying consolidated financial statements of BDJ include the accounts of BDJ Subsidiary, LLC (the “BDJ Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BDJ. The BDJ Taxable Subsidiary enables BDJ to hold certain pass-through investments and satisfy regulated investment company tax requirements. Income earned and gains realized on the investment held by the BDJ Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BDJ. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BDJ. Taxes payable or deferred as of June 30, 2025, if any, are disclosed in the Consolidated Statements of Assets and Liabilities. BDJ may invest up to 25% of its total assets in the BDJ Taxable Subsidiary. The net assets of the BDJ Taxable Subsidiary as of period end were $14,002,368, which is 0.8% of BDJ’s consolidated net assets.  Intercompany accounts and transactions, if any, have been eliminated. The BDJ Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BDJ.
The accompanying consolidated financial statements of BSTZ include the accounts of BSTZ Subsidiary, LLC (the “BSTZ Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BSTZ. The BSTZ Taxable Subsidiary enables BSTZ to hold certain pass-through investments and satisfy regulated investment company tax requirements. Income earned and gains realized on the investment held by the BSTZ Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BSTZ. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BSTZ. Taxes payable or deferred as of June 30, 2025, if any, are disclosed in the Consolidated Statements of Assets and Liabilities. BSTZ may invest up to 25% of its total assets in the BSTZ Taxable Subsidiary. The net assets of the BSTZ Taxable Subsidiary as of period end were $28,986,289, which is 1.9% of BSTZ’s consolidated net assets.  Intercompany accounts and transactions, if any, have been eliminated. The BSTZ Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BSTZ.
The accompanying consolidated financial statements of BST include the accounts of BST Subsidiary, LLC  (the “BST Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BST. The BST Taxable Subsidiary enables BST to hold certain pass-through investments and satisfy regulated investment company tax requirements. Income earned and gains realized on the investment held by the BST Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BST. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BST. Taxes payable or deferred as of June 30, 2025, if any, are disclosed in the Consolidated Statements of Assets and Liabilities. BST may invest up to 25% of its total assets in the BST Taxable Subsidiary. The net assets of the BST Taxable Subsidiary as of period end were $15,458,204, which is 1.1% of BST’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BST Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BST.
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.  Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Certain Russian securities held by BCX declared dividends during the period.  However, there is no assurance these dividends can be collected by the Fund due to restrictions imposed by the Russian government. As a result, the Fund has not recognized investment income associated with these Russian securities. Any future recognition of these dividend payments, or other dividends of Russian securities declared in prior periods subject to the same or similar restrictions imposed by Russia or other government agencies, could have a material accretive effect on the Fund’s net asset value per share.
Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.  Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes: The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions.  All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2025, if any, are disclosed in the Statements of Assets and Liabilities.
The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Cash: The Trusts may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Trusts may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Trusts are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.
The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the

2025 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.
Other:  Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
Segment Reporting: The Chief Financial Officer acts as the Trusts’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Trust. The CODM has concluded that each Trust operates as a single operating segment since each Trust has a single investment strategy as disclosed in their prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Trusts’ financial statements.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  Each Trust ’s investments are valued at fair value (also referred to as “market value” within the  financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Trust’s Manager as the valuation designee for each Trust. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:
•Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.
•Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a fund. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
•Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs:
(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers
(ii) recapitalizations and other transactions across the capital structure
(iii) market or relevant indices multiples of comparable issuers
(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks
(v) quoted prices for similar investments or assets in active markets
(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates
(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics
(viii) relevant market news and other public sources.
Investments in series of preferred stock issued by Private Companies are typically valued utilizing a market approach to determine the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
Private Companies are not subject to public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Certain information made available by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that each Trust has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

2025 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering.  Such agreements may obligate a fund to make future cash payments.  As of June 30, 2025, BDJ and BME had outstanding commitments of $7,443,073 and $167,000, respectively. These commitments are not included in the net assets of a Trust as of June 30, 2025.
Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Trust, except in the event of borrower default. The securities on loan, if any, are disclosed in the Trusts’ Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the  Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.
Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Trusts can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the Trusts’ securities on loan by counterparty which are subject to offset under an MSLA:
Trust Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount(b)
BMEZ
Barclays Capital, Inc.	$ 405,882	$ (405,882)	$ —	$ —
BofA Securities, Inc.	231,861	(231,861)	—	—
Citigroup Global Markets, Inc.	516,244	(516,244)	—	—
Jefferies LLC	1,212,676	(1,212,676)	—	—
Morgan Stanley	42,731	(42,731)	—	—
Toronto-Dominion Bank	159,705	(159,705)	—	—
	$ 2,569,099	$ (2,569,099)	$ —	$ —
BME
BofA Securities, Inc.	$ 146,619	$ (146,337)	$ —	$ 282
Citigroup Global Markets, Inc.	955,896	(955,896)	—	—
J.P. Morgan Securities LLC	155,340	(155,340)	—	—
Morgan Stanley	32,657	(32,657)	—	—
	$ 1,290,512	$ (1,290,230)	$ —	$ 282
BCX
Citigroup Global Markets, Inc.	$ 5,699,597	$ (5,699,597)	$ —	$ —
SG Americas Securities LLC	157,900	(157,900)	—	—
	$ 5,857,497	$ (5,857,497)	$ —	$ —
BSTZ
Barclays Capital, Inc.	$ 702,027	$ (702,027)	$ —	$ —
BNP Paribas SA	1,716,487	(1,716,487)	—	—
BofA Securities, Inc.	143,537	(143,537)	—	—
Goldman Sachs & Co. LLC	15,998,065	(15,998,065)	—	—
J.P. Morgan Securities LLC	1,859,715	(1,859,715)	—	—
Jefferies LLC	3,861,681	(3,861,681)	—	—
Morgan Stanley	2,493,310	(2,493,310)	—	—
National Financial Services LLC	74,358	(74,358)	—	—
	$ 26,849,180	$ (26,849,180)	$ —	$ —
BTX
BNP Paribas SA	$ 4,505,940	$ (4,505,940)	$ —	$ —
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

Trust Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount(b)
BTX (continued)
J.P. Morgan Securities LLC	$ 2,936,217	$ (2,936,217)	$ —	$ —
Jefferies LLC	43,740	(43,740)	—	—
Morgan Stanley	3,780,630	(3,780,630)	—	—
	$ 11,266,527	$ (11,266,527)	$ —	$ —

(a)
Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Trust is disclosed in the Trust’s
Statements of Assets and Liabilities.

(b)
The market value of the loaned securities is determined as of June 30, 2025. Additional collateral is delivered to each Trust on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Trust benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Trust.
5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.
Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.
In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.
Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.
Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements  of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts.  Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have  delivered collateral to a counterparty and stand ready to perform under the terms of

2025 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

their agreement with such counterparty,  each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.
For such services, each Trust, except BCX, pays the Manager a monthly fee at the following annual rates:
Average weekly value of each Trust’s net assets:
	BGR	BDJ	BOE	BME
Investment advisory fees	1.00%	0.80%	1.00%	1.00%
Average daily value of each Trust’s net assets, plus the proceeds of any outstanding debt securities or borrowings for leverage:
CII
Investment advisory fees	0.85%
Average daily value of each Trust’s net assets:
	BGY	BUI
Investment advisory fees	1.00%	1.00%
Average daily value of each Trust’s managed assets:
	BMEZ	BSTZ	BST	BTX
Investment advisory fees	1.25%	1.25%	1.00%	1.25%
For such services, BCX pays the Manager a monthly fee at an annual rate equal to 1.00% of the sum of the average daily value of the net assets of the Trust (excluding the value of the Trust’s interest in the BCX Subsidiary, LLC (the "BCX Taxable Subsidiary"), which is a wholly-owned taxable subsidiary of BCX) and the average daily value of the net assets of its subsidiary, which fee is allocated pro rata between the Trust and the BCX Taxable Subsidiary based on the average daily value of their respective net assets (excluding, in the case of the Trust, the value of the Trust’s interest in the BCX Taxable Subsidiary). The BCX Taxable Subsidiary had no net assets or activity during the period ended June 30, 2025.
For purposes of calculating these fees, “net assets” mean the total assets of BGR, BDJ, BOE, BGY, CII, BME, BCX and BUI minus the sum of its accrued liabilities.
For purposes of calculating these fees, “managed assets” are determined as total assets of BMEZ, BTX, BSTZ and BST (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
The Manager provides investment management and other services to BDJ Taxable Subsidiary, BSTZ Taxable Subsidiary and BST Taxable Subsidiary. The Manager does not receive separate compensation from the BDJ Taxable Subsidiary, BSTZ Taxable Subsidiary or BST Taxable Subsidiary for providing investment management or administrative services. However, BDJ pays the Manager based on the Trust’s net assets, which includes the assets of the BDJ Taxable Subsidiary, and BSTZ and BST pay the Manager based on the Trust’s managed assets, which includes the assets of the BSTZ Taxable Subsidiary and BST Taxable Subsidiary, respectively.
With respect to BGR, BOE, BGY, BCX and BUI, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Trust for which BIL acts as Sub-Adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.
Distribution Fees:  BDJ, BME, BST and BUI have each entered into Distribution Agreements with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BDJ’s, BME’s, BST’s and BUI’s common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BDJ’s, BME’s, BST’s and BUI’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the six months ended June 30, 2025 amounted to $0, $0, $0 and $5,992 for each of BDJ, BME, BST and BUI, respectively.
Expense Limitations, Waivers and Reimbursements:  The Manager voluntarily agreed to waive investment advisory fees on the following Trusts as a percentage of their average weekly net assets, as follows:
BOE
0.175%
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

These voluntary waivers may be reduced or discontinued at any time without notice.
For the six months ended June 30, 2025, the investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations, were as follows:
Trust Name	Fees Waived and/or Reimbursed by the Manager
BOE	$ 596,903
With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver") through June 30, 2027. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2025, the amounts waived were as follows:
Trust Name	Fees Waived and/or Reimbursed by the Manager
BGR	$ 2,661
BDJ	14,729
BOE	2,758
BGY	2,797
CII	4,858
BMEZ	29,042
BME	8,358
BCX	8,310
BSTZ	7,006
BST	3,625
BTX	17,044
BUI	4,369
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2027. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended June 30, 2025, there were no fees waived by the Manager pursuant to this arrangement.
Securities Lending:  The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional, managed by the Manager or its affiliates. However, BIM has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Trusts bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been reinvested may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, the money market fund will impose a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. The money market fund will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If the money market fund cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.
Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and  any fees or other payments to and from borrowers of securities. Each Trust retains a portion of the securities lending income and remits the remaining portion to BIM as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, each of BDJ, CII, BMEZ, BME, BIGZ and BST retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds specified thresholds, each of BDJ, CII, BMEZ, BME, BIGZ and BST, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
Pursuant to the current securities lending agreement, each of BGR, BOE, BGY, BCX, BSTZ and BUI retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds specified thresholds, each of BGR, BOE, BGY, BCX, BSTZ and BUI, pursuant to the securities lending agreement, will retain for the remainder of that calendar

2025 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by each Trust is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2025, each Trust paid BIM the following amounts for securities lending agent services:
Trust Name	Amounts
BDJ	$ 177
BGY	277
CII	129
BMEZ	6,569
BME	623
BCX	3,634
BSTZ	22,031
BST	779
BTX	15,726
BUI	94
Trustees and Officers:  Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.
Other Transactions:  The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2025, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:
Trust Name	Purchases	Sales	Net Realized Gain (Loss)
BGY	$ 2,820,003	$ 5,776,078	$ 160,391
7.
 PURCHASES AND SALES
For the six months ended June 30, 2025, purchases and sales of investments, excluding short-term securities, were as follows:
Trust Name	Purchases	Sales
BGR	$ 151,573,331	$ 164,949,527
BDJ	448,577,895	511,627,173
BOE	118,112,433	184,949,119
BGY	143,896,264	195,621,235
CII	407,288,772	472,072,979
BMEZ	514,856,533	1,113,710,191
BME	153,115,996	165,968,975
BCX	524,190,450	569,539,585
BSTZ	490,732,678	682,437,643
BST	258,092,756	324,703,237
BTX	1,540,354,715	1,723,578,395
BUI	138,847,397	152,423,443
8.
INCOME TAX INFORMATION
It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of date of these financial statements, all of which are subject to change, possibly with retroactive effect which may impact the Trusts’ NAV.
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

As of December 31, 2024, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains and qualified late-year losses as follows:
Trust Name	Non-Expiring Capital Loss Carryforwards	Qualified Late-Year Ordinary Losses
BGR	$ (203,787,893)	$ —
BOE	(5,383,743)	(23,287)
BMEZ	(26,094,837)	—
BME	—	(9,210)
BCX	(210,243,025)	—
BST	—	(6,188)
BTX	(1,849,884,782)	—
BUI	—	(43,667)
As of June 30, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BGR	$ 266,095,629	$ 109,101,323	$ (21,691,192)	$ 87,410,131
BDJ	1,333,396,601	420,804,739	(64,857,687)	355,947,052
BOE	510,890,138	196,210,876	(9,305,743)	186,905,133
BGY	448,503,185	139,343,547	(15,976,990)	123,366,557
CII	634,269,244	328,972,878	(17,411,058)	311,561,820
BMEZ	976,352,077	180,353,011	(184,954,024)	(4,601,013)
BME	370,857,261	181,698,936	(25,380,203)	156,318,733
BCX	712,346,180	146,939,002	(67,242,403)	79,696,599
BSTZ	1,002,329,196	737,605,600	(155,755,964)	581,849,636
BST	723,223,200	822,604,446	(127,624,798)	694,979,648
BTX	1,808,010,698	232,647,895	(410,993,649)	(178,345,754)
BUI	362,420,982	213,028,372	(3,713,554)	209,314,818
9.
PRINCIPAL RISKS
In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments. BDJ’s, BME’s, BST’s and BUI’s prospectuses provide details of the risks to which each Trust is subject.
The Trusts may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.
Illiquidity Risk: Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may  experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore

2025 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.
With exchange-traded options purchased, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency).
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.
As of period end, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:
Sectors	Trust Name
Energy	BGR, BCX
Financials	BDJ
Health Care	BMEZ, BME
Information Technology	CII, BSTZ, BST
Materials	BCX
Utilities	BUI
Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.
Certain Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.
The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trusts may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Trusts’ performance.
Certain Trusts invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Trust’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be  more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.
Certain Trusts invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trusts invest.
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

Certain Trusts invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trusts’ investments.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
10.
 CAPITAL SHARE TRANSACTIONS
Each Trust is authorized to issue an unlimited number of shares, with the exception of CII, all of which were initially classified as Common Shares. CII is authorized to issue 200 million Common Shares. The par value for each Trust’s Common Shares is $0.001, except for CII, which is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
BDJ, BME, BST and BUI have each filed a prospectus with the SEC allowing them to issue an additional 40,000,000, 4,000,000, 18,000,000 and 8,000,000 Common Shares, respectively, through an equity Shelf Offering. Under the Shelf Offerings, BDJ, BME, BST and BUI, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Trust’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 40,000,000, 3,332,695, 15,661,634 and 7,473,143 Common Shares, respectively, remain available for issuance under the Shelf Offerings. During the six months ended June 30, 2025, BDJ, BME, BST and BUI issued 0, 0, 0 and 130,020 shares, respectively, under the Trust’s respective current Shelf Offering and the Trust’s prior Shelf Offering. See Additional Information — Shelf Offering Program for additional information.
Initial costs incurred by each of BDJ, BME, BST and BUI in connection with their Shelf Offerings are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the Shelf Offering period will be charged to expense.
For the periods shown, shares issued and outstanding increased by the following amounts as a result of shares issued through the Shelf Offering:
	Six Months Ended	Year Ended
Trust Name	06/30/25	12/31/24
BST	—	236,917
BUI	130,020	55,243
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:
	Six Months Ended	Year Ended
Trust Name	06/30/25	12/31/24
BST	—	43,442
BUI	32,859	21,581
For the period ended November 30, 2024 the Trusts did not repurchase any shares.
Each Trust had previously adopted a one-year discount management program (the “Program”) that was comprised of four 3-month measurement periods, expiring with the measurement period ending March 31, 2025. Under the Program, each Trust offered to repurchase a portion of its common shares via tender offer if the Trust’s common shares traded at an average daily discount to NAV of more than 7.5% during a 3-month measurement period. As a result of the discount trigger being met during the respective measurement periods under the Program, certain Trusts conducted a tender offer for 2.5% of its outstanding common shares, at a price equal to 98% of the NAV per share, determined on the business day after the tender offer expired. The results of the tender offers were as follows:

2025 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

BGR
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
01/22/25	02/22/25	3,894,759	14.9%	652,722	2.5%	$13.8376	$9,032,106

BOE
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
01/23/25	02/25/25	13,246,807	22.7%	1,462,199	2.5%	$12.1520	$17,768,642
04/16/25	05/20/25	12,288,978	21.6	1,425,644	2.5	11.8776	16,933,229

BGY
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
01/23/25	02/25/25	31,046,841	32.6%	2,383,023	2.5%	$6.0662	$14,455,894
04/16/25	05/20/25	22,873,636	24.6	2,323,447	2.5	6.0858	14,140,034

CII
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
01/22/25	02/22/25	4,275,883	10.2%	1,049,179	2.5%	$21.1974	$22,239,867

BME
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
01/22/25	02/22/25	1,188,063	9.0%	331,387	2.5%	$42.1792	$13,977,639

BCX
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
01/23/25	02/25/25	17,748,385	22.1%	2,004,946	2.5%	$9.7706	$19,589,525
04/16/25	05/20/25	14,138,859	18.1	1,954,822	2.5	9.7314	19,023,155

BSTZ
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
01/23/25	02/25/25	16,170,310	22.4%	1,807,867	2.5%	$21.6776	$39,190,218
04/16/25	05/20/25	12,715,932	18.0	1,762,670	2.5	20.0018	35,256,573

(a)	Date the tender offer period began.
Repurchase offers results for the year ended December 31, 2024 were as follows:
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

BGR
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/17/24	08/19/24	7,466,508	27.2%	686,624	2.5%	$14.5824	$10,012,626
10/15/24	11/18/24	6,002,507	22.4	669,458	2.5	14.5922	9,768,865

BDJ
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/17/24	08/19/24	22,908,137	12.3%	4,653,377	2.5%	$9.1826	$42,730,100
10/15/24	11/18/24	18,268,902	10.1	4,537,043	2.5	9.2120	41,795,240

BOE
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/19/24	08/21/24	14,942,512	24.3%	1,538,145	2.5%	$12.2794	$18,887,498
10/17/24	11/20/24	14,941,364	24.9	1,499,691	2.5	12.0736	18,106,669

BGY
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/18/24	08/20/24	33,752,225	33.7%	2,506,796	2.5%	$6.3014	$15,796,324
10/16/24	11/19/24	33,315,326	34.1	2,444,126	2.5	5.8996	14,419,366

CII
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/17/24	08/19/24	5,850,437	13.3%	1,103,672	2.5%	$20.9524	$23,124,577
10/15/24	11/18/24	5,713,692	13.3	1,076,081	2.5	20.9328	22,525,388

BMEZ
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/18/24	08/20/24	24,040,558	22.6%	2,662,856	2.5%	$17.6204	$46,920,588
10/16/24	11/19/24	21,043,412	20.3	2,596,285	2.5	16.3856	42,541,687

BME
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/18/24	08/20/24	1,279,599	9.2%	348,599	2.5%	$44.4822	$15,506,450

2025 BlackRock Semi-Annual Report to Shareholders

Notes to Financial Statements (unaudited) (continued)

Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
10/16/24	11/19/24	1,360,222	10.0%	339,884	2.5%	41.2678	14,026,265

BCX
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/19/24	08/21/24	22,521,822	26.7%	2,109,082	2.5%	$10.3292	$21,785,130
10/17/24	11/20/24	20,587,371	25.0	2,056,355	2.5	10.1136	20,797,152

BSTZ
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/19/24	08/21/24	23,251,771	30.6%	1,901,766	2.5%	$21.4522	$40,797,065
10/17/24	11/20/24	19,714,994	26.6	1,854,222	2.5	22.3440	41,430,736

BTX
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
07/22/24	08/22/24	42,424,300	18.9%	5,610,470	2.5%	$8.1242	$45,580,580
10/18/24	11/21/24	35,904,019	16.4	5,470,208	2.5	8.5750	46,907,034

(a)	Date the tender offer period began.
On February 28, 2025, the Board approved the renewal of each Trust’s Program, which will consist of one measurement period beginning on January 1, 2025 and ending on September 30, 2025. Under the renewed Program, each Trust intends to offer to repurchase a portion of its common shares via tender offer if the Trust’s common shares trade at an average daily discount to NAV of more than 10% during the 9-month measurement period. If the discount trigger is met and a tender offer is conducted, there is no guarantee that shareholders will be able to sell all of the shares that they desire to sell in such tender offer and there can be no assurance as to the effect that the Program will have on the market for a Trust’s shares or the discount at which a Trust’s shares may trade relative to its NAV.
On January 20, 2025, the Board approved tender offers to repurchase 50% of BTX’s outstanding shares and 40% of BMEZ’s outstanding shares, at a price per share equal to 99.5% of the applicable Trust’s net asset value per common share determined following the expiration of the tender offer. In connection with the approval of these tender offers, the discount management program was terminated for each of BTX and BMEZ and the respective tender offers for the quarterly measurement period ended December 31, 2024 were cancelled.
BMEZ tender offer results were as follows:
Commencement Date of Tender Offer Period(a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
03/21/25	04/18/25	38,753,713	38.3%	38,753,713	38.3%	$14.2086	$550,636,007

As of June 30, 2025, BlackRock Financial Management, Inc., an affiliate of the Trust, owned 5,000 Shares of BTX.
11.
FOREIGN WITHHOLDINGS TAX CLAIMS
BOE, BGY, BCX and BUI are each seeking a closing agreement with the Internal Revenue Service ("IRS") to address any prior years’ U.S. income tax liabilities attributable to Trust shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Trust paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Trust shareholders on their tax returns in prior years. The Trust has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the Statements of Assets and Liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.
Notes to Financial Statements

Notes to Financial Statements (unaudited) (continued)

12.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trusts’  financial statements was completed through the date the financial statements were issued and the following items were noted:
The Trusts declared and paid or will pay distributions to Common Shareholders as follows:
Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BGR	07/01/25	07/15/25	07/31/25	$ 0.097300
	08/01/25	08/15/25	08/29/25	0.097300
BDJ	07/01/25	07/15/25	07/31/25	0.061900
	08/01/25	08/15/25	08/29/25	0.061900
BOE	07/01/25	07/15/25	07/31/25	0.082700
	08/01/25	08/15/25	08/29/25	0.082700
BGY	07/01/25	07/15/25	07/31/25	0.042600
	08/01/25	08/15/25	08/29/25	0.042600
CII	07/01/25	07/15/25	07/31/25	0.141000
	08/01/25	08/15/25	08/29/25	0.141000
BMEZ	07/01/25	07/15/25	07/31/25	0.167200
	08/01/25	08/15/25	08/29/25	0.164960
BME	07/01/25	07/15/25	07/31/25	0.262100
	08/01/25	08/15/25	08/29/25	0.262100
BCX	07/01/25	07/15/25	07/31/25	0.069700
	08/01/25	08/15/25	08/29/25	0.069700
BSTZ	07/01/25	07/15/25	07/31/25	0.216840
	08/01/25	08/15/25	08/29/25	0.216470
BST	07/01/25	07/15/25	07/31/25	0.250000
	08/01/25	08/15/25	08/29/25	0.250000
BTX	07/01/25	07/17/25	07/31/25	0.079680
	08/01/25	08/15/25	08/29/25	0.078840
BUI	07/01/25	07/15/25	07/31/25	0.136000
	08/01/25	08/15/25	08/29/25	0.136000
BTX conducted a tender offer for up to 50% of its issued and outstanding common shares. The results of the tender offer were as follows:
Commencement Date of Tender Offer Period	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares to be Purchased	Tendered Shares to be Purchased as a Percentage of Outstanding Shares	Purchase Price	Total Amount of Purchases
06/09/25	07/09/25	96,627,850	45.3%	96,627,850	45.3%	$7.4924	$723,974,503

2025 BlackRock Semi-Annual Report to Shareholders

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Energy and Resources Trust (“BGR”), BlackRock Enhanced Equity Dividend Trust (“BDJ”), BlackRock Enhanced Global Dividend Trust (“BOE”), BlackRock Enhanced International Dividend Trust (“BGY”), BlackRock Enhanced Large Cap Core Fund, Inc. (“CII”), BlackRock Health Sciences Trust (“BME”), BlackRock Health Sciences Term Trust (“BMEZ”), BlackRock Resources & Commodities Strategy Trust (“BCX”), BlackRock Science and Technology Trust (“BST”), BlackRock Science and Technology Term Trust (“BSTZ”), BlackRock Technology and Private Equity Trust (“BTX”), and BlackRock Utilities, Infrastructure & Power Opportunities Trust (“BUI”) (collectively, the “Funds” and each, a “Fund”) met on May 8, 2025 (the “May Meeting”) and June 5-6, 2025 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager, BlackRock International Limited (the “Sub-Advisor”) and each of BGR, BOE, BGY, BCX and BUI. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board Members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board Members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, as well as numerous ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also held the May Meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) the use of brokerage commissions and execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.
Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.
At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting, and such responses were reviewed by the Board Members.
At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.
Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.
A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of certain trading, portfolio management, operations and/or information systems owned by BlackRock; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, registration statements in connection with BDJ’s, BME’s, BST’s and BUI’s equity shelf program, and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board also considered the operation of BlackRock’s business continuity plans.
The Board noted that the engagement of the Sub-Advisor with respect to BGR, BOE, BGY, BCX, and BUI facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit each Fund and its shareholders.
B.  The Investment Performance of each Fund
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. The Board was provided with Fund performance reporting and analysis, relative to applicable performance metrics, by BlackRock throughout the year and at the May meeting. In preparation for the May Meeting, the Board was also provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2024, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.
The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered BGR’s performance relative to BGR’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BGR generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BGR, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BDJ’s performance relative to BDJ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BDJ generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BDJ, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BOE’s performance relative to BOE’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BOE generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BOE, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BOE’s underperformance relative to the Performance Metrics.

2025 BlackRock Semi-Annual Report to Shareholders

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board reviewed and considered BGY’s performance relative to BGY’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BGY generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BGY, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered CII’s performance relative to CII’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, CII generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for CII, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BMEZ’s performance relative to BMEZ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BMEZ generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BMEZ, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BME’s performance relative to BME’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BME generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BME, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BCX’s performance relative to BCX’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BCX generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BCX, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BSTZ’s performance relative to BSTZ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BSTZ generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BSTZ, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BST’s performance relative to BST’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BST generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BST, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BST’s underperformance relative to the Performance Metrics.
The Board reviewed and considered BTX’s performance relative to BTX’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BTX generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BTX, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BTX’s underperformance relative to the Performance Metrics.
The Board reviewed and considered BUI’s performance relative to BUI’s Performance Metrics. Based on an overall rating relative to the Performance metrics, BUI generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BUI, and that BlackRock has explained its rationale for this belief to the Board.
C.  Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund
The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board also noted that while it found the expense comparison provided by Broadridge generally useful, it recognized that the comparison is subject to Broadridge’s defined peer selection criteria and methodology. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2024 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized the limitations of calculating and comparing profitability at the individual fund level.
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of BlackRock’s technology business, BlackRock’s expense management, and the relative product mix. The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available.
Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that BGR’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Expense Peers. The Board and BlackRock agreed to a lower contractual advisory fee rate, and in connection determined to eliminate a voluntary advisory fee waiver. These changes were effective July 1, 2024.
The Board noted that BDJ’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.
The Board noted that BOE’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. In addition, the Board noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BOE. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 17.5 basis points voluntary advisory fee waiver.
The Board noted that BGY’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Expense Peers.
The Board noted that CII’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.
The Board noted that BMEZ’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the Expense Peers.
The Board noted that BME’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.
The Board noted that BCX’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Expense Peers.
The Board noted that BSTZ’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Expense Peers.
The Board noted that BST’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.
The Board noted that BTX’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Expense Peers.
The Board noted that BUI’s contractual management fee rate ranked second out of four funds, and that the actual management fee rate and total expense ratio each ranked second out of four funds relative to the Expense Peers.
D.  Economies of Scale
The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit each Fund in a variety of ways as the assets of each Fund increase. The Board considered multiple factors, including the advisory fee rate and breakpoints, and fee waivers, as applicable. The Board considered each Fund’s asset levels and whether the current fee was appropriate.
Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception. The Board noted that although each of BDJ, BME, BST and BUI may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of each of BDJ’s, BME’s, BST’s and BUI’s assets will occur primarily through the appreciation of its investment portfolio.
E.  Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

2025 BlackRock Semi-Annual Report to Shareholders

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock-advised funds; and efforts to reduce fund discounts, including continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.
Conclusion
At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2026, and the Sub-Advisory Agreements among the Manager, the Sub-Advisor and each of BGR, BOE, BGY, BCX and BUI for a one-year term ending June 30, 2026. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.
Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

Additional Information

Proxy Results
At a Special Meeting of Shareholders of BlackRock Technology and Private Equity Term Trust (the "Trust"), held on April 17, 2025, Fund shareholders were asked to vote on the following proposals:
Proposal 1. To approve an amendment to the Trust’s fundamental investment restriction with respect to industry concentration to allow the Trust to concentrate its investments in companies operating in one or more industries within the technology group of industries.
With respect to this Proposal, the shares of the Trust were voted as follows:
	Votes For	Votes Against	Votes Abstain
BTX	103,516,399	2,795,926	732,630
Proposal 2. To approve a change in the Trust’s status from diversified to non-diversified as such terms are defined under the Investment Company Act of 1940, as amended (the “1940 Act”).
With respect to this Proposal, the shares of the Trust were voted as follows:
	Votes For	Votes Against	Votes Abstain
BTX	103,045,937	3,140,232	858,786
Trust Certification
The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Trusts do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trusts. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trusts’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Trusts’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Trusts’ exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trusts’ long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the "Plan"), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.
The distributions paid by each Trust for any particular month may be more or less than the amount of net investment income earned by each Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital.  Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.
A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.
Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the  Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

2025 BlackRock Semi-Annual Report to Shareholders

Additional Information (continued)

General Information
The Trusts, other than BDJ, BME, BST and BUI, do not make available copies of their Statements of Additional Information because the Trusts’ shares, other than BDJ, BME, BST and BUI, are not continuously offered, which means that the Statement of Additional Information of each Trust, other than BDJ, BME, BST and BUI, has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.
BDJ’s, BME’s, BST’s and BUI’s Statements of Additional Information include additional information about its Board and are available, without charge upon request by calling (800)882-0052.
The following information is a summary of certain changes since December 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, shareholder reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for BDJ, BME, BST and BUI only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BDJ, BME, BST and BUI only, prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trusts will mail only one copy of shareholder documents, including for BDJ, BME, BST and BUI only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
The Board of Trustees of the Trusts has delegated the voting of proxies for the Trusts’ securities to BlackRock Advisors, LLC (the “Adviser”) pursuant to the Closed-End Fund Proxy Voting Policy. The Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Trusts. The BAIS Guidelines are available at www.blackrock.com.
A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Trust Updates
BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Additional Information

Additional Information (continued)

Shelf Offering Program
From time to time, BDJ, BME, BST and BUI may seek to raise additional equity capital through a Shelf Offering.  In a Shelf Offering, BDJ, BME, BST and BUI may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BDJ’s, BME’s, BST’s and BUI’s  net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing).  While any such Shelf Offering may allow BDJ, BME, BST and BUI to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
BDJ and BUI filed final prospectuses with the SEC in connection with its Shelf Offering on June 2, 2023 and June 2, 2025, respectively. This report and the prospectuses of BDJ and BUI are not offers to sell BDJ and BUI Common Shares or solicitations of an offer to buy BDJ and BUI Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectuses of BDJ and BUI contains important information about BDJ and BUI, including their investment objectives, risks, charges and expenses. Investors are urged to read the prospectuses of BDJ and BUI carefully and in their entirety before investing. Copies of the final prospectuses for BDJ and BUI can be obtained from BlackRock at blackrock.com.
Trust and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Adviser
BlackRock International Limited(a)
Edinburgh, EH3 8BL
United Kingdom
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
(a) For BGR, BOE, BGY, BCX and BUI.
(b) For BDJ, BME, BST and BUI.
Distributor
BlackRock Investments, LLC(b)
New York, NY 10001
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02110
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

2025 BlackRock Semi-Annual Report to Shareholders

Glossary of Terms Used in this Report

Currency Abbreviation
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	United States Dollar

Portfolio Abbreviation
ADR	American Depositary Receipt
CVR	Contingent Value Right
GDR	Global Depositary Receipt
LP	Limited Partnership
PJSC	Public Joint Stock Company
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SAP	Subject to Appropriations
Glossary of Terms Used in this Report

Want to know more?
blackrock.com |  800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
CEF-BK9-06/25-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –

Statement Regarding Basis for Approval of Investment Advisory Contract – The registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section  6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

[1]

The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced Global Dividend Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Global Dividend Trust

Date: August 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced Global Dividend Trust

Date: August 22, 2025

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Enhanced Global Dividend Trust

Date: August 22, 2025